ADVANTUS-TM- SERIES FUND, INC.                                     JUNE 30, 2000

EQUITIES
MICRO-CAP GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL STOCK PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
INDEX 400 MID-CAP PORTFOLIO
GROWTH PORTFOLIO
INDEX 500 PORTFOLIO
VALUE STOCK PORTFOLIO
MACRO-CAP VALUE PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME/HYBRID
ASSET ALLOCATION PORTFOLIO
GLOBAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO





MINNESOTA LIFE                                     SEMI-ANNUAL REPORT
                                                   ADVANTUS SERIES FUND, INC.
  VARIABLE LIFE INSURANCE*                         OFFERED IN MINNESOTA LIFE
  VARIABLE ADJUSTABLE LIFE                         VARIABLE PRODUCTS
  VARIABLE ADJUSTABLE LIFE-SECOND DEATH

  VARIABLE ANNUITIES*
  MULTIOPTION-Registered Trademark- ACHIEVER
  MULTIOPTION-Registered Trademark- CLASSIC
  MULTIOPTION-Registered Trademark- SELECT
  MULTIOPTION-Registered Trademark- SINGLE
  MULTIOPTION-Registered Trademark- FLEXIBLE
  MEGANNUITY
  UNIVERSITY OF MINNESOTA MULTIOPTION-Registered Trademark- ANNUITY ADJUSTABLE INCOME ANNUITY
  FLEXANNUITY PLUS
  INVESTANNUITY PLUS
  INDIVIDUAL ACCUMULATION ANNUITY
  GROUP ACCUMULATION ANNUITY

  GROUP VARIABLE LIFE*
  VARIABLE GROUP UNIVERSAL LIFE

  *SECURITIES OFFERED THROUGH ASCEND FINANCIAL SERVICES, INC.
  MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                Page No.
HOW TO USE THIS REPORT .....................................           1
PORTFOLIO TOTAL RETURN .....................................           2
PORTFOLIO MANAGER REVIEWS
   Growth Portfolio ........................................           4
   Bond Portfolio ..........................................           6
   Money Market Portfolio ..................................           8
   Asset Allocation Portfolio ..............................          10
   Mortgage Securities Portfolio ...........................          12
   Index 500 Portfolio .....................................          14
   Capital Appreciation Portfolio ..........................          16
   International Stock Portfolio ...........................          18
   Small Company Growth Portfolio ..........................          20
   Maturing Government Bond 2002 Portfolio .................          22
   Maturing Government Bond 2006 Portfolio .................          22
   Maturing Government Bond 2010 Portfolio .................          22
   Value Stock Portfolio ...................................          26
   Small Company Value Portfolio ...........................          28
   Global Bond Portfolio ...................................          30
   Index 400 Mid-Cap Portfolio .............................          32
   Macro-Cap Value Portfolio ...............................          34
   Micro-Cap Growth Portfolio ..............................          36
   Real Estate Securities Portfolio ........................          38
INVESTMENTS IN SECURITIES
   Growth Portfolio ........................................          40
   Bond Portfolio ..........................................          42
   Money Market Portfolio ..................................          45
   Asset Allocation Portfolio ..............................          47
   Mortgage Securities Portfolio ...........................          52
   Index 500 Portfolio .....................................          55
   Capital Appreciation Portfolio ..........................          62
   International Stock Portfolio ...........................          64
   Small Company Growth Portfolio ..........................          68
   Maturing Government Bond 2002 Portfolio .................          70
   Maturing Government Bond 2006 Portfolio .................          71
   Maturing Government Bond 2010 Portfolio .................          72
   Value Stock Portfolio ...................................          73
   Small Company Value Portfolio ...........................          75
   Global Bond Portfolio ...................................          78
   Index 400 Mid-Cap Portfolio .............................          81
   Macro-Cap Value Portfolio ...............................          88
   Micro-Cap Growth Portfolio ..............................          91
   Real Estate Securities Portfolio ........................          93
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities ....................          94
   Statements of Operations ................................          98
   Statements of Changes in Net Assets .....................         102
   Notes to Financial Statements ...........................         110

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 40.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000

 PERCENTAGE OF RETURN
Growth                   2.6%
Bond                     2.9%
Money Market             2.8%
Asset Allocation         3.7%
Mortgage Securities      4.1%
Index 500               -0.6%
Capital Appreciation     1.4%
International Stock      2.1%
Small Company Growth     4.2%
MGB 2002                 3.1%
MGB 2006                 5.7%
MGB 2010                 8.2%
Value Stock             -5.9%
Small Company Value      6.3%
Global Bond             -1.5%
Index 400 Mid-Cap        8.2%
Macro-Cap Value         -1.6%
Micro-Cap Growth         0.6%
Real Estate Securities  13.1%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President                                                [PHOTO]

Dear Shareholder:

The U.S. has been enjoying an exceptional economic environment. Over the past 10 years, we have seen booming capital markets bolstered by robust economic growth and low inflation. Since June 1999, six interest rate increases engineered by the inflation-fighting Federal Reserve, have resulted in some early signs of slowing the economy. Gross Domestic Product, a leading growth indicator, is forecasted to slow to 4.2 percent from the first quarter's rapid growth of 5.4 percent. Recent economic data (housing starts, auto sales and unemployment) also indicate that the breakneck growth rate may be slowing.

The U.S. has also benefited from the expanding global economy. Large, diversified companies are doing well in the current economic climate. As capital spending remains strong, underlying support for technology grows. Companies everywhere continue to build their technology base and infrastructure.

In the equity market, valuations do matter, as evidenced by the latest series of market corrections early in the second quarter. Capitalism has a way of bringing things back into balance. Market corrections tend to be quick and sharp. Investors may need to adjust their expectations, as double-digit equity returns may not be as commonplace as they have been over the last few years. Even though recent corrections have reigned in many stocks--particularly in the Technology sector--we feel that the stock market is still strong.

So far this year, U.S. Treasury securities have been the star performers within the fixed income universe. U.S. Treasuries have benefited from a relatively low inflationary environment, the strong fiscal situation in the U.S., and the government's decision to buy back its longer-maturity debt. Corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve, several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance. Mortgage-backed securities have outperformed corporate bonds to date this year, but have lagged U.S. Treasuries.

Our country's economic strength is very broad, and there are very few weak spots. We believe the Fed has not finished tightening. We anticipate at least one more increase in interest rates before November. Whenever we have a change in interest rate direction, volatility and uncertainty surface. We have witnessed volatility in the capital markets throughout the first half of 2000, and we believe this will continue through the remainder of the year.

In this election year, we will witness the political posturing of both parties. It is likely, however, that whoever the presidential election in November brings to office, Americans will still enjoy a healthy, recession-free economy.

Thank you for your continued confidence and investment in the portfolios of the Advantus Series Fund.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Series Funds, Inc.

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER

ALLEN D.
STEINKOPF, CFA
PORTFOLIO MANAGER
The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

GROWTH PORTFOLIO

PERFORMANCE

After significant gyrations in the market, with the Portfolio up as much as 14 percent and down as much as 12 percent, the Portfolio ended the first half up
2.58 percent* for the six-month period ended June 30, 2000. It is also good to report that for 1 year the Fund has performed well with a return of 20 percent. This compares to the Russell 1000 Growth Index** returns of 4.23 percent and
25.65 percent for the year-to-date and 1-year periods.

PERFORMANCE ANALYSIS

The market has been extremely volatile through the first half of 2000. The NASDAQ carried the strength it exited 1999 with and ran up all time highs by March, led mostly by technology issues and new economy stocks. Since then, the market has assumed a decidedly cautious tone. Interest rate fears and high energy costs have started to exert pressure on some sectors of the economy. We have seen signs of weakness in retailing and auto sales, as well as some indications that housing turnover is slowing.

Technology, Health Care and Energy have been, and continue to be, the Portfolio's largest overweighted positions. Superior growth characteristics and excellent earnings have caused us to continue to overweight these sectors. Uninspiring growth characteristics for Financials and Consumer non-durables has tilted the Portfolio away from these sectors of the market. In the first quarter, our relative underweighting in the consumer non-durables was a significant contributor to relative performance, but in the second quarter this reversed as the market was more risk-averse and defensive. We believe the characteristics of the sectors we have overweightings in will again bring investors into these areas. Technology reversed in the second quarter from its 18 percent increase in the first quarter to up only 8 percent for the year. Health Care and Energy have rallied throughout the year and we believe this will continue.

With the backdrop of $30-a-barrel oil prices it is not surprising that Energy has been the best performing sector year-to-date with a gain of 34 percent. This was followed by Health Care, which was up 25 percent in the first half. The Portfolio was positioned well in both of these sectors, led by Warner Lambert gaining 59 percent in Healthcare and Baker-Hughes gaining 53 percent in the Energy sector. Technology issues came through the first quarter with record earnings and very few disappointments, but in the second quarter computer services companies like Unisys and EDS were not able to meet expectations. This has lead to a correction in the Technology sector although it has managed a positive return year-to-date. Technology continues to be a heavy concentration for the Portfolio and our positions in Redback Networks (+101 percent) and Juniper Networks (+156 percent) have been significant contributors to performance. Disappointments were BMC software and Computer Sciences.

OUTLOOK

We believe that the economy is headed for a soft landing with interest rates nearing their highs. World and U.S. economic growth should continue at a healthy pace, giving a lift to the market. As the economy continues to grow, we feel our positions in Technology and Energy should perform well. After a period of adjustment to slightly lower domestic growth, consumer cyclical stocks should be poised to perform better. Therefore, we are looking to increase our positions in some of the retailers who have been beaten down. We also believe that Biotechnology has begun a secular growth phase that will last for a number of years. As such, the Fund has good exposure to a number of the leading biotech companies.

TEN LARGEST STOCK HOLDINGS

                                                                MARKET       % OF STOCK
COMPANY                                             SHARES       VALUE       PORTFOLIO
-------                                             -------  -------------   ----------
Cisco Systems, Inc. ..............................  540,500  $ 34,355,531        5.9%
Pfizer, Inc. .....................................  712,125    34,182,000        5.8%
General Electric Company..........................  640,200    33,930,600        5.8%
Intel Corporation.................................  251,700    33,649,144        5.7%
Dell Computer Corporation.........................  416,300    20,528,794        3.5%
Microsoft.........................................  246,000    19,680,000        3.4%
Texas Instruments, Inc. ..........................  252,500    17,343,594        3.0%
EMC Corporation...................................  213,900    16,456,931        2.8%
America Online, Inc. .............................  275,900    14,553,725        2.5%
Oracle Systems....................................  171,300    14,399,906        2.5%
                                                             ------------      -----
                                                             $239,080,225       40.9%
                                                             ============      =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.4%
Basic Materials                     0.5%
Financial                           1.0%
Utilities                           1.0%
Energy                              3.0%
Communication Services              4.0%
Consumer Staples                    4.7%
Consumer Cyclical                   6.9%
Capital Goods                       8.9%
Health Care                        17.1%
Technology                         50.5%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      20.66%
Five year                     24.09%
Ten year                      16.64%

           GROWTH             RUSSELL 1000
          PORTFOLIO    CPI    GROWTH INDEX
6/30/90     $10,000  $10,000       $10,000
12/31/90     $9,316  $10,618        $9,405
12/31/91    $12,489  $10,934       $13,275
12/31/92    $13,091  $11,259       $13,940
12/31/93    $13,704  $11,568       $14,341
12/31/94    $13,815  $11,892       $15,545
12/31/95    $17,169  $12,193       $21,327
12/31/96    $20,113  $12,596       $26,257
12/31/97    $26,834  $12,819       $34,260
12/31/98    $36,145  $13,025       $47,523
12/31/99    $45,422  $13,365       $63,271
6/30/00     $46,592  $13,642       $65,947

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

WAYNE R. SCHMIDT, CFA
PORTFOLIO MANAGER
The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

BOND PORTFOLIO

PERFORMANCE

The Advantus Bond Portfolio generated a total return of 2.91 percent for the six-month period ended June 30, 2000. This compares to the Lehman
Government/Credit Index, which earned 4.16 percent for the same period.

PERFORMANCE ANALYSIS

Interest rates were volatile during the six-month period as the market wrestled with strong economic growth with hints of a potential slowdown, higher commodity prices and overall concern for inflation, tight labor markets, and a proactive Federal Reserve that raised the Federal Funds rate by 100 basis points
(1 percent). Despite the mixed news, the bond market managed to look beyond the current events as short-term interest rates were pushed slightly higher and long-term interest rates fell creating an inverted yield curve. This is a situation where short-term interest rates are higher than long-term interest rates. The yield on the two-year U.S. Treasury note rose 12 basis points
(.12 percent) to yield 6.36 percent, while the thirty-year bond declined 58 basis points (.58 percent) to yield just 5.90 percent at June 30, 2000.

Within the fixed income universe, the Government sector was the top performer as Treasury and Agency securities returned 4.97 percent for the first six-months. Mortgage-backed securities returned a respectable 3.67 percent while the Corporate Credit sector lagged generating a 2.68 percent total return for the quarter. These results are consistent with the backdrop of a tightening Federal Reserve and a general lack of liquidity in the spread sectors. Spreads on corporate bonds generally widen when the Federal Reserve is tightening monetary policy in an effort to slow economic growth, that will eventually lead to lower corporate profits. In this cycle, corporate bonds have also come under pressure from a lack of liquidity as brokerage firms and hedge funds scaled back their market making and trading activities.

The Portfolio's emphasis on corporate bonds negatively impacted returns in the first half of 2000. While the Portfolio has been void of the major credit casualties, spreads on corporate bonds that became targeted as potential leveraged buyout candidates were driven significantly wider. Names in the Portfolio like Crown Cork and Seal, Federal Mogul, Masco, and British Sky Broadcasting underperformed the overall corporate bond market as their spreads widened more than the average corporate credit. Owning these names in shorter maturities helped mitigate the impact of their spread widening. This is consistent with our portfolio strategy to own corporate credit in shorter maturities and U.S. Treasury Bonds at the long end of the yield curve.

OUTLOOK

With credit spreads near their historical wide levels, we feel that corporate bonds offer attractive yields to fixed income investors. The Portfolio will continue to be constructed to emphasize yield through ownership of corporate bonds in the short end (less than seven years to maturity) and U.S. Treasury securities at the long end of the yield curve (thirty years to maturity). We anticipate that corporate credit selection will play a key role, as credit spreads have become extremely volatile. Avoiding the pitfalls will be more important than picking winners in the corporate bond universe in the second half of 2000. Long-term U.S. Treasury securities continue to offer intriguing value as the government uses their surplus to buy back long-term Treasury debt and will likely discontinue issuing thirty-year bonds in the near future. We expect that the decreased supply of long Treasury debt coupled with investor need for duration should keep prices moving higher in this sector.

We believe Interest rates will continue to drift lower as the economy enters a more favorable part of the cycle for fixed income investors. The positives for bonds include: a slowdown in economic growth from an unsustainable rate, a leveling off of the strong employment situation, the Federal Reserve closer to the end of this Fed Fund rate hike cycle, a pull back in the equity markets, and a fiscal surplus in the U.S. The largest concern for bonds is inflation. Higher wages or commodity prices could keep upward pressure on interest rates, but the Federal Reserve stands ready to combat this to achieve their primary goal of price stability. All things considered, bonds are in good shape at the current interest rate levels. We feel that interest rates should trend lower when the economic slowdown becomes more obvious and investors realize that the up-tick in inflation is just temporary. We will continue to keep above average duration in the Portfolio, add yield through credit on the short end, and continue to own long-term U.S. Treasury securities.

TEN LARGEST BOND HOLDINGS

                                                                 MARKET      % OF BOND
COMPANY                                                          VALUE       PORTFOLIO
-------                                                       ------------  -----------
U.S. Treasury Bond--5.250%, 02/15/29........................  $18,630,948        11.7%
U.S. Treasury Note--6.625%, 05/31/02........................   16,060,000        10.1%
Federal National Mortgage Association--6.500%, 08/15/04.....    7,354,545         4.6%
U.S. Treasury Strip--6.690%, 11/15/04.......................    5,891,077         3.7%
U.S. Treasury Bond--5.875%, 11/15/05........................    5,405,471         3.4%
Government of Canada--6.375%, 11/30/04......................    5,364,573         3.3%
Crown Cork & Seal Company, Inc.--7.125%, 09/01/02...........    4,774,045         3.0%
Enron Corporation--6.725%, 11/17/08.........................    4,607,225         2.9%
Ford Motor Credit Corporation--7.500%, 03/15/05.............    4,226,718         2.6%
GTE Corporation--9.100%, 06/01/03...........................    4,153,964         2.6%
                                                              -----------   ---------
                                                              $76,468,566        47.9%
                                                              ===========   =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      32.0%
U.S. Government Agencies           10.7%
AAA Rated                           3.0%
AA Rated                            9.0%
A Rated                            18.6%
BBB Rated                          15.5%
BB Rated                            2.4%
Preferred Stock                     4.2%
Cash and Other Assets/Liabilities   4.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      2.91%
Five year                     5.04%
Ten year                      7.16%

                            LEHMAN BROTHERS
                          GOVERNMENT/CORPORATE
          BOND PORTFOLIO       BOND INDEX         CPI
6/30/90          $10,000               $10,000  $10,000
12/31/90         $10,561               $10,573  $10,618
12/31/91         $12,420               $12,278  $10,934
12/31/92         $13,248               $13,211  $11,259
12/31/93         $14,607               $14,701  $11,568
12/31/94         $13,942               $14,188  $11,892
12/31/95         $16,695               $16,667  $12,193
12/31/96         $17,190               $17,150  $12,596
12/31/97         $18,810               $18,823  $12,819
12/31/98         $19,953               $20,606  $13,025
12/31/99         $19,409               $20,631  $13,365
6/30/00          $19,977               $20,941  $13,642

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, non-convertible domestic corporate debt.

PERFORMANCE UPDATE

[PHOTO]

STEVEN S. NELSON, CFA
PORTFOLIO MANAGER
The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

MONEY MARKET PORTFOLIO

PERFORMANCE
The Advantus Series Fund Money Market Portfolio earned a total return of
2.78 percent for the six-month period ended June 30, 2000. This compares with the three-month U.S. Treasury Bill, which earned 2.92 percent for the same period.

PERFORMANCE ANALYSIS
Over the past six-months, short-term interest rates increased significantly, long-term interest rates declined--after a significant rise--and the yield curve inverted. The yield on the three-month U.S. Treasury Bill increased 55 basis points (.55 percent) to yield 5.86 percent at June 30, 2000; while the yield on the 30-year Treasury bond declined 58 basis points (.58 percent) to yield
5.90 percent at the end of the reporting period.

Ongoing strength in the U.S. economy, higher inflation and three more increases in the Federal Funds rate (totaling 100 basis points (1 percent)) contributed to the increase in short-term rates. In spite of the Federal Reserve's moves, long-term Treasury rates declined over the reporting period--after having peaked in mid-January. A strong fiscal position in the U.S., coupled with the government's plan to repurchase long-term Treasury bonds as well as investors' perception that the Fed will do what it takes to keep inflation under control, provided the impetus for long-term Treasury rates to rally.

Short-term interest rates during the reporting period peaked at 6.21 percent on May 16, the same day that the Federal Reserve increased the Federal Funds rate by 50 basis points. After the rate hike, interest rates rallied as a series of economic data signaled signs of a slowing economy. The signs led most investors to correctly conclude that the Fed wouldn't increase rates at their meeting in late June. Over the past six months, the total return of the three-month and six-month U.S. Treasury Bills were 2.92 percent and 3.05 percent, respectively.

While the extreme volatility that investors have become accustomed to seemed to take a breather over the last quarter of the reporting period, investors can be certain that financial markets will continue to experience significant volatility from time to time. Because of this, high-quality U.S. corporate commercial paper should always be considered as a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. In addition, there are times--such as the present--when high-quality commercial paper can also offer investors very attractive yields relative to other fixed income alternatives. For example, in the second quarter, yields offered by many large, high-quality issuers on 90-day commercial paper exceeded 6.5 percent.

The Advantus Money Market Portfolio has approximately 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). The Portfolio's holdings are well diversified over a variety of stable industries and do not include any holdings in the more volatile brokerage sector. Our goal throughout this reporting period has been to maintain the average days to maturity of the Portfolio in a range between 40 and 50 days.

OUTLOOK
Over the past year, the Fed has raised the Federal Funds Rate six times for a total of 1.75 percent (i.e., to 6.50 percent from 4.75 percent). Despite its moves, the U.S. economy still remains strong. Although some signs of slowing have emerged, the market continues to wrestle with higher commodity prices, higher inflation, tight labor markets and Federal Reserve policy direction. For investors, an important question as we move into the second half of the year is whether the Fed will raise rates further in the months ahead. Answering this question correctly, which we strive to do through analysis and discussion, should help to achieve better relative performance for our clients.

Our feeling is that interest rates should generally drift lower as the economy enters a more favorable part of the cycle for fixed income investors. We see several positives for the bond market: The economy is slowing from what has been an unsustainable growth rate, the strong labor market situation is leveling off, the Federal Reserve is nearing the end of the current rate hike cycle, equity markets have pulled back, and there is a fiscal surplus in the U.S. The largest concern for fixed income investors is inflation. Higher wages or commodity prices could keep upward pressure on interest rates, but the Federal Reserve stands poised to raise rates, if necessary, to achieve its goal of price stability. All things considered, the fixed income market seems fairly priced at current interest rate levels. As such, we expect that interest rates should gradually trend lower when the economic slowdown becomes more obvious and investors realize that the uptick in inflation is not permanent.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
AVERAGE DAYS TO MATURITY

      NUMBER OF DAYS
Jan               41
Jan               39
Jan               41
Jan               60
Feb               68
Feb               65
Feb               61
Feb               56
Mar               58
Mar               54
Mar               51
Mar               53
Apr               56
Apr               57
Apr               52
Apr               47
May               44
May               48
May               46
May               40
June              44
June              41
June              42
June              41

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
SEVEN-DAY COMPOUND YIELD*

      PERCENTAGE
Jan        5.41%
Jan        5.44%
Jan        5.48%
Jan        5.44%
Feb        5.44%
Feb        5.47%
Feb        5.40%
Feb        5.50%
Mar        5.49%
Mar        5.50%
Mar        5.49%
Mar        5.47%
Apr        5.31%
Apr        6.03%
Apr        5.69%
Apr        5.68%
May        5.57%
May        6.02%
May        5.76%
May        6.12%
June       5.81%
June       6.07%
June       6.28%
June       5.89%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
THOMAS A. GUNDERSON, CFA
PORTFOLIO MANAGER

WAYNE R. SCHMIDT, CFA
PORTFOLIO MANAGER
The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

ASSET ALLOCATION PORTFOLIO

PERFORMANCE

The Asset Allocation Portfolio generated a total return of 3.69 percent* for the six-month period ended June 30, 2000. The Portfolio's benchmarks, the Russell 1000 Growth Index** returned 4.23 percent, and the Lehman Brothers Aggregate Bond Index+ returned 3.98 percent for the same period. A blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned 4.30 percent for the same period.

PERFORMANCE ANALYSIS

The stock market exhibited above average volatility during the first half of 2000. Through the middle of March, the NASDAQ and its technology stocks carried the market averages to record levels. Since then, the stock market went through a healthy, yet somewhat painful, correction. During the correction phase, the market favored the more stable, or defensive stocks, while taking the air out of the many speculative stocks. Interest rate fears, combined with higher energy costs and a slowing economy, took the steam out of many sectors of the stock market.

Interest rates were volatile during the six-month period as the market wrestled with strong economic growth with hints of a potential slowdown, higher commodity prices and overall concern for inflation, tight labor markets, and a proactive Federal Reserve that raised the Federal Funds rate by 100 basis points
(1 percent). Despite the mixed news, the bond market managed to look beyond the current events as short-term interest rates were pushed slightly higher and long-term interest rates fell creating an inverted yield curve. This is a situation where short-term interest rates are higher than long-term interest rates. The yield on the two-year U.S. Treasury note rose 12 basis points
(.12 percent) to yield 6.36 percent, while the 30-year bond declined 58 basis points (.58 percent) to yield just 5.90 percent at June 30, 2000.

The Energy sector led the stock market for the six-month period driven by $30-a-barrel oil prices and skyrocketing gas prices. The Health Care sector also posted strong results. The Portfolio was well positioned in both of these sectors led by Warner Lambert in Health Care and Baker Hughes in the Energy sector. REIT's in the Portfolio were also strong performers during the period posting solid double digit gains. Technology issues came through the first quarter with record earnings and very few disappointments, but in the second quarter, computer services companies like Unisys and EDS (neither owned in the Portfolio) were not able to meet expectations. This has led to a correction in the Technology sector although it has managed a positive return year-to-date. Technology continues to be a heavy concentration for the fund and our positions in Redback Networks and Juniper Networks have been significant contributors to performance.

Within the fixed income universe, the Government sector was the top performer as Treasury and Agency securities returned 5 percent for the first six-months. Mortgage-backed securities returned a respectable 3.7 percent while the corporate credit sector lagged generating a 2.7 percent total return for the quarter. These results are consistent with the backdrop of a tightening Federal Reserve and a general lack of liquidity in the spread sectors. Spreads on corporate bonds generally widen when the Federal Reserve is tightening monetary policy in an effort to slow economic growth that eventually will lead to lower corporate profits. In this cycle, corporate bonds have also come under pressure from a lack of liquidity as brokerage firms and hedge funds scaled back their market making and trading activities.

The strong shifts in the financial market provided selective asset allocation opportunities during the past six months. Stocks were selectively sold during March as the stock market moved to less attractive levels. Following the consolidation phase of the market, stocks were added during April and May as some of the successful growth stocks sold down to very attractive levels. For the period ended stocks composed 71 percent, fixed income 27 percent, and cash 2 percent of the Portfolio.

OUTLOOK

Healthy corporate earnings growth, along with benign inflation, continue to create a healthy fundamental backdrop for financial markets. Over the short-term, we feel the stock market will continue to struggle with the slowing rate of growth. For bonds, we expect that 2000 will likely be much better than 1999 as economic growth shows signs of slowing.

Over the long run, we anticipate that fundamental economic variables should dominate the movements of financial markets. We believe the fundamentals are very good and are likely to remain strong. As always, we will position the Portfolio to significantly participate in strong market advances while protecting your capital during periods of market decline.

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                           MARKET      % OF STOCK
COMPANY                                                        SHARES       VALUE      PORTFOLIO
-------                                                       --------  -------------  ----------
Cisco Systems, Inc..........................................  493,500   $ 31,368,094        5.7%
Intel Corporation...........................................  228,100     30,494,119        5.6%
Pfizer, Inc.................................................  628,625     30,174,000        5.5%
Dell Computer Corporation...................................  367,800     18,137,138        3.3%
General Electric Company....................................  301,656     15,987,768        2.9%
                                                                        ------------   --------
                                                                        $126,161,119       23.0%
                                                                        ============   ========

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------                                                        ----------
U.S. Treasury...............................................      18.6%
U.S. Government Agencies....................................      34.1%
AAA rated...................................................       2.9%
AA rated....................................................      12.0%
A rated.....................................................      18.8%
BBB rated...................................................      10.4%
BB rated....................................................       2.4%
B rated.....................................................        .8%
                                                              --------
                                                                 100.0%
                                                              ========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                              25.5%
Common Stocks                      71.1%
Preferred Stocks                    1.2%
Cash and Other Assets/Liabilities   2.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000
     GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF
 60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT LEHMAN BROTHERS AGGREGATE
                      BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      15.07%
Five year                     16.78%
Ten year                      13.66%

          ASSET ALLOCATION                          RUSSELL 1000    LEHMAN BROTHERS
             PORTFOLIO        CPI    BLENDED INDEX  GROWTH INDEX  AGGREGATE BOND INDEX
6/30/90            $10,000  $10,000        $10,000       $10,000               $10,000
12/31/90           $10,036  $10,618         $9,881        $9,404               $10,596
12/31/91           $12,934  $10,934        $12,936       $13,275               $12,291
12/31/92           $13,875  $11,259        $13,716       $13,940               $13,201
12/31/93           $14,772  $11,568        $14,497       $14,343               $14,488
12/31/94           $14,565  $11,892        $14,565       $14,725               $14,065
12/31/95           $18,208  $12,193        $18,856       $20,199               $16,663
12/31/96           $20,484  $12,596        $21,679       $24,869               $17,268
12/31/97           $24,374  $12,819        $26,463       $32,448               $18,935
12/31/98           $30,138  $13,025        $33,641       $45,010               $20,581
12/31/99           $34,710  $13,365        $37,809       $54,255               $20,696
6/30/00            $35,991  $13,642        $37,087       $51,817               $21,104

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

PERFORMANCE UPDATE

[PHOTO]

KENT R. WEBER, CFA
PORTFOLIO MANAGER
The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities.

MORTGAGE SECURITIES PORTFOLIO

PERFORMANCE

For the six-month period ending June 30, 2000, the Advantus Series Fund Mortgage Portfolio returned 4.10* percent. This compares favorably to our Peer group, Lipper U.S. Mortgage universe of portfolios+, which earned 4.0 percent, and the Portfolio's benchmark, the Lehman Mortgage Index**, with earned 3.67 percent.

PERFORMANCE ANALYSIS

The unlikely combination of accelerating growth and declining Treasury supply united to create both opportunities and challenges for debt issuers and investors alike. Treasury yields have been on a roller coaster ride while yield premiums on spread products, such as mortgages and corporates, have gradually climbed higher. For most of the period, as treasury yields fluctuated, the spread on mortgages merely expanded and contracted to offset most of this movement. In the end, absolute yields, and prices on mortgages, remained relatively stable.

The power exerted by the shape of the yield curve and demand for government guaranteed securities in determining performance was clearly evident as they single handedly segregated winning and losing sectors. Intermediate and long maturity treasuries were the primary beneficiaries as their yields fell by
 .50 percent. In contrast, short maturity securities and spread products experienced a very different environment as short interest rates floated higher and spreads widened by .20 to .30 percent causing these sectors to lag. While mortgages may not have been able to keep pace with the overall strength of the treasury market, mortgages were the next best performing fixed income asset class.

During this period, coupon selection did not make much of a difference, as the market remained strapped into a low supply/benign pre-pay environment. The decisions that proved to matter the most were broad allocation decisions between Ginnie Mae's and Conventional (Fannie Mae and Freddie Mac), 30-year and 15-year maturity, non-agency prime and sub-prime residential and multi-tenant and single tenant retail commercial securities.

    - Ginnie Mae outperformed conventional mortgages as the demand for treasury substitutes grew.

    - 30-year outperformed 15-year as the yield curve was inverted, with longer maturity rates falling lower than shorter maturity rates.

    - Non-agency prime credit quality residential outperformed sub-prime sectors as prime borrowers continue to benefit from healthy home appreciation and strong balance sheets. Unfortunately, the environment for sub-prime securities will remain challenged due to a history of aggressive underwriting and under-capitalized issuers.

    - Overall, commercial mortgage securities turned in an exceptional period on the back of solid fundamentals and impressive liquidity. The only exception being a handful of securities, which were backed by leases on single tenant retail facilities.

Being underweighted in Ginnie Mae's limited our performance. However, being overweighted in both 30-year securities and non-agency prime quality residential and commercial mortgage securities more than made up this difference, by enhancing relative performance while reducing the Portfolio's overall volatility.

Looking forward, we think that Ginnie Mae's are fundamentally overvalued, and for purely technical reasons are likely to remain overvalued. We will remain underweighted in Ginnie Mae's. We still see upside opportunities in conventional agency mortgage securities and other non-agency mortgage sectors. As long as this relative value persists, we will maintain a strong ownership in these sectors. It's important to note that we have been a very conservative and limited participant in the sub-prime sectors of the mortgage market. The current fundamentals do not lead us to anticipate a near-term change in this position.

We continue to advocate the virtues of broad diversifications and active relative value management. This philosophy offers a consistent means to strengthen the breadth and depth of our asset allocation decisions, as well as create shareholder value throughout both interest rate and credit cycles. Currently, the Portfolio's overall credit rating is AA and we are riding duration 5 percent longer than the Index. Our sector weights are: 25 percent agency pass throughs and CMO's, 49 percent non-agency pass throughs and CMO's, 20 percent Commercial pass throughs, 5 percent asset-backed securities and 1 percent cash. Finally, as this business cycle matures, we will continue to seek opportunities to increase the overall quality of the Portfolio.

OUTLOOK

As the period came to a close, the economy was beginning to show tentative signs of downshifting. With the bond market choosing to believe that the Fed is closing in on the end of this tightening cycle, the bond market rallied and interest rates ended the period toward the lower end of their recent trading range.

Nevertheless, with labor markets remaining tight, equity prices back from negative territory, and the inflation picture still being debated, we cannot rule out the possibility of modestly tighter monetary policy in the next six-months. Overall, we do not anticipate much change in the interest rate environment through year-end, but we do expect yield curve movements and treasury buying to remain an issue, but less of the driving force it has been.

In this environment, we feel that mortgages remain an attractive asset class, capable of delivering competitive earnings. High gross yields approaching
8 percent, high credit quality, excellent liquidity and a general absence of prepayment risk will continue to be the cornerstone of what makes mortgages one of the most attractive fixed income asset classes over the next six-months. Once it is clear that the Fed has reached it's objective and will no longer be raising rates, the investor's appetite for risk should improve, driving risk premiums over treasuries tighter which should benefit all spread sectors, especially mortgages.

HIGH QUALITY ASSETS
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                          39.7%
AA Rated                           17.1%
A Rated                            14.8%
BBB Rated                          18.7%
BB Rated                            7.2%
Preferred Stock                     1.1%
Cash and Other Assets/Liabilities   1.4%

SOLID LIQUIDITY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                      56.1%
Private Placements                  3.2%
Private 144A Issue                 38.2%
Preferred Stock                     1.1%
Cash and Other Assets/Liabilities   1.4%

PRUDENT SECTOR DIVERSIFICATION
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                           2.4%
FNMA MBS                            6.9%
GNMA MBS                            7.9%
Vendee MBS                          0.9%
Asset Backed Securities             3.9%
MRBs                                5.0%
Whole Loan MBS                     55.9%
Commercial MBS                     13.9%
Corporate/Agency Bonds              0.7%
Preferred Stock                     1.1%
Cash and Other Assets/Liabilities   1.4%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      4.98%
Five year                     6.56%
Ten year                      7.87%

           MORTGAGE       LEHMAN BROTHERS
          SECURITIES         MORTGAGE-
          PORTFOLIO   BACKED SECURITIES INDEX    CPI
6/30/90      $10,000                  $10,000  $10,000
12/31/90     $10,652                  $10,655  $10,618
12/31/91     $12,385                  $12,329  $10,934
12/31/92     $13,174                  $13,186  $11,259
12/31/93     $14,393                  $14,064  $11,568
12/31/94     $13,907                  $13,836  $11,892
12/31/95     $16,412                  $16,160  $12,193
12/31/96     $17,274                  $17,002  $12,596
12/31/97     $18,853                  $18,616  $12,819
12/31/98     $20,092                  $19,911  $13,025
12/31/99     $20,492                  $20,279  $13,365
6/30/00      $21,333                  $21,023  $13,642

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+Average return of 8 mortgage-backed securities funds according to Lipper Analytical Services. The investors of these 8 funds are separate accounts funding variable life and variable annuity products.

PERFORMANCE UPDATE

[PHOTO]

JAMES P. SEIFERT
PORTFOLIO MANAGER
The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).+ It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

INDEX 500 PORTFOLIO

PERFORMANCE

Increased volatility was the underlying theme for the first six-months of the year. After monthly losses in January and February, the S&P Index provided impressive gains in March. The pattern continued into the second quarter with negative returns in April and May and a slight rebound in June. For the period ended June 30, 2000 the Index 500 Portfolio generated a total return of -.61 percent.* This compares to the S&P 500 Index,** which returned a negative
 .45 percent over the same period.

PERFORMANCE ANALYSIS

The Federal Reserve increased rates in the first quarter and deferred to keep rates flat during the June meeting. Attention continues to focus in on economic data that could suggest a slow down in the economy. If the numbers suggest a moderate slow down, the second half of 2000 is likely to finish strong.

Four of the 11 sectors posted positive returns during the six-month period ended June 30, 2000. Health Care (23.7 percent), Utilities (15.4 percent), and Energy (4.7 percent) rounded out the top performing sectors. Intel Corporation, Oracle Corporation, Pfizer, Inc., Cisco Systems, Inc. and Nortel Networks Corporation were the top five individual contributors. The Basic Materials sector performed the worst with a -24.87 percent return. Microsoft Corporation, Inc., Qualcomm, Procter & Gamble Company, AT&T Corporation and America Online, Inc. led the negative individual contributors for the first six-months of the year.

OUTLOOK

We believe that the equity market should do reasonably well over the next few months, and volatility will continue. We anticipate that P/E ratios++ should go up as growth and interest rates stabilize and inflation gradually goes down. Higher P/E ratios indicate that we may be moving back to a more normal time when investors' expectations ran in the single-digit returns.

We see no recession in sight. Our country's economic strength is too broad, and there are very few weak spots. Ultimately, we expect that the economy will slow, and the threat of higher inflation will subside; the Fed will prevail. We believe the Fed has not finished tightening and anticipate at least one more increase in interest rates before November. Whenever we have a change in interest rate direction, volatility and uncertainty surface. We have witnessed volatility in the capital markets throughout the first half of 2000, and we believe this will continue through the remainder of the year.

TEN LARGEST STOCK HOLDINGS

                                                                          MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE       PORTFOLIO
-------                                                       -------  ------------  -----------
General Electric Company....................................  506,588  $ 26,849,164        4.2%
Intel Corporation...........................................  171,484    22,925,267        3.6%
Cisco Systems, Inc..........................................  356,185    22,640,009        3.5%
Microsoft Corporation.......................................  269,459    21,556,720        3.4%
Pfizer, Inc.................................................  322,308    15,470,784        2.4%
Exxon Mobile Corporation....................................  178,250    13,992,624        2.2%
Wal-Mart Stores, Inc........................................  228,219    13,151,120        2.0%
Oracle Corporation..........................................  145,340    12,217,644        1.9%
CitiGroup, Inc..............................................  172,799    10,411,140        1.6%
Nortel Networks Corporation.................................  151,682    10,352,297        1.6%
                                                                       ------------  ---------
                                                                       $169,566,769       26.4%
                                                                       ============  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.0%
Transportation                      0.6%
Utilities                           2.4%
Basic Materials                     2.7%
Energy                              5.4%
Communication Services              7.2%
Capital Goods                       7.7%
Consumer Cyclical                   8.1%
Consumer Staples                   10.0%
Health Care                        11.1%
Financial                          12.5%
Technology                         31.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       6.76%
Five year                     22.95%
Ten year                      17.20%

          INDEX 500 PORTFOLIO  S&P 500 INDEX    CPI
6/30/90               $10,000        $10,000  $10,000
12/31/90               $9,375         $9,686  $10,618
12/31/91              $12,164        $12,635  $10,934
12/31/92              $13,063        $13,598  $11,259
12/31/93              $14,337        $14,970  $11,568
12/31/94              $14,506        $15,157  $11,892
12/31/95              $19,849        $20,828  $12,193
12/31/96              $24,145        $24,768  $12,596
12/31/97              $31,960        $33,029  $12,819
12/31/98              $40,903        $42,468  $13,025
12/31/99              $49,200        $51,391  $13,365
6/30/00               $48,897        $51,160  $13,642

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
++P/E ratio is a stock price divided by it's earnings per share.

PERFORMANCE UPDATE

[PHOTO]

SUSAN L. BLACK, CFA
CREDIT SUISSE ASSET MANAGEMENT
The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management provides investment advice to the Capital Appreciation Portfolio under a subadvisory agreement.

CAPITAL APPRECIATION PORTFOLIO

Note: Credit Suisse Asset Management, LLC assumed management of the Advantus Series Fund Capital Appreciation Portfolio on May 1, 2000. Therefore, the following discussion reflects the performance of the Advantus Capital Appreciation Portfolio for the period during which we managed the portfolio as well as our outlook for the large-cap sector as a whole. (Representative holdings named below are in the Advantus Series Fund Capital Appreciation Portfolio.)

PERFORMANCE

For the six-month period ended June 30, 2000, the Capital Appreciation Portfolio returned 1.35 percent.* This compares with the S&P 500 Index,** which returned -.45 percent, and the Russell 1000 Growth Index+, which returned 4.23 percent for the same period.

PERFORMANCE ANALYSIS

The U.S. stock market struggled in the second quarter beset by inflation and interest rate worries, which especially weighed on technology and other growth stocks. The Portfolio's performance reflected the difficult environment for stocks and its continued emphasis on growth-oriented sectors of the market. Recent volatility notwithstanding, we continue to believe that these sectors offer the most compelling long-term appreciation potential.

The Portfolio was restructured when we began managing the Portfolio on May 1st to reflect our own market outlook and style. The most dramatic sector reductions were in the telecommunications and equipment and retail sectors, which, in many cases, we believed had become fully valued. Accordingly, we made the decision to realize profits in these two sectors. We reduced the telecommunications and equipment sector from 21.99% to 15.18% and the retail sector from 9.31% to 2.36% (from April 30th to June 30th, respectively). Within the telecommunications equipment sector we pared the portfolio's exposure to Cisco Systems Inc. from 6.36% on April 30th to 3.00% on June 30th. In the retail sector we reduced our allocation to Home Depot from 2.28% to 0.44% and completely sold the portfolio's position in CVS Corp.

Conversely, we increased the portfolio's allocation to pharmaceuticals, energy and banks and savings and loans. The pharmaceutical sector was increased from 4.87% of the portfolio's market value on April 30th to 13.40% on June 30th based on our belief that this sector was reasonably valued and would perform well as the overall economy began to slow. Within the sector we added positions in Pfizer Inc. (3.73% as of June 30) and Pharmacia Corp. (2.69%).

The exposure to the energy sector was increased from 0.0% of the portfolio's market value to 6.42% on June 30 as we expected the imbalance of demand versus supply for natural gas and electric energy to increase the profit outlook for companies within the sector. Two names that we added to the portfolio included BP Amoco PLC (2.01% on June 30 and Exxon Mobil Corp. (1.46%).

Likewise, we increased the portfolio's allocation to the banks and savings and loans sector from 0.0% to 5.06% on June 30th. We had been underweight here for several quarters reflecting our concerns that rising interest rates would restrain the group's earnings growth. Our decision to increase our exposure was based on the attractive valuations we saw on specific financial stocks, given the potential for a peak in the interest-rate cycle relatively soon. Our emphasis here remained on companies with good capital management and effective cost control. Two names that we added to the Advantus portfolio were Citigroup (3.21% on June 30th) and Northern Trust (1.46%).

Finally, we maintained the portfolio's healthy exposure in the communications & media sector (11.17%). Our positive outlook for the group's longer-term prospects is based on an expanding Internet, particularly with respect to the introduction of cable Internet pipelines into the home. In our view, companies such as Liberty Media Group (2.49%) are well positioned to benefit from this trend over the longer term.

OUTLOOK

Looking ahead to the next few months, we feel that uncertainty will no doubt continue to haunt the market and spark occasional bouts of volatility. In this context, we will continue to look for opportunities to "upgrade" the portfolio, taking advantage of market volatility to purchase shares of high-quality, industry-leading companies trading at what we deem to be reasonable valuations. As ever, our focus will remain concentrated on identifying stocks we deem to have the best long-term prospects.

TEN LARGEST STOCK HOLDINGS

                                                                          MARKET      % OF STOCK
COMPANY                                                       SHARES       VALUE      PORTFOLIO
-------                                                       -------  -------------  ----------
Pfizer, Inc. ...............................................  323,675  $ 15,536,400      3.7%
CitiGroup, Inc. ............................................  221,600    13,351,400      3.2%
Cisco Systems, Inc. ........................................  196,300    12,477,319      3.0%
Intel Corporation...........................................   90,200    12,058,613      2.9%
Nortel Networks Corporation.................................  175,100    11,950,575      2.9%
Viacom, Inc. ...............................................  170,817    11,647,584      2.8%
Pharmacia Corporation.......................................  216,600    11,195,512      2.7%
General Electric Company....................................  204,900    10,859,700      2.6%
AT&T Corporation............................................  428,300    10,386,275      2.5%
Microsoft...................................................  119,600     9,568,000      2.3%
                                                                       ------------     ----
                                                                       $119,031,378     28.6%
                                                                       ============     ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   5.7%
Transportation                      0.7%
Basic Materials                     2.5%
Consumer Cyclical                   4.7%
Capital Goods                       5.7%
Consumer Staples                    8.0%
Communication Services              8.4%
Energy                              8.7%
Health Care                        11.5%
Financial                          11.5%
Technology                         32.6%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      23.31%
Five year                     21.05%
Ten year                      16.12%

            CAPITAL APPRECIATION  RUSSELL 1000
                 PORTFOLIO        GROWTH INDEX    CPI
6/30/1990                $10,000       $10,000  $10,000
12/31/1990                $8,879        $9,405  $10,618
12/31/1991               $12,589       $13,275  $10,934
12/31/1992               $13,224       $13,940  $11,259
12/31/1993               $14,604       $14,341  $11,568
12/31/1994               $14,933       $15,545  $11,892
12/31/1995               $18,334       $21,327  $12,193
12/31/1996               $21,564       $26,257  $12,596
12/31/1997               $27,658       $34,260  $12,819
12/31/1998               $36,185       $47,523  $13,025
12/31/1999               $43,967       $63,271  $13,365
6/30/2000                $44,563       $65,947  $13,642

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1990 through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]

GARY R. CLEMONS
EDGERTON TUCKER SCOTT III, CFA
TEMPLETON INVESTMENT COUNSEL
The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies and governments outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the portfolio, Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risk associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE

The International Stock Portfolio returned 2.09 percent* during the first half of 2000, compared with the MSCI EAFE Index** return of negative 4 percent.

PERFORMANCE ANALYSIS

A "return to earnings" occurred in the first half of the year 2000, deflating the dot.com frenzy that was seen in 1999. As more Internet stocks came into the market, investors started to take a closer look at earnings generation capability at some of these companies. Inflation fears in the U.S. in the early part of the year resulted in the Federal Reserve again raising interest rates, which shook growth stocks as a whole, including the technology-laden NASDAQ index. The NASDAQ sell-off sent ripples throughout the globe, prompting a sell-off in technology, media and telecommunications (TMT) stocks universally. Given the persistence of the market's multi-year trend favoring growth and technology, the performance of this period is encouraging given the very favorable valuation characteristics of the fund. The portfolio is now trading at just over half the valuation of the index benchmarks on a price-to-earnings and price-to-cashflow basis. This discount is a wide margin by even our own historical standards, but we remain convinced that while the Internet and new technologies are very important developments, they have not repealed the laws of earnings and cash flow generation.

Merger and Acquisition activity remained robust in the first half of the year, and your Fund benefited from consolidation activity as several holdings in the financial and energy sectors benefited from this trend and registered solid double-digit gains. Nordic Baltic Holdings, now the largest bank in the Nordic region, was formed through the merger of Merita Nordbanken and Unidanmark, while Canadian oil company, Ranger Oil is being acquired by Canadian Natural Resource.

Individual stocks, rather than broad industry or geography weightings, accounted for the portfolio's equity performance. Celltech, a British biotechnology company, was among the best performers in the portfolio, up over 140 percent. Celltech rose amidst general investor enthusiasm for biotech stocks accompanying the exciting breakthroughs of the Human Genome Project. The stock hit our valuation target and we reduced the position and what we consider to be an excellent price.

Alcatel was another outstanding performer in the first half of the year, up over 50 percent. Investors began to the place more value on the French company's optical networking capabilities and its leading position in broadband access equipment. After an earnings disappointment in late 1998, the company's management has proven its ability to unlock shareholder value though cost-cutting and renewed dedication to profitable growth.

Nomura Securities was another stock that fueled the portfolio's performance, generating over 40 percent in the first half of the year. Nomura is Japan's leading stock brokerage company. We initiated a position in Nomura in 1998, when Nomura was trading at a Price-to-Book ratio under two times, which made it quite a bit cheaper than U.S. competitors like Morgan Stanley and Merrill Lynch. We bought the stock because of the tremendous growth potential for managed assets in Japan. This year that premise has begun to play out, with Japanese savers moving assets out of the Postal Savings System and into managed equity investments. By virtue of its commanding domestic market position, Nomura has been able to gather a good percentage of this new money. We are comfortable with our position and believe that Nomura is well placed to make further gains.

OUTLOOK

Over the last year, our underweight in the strongly performing Japanese market generally hurt returns. However, your performance over the last six months has been helped by this underweight, as tech and blue chips in Japan, which had led the market, suffered greatly in this year's downdraft. We believe that our focus in Japan on companies whose managements are intent on restructuring and improving corporate profitability will ultimately be a winning strategy, and we will continue to add such issues when our analysis uncovers them.

The first half of 2000 was an encouraging period for our investment style. For most of the last three years, out focus on value has not helped our clients achieve market-beating results because of the euphoric valuations accorded to some of the "New Economy" stocks. We feel that the start of 2000 may signal a shift, perhaps subtle, back toward a more rational, levelheaded assessment of stocks in light of probable future earnings. If indeed such a shift is underway, your portfolio should benefit. Our analysts believe that every stock in the portfolio compares favorably with future earnings prospects, something that we can not say for many of today's favorite stocks.

TEN LARGEST STOCK HOLDINGS

                                                                           MARKET     % OF STOCK
COMPANY                                                        SHARES       VALUE     PORTFOLIO
-------                                                       ---------  -----------  ----------
Aventis.....................................................    125,610  $ 9,143,867     2.8%
Nordic......................................................  1,106,700    8,029,954     2.4%
Celltech Group..............................................    409,400    7,947,103     2.4%
Teva Pharmaceutical.........................................    139,900    7,755,706     2.3%
Nomura Securities...........................................    305,200    7,473,757     2.3%
AXA-UAP.....................................................     45,745    7,187,134     2.2%
Nippon Telephone & Telegraph................................        527    7,012,079     2.1%
Repsol......................................................    341,000    6,769,999     2.0%
Akzo Nobel..................................................    155,900    6,605,935     2.0%
E.On........................................................    134,700    6,592,633     2.0%
                                                                         -----------    ----
                                                                         $74,518,167    22.5%
                                                                         ===========    ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       12.30%
Five year                      13.36%
Since inception (May 1, 1992)  12.99%

                                         MORGAN STANLEY
          INTERNATIONAL STOCK PORTFOLIO   CAPITAL EAFE     CPI
5/1/92                          $10,000         $10,000  $10,000
12/31/92                         $9,319          $8,156  $10,179
12/31/93                        $13,434         $10,843  $10,458
12/31/94                        $13,391         $11,722  $10,752
12/31/95                        $15,296         $13,088  $11,024
12/31/96                        $18,324         $13,916  $11,388
12/31/97                        $20,511         $14,198  $11,589
12/31/98                        $21,866         $17,084  $11,775
12/31/99                        $26,552         $21,747  $12,083
6/30/00                         $27,106         $20,888  $12,334

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio
(May 1, 1992) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

PERFORMANCE UPDATE

[PHOTO]

[PHOTO]

STEPHEN J. LURITO
SAMMY OH
CREDIT SUISSE ASSET MANAGEMENT
The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies, defined in terms of either market capitalization or gross revenues that are less than $1.5 billion. While Advantus Capital Management, Inc. acts as Investment advisor for the portfolio, Credit Suisse Management, LLC/Warburg Pincus provides investment advice to the Small Company Growth Portfolio under a subadvisory agreement.

SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE

The Advantus Series Fund Small Company Growth Portfolio had a loss of 6.18 percent* for the three-months ended June 30 versus a drop of 7.37% for the Russell 2000 Growth Index.** Performance was hindered by the difficult backdrop for small-cap stocks and by weakness in specific issues, such as certain issues of the portfolio's communications and software holdings. On a positive note, stocks that helped the portfolio included its health-care and oil-services holdings.

PERFORMANCE ANALYSIS

Following a buoyant 1999 and a positive, though volatile, first quarter, small-capitalization stocks declined sharply over the April-through-June span, as identified by the fall of the Russell 2000 Growth Index. The group's retreat largely reflected inflation and interest-rate worries. Despite a series of rate increases by the Federal Reserve over the past year, the economy remained strong, leaving the door open to further monetary "tightening." The uncertainty particularly hampered technology stocks, whose valuations compared to those on non-technology stocks, had become quite lofty.

We made few noteworthy changes to the portfolio in terms of sector/industry allocation. We maintained a primary emphasis on technology companies (broadly defined, these accounted for nearly half of the portfolio's assets at the close of the period), reflecting the considerable opportunity that we continued to see. However, there were some adjustments worthy of mention. We pared our exposure to the computer and communications sectors, and raised our weighting in the electronics area, where we generally saw better value. Electronics stocks we added during the quarter included Emcore Corp (0.91% as of June 30), a company which designs and develops compound semiconductor materials and process technology.

Outside of technology, our noteworthy moves included increasing our exposure to the health care sector (9.54% of the portfolio as of June 30), adding stocks such as Caremark RX (0.74%), a pharmacy-benefits manager, and Universal Health Services (2.04%), an owner and operator of acute-care facilities. Both companies, in our view, should benefit from a more favorable regulatory backdrop going forward. Elsewhere of note, we maintained a modest weighting in the oil-services area (7.57% on June 30). We added a small exposure to the financial-services sector (1.33%), though we continue to monitor financial companies for compelling buying opportunities.

OUTLOOK

The question now facing investors is whether small-cap stocks can indeed regain their footing and mount a long-term rally. Notwithstanding the possibility that these stocks will tread water or even decline over the near term, given ongoing rate concerns. We have a favorable outlook on their long-term prospects. Our optimism is based in part on the potential for the Fed to successfully engineer a "soft landing," allowing for modest economic growth, low inflation and a stabilization of interest rates. Historically, such an environment has supported stocks of small, rapidly-growing companies, both in absolute terms and compared to large-cap stocks' performance.

Another factor we feel that stands to benefit small-cap stocks is the ongoing acquisition of small companies by larger ones. While such activity declined somewhat during the second quarter, it remains well above levels seen a few years ago, and we believe the trend will accelerate going forward as the interest-rate picture comes more into focus. This stands to benefit stocks of numerous innovative, niche-type small companies, targeted by large enterprises seeking to effectively execute their business models.

Other grounds for optimism regarding small-cap stocks as an asset class include the likelihood of a continued supportive tax backdrop. We expect that marginal tax rates should remain relatively low, and could be headed lower, given ballooning budget surpluses and the presence of rate reduction as a political issue this year. All else being equal, this stands to encourage investment in market segments that, while riskier over short periods, offer potentially significant long-term growth of capital.

Buttressing the case for small-cap stocks is the group's valuations. In the wake of recent turmoil, we feel that valuations on small caps vs. those on large caps are even more compelling than they were at the start of the quarter. Combined with the forces noted above, and provided inflation remains at bay and rates do indeed stabilize, this stands to fuel a revival in investor enthusiasm for small-cap stocks. That said, we believe that careful stock selection will remain paramount, and our efforts will continue to be concentrated on identifying stocks with the brightest prospects.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ----------
Anaren Microwave, Inc. .....................................   60,100  $ 7,887,186     2.9%
Orbotech Limited............................................   67,837    6,300,361     2.4%
Manugistics Group, Inc. ....................................  133,116    6,223,173     2.3%
Intranet Solutions, Inc. ...................................  153,628    5,895,475     2.2%
Gasonics International Corporation..........................  149,410    5,892,357     2.2%
Universal Health Services, Inc. ............................   88,877    5,865,882     2.2%
Dupont Photomasks, Inc. ....................................   82,423    5,645,976     2.1%
Documentum, Inc. ...........................................   61,082    5,459,204     2.0%
Oxford Health Plans.........................................  220,810    5,258,038     2.0%
SEACOR SMIT, Inc. ..........................................  129,700    5,017,769     1.9%
                                                                       -----------    ----
                                                                       $59,445,421    22.2%
                                                                       ===========    ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   6.3%
Consumer Staples                    1.1%
Financial                           1.9%
Transportation                      2.6%
Communication Services              4.1%
Consumer Cyclical                   4.5%
Energy                              9.0%
Health Care                        16.8%
Technology                         53.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       44.84%
Five year                      15.33%
Since inception (May 3, 1993)  16.02%

           SMALL COMPANY             RUSSELL 2000
          GROWTH PORTFOLIO    CPI    GROWTH INDEX
5/3/93             $10,000  $10,000       $10,000
12/31/93           $11,733  $10,132       $12,234
12/31/94           $12,456  $10,416       $11,938
12/31/95           $16,449  $10,680       $15,641
12/31/96           $17,509  $11,033       $17,401
12/31/97           $18,867  $11,227       $19,654
12/31/98           $19,106  $11,408       $19,898
12/31/99           $27,824  $11,706       $28,474
6/30/00            $28,998  $11,949       $28,824

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

PERFORMANCE UPDATE

[PHOTO]

KENT R. WEBER, CFA
PORTFOLIO MANAGER
The Maturing Government Bond 2002, 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agencies zero coupon fixed income securities with maturities near the 2002, 2006 and 2010 liquidation dates of each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE

For the six-month period ended June 30, 2000, the Maturing Government Bond Portfolio generated the following returns:

Maturing Government Bond 2002 Portfolio*...............      3.06 percent
Maturing Government Bond 2006 Portfolio*...............      5.68 percent
Maturing Government Bond 2010 Portfolio*...............      8.16 percent

For the six-month period ended June 30, 2000, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**.................      4.40 percent
Ryan Lab's Inc. September 2006 Index**.................      6.56 percent
Ryan Lab's Inc. September 2010 Index**.................      9.97 percent

PERFORMANCE ANALYSIS

Our investment activities continue to focus on tracking performance of the respective indices. Over the long run, by selectively using Government Agency securities in concert with U.S. Treasury securities, the Portfolios each benefited from enhanced diversification and also from the receipt of additional income (over that of U.S. Treasury securities).

As time passes, the duration of each portfolio continues to roll forward toward its respective maturity. The effective duration of each portfolio is as follows:

Maturing Government Bond 2002 Portfolio................        1.99 years
Maturing Government Bond 2006 Portfolio................        5.95 years
Maturing Government Bond 2010 Portfolio................        9.82 years

OUTLOOK

The secular bull market in interest rates that has graced the capital markets since the early 1980s, has most likely reached the mature phase in its cycle. Going forward, we expect that returns will likely remain in the single digits. More moderate returns should prevail as income, and not capital gains, drives returns in the fixed income market.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC Strip                        11.1%
U.S. Treasury Strip                43.3%
FICO Strip                         18.2%
Israel GTC                          4.4%
TVA Strip                          11.1%
FNMA Strip                         11.6%
Cash and Other Assets/Liabilities   0.3%

MATURING GOVERNMENT BOND 2006 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                39.2%
FICO Strip                         16.5%
Israel GTC                          6.3%
Israel State Aid Strip             10.9%
RFC Strip                          10.4%
FNMA Strip                         15.8%
Cash and Other Assets/Liabilities   0.9%

MATURING GOVERNMENT BOND 2010 PORTFOLIO
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                39.6%
FICO Strip                         13.1%
Turkey GTC                          5.3%
Israel State Aid                   16.5%
Israel GTC                          1.4%
RFC Strip                           5.6%
FNMA Strip                         17.6%
Cash and Other Assets/Liabilities   0.9%

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

      MATURING
      GOVERNMENT
      BOND PORTFOLIOS

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       4.04%
Five year                      5.91%
Since inception (May 2, 1994)  7.43%

            MATURING GOVERNMENT BOND  RYAN LABS
                 2002 PORTFOLIO         INDEX      CPI
5/02/1994                    $10,000    $10,000  $10,000
12/31/1994                   $10,028     $9,952  $10,190
12/31/1995                   $12,537    $12,569  $10,447
12/31/1996                   $12,754    $12,728  $10,793
12/31/1997                   $13,838    $13,897  $10,983
12/31/1998                   $15,168    $15,330  $11,160
12/31/1999                   $15,095    $15,287  $11,451
6/30/2000                    $15,549    $15,960  $11,689

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 2000.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      3.99%
Five year                     6.64%
Since inception (May 2,1994)  8.70%

          MATURING GOVERNMENT
          BOND 2006 PORTFOLIO  RYAN LABS INDEX    CPI
5/02/94               $10,000          $10,000  $10,000
12/31/94              $10,013           $9,988  $10,190
12/31/95              $13,490          $13,532  $10,447
12/31/96              $13,327          $13,351  $10,793
12/31/97              $15,009          $15,116  $10,983
12/31/98              $17,165          $17,380  $11,160
12/31/99              $15,825          $16,087  $11,451
6/30/00               $16,724          $17,141  $11,689

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 2000.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       4.45%
Five year                      7.41%
Since inception (May 2, 1994)  9.53%

          MATURING GOVERNMENT  RYAN LABS
          BOND 2010 PORTFOLIO    INDEX      CPI
5/2/94                $10,000    $10,000  $10,000
12/31/94               $9,970     $9,931  $10,190
12/31/95              $14,080    $14,313  $10,447
12/31/96              $13,599    $13,880  $10,793
12/31/97              $16,028    $16,251  $10,983
12/31/98              $18,317    $18,824  $11,160
12/31/99              $16,204    $16,687  $11,451
6/30/00               $17,443    $18,350  $11,689

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through June 30, 2000.

PERFORMANCE UPDATE

[PHOTO]
MATTHEW T. NORRIS, CFA
PORTFOLIO MANAGER
The Value Stock Portfolio seeks long-term accumulation of capital. The Portfolio invests primarily in equity securities of companies, which, in the opinion of the Adviser, have market values, which appear low relative to their underlying value or future growth potential.

VALUE STOCK PORTFOLIO

PERFORMANCE OVERVIEW

PERFORMANCE

The first half of 2000 left the Russell 1000 Value index** in negative territory year-to-date. The Value Stock Portfolio was no exception, with a return of -5.89 percent* compared to the index return of -4.24 percent. While negative results are disappointing, they are also an occasional fact of life in equity investing. On the upside, we feel the Portfolio is superbly positioned to participate in the next upward leg of the market.

PERFORMANCE ANALYSIS

On the surface, the stock market seemed relatively calm for the period, but there was considerable action "under the waves". The Technology sector, which rallied through February, slid in March and April, then stabilized and made a small rebound by the end of June. Energy and Health Care were generally strong, while telecommunication stocks were weak. The continued strength in oil prices helped drillers and refiners while hurting industries that depend on fuel, such as trucking and airlines. Interest rates nudged back down by the end of June, after rising half-a-percent from April to May. All eyes are still on the Federal Reserve Board to see if further rate increases are upcoming. We feel that we are close to the end of rate increases. Many economic data points are starting to show a slowdown.

The Portfolio's best performance came from Health Care, Energy and Utility. In Health Care, our holdings of major pharmaceutical stocks performed nicely. The overweight in Energy continues to serve the Portfolio well, as oil prices that are anywhere over $25-a-barrel creates excess earnings for the industry. Long-term holdings in the Utility area, including companies such as Enron, AES Corporation and Exelon Energy (the combination of Peco and Unicom), performed nicely. The Basic Materials sector was not a bright spot, as the Portfolio's holdings performed in line with a sector that was down considerably. Financial stocks were underweighted, which although volatile, proved to be a correct move. Last quarter, we wrote about our dislike of the competitive position of regional or smaller banks. The Portfolio has avoided those while searching hard for alternative ideas. Two recent additions in this area were Capital One Financial, a credit card company; and Nationwide Financial Services, which is strong in the 401(k) market. Both of these names have performed well.

In terms of relative performance, the Portfolio excelled in the Communications area. This sector was one of the worst performing of the period, and the Portfolio had an overweighted position in the sector. With all that against us, superior stock selection led to the sector adding relative performance for the time period. Holdings in SBC Communications, Western Wireless and US West (now Qwest) did well, while the Portfolio sold AT&T just in time to avoid a plunge in share price.

Two sectors that did not do well on a relative basis were Technology and Consumer Staples. The overweight in Technology hurt as the Portfolio bought technology names on the first price decline, only to see the decline go deeper than we had expected. There are some excellent technology companies now selling for what we feel are cheap prices. The Portfolio made those investments for the long-term, and we plan to stick with them. The Consumer Staples sector was a strong performer, and the Portfolio had a large position in Pepsico, which was sold after it appreciated nearly 40 percent. Other than that, we held an underweight in the sector, which hurt relative performance.

OUTLOOK

The Portfolio continues to hold overweights in Communications, Energy and Technology sectors, where we find excellent companies selling at great prices. The Portfolio is also still underweight in certain areas of the financial sector. Although many of these company's stock prices are inexpensive, we feel they correctly reflect weak fundamentals. An inexpensive stock does not make up for a poor company. We feel these sector weightings, combined with quality individual stock selection, will result in attractive performance.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ----------
Exxon Mobile Corporation....................................  117,852  $ 9,251,381     5.8%
CitiGroup, Inc..............................................  131,430    7,918,658     5.0%
GTE Corporation.............................................   86,070    5,357,857     3.3%
American International Group................................   44,300    5,205,250     3.3%
SBC Communications, Inc.....................................  118,710    5,134,207     3.2%
Federal National Mortgage Association.......................   84,110    4,389,491     2.7%
Morgan Stanley Dean Witter & Company........................   50,810    4,229,933     2.6%
Microsoft...................................................   48,500    3,880,000     2.4%
Bellsouth Corporation.......................................   80,950    3,450,494     2.2%
Capital One Financial Corporation...........................   74,900    3,342,412     2.1%
                                                                       -----------    ----
                                                                       $52,159,683    32.6%
                                                                       ===========    ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.6%
Health Care                         3.5%
Capital Goods                       3.8%
Basic Materials                     4.4%
Consumer Cyclical                   4.5%
Utilities                           4.6%
Consumer Staples                    4.8%
Technology                         12.3%
Energy                             14.0%
Communication Services             17.8%
Financial                          27.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       -11.53%
Five year                       11.94%
Since inception (May 2, 1994)   12.95%

                                          RUSSELL 1000
          VALUE STOCK PORTFOLIO    CPI    VALUE INDEX
5/02/94                 $10,000  $10,000       $10,000
12/31/94                 10,457   10,190        10,209
12/31/95                 13,904   10,448        14,124
12/31/96                 18,207   10,793        17,181
12/31/97                 22,065   10,984        23,223
12/31/98                 22,452   11,160        26,855
12/31/99                 22,513   11,452        28,826
6/30/00                  21,187   11,689        27,603

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

RUDOLPH K. KLUIBER, CFA
STATE STREET REASEARCH
The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization and which appear to have market values that are low relative to their underlying value or future earnings and growth potential. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with the investment, as well as charges and expenses.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE
The Small Company Value Portfolio returned 6.28 percent* for the six month period ended June 30, 2000. This compares with the Portfolio's benchmark, The Russell 2000 Value Index,** which returned 5.84 percent over the same period.

PERFORMANCE ANALYSIS
The first half of 2000 has seen modest stock market returns for large stocks (+0.8 percent for the Russell 1000 Index), but somewhat better results for small stocks (+3.0 percent for the Russell 2000 Index**). Among style sectors, small capitalization value was the place to be during the first half, with the Russell 2000 Value Index** returning a robust 5.85 percent. In fact, this was the only style sector that provided positive returns in both the first and second quarters. During the first half, small-cap investors experienced huge swings in relative performance between growth and value stocks; in four of the six months, the divergence was 10 percent or more. This is just one more sign of the high levels of volatility seen throughout the stock market over the last 12 to 18 months. Within the small-cap value stocks, the economic sectors showing the strongest performance were energy, technology, and healthcare. In the case of technology, however, all of this performance came in the first quarter.

Stock selection, rather than economic sector selection, has driven the Portfolio's performance for the first half of the year, especially in the second quarter. However, sector selection does play a role in performance. Our bottom-up search for attractive stocks has led us away from the technology sector in recent months; in the second quarter, this proved to be a good sector to avoid. Despite de-emphasizing the technology sector, our stock selections in this area performed extremely well. Investments in consumer discretionary and materials & processing also contributed positively to performance.

OUTLOOK
Small-capitalization stocks, particularly small-capitalization value stocks, remain attractively valued.

The overall market environment remains quite volatile; something that has been quite pronounced since the second half of 1999. We feel that this volatility is likely to continue and only increases the critical need for investors to have strong conviction in their portfolio holdings. This plays to our strengths; we must have confidence in a firm, its management, and its outlook in order for its stock to become a significant holding in the Portfolio.

The economy remains strong and we feel that the Federal Reserve seems to have completed most of its current round of interest rate hikes. However, if the Federal Reserve is indeed near the end of this current cycle of rising interest rates, it is only because the economy is showing signs of slowing. This is a double-edged sword for small-cap stocks, especially small-cap value stocks. Any slacking in the pace of rising interest rates is helpful, but an environment of slower economic growth can be difficult for many firms. This environment only increases the importance of remaining true to our investment strategy: invest in stocks with good valuations, quality management, and strong opportunities to grow their businesses and provide strong returns to investors.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ----------
ACE Limited.................................................  18,258   $  511,224      3.3%
Harrahs Entertainment, Inc. ................................  24,000      502,500      3.2%
Coherent, Inc. .............................................   5,600      469,700      3.0%
Borg-Warner Automotive, Inc. ...............................  13,000      456,625      2.9%
International Game Technology...............................  17,000      450,500      2.9%
Western Gas Resources, Inc. ................................  21,000      441,000      2.8%
Anchor Gaming...............................................   8,500      407,469      2.6%
Hollinger International, Inc. ..............................  28,000      381,500      2.4%
Lilly Industries, Inc. .....................................  11,406      342,893      2.2%
Stepan Company..............................................  14,000      325,500      2.1%
                                                                       ----------     ----
                                                                       $4,288,911     27.4%
                                                                       ==========     ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.6%
Communication Services              0.5%
Utilities                           1.0%
Transportation                      1.9%
Health Care                         2.2%
Consumer Staples                    4.8%
Financial                           8.9%
Energy                              9.6%
Basic Materials                    10.3%
Capital Goods                      14.7%
Technology                         14.7%
Consumer Cyclical                  27.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                       1.08%
Since inception               -0.63%
(October 1, 1997)

             SMALL COMPANY   RUSSELL 2000
            VALUE PORTFOLIO  VALUE INDEX     CPI
10/01/1997          $10,000       $10,000  $10,000
12/31/1997          $10,229       $10,168  $10,019
12/31/1998           $9,539        $9,513  $10,179
12/31/1999           $9,246        $9,371  $10,446
6/30/2000            $9,827        $9,918  $10,662

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT

WAYNE R. SCHMIDT, CFA
ADVANTUS CAPITAL MANAGEMENT
The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Prior to May 1, 1998, this Portfolio was known as the International Bond Portfolio. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Julius Baer Investment Management Inc. provides investment advice to the Global Bond Portfolio under a subadvisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

GLOBAL BOND PORTFOLIO

PERFORMANCE

The Global Bond Portfolio posted a total return of -1.48* percent for the six-month period ended June 30, 2000. This compares to the Salomon Brothers World Government Bond Index** return of 0.03 percent for the same period.

PERFORMANCE ANALYSIS

Growth around the world was generally stronger than expected early in the year, especially in the U.S. and U.K. Because of this, Central Banks in the U.S., U.K., Canada, Sweden, Australia, New Zealand and the Euro-zone raised interest rates. This pattern repeated itself in the second quarter of 2000. Inflation remained at attractive levels, although higher oil and commodity prices began to creep into inflation rates.

Global: Exposure to the dollar bloc markets of Canada, Australia and New Zealand helped performance in the Portfolio, as did an underweight position in the U.K. and Japan. Increasing duration in the early part of the year helped performance, and switching to medium maturity positions in Europe later in the second quarter also helped as the short end of the yield curve underperformed on the back of higher short-term interest rates.

However, the strength of the U.S. dollar during the first six months of the year pushed most markets into negative territory as measured in U.S. dollars. Exposure to commodity currencies and an underweight yen position in the Portfolio detracted from performance during the quarter. Credit and emerging markets exposures were maintained, although at low historic levels.

U.S.: In the first half of the year in the U.S. fixed income market, short-term interest rates were pushed higher as the Federal Reserve raised the Fed Funds rate on three occasions for a total of 100 basis points (1 percent). Long-term interest rates fell creating an inverted yield curve. The yield on the two year U.S. Treasury note rose 12 basis points (0.12 percent) to 6.36 percent, while the thirty year bond declined 58 basis points (0.58 percent) to yield 5.90 percent at June 30, 2000.

Within the fixed income universe, the government sector was the top performer as Treasury and Agency securities returned 4.97 percent for the first six-months. Mortgage-backed securities returned a respectable 3.67 percent while the corporate credit sector lagged generating a 2.68 percent total return for the quarter. Our portfolio strategy for the U.S. portion is to own mortgage backed securities and corporate credit in shorter maturities and U.S. Treasury Bonds at the long end of the yield curve.

OUTLOOK

Global: Bonds have experienced a good run, especially at the end of the second quarter 2000, and we maintain our positive view over the medium term. U.S. growth data has been softer, and we should see the end of the tightening cycle. Although oil prices have risen recently, we do not see this as a serious inflation threat. In Europe, firmer growth figures have us cautious about the bond markets. However, strong support from the U.S. is expected and with continued good news in terms of falling bond supply, yields are expected to drift lower.

We feel that the outlook for the Euro remains positive on the back of its recent strength against the US dollar and other major currencies. The yen appears mired in a trading range, providing little in the way of value at present levels.

U.S.: With credit spreads near their historical wide levels, we expect that corporate bonds and mortgage-backed securities offer attractive yields to fixed income investors. The Portfolio will continue to be constructed to emphasize yield through ownership of spread product in the short end of the yield curve (less than seven years to maturity) and U.S. Treasury securities at the long end of the yield curve (thirty years to maturity). We anticipate that interest rates should continue to drift lower as the economy enters a more favorable part of the cycle for fixed income investors. We feel that the positives for bonds include: a slowdown in economic growth from an unsustainable rate, a leveling off of the strong employment situation, the Federal Reserve closer to the end of this Fed Fund rate hike cycle, a pull back in the equity markets, and a fiscal surplus in the U.S. The largest concern for bonds is inflation. Higher wages or commodity prices could keep upward pressure on interest rates but the Federal Reserve stands ready to combat this to achieve their primary goal of price stability.

TEN LARGEST BOND HOLDINGS

                                                                MARKET     % OF BOND
COMPANY                                                          VALUE     PORTFOLIO
-------                                                       -----------  ---------
U.S. Treasury Note (U.S. Dollar)--6.625%, 05/31/02..........  $ 1,907,125     6.1%
Japan (Japanese Yen)--3.100%, 09/20/06......................    1,764,055     5.7%
Japan (Japanese Yen)--1.000%, 04/20/04......................    1,230,688     4.0%
Bundesrepublic (Euro)--4.750%, 07/04/28.....................    1,226,135     4.0%
Japan (Japanese Yen)--1.100%, 03/21/05......................    1,161,286     3.7%
United States Treasury Department--0.000%, 11/15/04.........    1,140,209     3.7%
U.S. Treasury Note (U.S. Dollar)--5.250%, 02/15/29..........    1,020,266     3.3%
United Mexican States (Japanese Yen)--3.000%, 12/01/03......      967,255     3.1%
Hellenic Republic (Greek Drachma)--8.700%, 04/08/05.........      937,891     3.0%
U.S. Treasury Bond (U.S. Dollar)--6.125%, 08/15/29..........      909,783     2.9%
                                                              -----------    ----
                                                              $12,264,693    39.5%
                                                              ===========    ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS
              WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURN:
One year                           -0.75%
Since inception (October 1, 1997)   2.00%

                            SALOMON BROTHERS
                GLOBAL      WORLD GOVERNMENT
            BOND PORTFOLIO     BOND INDEX       CPI
10/1/1997          $10,000           $10,000  $10,000
12/31/1997         $10,008           $10,021  $10,019
12/31/1998         $11,626           $11,555  $10,179
12/31/1999         $10,719           $11,061  $10,446
6/30/2000          $10,560           $11,064  $10,662

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

PERFORMANCE UPDATE

[PHOTO]
JAMES P. SEIFERT
PORTFOLIO MANAGER
The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400).+ It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE

The Index 400 Mid-Cap Portfolio generated a total return of 8.16 percent* for the six-month period ended June 30, 2000. This compares to the S&P 400 Mid-Cap Index** return of 8.98 percent for the same period.

PERFORMANCE ANALYSIS

Five of the 11 sectors posted double-digit gains during the six-month period ended June 30, 2000. The best returns came from Energy (46.6 percent), Health Care (30 percent) and Utilities (19.7 percent) rounding out the top three. Veritas Software, Siebel Systems, Altera Corporation, Linear Technology and Sepracor Inc. provided the top five individual contributions. The Communication Services sector performed the worst with a negative 19.2 percent return. Legato Systems, Intuit, E*Trade Group, Checkfree Holdings and Broadwing led the negative contributors for the first six-months of the year.

OUTLOOK

We anticipate that the equity market should do reasonably well over the next few months, and volatility will continue. P/E ratios++ should go up as growth and interest rates stabilize and inflation gradually goes down. Higher P/E ratios indicate that we may be moving back to a more normal time when investors' expectations ran in the single-digit returns.

We see no recession in sight. Our country's economic strength is too broad, and there are very few weak spots. Ultimately, we expect that the economy will slow, and the threat of higher inflation will subside; the Fed will prevail. We believe the Fed has not finished tightening and anticipate at least one more increase in interest rates before November. Whenever we have a change in interest rate direction, volatility and uncertainty surface. We have witnessed volatility in the capital markets throughout the first half of 2000, and we believe this will continue through the remainder of the year.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ----------
Vitesse Semiconductor Corporation...........................   5,514   $  405,624      1.5%
Univision Communications, Inc...............................   3,104      321,264      1.2%
Dynegy, Inc.................................................   4,639      316,902      1.2%
Millennium Pharmaceuticals, Inc.............................   2,719      304,188      1.2%
Jabil Circuit, Inc..........................................   5,692      282,466      1.1%
Chiron Corporation..........................................   5,531      262,723      1.0%
Forest Laboratores, Inc.....................................   2,577      260,277      1.0%
Stryker Corporation.........................................   5,884      257,425      1.0%
Calpine Corporation.........................................   3,896      256,162      1.0%
Rational Software Corporation...............................   2,702      251,117      1.0%
                                                                       ----------     ----
                                                                       $2,918,148     11.2%
                                                                       ==========     ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities  10.3%
Transportation                      1.1%
Communication Services              1.7%
Capital Goods                       4.5%
Basic Materials                     4.7%
Energy                              6.4%
Consumer Staples                    8.9%
Utilities                           9.5%
Financial                           9.6%
Health Care                        11.0%
Consumer Cyclical                  11.0%
Technology                         21.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      16.20%
Since inception               14.88%
(October 1, 1997)

          INDEX 400  S&P 400
           MID-CAP   MIDCAP     CPI
          Portfolio    Index
10/1/97     $10,000  $10,000  $10,000
12/31/97    $10,006  $10,083  $10,019
12/31/98    $11,675  $12,008  $10,179
12/31/99    $13,541  $13,775  $10,446
6/30/00     $14,646  $15,012  $10,662

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
++P/E ratio is a stocks price divided by its earnings per share.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]

HENRY D. CAVANNA
PORTFOLIO MANAGER
J.P. MORGAN INVESTMENT MANAGEMENT

JAMES RUSSO, CFA
PORTFOLIO MANAGER
J.P. MORGAN INVESTMENT MANAGEMENT
The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

MACRO-CAP VALUE PORTFOLIO

PERFORMANCE

The total return for the Advantus Macro Cap-Value portfolio for the semi-annual period ending June 30, 2000 was -1.56* percent versus the S&P 500 Index's** return of -0.45 percent and the Lipper VA Growth and Income+ Average's return of -1.13 percent.

PERFORMANCE ANALYSIS

The U.S. Equity market cycled erratically during the first six-months of the year between growth stocks and value stocks based on the emerging economic data. Weak data led to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the period, growth came back strong in June to lead the end of the second quarter (Russell 1000 Growth -2.7 percent vs. Russell 1000 Value -4.69 percent for the quarter ending June 30, 2000). The market's reaction to the data flow is based entirely on the impact the economy has on interest rates. The U.S. Federal Reserve raised rates several times in the first half of the year and continues to monitor the situation. Higher rates are just beginning to slow the economy which will start to impact corporate earnings. Any disappointment in earnings at the company level are being penalized heavily across all sectors. We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

The Fund's performance was positively impacted by stock selection during the time period as good decisions within the hardware and semi-conductor sectors added to the portfolio's performance. However, the industrial cyclical and finance sectors were among the worst performers during the first half of the year. The slowdown of the U.S. economy has led several companies to pre-announce second quarter earnings below expectations, and has started to negatively impact share prices, with the financial sector taking the worst hit, down 15 percent for June. In Industrial cyclicals, ROHM & HAAS and HONEYWELL had second quarter earnings disappointments, which negatively impacted the portfolio's overall performance.

Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of "new economy" stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals sector posted a positive return for the six-month period, and capital markets also contributed to the overall performance of the portfolio, holdings in such technology names as MICROSOFT pulled down performance. The company was roiled with detailed announcements of Judge Jackson's ruling against it in the lengthy anti-trust suit. Individual security selection contributed to the portfolio's overall performance across the first two quarters as overweight stocks such as INTEL posted positive total returns for the six-months ending June 30, 2000.

OUTLOOK

Going forward, the strategy for the portfolio remains unchanged. We continue to be fully invested and largely sector neutral. Until the U.S. boom subsides and Fed tightening stops, we anticipate that liquidity will continue to be drained from the financial system. Rising rates are expected to disproportionately impact prices of more speculative equity shares. We saw hints of this change in leadership toward the end of the first quarter, and expect further, albeit less dramatic, confirmation of this shift as the year unfolds. We predict that the Fed may tighten policy again in the second half of the year, but it appears that the economy will continue to slow a little as evidenced by the cooling of the overheated rate of late 1999 and early 2000.

TEN LARGEST STOCK HOLDINGS

                                                                         MARKET     % OF STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ----------
Intel Corporation...........................................   8,600   $1,149,713       4.3%
Cisco Systems, Inc..........................................  17,100    1,086,919       4.0%
Microsoft...................................................  13,300    1,064,000       4.0%
Tyco International Ltd......................................  20,132      953,753       3.5%
Exxon Mobile Corporation....................................  11,824      928,184       3.4%
Sun Microsystem, Inc........................................   8,800      800,250       3.0%
General Electric Company....................................  14,900      789,700       2.9%
Eli Lilly & Company.........................................   5,300      529,338       2.0%
AT&T Corporation--Liberty Media Group.......................  20,400      494,700       1.8%
Alza Corporation............................................   8,300      490,738       1.8%
                                                                       ----------    ------
                                                                       $8,287,295      30.7%
                                                                       ==========    ======

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.5%
Transportation                      1.2%
Utilities                           2.4%
Basic Materials                     5.0%
Energy                              6.1%
Consumer Staples                    7.1%
Communication Services              7.3%
Capital Goods                       7.9%
Health Care                         9.4%
Consumer Cyclical                   9.3%
Financial                          13.1%
Technology                         29.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURN:
One year                            -4.43%
Since inception (October 15, 1997)   9.00%

             MACRO-CAP
          VALUE PORTFOLIO  S&P 500 INDEX    CPI
10/15/97          $10,000        $10,000  $10,000
12/31/97           $9,787        $10,287  $10,019
12/31/98          $11,973        $13,227  $10,179
12/31/99          $12,831        $16,006  $10,446
6/30/00           $12,631        $15,934  $10,662

On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through June 30, 2000 and on October 1, 1997 through June 30, 2000 for the S&P 500 Index and the Consumer Price Index. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.
+The Lipper Growth and Income Average is comprised of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
[PHOTO]

WILLIAM JEFFERY, III,
KENNETH F. MCCAIN AND
DAVID A. BARATTA
WALL STREET ASSOCIATES
The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment advisor for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement.

MICRO-CAP GROWTH PORTFOLIO

PERFORMANCE

For the six month period ended June 30, 2000, the Micro-Cap Growth Portfolio returned .59 percent.* The portfolio trailed both the Russell 2000 Index and the Russell 2000 Growth Index,** which returned 2.47 percent and 1.23 percent, respectively.

PERFORMANCE ANALYSIS

Fears of additional interest rate increases and valuation concerns caused investors to take profits in April and May, putting downward pressure on smaller capitalization growth stocks. Many of the sectors that drove performance in the first quarter (particularly technology) suffered significant declines. In June, inflation fears eased as inflation friendly economic data was released. Small-cap growth stocks rebounded sharply, but could not make up the ground that was lost in April and May.

During the second quarter investments in the health care sector, buoyed by the strength of biotechnology companies and the recent completion of the map of the human genome, produced the largest contribution to portfolio performance. Health Care was the best performing sector for the benchmark and the portfolio had a greater than market allocation to this group. Anesta Corporation and Titan Pharmaceuticals, Inc. added substantially to the portfolio's return.

Investments in the Energy sector also produced strong results, driven by increased demand for oil and gas and a tight supply for both. The portfolio was significantly overweighted in energy stocks, which earned double-digit returns. Cross Timbers Oil Company and Horizon Offshore, Inc. were particularly rewarding.

By contrast, the portfolio's technology exposure reduced performance as the sector posted negative double-digit returns. Consumer discretionary stocks were also disappointing, although the portfolio was underweighted in this area relative to the benchmark.

OUTLOOK

Our outlook for small-cap growth stocks is optimistic. We anticipate that investments in the high growth sectors of the market will outperform over the remainder of the year. As such, we have positioned the Portfolio to be fully invested in those areas that we believe offer the greatest potential for growth. We currently have a market weighting in the Technology sector, which we believe will continue to rebound from the April/May correction. We have actively overweighted the Health Care and Energy sectors, which we believe will outperform over the remainder of the year. We have a lower than market exposure to the consumer discretionary sector, reflecting our view that retail sales will not be exceptionally strong in the coming months. However, we may increase our exposure to this group if fundamentals improve.

TEN LARGEST STOCK HOLDINGS

                                                                                      % OF
                                                                         MARKET       STOCK
COMPANY                                                       SHARES      VALUE     PORTFOLIO
-------                                                       -------  -----------  ---------
Titan Pharmaceuticals, Inc..................................  43,200   $ 1,857,600      3.2%
Cubist Pharmaceuticals, Inc.................................  33,900     1,669,575      2.9%
Intermune Pharmaceuticals, Inc..............................  33,500     1,383,969      2.4%
Cell Therapeutics, Inc......................................  44,400     1,359,750      2.4%
American Superconductor Corporation.........................  25,300     1,220,725      2.1%
Evergreen Resources, Inc....................................  40,400     1,196,850      2.1%
NS Group, Inc...............................................  56,500     1,182,969      2.1%
Patterson Energy, Inc.......................................  41,100     1,171,350      2.0%
UTI Energy Corporation......................................  29,000     1,163,625      2.0%
Accrue Software, Inc........................................  31,300     1,111,150      1.9%
                                                                       -----------   ------
                                                                       $13,317,563     23.1%
                                                                       ===========   ======

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   8.5%
Basic Materials                     1.9%
Communication Services              2.0%
Consumer Staples                    2.2%
Consumer Cyclical                   9.5%
Energy                             11.3%
Health Care                        23.3%
Technology                         41.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURN:
One year                           96.87%
Since inception (October 1, 1997)  38.81%

               MICRO-CAP      RUSSELL 2000
            GROWTH PORTFOLIO  GROWTH INDEX    CPI
10/01/1997           $10,000       $10,000  $10,000
12/31/1997            $8,680        $9,181  $10,019
12/31/1998            $9,846        $9,295  $10,179
12/31/1999           $24,494       $13,301  $10,446
6/30/2000            $24,638       $13,465  $10,662

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratio. The
Russell 2000 is the 2,000 smallest companies in the Russell 3000. The
Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]
JOSEPH R. BETLEJ, CFA
PORTFOLIO MANAGER
The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE

The Real Estate Securities Portfolio generated a total return of 13.12 percent* for the six-month period ended June 30, 2000. This return reflects a change in market sentiment for real estate companies due to the recognition of the sector's solid real estate fundamentals, discounted valuations, and strong current income available through real estate investment trusts, and the continued strength in the economy. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI),** the Portfolio's benchmark index, which returned 15.21 percent for the same period.

PERFORMANCE ANALYSIS

Set in front of a background of tremendous volatility within the broader equity markets, real estate securities fared well in the first half of 2000 as investors searched for companies with more predictable cashflows and discounted valuations as a "safe haven". As a group, real estate companies saw their earnings growth increase, stopping a two-year decline in the growth rate. This turn allowed multiples to expand for the sector. One of the factors driving the rebound was that the real estate markets have tempered the urge to overbuild in an economic expansion and the markets have generally remained in solid supply and demand equilibrium. This balance has driven growth in rents for the Portfolio of buildings within the real estate companies. Strong fundamentals and discounted valuations within the sector provided fertile ground for strong returns for the first half of 2000.

Sectors providing the best performance to the Portfolio were hotels (c-corporations +40 percent and hotel REITs +22 percent) and industrial companies (+21 percent). Due to a combination of the market recognizing the strength in fundamentals and discounts in valuation, hotels have rebounded from recent weak times. Industrial companies benefited from multiple expansion, reflecting the strength of the rental growth of these companies. The Portfolio was hurt by its investments in building materials companies, real estate service companies, and the weak performance in the self-storage sector.

Best performing stocks were Manugistics Group--up 44 percent, Starwood Hotels & Resorts Worldwide--40 percent and Meristar Hospitality--up 34 percent. The selloff in real estate technology companies hurt the performance of the Portfolio, however, our exposure to those names was limited in scope. Additionally, event driven issues at JDN Realty (down 32 percent) and exposure to interest rates at US Restaurants (down 32 percent) negatively impacted results. We continue to be underweight in retail stocks due to our concern about the consumer in a slowing economy. However, the retail stocks held in the Portfolio in the first half of 2000 were up 20 percent versus the retail sector for the index being up 9 percent. We continue to feel that our abilities in selecting stocks will be rewarded in the market.

OUTLOOK

The sector's strong fundamentals remain in place, and are poised for continued strength in the future. We will continue to monitor the economy, keeping an eye on inflation and hoping the economy experiences a "soft landing." We expect that the real estate markets should continue to show strength if the economy continues to grow at a more moderate pace, and the pace of the new supply of real estate continues its reduction.

Because we expect strong funds flow to the sector due to strong year-to-date performance, we are increasing our exposure to the blue chip names in the group to take advantage of the expected new capital entering the group. Additionally, we are increasing our exposure to hotels as we expect to see higher revenues being reported in this undervalued sector. Overall, we expect to see a more steady return performance going forward. We do not see any further multiple expansion beyond what has already occurred as the correction has taken its course. However, market psychology may push multiples up a bit further. Additionally, we feel that multiple contraction for these companies should not occur as the market looks positively on the favorable supply/demand characteristics and predictability of the cashflow. We anticipate that total returns should more closely reflect the growth rates of these companies (typically 6-8 percent) plus the dividend (typically 5-7 percent).

TEN LARGEST STOCK HOLDINGS

                                                                            MARKET      % OF STOCK
COMPANY                                                        SHARES       VALUE       PORTFOLIO
-------                                                       ---------  ------------  ------------
Starwood Hotels & Resorts Worldwide, Inc....................    11,400   $   368,362           5.5%
Apartment Investment and Management.........................     6,760       292,370           4.4%
Avalonbay Communities, Inc..................................     6,650       277,637           4.1%
Amb Property Corporation....................................    11,000       250,937           3.7%
Catellus Development Corporation............................    14,400       216,000           3.2%
General Growth Properties, Inc..............................     6,600       209,550           3.1%
Equity Office Properties Trust..............................     6,900       190,181           2.8%
Prologis Trust..............................................     8,900       189,681           2.8%
Arden Realty Group, Inc.....................................     8,000       188,000           2.8%
Highwoods Properties, Inc...................................     7,800       187,200           2.8%
                                                                         -----------   ------------
                                                                         $ 2,369,918          35.2%
                                                                         ===========   ============

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   4.3%
Technology                          1.0%
Communication Services              1.2%
Capital Goods                       2.0%
Consumer Cyclical                   8.6%
Financial                          82.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                        2.20%
Since inception (May 1, 1998)  -3.52%

                REAL ESTATE           WILSHIRE ASSOCIATES
            SECURITIES PORTFOLIO  REAL ESTATE SECURITIES INDEX    CPI
5/1/1998                 $10,000                       $10,000  $10,000
12/31/98                  $8,510                        $8,568  $10,098
12/31/1999                $8,179                        $8,294  $10,362
6/30/00                   $9,252                        $9,556  $10,577

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 2000.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                       -------------
COMMON STOCK (97.6%)
  BASIC MATERIALS (.5%)
    Chemicals (.5%)
 54,700   Pharmacia Corporation............................  $  2,827,306
                                                             ------------
  CAPITAL GOODS (8.9%)
    Electrical Equipment (6.0%)
640,200   General Electric Company.........................    33,930,600
 45,800   Solectron Corporation (b)........................     1,917,875
                                                             ------------
                                                               35,848,475
                                                             ------------
    Manufacturing (1.8%)
224,184   Tyco International, Ltd. (c).....................    10,620,717
                                                             ------------
    Office Equipment (1.1%)
101,500   Lexmark International Group, Inc. (b)............     6,825,875
                                                             ------------
  COMMUNICATION SERVICES (4.0%)
    Cellular (.5%)
 51,700   Western Wireless Corporation.....................     2,817,650
                                                             ------------
    Telecommunication (3.0%)
 54,500   Alcatel (c)......................................     3,624,250
162,387   MCI Worldcom, Inc. (b)...........................     7,449,504
 73,800   Qualcomm, Inc. (b)...............................     4,428,000
 52,200   Sprint Corporation...............................     2,662,200
                                                             ------------
                                                               18,163,954
                                                             ------------
    Telephone (.5%)
 70,600   Nextlink Communications, Inc. (b)................     2,678,387
                                                             ------------
  CONSUMER CYCLICAL (6.9%)
    Retail (4.3%)
168,500   Family Dollar Stores.............................     3,296,281
195,950   Home Depot, Inc..................................     9,785,253
 57,900   Kohls Corporation (b)............................     3,220,687
164,600   Wal-Mart Stores, Inc.............................     9,485,075
                                                             ------------
                                                               25,787,296
                                                             ------------
    Service (2.6%)
153,600   Omnicom Group....................................    13,680,000
 25,700   TMP Worldwide, Inc. (b)..........................     1,896,981
                                                             ------------
                                                               15,576,981
                                                             ------------
  CONSUMER STAPLES (4.7%)
    Entertainment (1.4%)
111,100   Time Warner, Inc.................................     8,443,600
                                                             ------------
    Retail (1.9%)
255,900   Safeway, Inc. (b)................................    11,547,487
                                                             ------------
    Service (1.4%)
159,900   Automatic Data Processing, Inc...................     8,564,644
                                                             ------------
  ENERGY (3.0%)
    Oil (.3%)
 46,100   Diamond Offshore Drilling, Inc...................     1,619,262
                                                             ------------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                       -------------
  ENERGY--CONTINUED
    Oil & Gas (2.7%)
210,300   Baker Hughes, Inc................................  $  6,729,600
 92,100   Nabors Industries, Inc. (b)......................     3,827,906
 76,700   Schlumberger, Ltd................................     5,723,737
                                                             ------------
                                                               16,281,243
                                                             ------------
  FINANCIAL (1.0%)
    Investment Bankers/Brokers (1.0%)
183,600   The Charles Schwab Corporation...................     6,173,550
                                                             ------------
  HEALTH CARE (17.1%)
    Biotechnology (4.7%)
 91,400   Amgen, Inc. (b)..................................     6,420,850
106,300   PE Corporation--PE Biosystems Group..............     7,002,513
 60,200   Genentech, Inc. (b)..............................    10,354,400
 10,100   Human Genome Sciences, Inc. (b)..................     1,347,087
 29,200   Immunex Corporation (b)..........................     1,443,575
 11,400   Millennium Pharmaceuticals, Inc. (b).............     1,275,375
                                                             ------------
                                                               27,843,800
                                                             ------------
    Drugs (10.0%)
 65,400   Bristol-Myers Squibb Company.....................     3,809,550
 93,900   Eli Lilly & Company..............................     9,378,262
113,700   Merck & Company, Inc.............................     8,712,263
712,125   Pfizer, Inc......................................    34,182,000
 79,000   Schering Plough Corporation......................     3,989,500
                                                             ------------
                                                               60,071,575
                                                             ------------
    Medical Products/Supplies (2.4%)
166,600   Guidant Corporation (b)..........................     8,246,700
128,500   Medtronic, Inc...................................     6,400,906
                                                             ------------
                                                               14,647,606
                                                             ------------
  TECHNOLOGY (50.5%)
275,900   America Online, Inc. (b).........................    14,553,725
 41,700   Applied Materials, Inc. (b)......................     3,779,063
 65,600   BEA Systems, Inc. (b)............................     3,243,100
540,500   Cisco Systems, Inc. (b)..........................    34,355,531
111,600   Comverse Technology, Inc. (b)....................    10,378,800
416,300   Dell Computer Corporation (b)....................    20,528,794
 46,600   eBay, Inc........................................     2,530,963
213,900   EMC Corporation (b)..............................    16,456,931
 40,200   Exodus Communications (b)........................     1,851,713
 53,800   Flextronics International, Ltd. (b)(c)...........     3,695,388
134,900   Gateway, Inc. (b)................................     7,655,575
 25,800   Gemstar International Group Limited (b)..........     1,585,491
251,700   Intel Corporation................................    33,649,144
 57,300   International Business Machines Corporation......     6,277,931
 79,400   JDS Uniphase Corporation (b).....................     9,518,075
 24,600   Juniper Networks, Inc. (b).......................     3,580,838

              See accompanying notes to investments in securities.

                                                                GROWTH PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                       -------------
  TECHNOLOGY--CONTINUED
275,400   Lam Research Corporation (b).....................  $ 10,327,500
183,200   Lucent Technologies, Inc.........................    10,854,600
 32,700   Manugistics Group, Inc. (b)......................     1,528,725
120,700   McLeodUSA, Inc. (b)..............................     2,496,981
246,000   Microsoft (b)....................................    19,680,000
248,100   Nokia Oyj (c)....................................    12,389,494
 38,900   Nortel Networks Corporation (c)..................     2,654,925
171,300   Oracle Systems (b)...............................    14,399,906
 28,000   Redback Networks, Inc. (b).......................     4,984,000
  9,700   RF Micro Devices, Inc. (b).......................       849,963
146,700   Sun Microsystem, Inc. (b)........................    13,340,531
 25,800   Sycamore Networks, Inc. (b)......................     2,847,675
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                       -------------
  TECHNOLOGY--CONTINUED
252,500   Texas Instruments, Inc...........................  $ 17,343,594
 33,345   Verisign, Inc. (b)...............................     5,885,393
 34,675   Veritas DGC, Inc. (b)............................     3,918,817
 32,700   Xilinx, Inc. (b).................................     2,699,794
 21,700   Yahoo!, Inc. (b).................................     2,688,088
                                                             ------------
                                                              302,531,048
                                                             ------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
124,400   AES Corporation (b)..............................     5,675,750
                                                             ------------
Total common stock (cost: $370,801,250)....................   584,546,206
                                                             ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (3.9%)
$23,206,769  Provident Institutional Funds--TempFund           23,206,769
              Portfolio, current rate 6.460%..............
                                                            -------------
             Total short-term securities (cost:
              $23,206,769)................................     23,206,769
                                                            -------------
             Total investments in securities (cost:
              $394,008,020)(d)............................  $ 607,752,975
                                                            =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.2% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $401,038,143. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation.......................  $ 227,409,881
      Gross unrealized depreciation.......................    (20,695,049)
                                                            -------------
      Net unrealized appreciation.........................  $ 206,714,832
                                                            =============

BOND PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
LONG-TERM DEBT SECURITIES (91.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (47.3%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.2%)
$   291,924   .................................................   6.500%  12/01/23  $     275,889
                                                                                    -------------
    Federal National Mortgage Association (FNMA) (8.1%)
  2,000,000   .................................................   6.000%  05/15/08      1,861,462
    925,487   .................................................   6.000%  09/01/28        848,254
  7,500,000   .................................................   6.500%  08/15/04      7,354,545
    467,465   .................................................   6.500%  10/01/28        441,977
  3,000,000   .................................................   7.000%  03/15/10      2,974,725
    650,939   .................................................   7.000%  06/01/29        628,674
                                                                                    -------------
                                                                                       14,109,637
                                                                                    -------------
    Government National Mortgage Association (GNMA) (2.5%)
    506,846   .................................................   7.000%  11/15/23        494,850
    316,374   .................................................   7.000%  10/15/25        308,637
    405,602   .................................................   7.000%  03/15/26        395,117
    387,120   .................................................   7.000%  05/15/26        377,112
    440,720   .................................................   7.500%  06/15/28        438,076
  1,323,989   .................................................   7.500%  10/15/28      1,316,045
    495,644   .................................................   7.500%  08/15/29        492,470
    204,868   .................................................   8.000%  09/15/24        207,854
    126,966   .................................................   8.500%  10/15/22        130,519
    111,788   .................................................   8.500%  12/15/22        114,916
                                                                                    -------------
                                                                                        4,275,596
                                                                                    -------------
    Other U.S. Government Agencies (4.5%)
  5,500,000   Government of Canada (b).........................   6.375%  11/30/04      5,364,573
  2,500,000   Ontario Province of Canada (b)...................   7.625%  06/22/04      2,528,505
                                                                                    -------------
                                                                                        7,893,078
                                                                                    -------------
    U.S. Treasury (32.0%)
 21,000,000   Bond.............................................   5.250%  02/15/29     18,630,948
  1,000,000   Bond.............................................   5.625%  02/15/06        969,688
  5,500,000   Bond.............................................   5.875%  11/15/05      5,405,471
  2,500,000   Bond.............................................   6.000%  02/15/26      2,443,750
  2,600,000   Bond.............................................   6.125%  08/15/29      2,627,625
  1,500,000   Bond.............................................   6.250%  05/15/30      1,574,532
  2,500,000   Note.............................................   5.250%  08/15/03      2,424,220
 16,000,000   Note.............................................   6.625%  05/31/02     16,060,000
  7,750,000   Strip (d)........................................   6.690%  11/15/04      5,891,077
                                                                                    -------------
                                                                                       56,027,311
                                                                                    -------------
              Total U.S. government and agencies obligations
               (cost: $74,312,139)................................................     82,581,511
                                                                                    -------------
  CORPORATE OBLIGATIONS (43.9%)
    BASIC MATERIALS (3.8%)
      Chemicals (3.8%)
  4,000,000   IMC Global, Inc..................................   6.625%  10/15/01      3,933,752
  2,784,272   Novartis AG 144A Issue (c).......................   7.240%  01/02/16      2,717,171
                                                                                    -------------
                                                                                        6,650,923
                                                                                    -------------
    CAPITAL GOODS (6.3%)
      Aerospace/Defense (3.6%)
  2,500,000   BF Goodrich Company..............................   6.600%  05/15/09      2,271,077
  4,000,000   BF Goodrich Company..............................   9.625%  07/01/01      4,079,468
                                                                                    -------------
                                                                                        6,350,545
                                                                                    -------------

              See accompanying notes to investments in securities.

                                                                  BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
  CORPORATE OBLIGATIONS--CONTINUED
      Containers--Metal/Glass (2.7%)
$ 5,000,000   Crown Cork & Seal Company, Inc...................   7.125%  09/01/02  $   4,774,045
                                                                                    -------------
    COMMUNICATION SERVICES (2.4%)
      Telephone (2.4%)
  4,000,000   GTE Corporation..................................   9.100%  06/01/03      4,153,964
                                                                                    -------------
    CONSUMER CYCLICAL (2.9%)
      Auto (.9%)
  2,000,000   Federal Mogul Corporation........................   7.500%  07/01/04      1,546,444
                                                                                    -------------
      Hardware and Tools (2.0%)
  3,750,000   The Stanley Works................................   5.750%  03/01/04      3,563,085
                                                                                    -------------
    CONSUMER STAPLES (4.6%)
      Broadcasting (.7%)
  1,500,000   British Sky Broadcasting (b).....................   6.875%  02/23/09      1,294,555
                                                                                    -------------
      Entertainment (2.2%)
  3,500,000   Time Warner, Inc.................................   9.125%  01/15/13      3,798,375
                                                                                    -------------
      Household Products (1.7%)
  3,000,000   Procter & Gamble Company.........................   6.600%  12/15/04      2,947,863
                                                                                    -------------
    ENERGY (4.0%)
      Oil (2.3%)
  4,150,000   Conoco, Inc......................................   5.900%  04/15/04      3,953,253
                                                                                    -------------
      Oil & Gas (1.7%)
  3,100,000   Valero Energy Corporation........................   7.375%  03/15/06      2,992,889
                                                                                    -------------
    FINANCIAL (10.9%)
      Asset-Backed Securities (.7%)
  1,350,000   First Marble Head................................   7.240%  09/20/14      1,248,318
                                                                                    -------------
      Auto Finance (3.0%)
  4,250,000   Ford Motor Credit Corporation....................   7.500%  03/15/05      4,226,718
  1,000,000   General Motors Acceptance Corporation............   7.625%  06/15/04      1,000,487
                                                                                    -------------
                                                                                        5,227,205
                                                                                    -------------
      Banks (1.7%)
  3,400,000   St. George Bank Capital Note 144A                                         3,039,328
               Issue (b)(c)....................................   8.485%  12/31/49
                                                                                    -------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (1.6%)
  1,200,000   CSFB Finance Company 144A Issue (c)..............  10.000%  11/15/05      1,038,000
  1,480,739   Prudential Home Mortgage Securities..............   6.050%  04/25/24      1,356,224
    388,000   Wyoming Community Development....................   6.850%  06/01/10        376,694
                                                                                    -------------
                                                                                        2,770,918
                                                                                    -------------
      Investment Bankers/Brokers (2.6%)
  3,000,000   Morgan Stanley Dean Witter & Company.............   6.875%  03/01/07      2,827,404
  1,750,000   Morgan Stanley Dean Witter & Company.............   7.750%  06/15/05      1,759,125
                                                                                    -------------
                                                                                        4,586,529
                                                                                    -------------
      Real Estate Investment Trust (.5%)
  1,000,000   Archstone Community Trust........................   7.500%  02/15/14        922,608
                                                                                    -------------
      Savings and Loans (.8%)
  1,500,000   Bank United Corporation..........................   8.875%  05/01/07      1,340,828
                                                                                    -------------
    TECHNOLOGY (1.7%)
  3,200,000   Computer Associates International, Inc...........   6.375%  04/15/05      2,996,694
                                                                                    -------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
  CORPORATE OBLIGATIONS--CONTINUED
    UTILITIES (7.3%)
      Electric Companies (4.7%)
$ 4,000,000   Edison International.............................   6.875%  09/15/04  $   3,886,044
  4,250,000   Georgia Power Company............................   5.500%  12/01/05      3,875,006
    500,000   Hydro-Quebec (b).................................   8.000%  02/01/13        516,908
                                                                                    -------------
                                                                                        8,277,958
                                                                                    -------------
      Natural Gas (2.6%)
  5,000,000   Enron Corporation................................   6.725%  11/17/08      4,607,225
                                                                                    -------------
              Total corporate obligations (cost: $87,737,151).....................     77,043,552
                                                                                    -------------
              Total long-term debt securities (cost: $162,049,290)................    159,625,063
                                                                                    -------------

SHARES
------
PREFERRED STOCK (4.2%)
  FINANCIAL (4.2%)
    Finance--Diversified (1.2%)
     35,000  Nationwide Health Properties, Inc. 7.68%............................       2,091,250
                                                                                   --------------
    Real Estate Investment Trust (3.0%)
     70,000  Duke Realty Investments, Inc. 7.99%.................................       2,802,191
     60,000  Prologis Trust 8.54%................................................       2,557,500
                                                                                   --------------
                                                                                        5,359,691
                                                                                   --------------
             Total preferred stock (cost: $9,955,725)............................       7,450,941
                                                                                   --------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (2.9%)
$ 5,103,518    Provident Institutional Funds--TempFund Portfolio, current rate          5,103,518
                6.460%...........................................................
                                                                                   --------------
               Total short-term securities (cost: $5,103,517)....................       5,103,518
                                                                                   --------------
               Total investments in securities (cost: $177,108,532) (e)..........  $  172,179,522
                                                                                   ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 7.3% of net assets in foreign securities as of June 30, 2000.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 2000, which includes acquistion date and cost, is as follows:

                                                                        ACQUISTION
    SECURITY                                                               DATE          COST
    --------                                                            ----------  --------------
    CSFB Finance Company 144A Issue...................................   5/15/96    $   1,176,869
    Novartis AG 144A Issue............................................   12/24/96       2,784,272
    St. George Bank Capital Note 144A Issue...........................   6/12/97        3,401,227
                                                                                    -------------
                                                                                    $   7,362,368
                                                                                    =============
    *A 144A Issue represents a security which has not been registered with the Securities and
     Exchange Commission under the Securities Act of 1933.

(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(e) At June 30, 2000 the cost of securities for federal income tax purposes was $178,398,132. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..............................................  $      960,486
      Gross unrealized depreciation..............................................      (7,179,096)
                                                                                   --------------
      Net unrealized depreciation................................................  $   (6,218,610)
                                                                                   ==============

                                                          MONEY MARKET PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
COMMERCIAL PAPER (96.0%)
  BASIC MATERIALS (13.0%)
    Agriculture Products (5.1%)
$1,355,000   Archer-Daniels-Midland Company...................   6.258%  07/11/00  $  1,352,681
 6,015,000   Archer-Daniels-Midland Company...................   6.647%  08/02/00     5,980,152
                                                                                   ------------
                                                                                      7,332,833
                                                                                   ------------
    Chemicals (4.9%)
 1,000,000   E.I. Dupont De Nemours & Company.................   6.514%  07/07/00       998,930
 1,035,000   E.I. Dupont De Nemours & Company.................   5.959%  08/16/00     1,027,284
 2,000,000   E.I. Dupont De Nemours & Company.................   6.031%  09/28/00     1,971,013
 3,125,000   E.I. DuPont De Nemours & Company.................   5.793%  08/28/00     3,096,496
                                                                                   ------------
                                                                                      7,093,723
                                                                                   ------------
    Paper and Forest (3.0%)
 1,250,000   International Paper Company......................   6.875%  07/10/00     1,250,071
 3,030,000   Kimberly-Clark Corporation (c)...................   6.696%  08/22/00     3,001,368
                                                                                   ------------
                                                                                      4,251,439
                                                                                   ------------
  COMMUNICATION SERVICES (7.0%)
    Telephone (7.0%)
 4,000,000   AT&T Corporation.................................   6.838%  08/31/00     3,954,805
 3,225,000   AT&T Corporation.................................   6.875%  09/05/00     3,185,403
 3,000,000   Bellsouth Telecommunications, Inc................   6.642%  07/07/00     2,996,728
                                                                                   ------------
                                                                                     10,136,936
                                                                                   ------------
  CONSUMER CYCLICAL (7.8%)
    Hardware and Tools (1.7%)
 2,525,000   The Stanley Works................................   6.561%  07/05/00     2,523,186
                                                                                   ------------
    Publishing (3.7%)
 3,500,000   McGraw-Hill Companies, Inc.......................   6.302%  07/18/00     3,489,756
 1,800,000   McGraw-Hill Companies, Inc.......................   6.703%  08/23/00     1,782,648
                                                                                   ------------
                                                                                      5,272,404
                                                                                   ------------
    Retail (2.4%)
 3,535,000   Wal-Mart Stores, Inc. (c)........................   6.681%  07/13/00     3,527,253
                                                                                   ------------
  CONSUMER STAPLES (9.3%)
    Beverage (4.8%)
 3,415,000   The Coca-Cola Company............................   6.703%  07/25/00     3,400,014
 3,535,000   The Coca-Cola Company............................   6.672%  08/18/00     3,504,255
                                                                                   ------------
                                                                                      6,904,269
                                                                                   ------------
    Entertainment (1.9%)
 2,775,000   Walt Disney Company..............................   6.251%  10/13/00     2,726,443
                                                                                   ------------
    Food (2.6%)
 3,772,000   H.J. Heinz Company...............................   6.675%  08/01/00     3,750,738
                                                                                   ------------
  DEBENTURE (1.4%)
    Household Products (1.4%)
 2,000,000   Premark International, Inc.......................  10.500%  09/15/00     2,016,304
                                                                                   ------------
  FINANCIAL (21.4%)
    Auto Finance (7.0%)
 2,500,000   Ford Motor Credit Corporation....................   6.694%  08/04/00     2,484,509
 7,810,000   General Motors Acceptance Corporation............   6.142%  10/17/00     7,670,591
                                                                                   ------------
                                                                                     10,155,100
                                                                                   ------------

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
  FINANCIAL--CONTINUED
    Commercial Finance (5.5%)
$3,025,000   Bell Atlantic Network Funding Corporation........   6.672%  07/25/00  $  3,011,788
 4,885,000   G.E. Capital Corporation.........................   5.997%  07/19/00     4,870,596
                                                                                   ------------
                                                                                      7,882,384
                                                                                   ------------
    Consumer Finance (8.9%)
 6,080,000   American General Finance Corporation.............   6.682%  07/20/00     6,058,925
 1,295,000   Ciesco Limited Partnership.......................   6.661%  07/05/00     1,294,055
 5,500,000   Ciesco Limited Partnership.......................   6.853%  07/07/00     5,493,811
                                                                                   ------------
                                                                                     12,846,791
                                                                                   ------------
  HEALTH CARE (9.4%)
    Drugs (4.2%)
 1,000,000   Schering Plough Corporation......................   6.573%  08/01/00       994,448
 3,210,000   Schering Plough Corporation......................   6.782%  09/19/00     3,162,983
 2,000,000   Schering Plough Corporation......................   7.023%  11/14/00     1,948,998
                                                                                   ------------
                                                                                      6,106,429
                                                                                   ------------
    Health Care--Diversified (5.2%)
 7,600,000   Johnson & Johnson (c)............................   6.687%  08/01/00     7,557,082
                                                                                   ------------
  TECHNOLOGY (2.7%)
    Technology (2.7%)
 4,015,000   Motorola, Inc....................................   6.827%  09/18/00     3,956,539
                                                                                   ------------
  UTILITIES (24.0%)
    Electric Companies (13.8%)
 4,300,000   Alabama Power Company............................   6.650%  07/11/00     4,292,180
 3,000,000   Alabama Power Company............................   6.588%  07/24/00     2,987,465
 4,010,000   Baltimore Gas & Electric.........................   6.760%  07/13/00     4,001,108
 2,100,000   Florida Power Corporation........................   6.659%  07/17/00     2,093,888
 3,050,000   Florida Power Corporation........................   6.583%  07/28/00     3,035,063
 3,500,000   Potomac Electric Power Company...................   6.714%  08/01/00     3,480,154
                                                                                   ------------
                                                                                     19,889,858
                                                                                   ------------
    Natural Gas (4.9%)
 7,080,000   Laclede Gas Company..............................   6.749%  08/24/00     7,010,005
                                                                                   ------------
    Power Products--Industrial (5.3%)
 3,600,000   Midamerican Energy Company.......................   6.761%  07/11/00     3,593,344
 4,000,000   Midamerican Energy Company.......................   6.643%  07/12/00     3,992,008
                                                                                   ------------
                                                                                      7,585,352
                                                                                   ------------
             Total commercial paper (cost: $138,525,068).........................   138,525,068
                                                                                   ------------

MONEY MARKET FUND (3.9%)
 5,609,368   Provident Institutional Funds--TempFund Portfolio, current rate          5,609,368
              6.460%.............................................................
                                                                                   ------------
             Total short-term securities (cost: $5,609,368)......................     5,609,368
                                                                                   ------------
             Total investments in securities (cost: $144,134,436) (b)............  $144,134,436
                                                                                   ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 2000.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

                                                      ASSET ALLOCATION PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
COMMON STOCK (71.1%)
  BASIC MATERIALS (.3%)
    Chemicals (.3%)
     48,600   Pharmacia Corporation............................  $  2,512,012
                                                                 ------------
  CAPITAL GOODS (4.5%)
    Electrical Equipment (2.3%)
    301,656   General Electric Company.........................    15,987,768
     40,500   Solectron Corporation (b)........................     1,695,937
                                                                 ------------
                                                                   17,683,705
                                                                 ------------
    Manufacturing (1.4%)
     28,400   St. Joe Company..................................       852,000
    202,696   Tyco International Limited (c)...................     9,602,723
                                                                 ------------
                                                                   10,454,723
                                                                 ------------
    Office Equipment (.8%)
     90,100   Lexmark International Group, Inc. (b)............     6,059,225
                                                                 ------------
  COMMUNICATION SERVICES (2.9%)
    Cellular (.3%)
     45,700   Western Wireless Corporation (b).................     2,490,650
                                                                 ------------
    Telecommunication (2.3%)
     48,400   Alcatel (c)......................................     3,218,600
     36,200   Exodus Communications (b)........................     1,667,462
    144,255   MCI Worldcom, Inc. (b)...........................     6,617,698
     65,300   Qualcomm, Inc. (b)...............................     3,918,000
     41,400   Sprint Corporation...............................     2,111,400
                                                                 ------------
                                                                   17,533,160
                                                                 ------------
    Telephone (.3%)
     59,800   Nextlink Communications, Inc. (b)................     2,268,662
                                                                 ------------
  CONSUMER CYCLICAL (6.4%)
    Building Materials (.1%)
      6,800   DR Horton, Inc...................................        92,225
      3,100   Pulte Corporation................................        67,037
      9,000   Toll Brothers, Inc...............................       184,500
                                                                 ------------
                                                                      343,762
                                                                 ------------
    Lodging--Hotel (.5%)
     11,100   Extended Stay America, Inc. (b)..................       102,675
     41,900   Hilton Hotels....................................       392,812
     55,500   Host Marriott Corporation........................       520,312
     76,400   Starwood Hotels & Resorts Worldwide, Inc.........     2,468,675
                                                                 ------------
                                                                    3,484,474
                                                                 ------------
    Retail (3.6%)
    148,200   Family Dollar Stores.............................     2,899,162
    174,550   Home Depot, Inc..................................     8,716,591
     52,600   Kohls Corporation (b)............................     2,925,875
     24,900   Redback Networks, Inc. (b).......................     4,432,200
    140,300   Wal-Mart Stores, Inc.............................     8,084,787
                                                                 ------------
                                                                   27,058,615
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER CYCLICAL--CONTINUED
    Service (1.9%)
    144,608   Omnicom Group....................................  $ 12,879,150
     22,500   TMP Worldwide, Inc. (b)..........................     1,660,781
                                                                 ------------
                                                                   14,539,931
                                                                 ------------
  CONSUMER STAPLES (3.4%)
    Entertainment (1.0%)
     96,300   Time Warner, Inc.................................     7,318,800
                                                                 ------------
    Retail (1.4%)
    239,384   Safeway, Inc. (b)................................    10,802,203
                                                                 ------------
    Service (1.0%)
    141,300   Automatic Data Processing, Inc...................     7,568,381
                                                                 ------------
  ENERGY (2.6%)
    Oil (.2%)
     40,200   Diamond Offshore Drilling, Inc...................     1,412,025
                                                                 ------------
    Oil & Gas (2.4%)
    192,100   Baker Hughes, Inc................................     6,147,200
     83,500   Nabors Industries, Inc. (b)......................     3,470,469
     67,200   Schlumberger Limited.............................     5,014,800
     30,725   Veritas DGC, Inc. (b)............................     3,472,405
                                                                 ------------
                                                                   18,104,874
                                                                 ------------
  FINANCIAL (5.5%)
    Investment Bankers/Brokers (.7%)
      2,088   Frontline Capital Group (b)......................        44,500
    166,050   The Charles Schwab Corporation...................     5,583,431
                                                                 ------------
                                                                    5,627,931
                                                                 ------------
    Real Estate (.2%)
     87,000   Catellus Development Corporation (b).............     1,305,000
     11,600   Newhall Land & Farming Company...................       307,400
                                                                 ------------
                                                                    1,612,400
                                                                 ------------
    Real Estate Investment Trust (4.6%)
     65,000   AMB Property Corporation.........................     1,482,812
     44,600   Apartment Investment & Management Company........     1,928,950
     32,800   Archstone Communities Trust......................       690,850
     47,500   Arden Realty, Inc................................     1,116,250
     40,300   Avalonbay Communities, Inc.......................     1,682,525
     13,200   Boston Properties, Inc...........................       509,850
     18,500   Camden Property Trust............................       543,438
     46,200   Carramerica Realty Corporation...................     1,224,300
     35,500   CBL & Associates Properties, Inc.................       885,281
     28,300   Developers Diversified Realty Corporation........       422,731
     17,700   Duke Realty LP...................................       396,038
     41,300   Equity Office Properties Trust...................     1,138,331
     20,100   Equity Residential Properties Trust..............       924,600
      8,000   Essex Property Trust, Inc........................       336,000
     19,700   Felcor Suite Hotels, Inc.........................       364,450

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  FINANCIAL--CONTINUED
     48,100   Franchise Finance Corporation of America.........  $  1,106,300
     38,300   General Growth Properties, Inc...................     1,216,025
     26,800   Golf Trust Of America, Inc.......................       425,450
     47,000   Highwoods Properties, Inc........................     1,128,000
      7,700   Home Properties New York, Inc....................       231,000
     69,200   Innkeepers USA Trust.............................       631,450
      5,900   Istar Financial, Inc.............................       123,531
     28,600   Kilroy Realty Corporation........................       741,813
     24,100   Kimco Realty Corporation.........................       988,100
     57,620   Koger Equity, Inc................................       972,338
      6,200   Lennar Corporation...............................       125,550
     41,500   Liberty Property Trust...........................     1,076,406
     14,300   Macerich Company.................................       315,494
     18,500   Mack-Cali Realty Corporation.....................       475,219
     18,700   Meristar Hospitality Corporation.................       392,700
     24,300   Mills Corporation................................       457,144
     42,900   Pacific Gulf Properties, Inc.....................     1,075,181
     34,800   Pan Pacific Retail Properties, Inc...............       700,350
     29,300   Parkway Properties, Inc..........................       893,650
     49,800   Philips International Realty Corporation.........       865,275
      8,800   Post Properties, Inc.............................       387,200
     53,800   Prologis Trust...................................     1,146,613
     38,364   Public Storage, Inc..............................       899,156
     26,100   Reckson Associates Realty Corporation............       619,875
      7,379   Reckson Associates Realty Corporation, Class B...       187,703
     49,900   Simon Property Group, Inc........................     1,107,156
     13,300   Spieker Properties, Inc..........................       628,425
     18,700   Summit Properties, Inc...........................       392,700
     48,700   Trammell Crow Company (b)........................       523,525
     62,600   Trizec Hahn Corporation (c)......................     1,118,975
     47,000   Winston Hotels, Inc..............................       352,500
                                                                 ------------
                                                                   34,951,210
                                                                 ------------
  HEALTH CARE (12.0%)
    Biotechnology (3.3%)
     80,400   Amgen, Inc. (b)..................................     5,648,100
     54,200   Genentech, Inc. (b)..............................     9,322,400
      9,100   Human Genome Sciences, Inc. (b)..................     1,213,713
     25,600   Immunex Corporation (b)..........................     1,265,600
     10,200   Millennium Pharmaceuticals, Inc. (b).............     1,141,125
     96,700   PE Corporation--PE Biosystems Group..............     6,370,113
                                                                 ------------
                                                                   24,961,051
                                                                 ------------
    Drugs (7.0%)
     57,400   Bristol-Myers Squibb Company.....................     3,343,550
     83,300   Eli Lilly & Company..............................     8,319,588
    100,500   Merck & Company, Inc.............................     7,700,813
    628,625   Pfizer, Inc......................................    30,174,000
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  HEALTH CARE--CONTINUED
     69,200   Schering Plough Corporation......................  $  3,494,600
                                                                 ------------
                                                                   53,032,551
                                                                 ------------
    Medical Products/Supplies (1.7%)
    150,200   Guidant Corporation (b)..........................     7,434,900
    115,200   Medtronic, Inc...................................     5,738,400
                                                                 ------------
                                                                   13,173,300
                                                                 ------------
  TECHNOLOGY (43.3%)
    241,900   America Online, Inc. (b).........................    12,760,225
     38,600   Applied Materials, Inc. (b)......................     3,498,125
     58,400   BEA Systems, Inc. (b)............................     2,887,150
    493,500   Cisco Systems, Inc. (b)..........................    31,368,094
     96,100   Comverse Technology, Inc. (b)....................     8,937,300
    367,800   Dell Computer Corporation (b)....................    18,137,138
     40,600   eBay, Inc........................................     2,205,087
    189,000   EMC Corporation (b)..............................    14,541,188
     47,100   Flextronics International, Ltd. (b)(c)...........     3,235,181
    118,400   Gateway, Inc. (b)................................     6,719,200
     22,400   Gemstar International Group, Ltd. (b)............     1,376,550
    228,100   Intel Corporation................................    30,494,119
     36,000   International Business Machines Corporation......     3,944,250
     70,300   JDS Uniphase Corporation (b).....................     8,427,213
     22,000   Juniper Networks, Inc. (b).......................     3,202,375
    229,700   Lam Research Corporation (b).....................     8,613,750
    160,300   Lucent Technologies, Inc.........................     9,497,775
    105,000   McLeodUSA, Inc. (b)..............................     2,172,188
    156,000   Microsoft (b)....................................    12,480,000
    196,800   Nokia Oyj (c)....................................     9,827,700
     31,000   Nortel Networks Corporation (c)..................     2,115,750
    152,200   Oracle Systems (b)...............................    12,794,313
      8,600   RF Micro Devices, Inc. (b).......................       753,575
    133,600   Sun Microsystems, Inc. (b).......................    12,149,250
     23,000   Sycamore Networks, Inc. (b)......................     2,538,625
    220,000   Texas Instruments, Inc...........................    15,111,250
     29,957   Verisign, Inc. (b)...............................     5,287,411
     29,200   Xilinx, Inc. (b).................................     2,410,825
     19,500   Yahoo!, Inc. (b).................................     2,415,563
                                                                 ------------
                                                                  249,901,170
                                                                 ------------
  UTILITIES (.7%)
    Electric Companies (.7%)
    107,800   AES Corporation (b)..............................     4,918,375
                                                                 ------------
Total common stock
 (cost: $345,096,026)..........................................   537,813,190
                                                                 ------------

PREFERRED STOCK (1.2%)
  FINANCIAL (1.2%)
    Real Estate Investment Trust (1.2%)
    102,000   Duke Realty Investments, Inc.--7.99%.............     4,083,193
     47,000   Nationwide Health Properties, Inc.--7.68%........     2,808,250
     50,000   Prologis Trust--8.54%............................     2,131,250
                                                                 ------------
Total preferred stock
 (cost: $12,069,385)...........................................     9,022,693
                                                                 ------------

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
LONG-TERM DEBT SECURITIES (25.5%)
  GOVERNMENT OBLIGATIONS (14.3%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.5%)
$   878,635   .................................................  6.500%  12/01/23  $    830,373
  1,390,929   .................................................  6.500%  02/01/29     1,313,887
    486,416   .................................................  7.000%  01/01/15       477,798
  2,500,000   .................................................  7.500%  06/01/30     2,466,230
  2,000,000   .................................................  7.500%  07/01/30     1,972,984
  1,750,000   (f)..............................................  7.500%  01/01/30     1,725,391
  2,650,000   (f)..............................................  7.500%  01/01/30     2,612,736
                                                                                   ------------
                                                                                     11,399,399
                                                                                   ------------
    Federal National Mortgage Association (FNMA) (4.0%)
    925,487   .................................................  6.000%  09/01/28       848,254
  5,200,000   .................................................  6.500%  08/15/04     5,099,151
  2,817,720   .................................................  6.500%  10/01/28     2,664,084
  4,000,000   .................................................  7.000%  03/15/10     3,966,300
    957,911   .................................................  6.000%  01/01/29       877,971
    584,271   .................................................  6.000%  02/01/29       535,513
    704,827   .................................................  6.000%  05/01/29       645,278
  2,780,294   .................................................  6.500%  09/01/14     2,681,468
  1,292,916   .................................................  6.500%  11/01/28     1,220,001
    819,323   .................................................  6.500%  12/01/28       773,117
  2,354,438   .................................................  6.500%  02/01/29     2,226,062
  1,353,798   .................................................  6.500%  02/01/29     1,277,449
  1,864,434   .................................................  7.000%  03/01/15     1,828,931
    471,111   .................................................  7.000%  08/01/29       454,833
  2,927,205   .................................................  7.000%  10/01/29     2,826,065
  2,500,000   .................................................  7.125%  02/15/05     2,508,660
                                                                                   ------------
                                                                                     30,433,137
                                                                                   ------------
    Government National Mortgage Association (GNMA) (3.2%)
    565,243   .................................................  7.500%  06/15/28       561,852
    832,737   .................................................  6.000%  08/15/28       767,431
  2,972,034   .................................................  6.500%  04/15/29     2,820,704
  2,876,554   .................................................  7.000%  05/15/26     2,802,190
    869,423   .................................................  7.000%  06/15/28       845,801
  1,746,995   .................................................  7.000%  07/15/28     1,699,531
  1,746,774   .................................................  7.000%  12/15/28     1,699,316
  2,349,946   .................................................  7.000%  01/15/29     2,285,628
    463,349   .................................................  7.000%  01/15/29       450,667
  1,252,112   .................................................  7.000%  01/15/29     1,217,842
    310,943   .................................................  7.000%  01/15/29       302,432
  2,850,697   .................................................  7.000%  02/15/29     2,772,673
  1,000,104   .................................................  7.000%  05/15/29       972,731
     64,195   .................................................  7.500%  06/20/02        63,874
     33,075   .................................................  7.500%  07/20/02        32,910
    330,225   .................................................  7.500%  05/15/24       329,145
  1,821,641   .................................................  7.500%  09/15/28     1,810,711
  1,370,457   .................................................  7.500%  10/15/28     1,362,234
  1,427,973   .................................................  7.500%  09/15/29     1,418,829
                                                                                   ------------
                                                                                     24,216,501
                                                                                   ------------
    Other Government Obligations (.8%)
  6,000,000   Government of Canada.............................  6.375%  11/30/04     5,852,262
                                                                                   ------------
    State and Local Government Obligations (.1%)
    970,000   Wyoming Community Development....................  6.850%  06/01/10       941,734
                                                                                   ------------
    U.S. Treasury (4.7%)
  9,250,000   Bond.............................................  5.250%  02/15/29     8,206,489
  1,500,000   Bond.............................................  5.875%  11/15/04     1,477,500
  9,300,000   Bond.............................................  6.000%  02/15/26     9,090,750
  3,050,000   Bond.............................................  6.125%  08/15/29     3,082,406

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$ 1,800,000   Bond.............................................  6.250%  05/15/30  $  1,889,438
  1,250,000   Bond.............................................  6.500%  02/15/10     1,292,579
  6,950,000   Note.............................................  6.625%  05/31/02     6,976,062
  5,000,000   Strip (h)........................................  6.711%  11/15/04     3,800,695
                                                                                   ------------
                                                                                     35,815,919
                                                                                   ------------
              Total government obligations (cost: $101,985,538)..................   108,658,952
                                                                                   ------------
  CORPORATE OBLIGATIONS (11.2%)
    BASIC MATERIALS (1.2%)
      Chemicals (1.2%)
  4,000,000   IMC Global, Inc..................................  6.625%  10/15/01     3,933,752
  5,011,690   Novartis AG 144A Issue (d).......................  7.240%  01/02/16     4,890,908
                                                                                   ------------
                                                                                      8,824,660
                                                                                   ------------
    CAPITAL GOODS (1.2%)
      Aerospace/Defense (.6%)
  4,250,000   United Technologies Corporation..................  6.625%  11/15/04     4,157,044
                                                                                   ------------
      Containers--Metal/Glass (.6%)
  4,500,000   Crown Cork & Seal Company, Inc...................  7.125%  09/01/02     4,296,640
                                                                                   ------------
    COMMUNICATION SERVICES (.5%)
      Telephone (.5%)
  4,000,000   GTE Corporation..................................  9.100%  06/01/03     4,153,964
                                                                                   ------------
    CONSUMER CYCLICAL (.4%)
      Auto (.4%)
  4,000,000   Federal Mogul Corporation........................  7.500%  07/01/04     3,092,888
                                                                                   ------------
    CONSUMER STAPLES (.3%)
      Household Products (.3%)
  2,500,000   Procter & Gamble Company.........................  6.600%  12/15/04     2,456,552
                                                                                   ------------
    FINANCIAL (6.3%)
      Auto Finance (.6%)
  4,250,000   Ford Motor Credit Corporation....................  7.500%  03/15/05     4,226,719
                                                                                   ------------
      Banks (.5%)
  4,000,000   St. George Bank 144A Issue (d)...................  8.485%  12/31/49     3,575,680
                                                                                   ------------
      Commercial Backed (.3%)
  2,500,000   1345 Funding LLC 144A Issue (e)..................  7.459%  05/25/11     2,521,075
                                                                                   ------------
      Commercial Mortgage-Backed Securities (2.1%)
         --   Asset Securitization Corporation (d)(g)..........  9.419%  08/13/29     2,001,804
  1,747,423   Chase Mortgage Finance Corporation...............  6.750%  02/25/25     1,651,804
  1,245,288   Citicorp Mortgage Securities, Inc................  6.500%  10/25/23     1,164,375
  2,000,000   First Union Corporation..........................  6.650%  12/18/07     1,909,304
  1,000,000   Nomura Asset Securites Corporation...............  7.428%  04/13/36       997,244
  2,600,000   Nomura Asset Securites Corporation...............  7.919%  04/13/36     2,584,410
  3,082,604   Park Avenue Finance Corporation 144A                                    3,075,823
               Issue (d).......................................  7.580%  05/12/07
  2,562,200   Rosewood Care Centers Capital Funding............  7.250%  11/01/13     2,594,509
                                                                                   ------------
                                                                                     15,979,273
                                                                                   ------------
      Insurance (.2%)
  3,500,000   Conseco Financing Trust II.......................  8.700%  11/15/26     1,470,000
                                                                                   ------------
      Investment Bankers/Brokers (.4%)
  3,000,000   Morgan Stanley Dean Witter & Company.............  7.750%  06/15/05     3,015,642
                                                                                   ------------
      Mortgage Revenue Bonds (.1%)
  1,090,924   American Housing Trust...........................  8.125%  06/25/18     1,099,455
                                                                                   ------------
      Real Estate Investment Trust (.2%)
  1,500,000   Archstone Community Trust........................  7.500%  02/15/14     1,383,912
                                                                                   ------------
      Savings and Loans (.2%)
  1,700,000   Bank United Corporation..........................  8.875%  05/01/07     1,519,605
                                                                                   ------------

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
  CORPORATE OBLIGATIONS--CONTINUED
      Whole Loan Mortgage-Backed (1.7%)
$   809,188   Banco Hipotecario Nacional 144A Issue (d)........  7.916%  07/25/09  $    752,545
  3,544,548   Banco Hipotecario Nacional 144A Issue (d)........  8.000%  03/31/11     3,297,537
    983,437   Paine Webber Mortgage Acceptance Corporation.....  6.935%  02/25/24       919,887
  5,407,884   Prudential Home Mortgage Securities..............  6.500%  10/25/23     5,149,495
  2,697,680   Residential Funding Mortgage Securities..........  7.000%  10/25/23     2,579,737
                                                                                   ------------
                                                                                     12,699,201
                                                                                   ------------
    UTILITIES (1.3%)
      Electric Companies (.6%)
  5,000,000   Georgia Power Company............................  5.500%  12/01/05     4,558,830
                                                                                   ------------
      Natural Gas (.7%)
  5,715,000   Enron Corporation................................  6.725%  11/17/08     5,266,058
                                                                                   ------------
              Total corporate obligations (cost: $97,013,205)....................    84,297,198
                                                                                   ------------
              Total long-term debt securities (cost: $198,998,743)...............   192,956,150
                                                                                   ------------

SHORT-TERM SECURITIES (3.4%)
 25,908,093   Provident Institutional Funds--TempFund Portfolio, current rate        25,908,093
               6.460%............................................................
                                                                                   ------------
              Total short-term securities (cost: $25,908,093)....................    25,908,093
                                                                                   ------------
              Total investments in securities (cost: $582,072,247) (i)...........  $765,700,126
                                                                                   ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.8% of net assets in foreign securities as of June 30, 2000.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 2000, which includes acquisition date and cost, is as follows:

                                                                       ACQUISITION
    SECURITY                                                              DATE         COST
    --------                                                           -----------  -----------
    Asset Securitization Corporation.................................   10/23/99    $ 1,999,290
    Banco Hipotecario Nacional 144A Issue*...........................    various        734,338
    Banco Hipotecario Nacional 144A Issue*...........................    3/7/00       3,320,799
    Novartis AG 144A Issue*..........................................    various      5,046,264
    Park Avenue Finance Corporation 144A Issue*......................    6/21/00      3,064,301
    St. George Bank Capital Note 144A Issue*.........................    6/12/97      4,000,000
                                                                                    -----------
                                                                                    $18,164,992
                                                                                    ===========
    *A 144A Issue represents a security which has not been registered with the Securities and
     Exchange Commission under the Securities Act of 1933.

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) At June 30, 2000 the total cost of investments issued on a when-issued or forward commitment basis is $4,340,320.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(i) At June 30, 2000 the cost of securities for federal income tax purposes was $589,613,756. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation.............................................   $202,757,511
      Gross unrealized depreciation.............................................    (26,671,141)
                                                                                   ------------
      Net unrealized appreciation...............................................   $176,086,370
                                                                                   ============

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
LONG-TERM DEBT SECURITIES (97.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (18.2%)
    Federal Home Loan Mortgage Corporation (FHLMC) (2.4%)
$ 1,319,383   .................................................   6.500%  12/01/23  $   1,246,912
  2,200,000   .................................................   7.000%  01/01/30      2,124,375
                                                                                    -------------
                                                                                        3,371,287
                                                                                    -------------
    Federal National Mortgage Association (FNMA) (6.9%)
    296,682   .................................................   6.500%  02/01/17        280,834
    860,258   .................................................   6.500%  03/01/17        814,102
  1,340,274   .................................................   6.500%  05/01/28      1,264,687
  1,430,583   .................................................   6.500%  09/01/28      1,349,904
  1,334,867   .................................................   6.500%  09/01/28      1,259,586
  1,251,815   .................................................   6.500%  07/01/29      1,180,696
  1,215,598   .................................................   6.500%  08/01/29      1,146,536
    575,795   .................................................   6.500%  09/01/29        543,082
  1,740,086   .................................................   7.000%  02/01/29      1,686,274
      7,106   .................................................   8.000%  05/01/22          7,173
                                                                                    -------------
                                                                                        9,532,874
                                                                                    -------------
    Government National Mortgage Association (GNMA) (7.9%)
  1,842,492   .................................................   4.000%  10/20/25      1,683,336
  1,138,447   .................................................   6.500%  03/15/29      1,080,480
  1,735,590   .................................................   7.000%  03/15/29      1,688,087
    983,498   .................................................   7.000%  04/15/29        956,579
  2,977,951   .................................................   7.500%  09/01/29      2,958,881
  2,679,235   .................................................   7.500%  12/15/29      2,662,077
      1,819   .................................................   8.500%  03/15/22          1,870
                                                                                    -------------
                                                                                       11,031,310
                                                                                    -------------
    Vendee Administration (Vendee) (.9%)
  1,255,237   Vendee Mortgage Trust Participation Certificates                          1,271,122
               (b).............................................   7.793%  02/15/25
                                                                                    -------------
              Total U.S. government and agencies obligations (cost:
               $51,619,634).......................................................     25,206,593
                                                                                    -------------
  CORPORATE OBLIGATIONS (.7%)
  1,000,000   Archstone Community Trust........................   7.500%  02/15/14        922,608
                                                                                    -------------
              Total corporate obligations (cost: $1,000,000)......................        922,608
                                                                                    -------------
  OTHER MORTGAGE-BACKED SECURITIES (78.6%)
    Asset Backed (3.9%)
  3,750,000   Fortress CBO Investments I, Limited 144A Issue                            3,439,800
               (c).............................................   7.850%  07/25/38
  2,000,000   Team Fleet Financing 144A Issue (d)..............   7.800%  05/15/03      1,999,360
                                                                                    -------------
                                                                                        5,439,160
                                                                                    -------------
    Commercial Mortgage-Backed Securities (13.9%)
  1,450,000   1345 Funding LLC.................................   7.459%  05/25/11      1,462,223
  1,275,000   Covance, Inc.....................................   6.250%  12/01/22      1,250,019
  2,678,784   New York Dorm Authority (c)......................   7.750%  04/01/28      2,650,470
     67,987   Rosewood Care Centers Capital Funding............   7.250%  01/11/13         69,590
  1,508,464   Nomura Asset Securities Corporation..............   7.919%  04/13/36      1,491,006
         --   Asset Securitization Corporation (c).............   9.419%  08/13/29      1,655,281
  1,724,400   Pleasant Hill California.........................   7.950%  09/20/15      1,684,844
         --   Asset Securitization Corporation (c).............   9.419%  08/13/29      1,922,132
  3,299,399   Nomura Asset Securities Corporation..............   7.428%  04/13/36      3,241,043
  3,881,544   Structured Mult Asset Receivable Trust...........   8.910%  06/15/14      3,755,684
                                                                                    -------------
                                                                                        4,112,693
                                                                                    -------------
                                                                                       19,182,292
                                                                                    -------------
    Mortgage Revenue Bonds (5.0%)
    326,283   Black Diamond Mortgage Trust 144A Issue (d)(c)...   6.779%  01/29/13        306,145
  2,745,448   Chase Mortgage Finance Corporation 144A Issue....   6.627%  03/28/25      2,561,476
  1,525,249   Chase Mortgage Finance Corporation 144A Issue....   6.627%  03/28/25      1,423,042

              See accompanying notes to investments in securities.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$ 2,077,421   Metropolitan Asset Funding 144A Issue............   7.130%  06/20/12  $   1,992,122
    660,600   Wyoming Community Development....................   6.850%  06/01/10        641,350
                                                                                    -------------
                                                                                        6,924,135
                                                                                    -------------
    Whole Loan Mortgage-Backed (55.9%)
  2,640,593   Banco Hipotecario Nacional 144A Issue (c)........   7.540%  05/31/17      2,402,940
  1,467,662   Banco Hipotecario Nacional 144A Issue (c)(f).....   7.916%  07/25/09      1,364,926
     54,426   Bank of America Corporation......................   8.375%  05/01/07         54,178
  3,236,835   Bear Stearns Companys, Inc.......................   6.350%  11/30/13      2,898,941
  3,110,929   Bear Stearns Mortgage Securities, Inc............   6.750%  04/30/30      2,928,970
  1,248,580   Bear Stearns Mortgage Secutities, Inc............   8.000%  11/25/29      1,223,996
  1,456,191   Black Diamond Capital Management LLC 144A Issue                           1,343,563
               (c).............................................   6.779%  01/29/13
    799,308   Black Diamond Capital Management LLC 144A Issue                             637,323
               (c).............................................   6.779%  01/29/13
  1,207,878   Chase Mortgage Finanace Corporation 144A Issue...   6.627%  03/28/25      1,096,246
  2,678,349   Chase Mortgage Finance Corporation 144A Issue                             2,479,146
               (d).............................................   6.750%  03/25/25
  1,117,427   Chase Mortgage Finance Corporation 144A Issue (d)                         1,017,557
               (c).............................................   6.963%  08/28/24
  2,211,699   Citicorp Mortgage Securities, Inc................   6.750%  08/25/28      1,918,118
  1,229,627   Countrywide Funding..............................   6.625%  02/25/24      1,136,372
  1,305,091   Countrywide Funding..............................   6.625%  02/25/24      1,168,017
  1,277,544   Countrywide Funding Corporation..................   7.000%  06/25/24      1,171,470
  1,951,953   Countrywide Funding Corporation..................   7.250%  02/25/28      1,828,746
    682,973   Countrywide Home Loans 144A Issue................   7.500%  03/25/27        576,661
  2,850,000   CSFB Finance Company 144A Issue (c)..............  10.000%  11/15/05      2,465,250
    930,742   CSFB Mortgage Securities 144A Issue..............   7.756%  05/30/23        874,897
    829,723   Fbs Mortgage Corporation.........................   7.280%  06/25/23        759,197
    119,829   First Bank Systems...............................   2.122%  03/25/08        101,064
    803,022   First Union Corporation..........................   6.991%  09/25/26        749,988
  1,054,955   GE Capital Mortgage Services, Inc................   6.500%  09/25/23        962,976
  1,804,632   GE Capital Mortgage Services, Inc................   7.000%  03/25/26      1,712,487
    924,658   GE Capital Mortgage Services 144A Issue (d)......   6.000%  10/25/08        877,556
    953,642   GE Capital Mortgage Services 144A Issue (d)                                 909,393
               (c).............................................   6.000%  11/25/08
  2,538,553   GE Capital Mortgage Services 144A Issue (d)......   6.500%  04/25/24      2,330,061
  2,007,065   GE Capital Mortgage Services, Inc. 144A Issue                             1,882,025
               (d).............................................   6.500%  04/25/24
  1,774,368   GE Capital Mortgage Services, Inc. 144A Issue                             1,614,675
               (d).............................................   6.500%  05/25/24
  1,043,389   International Capital Markets 144A Issue (c).....   8.250%  09/01/15      1,043,389
  1,467,810   Lehman Structured Securities 144A Issue (d)......   6.580%  04/28/24      1,366,384
  3,285,624   Metropolitan Asset Funding 144A Issue (d)........   6.980%  05/20/12      3,182,817
  2,007,570   Morgan Stanley Capital 144A Issue................   6.974%  06/29/26      1,831,044
  3,102,074   Morgan Stanley Capital 144A Issue................   6.975%  06/29/26      2,903,262
  1,450,002   Paine Webber Mortgage Acceptance Corporation.....   6.750%  01/25/24      1,330,812
    578,116   Paine Webber Mortgage Acceptance Corporation.....   8.125%  07/25/09        565,779
  4,250,000   Park Avenue Finance Corporation 144A Issue.......   7.680%  05/12/07      4,231,810
  1,662,759   Prudential Home Mortgage.........................   6.050%  04/25/24      1,522,938
  3,321,986   Prudential Home Mortgage.........................   6.500%  10/25/23      3,163,261
    287,410   Prudential Home Mortgage.........................   8.000%  09/25/22        287,262
    255,272   Prudential Home Mortgage 144A Issue (d)..........   7.500%  08/25/07        254,823
    831,580   Prudential Home Mortgage 144A Issue (d)..........   7.900%  04/28/22        828,603
  2,498,219   Prudential Home Mortgage 144A Issue (d)..........   7.900%  04/28/22      2,434,215
  1,264,948   Prudential Home Mortgage 144A Issue (d)..........   8.000%  06/25/22      1,239,056
  1,138,482   Prudential Home Mortgage Securities 144A Issue                            1,043,681
               (c).............................................   6.311%  08/28/09
    900,677   Prudential Home Mortgage Securities 144A Issue                              808,358
               (d).............................................   7.250%  09/25/25
  1,383,131   Prudential Home Mortgage Securities 144A Issue                            1,222,577
               (d).............................................   7.339%  09/28/24
    891,702   Residential Funding Mortgage Securities..........   6.500%  12/25/12        841,624
  2,912,518   Residential Funding Mortgage Securities..........   7.000%  09/25/23      2,788,795
    969,025   Residential Funding Mortgage Securities..........   7.000%  10/25/23        927,318
  3,636,312   Securitized Asset Sales, Inc. 144A Issue.........   6.808%  11/28/23      3,304,026
      6,985   Tryon Mortgage Funding Corporation...............   7.750%  12/20/09          6,991
                                                                                    -------------
                                                                                       77,615,564
                                                                                    -------------
              Total other mortgage-backed securities (cost: $114,895,152).........     85,781,965
                                                                                    -------------
              Total long-term debt securities (cost: $138,990,440)................    135,290,352
                                                                                    -------------

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
SHARES                                                                                  VALUE(A)
------                                                                               --------------
PREFERRED STOCK (1.1%)
  FINANCIAL (1.1%)
    Real Estate Investment Trust (1.1%)
     39,000  Duke Realty Investment, Inc. 7.99%....................................  $   1,561,221
                                                                                     -------------
             Total preferred stock (cost: $1,958,360)..............................      1,561,221
                                                                                     -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.1%)
$ 1,493,091  Provident Institutional Funds--TempFund Portfolio, current rate             1,493,091
              6.460%..............................................................
                                                                                    --------------
             Total short-term securities (cost: $1,493,091).......................       1,493,091
                                                                                    --------------
             Total investments in securities (cost: $142,441,891) (g).............  $  138,344,664
                                                                                    ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 2000.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 2000, which includes acquisition date and cost, is as follows:

                                                                        ACQUISITION
    SECURITY                                                               DATE           COST
    --------                                                            -----------  --------------
    Asset Securitization Corporation..................................   11/05/98    $   1,964,948
    Asset Securitization Corporation 144A Issue*......................    various        1,784,873
    Banco Hipotecario Nacional 144A Issue*............................    various        3,604,951
    CSFB Finance Company 144A Issue*..................................   06/28/95        2,833,875
    Fortress CBO Investments I, Limited 144A Issue*...................   12/09/99        3,430,078
    GE Capital Mortgage Services 144A Issue*..........................   01/27/98        1,004,988
    International Capital Markets 144A Issue*.........................    various        1,035,583
    New York Dorm Authority...........................................    05/2/98        2,761,241
    Prudential Home Mortgage 144A Issue*..............................   05/29/98        1,139,708
    Black Diamond Capital Management..................................    various        2,291,133
    Chase Mortgage....................................................    6/16/97        1,071,270
                                                                                     -------------
                                                                                     $  22,922,648
                                                                                     =============
    *A 144A Issue represents a security which has not been registered with the Securities and
     Exchange Commission under the Securities Act of 1933.

(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 6.1% of net assets in foreign securities at June 30, 2000.
(g) At June 30, 2000 the cost of securities for federal income tax purposes was $142,831,456. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation...............................................  $      476,263
      Gross unrealized depreciation...............................................      (4,963,055)
                                                                                    --------------
      Net unrealized depreciation.................................................  $   (4,486,792)
                                                                                    ==============

                                                             INDEX 500 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
COMMON STOCK (99.0%)
  BASIC MATERIALS (2.7%)
    Agriculture Products ( -- )
    30,833   Archer-Daniels-Midland Company...................  $     302,549
                                                                -------------
    Aluminum (.3%)
    11,228   Alcan Aluminum, Ltd. (c).........................        348,068
    44,242   Alcoa, Inc.......................................      1,283,018
                                                                -------------
                                                                    1,631,086
                                                                -------------
    Chemicals (1.5%)
    11,753   Air Products & Chemicals, Inc....................        362,139
    34,616   Dow Chemical Company.............................      1,044,971
    53,627   E.I. DuPont de Nemours & Company.................      2,346,181
     3,953   Eastman Chemical Company.........................        188,756
     6,663   Ecolab, Inc......................................        260,273
     6,497   Engelhard Corporation............................        110,855
     1,600   FMC Corporation (b)..............................         92,800
     2,800   Great Lakes Chemical Corporation.................         88,200
     5,449   Hercules, Inc....................................         76,627
     5,275   International Flavors & Fragrances, Inc..........        159,239
    64,995   Pharmacia Corporation............................      3,359,429
     8,971   PPG Industries, Inc..............................        397,527
     8,096   Praxair, Inc.....................................        303,094
    11,114   Rohm & Haas Company..............................        383,433
     4,393   Sigma-Aldrich Corporation........................        128,495
     6,887   Union Carbide Corporation........................        340,906
     3,379   W.R. Grace & Company (b).........................         40,970
                                                                -------------
                                                                    9,683,895
                                                                -------------
    Construction ( -- )
     5,122   Vulcan Materials Company.........................        218,645
                                                                -------------
    Iron and Steel (.1%)
     4,254   Allegheny Technologies, Inc......................         76,572
     6,745   Bethlehem Steel Corporation (b)..................         24,029
     4,352   Nucor Corporation................................        144,432
     4,513   USX-U.S. Steel Group.............................         83,773
     4,357   Worthington Industries, Inc......................         45,748
                                                                -------------
                                                                      374,554
                                                                -------------
    Mining (.2%)
    20,257   Barrick Gold Corporation (c).....................        368,424
     8,125   Freeport-McMoRan Copper & Gold, Inc. (b).........         75,156
    13,284   Homestake Mining Company.........................         91,327
     9,219   Inco, Ltd. (b)(c)................................        141,742
     8,547   Newmont Mining Corporation.......................        184,829
     4,026   Phelps Dodge Corporation.........................        149,717
    16,770   Placer Dome, Inc. (c)............................        160,363
                                                                -------------
                                                                    1,171,558
                                                                -------------
    Paper and Forest (.6%)
     2,730   Bemis Company, Inc...............................         91,796
     2,883   Boise Cascade Corporation........................         74,598
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  BASIC MATERIALS--CONTINUED
    10,493   Fort James Corporation...........................  $     242,651
     8,725   Georgia-Pacific Corporation......................        229,031
    24,736   International Paper Company......................        737,442
    28,449   Kimberly-Clark Corporation.......................      1,632,261
     5,250   Louisiana-Pacific Corporation....................         57,094
     5,257   Mead Corporation.................................        132,739
     1,411   Potlatch Corporation.............................         46,739
     2,702   Temple Inland, Inc...............................        113,484
     5,135   Westvaco Corporation.............................        127,412
    11,958   Weyerhaeuser Company.............................        514,194
     5,623   Willamette Industries, Inc.......................        153,227
                                                                -------------
                                                                    4,152,668
                                                                -------------
  CAPITAL GOODS (7.7%)
    Aerospace/Defense (1.1%)
     5,515   B.F. Goodrich Company............................        187,855
    46,450   Boeing Company...................................      1,942,191
    10,275   General Dynamics Corporation.....................        536,869
    40,869   Honeywell International, Inc.....................      1,376,774
    20,494   Lockheed Martin Corporation......................        508,507
     3,627   Northrop Grumman Corporation.....................        240,289
    17,393   Raytheon Company (c).............................        334,815
     9,590   Rockwell International Corporation...............        302,085
     7,364   Textron, Inc.....................................        399,957
    24,093   United Technologies Corporation..................      1,418,475
                                                                -------------
                                                                    7,247,817
                                                                -------------
    Containers-Metal/Glass ( -- )
     1,475   Ball Corporation.................................         47,477
     6,552   Crown Cork & Seal Company, Inc...................         98,280
     7,477   Owens-Illinois, Inc. (b).........................         87,387
                                                                -------------
                                                                      233,144
                                                                -------------
    Electrical Equipment (4.8%)
     9,899   American Power Conversion Corporation (b)........        404,003
     4,715   Cooper Industries, Inc...........................        153,532
    21,850   Emerson Electric Company.........................      1,319,194
   506,588   General Electric Company.........................     26,849,164
    10,036   Molex, Inc.......................................        482,982
     7,593   Sanmina Corporation (b)..........................        649,201
    30,529   Solectron Corporation (b)........................      1,278,402
     7,959   Thermo Electron Corporation (b)..................        167,636
                                                                -------------
                                                                   31,304,114
                                                                -------------
    Engineering/Construction (.1%)
    17,849   Caterpillar, Inc.................................        604,635
     3,868   Fluor Corporation................................        122,325
                                                                -------------
                                                                      726,960
                                                                -------------
    Machinery (.2%)
     1,100   Briggs & Stratton Corporation....................         37,675
    12,014   Deere & Company..................................        444,518

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CAPITAL GOODS--CONTINUED
    10,429   Dover Corporation................................  $     423,026
     8,238   Ingersoll Rand Company...........................        331,579
                                                                -------------
                                                                    1,236,798
                                                                -------------
    Manufacturing (1.2%)
     5,781   Avery Dennison Corporation.......................        388,050
    15,440   Illinois Tool Works, Inc.........................        880,080
     4,360   Johnson Controls, Inc............................        223,722
     2,363   Millipore Corporation............................        178,111
    20,267   Minnesota Mining and Manufacturing Company.......      1,672,027
     2,025   National Service Industries, Inc.................         39,487
     6,272   Pall Corporation.................................        116,032
     5,750   Parker Hannifin Corporation......................        196,937
     4,259   Sealed Air Corporation (b).......................        223,065
    86,434   Tyco International, Ltd. (c).....................      4,094,811
                                                                -------------
                                                                    8,012,322
                                                                -------------
    Metal Fabrication ( -- )
     3,025   Timken Company...................................         56,341
                                                                -------------
    Office Equipment (.2%)
     6,667   Lexmark International Group, Inc. (b)............        448,356
    13,245   Pitney Bowes, Inc................................        529,800
                                                                -------------
                                                                      978,156
                                                                -------------
    Trucks and Parts ( -- )
     2,061   Cummins Engine Company, Inc......................         56,162
     3,199   Navistar International Corporation (b)...........         99,369
     3,888   Paccar, Inc......................................        154,305
                                                                -------------
                                                                      309,836
                                                                -------------
    Waste Management (.1%)
     9,657   Allied Waste Industries (b)......................         96,570
    31,802   Waste Management, Inc............................        604,238
                                                                -------------
                                                                      700,808
                                                                -------------
  COMMUNICATION SERVICES (7.2%)
    Cellular (.4%)
    38,831   Nextel Communications, Inc.......................      2,375,972
                                                                -------------
    Telecommunication (2.4%)
    45,156   Global Crossing, Ltd. (b)(c).....................      1,188,167
   146,601   MCI Worldcom, Inc. (b)...........................      6,725,321
    37,945   Qualcomm, Inc. (b)...............................      2,276,700
    44,886   Sprint Corporation...............................      2,289,186
    46,863   Sprint Corporation PCS (b).......................      2,788,348
                                                                -------------
                                                                   15,267,722
                                                                -------------
    Telephone (4.4%)
    16,186   Alltel Corporation...............................      1,002,520
   192,143   AT&T Corporation (b).............................      6,076,521
    79,145   Bell Atlantic Corporation........................      4,021,555
    96,343   Bellsouth Corporation............................      4,106,620
     7,190   CenturyTel, Inc..................................        206,712
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  COMMUNICATION SERVICES--CONTINUED
    49,624   GTE Corporation..................................  $   3,089,094
   174,183   SBC Communications, Inc..........................      7,533,415
    30,275   US West, Inc. (b)................................      2,596,085
                                                                -------------
                                                                   28,632,522
                                                                -------------
  CONSUMER CYCLICAL (8.1%)
    Auto (1.1%)
     3,758   Cooper Tire & Rubber Company.....................         41,808
     7,734   Dana Corporation.................................        163,864
     7,230   Danaher Corporation..............................        357,433
    28,828   Delphi Automotive Systems Corporation............        419,808
     3,742   Eaton Corporation................................        250,714
    61,716   Ford Motor Company...............................      2,653,788
    27,395   General Motors Corporation.......................      1,590,622
     7,959   Goodyear Tire & Rubber Company...................        159,180
    15,496   Harley-Davidson, Inc.............................        596,596
     4,488   ITT Industries, Inc..............................        136,323
     2,950   Snap-On, Inc.....................................         78,544
     6,347   TRW, Inc.........................................        275,301
     6,656   Visteon Corporation..............................         80,704
                                                                -------------
                                                                    6,804,685
                                                                -------------
    Building Materials (.1%)
     1,975   Armstrong Holdings, Inc..........................         30,242
     2,999   Centex Corporation...............................         70,476
     3,025   Crane Company....................................         73,545
     2,375   Kaufman & Broad Home Corporation.................         47,055
    22,972   Masco Corporation................................        414,932
     2,760   Owens Corning....................................         25,530
     2,057   Pulte Corporation................................         44,483
                                                                -------------
                                                                      706,263
                                                                -------------
    Distribution Durables ( -- )
     8,980   Genuine Parts Company............................        179,600
                                                                -------------
    Hardware and Tools ( -- )
     4,334   Black & Decker Corporation.......................        170,380
     4,467   The Stanley Works................................        106,091
                                                                -------------
                                                                      276,471
                                                                -------------
    Houseware (.7%)
    14,123   Corning, Inc.....................................      3,811,445
    10,045   Leggett & Platt, Inc.............................        165,742
     4,007   Maytag Corporation...............................        147,758
     3,800   Whirlpool Corporation............................        177,175
                                                                -------------
                                                                    4,302,120
                                                                -------------
    Leisure (.1%)
     4,492   Brunswick Corporation............................         74,399
     8,813   Hasbro, Inc......................................        132,746
    21,762   Mattel, Inc......................................        286,986
                                                                -------------
                                                                      494,131
                                                                -------------

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER CYCLICAL--CONTINUED
    Lodging-Hotel (.1%)
    18,850   Hilton Hotels Corporation........................  $     176,719
    12,285   Marriott International, Inc......................        443,028
                                                                -------------
                                                                      619,747
                                                                -------------
    Photography/Imagery (.2%)
    15,862   Eastman Kodak Company............................        943,789
     2,224   Polaroid Corporation.............................         40,171
                                                                -------------
                                                                      983,960
                                                                -------------
    Publishing (.5%)
     4,600   Dow Jones and Company, Inc.......................        336,950
    13,646   Gannett Company, Inc.............................        816,201
     3,965   Knight-Ridder, Inc...............................        210,888
     9,936   McGraw-Hill Companies, Inc.......................        536,544
     2,584   Meredith Corporation.............................         87,210
     6,175   R.R. Donnelly & Sons Company.....................        139,323
     8,297   The Dun & Bradstreet Corporation.................        237,502
     8,739   The New York Times Company.......................        345,190
    15,778   Tribune Company..................................        552,230
                                                                -------------
                                                                    3,262,038
                                                                -------------
    Retail (4.8%)
     3,267   American Greetings Corporation...................         62,073
     6,812   Autozone, Inc. (b)...............................        149,864
     7,225   Bed Bath & Beyond, Inc. (b)......................        261,906
    10,470   Best Buy Company, Inc. (b).......................        662,227
    10,414   Circuit City Stores, Inc.........................        345,615
     5,575   Consolidated Stores Corporation (b)..............         66,900
    22,876   Costco Wholesale Corporation (b).................        754,908
    23,349   Target Corporation...............................      1,354,242
     4,775   Dillards, Inc....................................         58,494
    16,795   Dollar General Corporation.......................        327,503
    10,960   Federated Department Stores (b)..................        369,900
    43,569   Gap, Inc.........................................      1,361,531
     3,700   Harcourt General, Inc............................        201,187
   118,464   Home Depot, Inc..................................      5,915,796
    13,293   J.C. Penney Company..............................        245,090
    24,613   K Mart Corporation (b)...........................        167,676
    16,703   Kohl's Corporation (b)...........................        929,104
    21,998   Limited, Inc.....................................        475,707
    19,556   Lowe's Companies, Inc............................        803,018
    17,026   May Department Stores Company....................        408,624
    14,006   Nike, Inc........................................        557,614
     6,825   Nordstrom, Inc...................................        164,653
    16,181   Office Depot, Inc. (b)...........................        101,131
     2,825   Reebok International, Ltd. (b)...................         45,023
    18,027   Sears, Roebuck & Company.........................        588,131
    24,800   Staples, Inc. (b)................................        381,300
     9,590   Tandy Corporation................................        454,326
     8,358   The Sherwin-Williams Company.....................        177,085
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER CYCLICAL--CONTINUED
     3,774   Tiffany & Company................................  $     254,745
    15,284   TJX Companies, Inc...............................        286,575
    11,024   Toys "R" Us, Inc. (b)............................        160,537
   228,219   Wal-Mart Stores, Inc.............................     13,151,120
                                                                -------------
                                                                   31,243,605
                                                                -------------
    Service (.5%)
    36,920   Cendant Corporation (b)..........................        516,880
     7,819   Convergys Corporation (b)........................        405,611
     6,211   Harrah's Entertainment (b).......................        130,043
    15,449   Interpublic Group Companies, Inc.................        664,307
     9,162   Omnicom Group, Inc...............................        815,991
     5,799   Quintiles Transnational Corporation (b)..........         81,911
     6,558   Sabre Holdings Corporation (b)...................        186,903
     3,733   Young & Rubicam, Inc.............................        213,481
                                                                -------------
                                                                    3,015,127
                                                                -------------
    Textiles ( -- )
     2,775   Liz Clairborne, Inc..............................         97,819
     1,625   Russell Corporation..............................         32,500
       934   Springs Industries, Inc..........................         30,063
     5,865   V.F. Corporation.................................        139,660
                                                                -------------
                                                                      300,042
                                                                -------------
  CONSUMER STAPLES (10.0%)
    Beverage (2.2%)
    23,132   Anheuser-Busch Companies, Inc....................      1,727,671
     3,475   Brown-Forman Corporation (c).....................        186,781
    21,533   Coca-Cola Enterprises, Inc.......................        351,257
     1,924   Coors (Adolph) Company...........................        116,402
    73,787   PepsiCo, Inc.....................................      3,278,910
   126,736   The Coca-Cola Company............................      7,279,399
    22,347   The Seagram Company, Ltd. (c)....................      1,296,126
                                                                -------------
                                                                   14,236,546
                                                                -------------
    Broadcasting (.5%)
    17,354   Clear Channel Communications (b).................      1,301,550
    45,966   Comcast Corporation (b)..........................      1,861,623
                                                                -------------
                                                                    3,163,173
                                                                -------------
    Entertainment (2.3%)
    30,950   Carnival Corporation.............................        603,525
    67,372   Time Warner, Inc.................................      5,120,272
    78,087   Viacom, Inc. (b).................................      5,324,557
   106,393   Walt Disney Company..............................      4,129,378
                                                                -------------
                                                                   15,177,732
                                                                -------------
    Food (1.2%)
    14,058   BestFoods........................................        973,516
    21,634   Campbell Soup Company............................        630,090
    25,204   Conagra, Inc.....................................        480,451
    14,899   General Mills, Inc...............................        569,887
    18,036   H.J. Heinz Company...............................        789,075
     7,022   Hershey Foods Corporation........................        341,884
    20,755   Kellogg Company..................................        617,461

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER STAPLES--CONTINUED
     6,753   Quaker Oats Company..............................  $     507,319
    15,707   Ralston-Ralston Purina Group.....................        313,158
    44,525   Sara Lee Corporation.............................        859,889
    29,267   Unilever NV......................................      1,258,481
     5,876   Wm. Wrigley Jr. Company (c)......................        471,182
                                                                -------------
                                                                    7,812,393
                                                                -------------
    Food & Health (.1%)
    17,062   SYSCO Corporation................................        718,737
                                                                -------------
    Household Products (1.3%)
    12,045   Clorox Company...................................        539,767
    29,527   Colgate-Palmolive Company........................      1,767,929
    53,452   Gillette Company.................................      1,867,479
    13,621   Newell Rubbermaid, Inc...........................        350,741
     8,611   Pactiv Corporation (b)...........................         67,812
    66,970   Procter & Gamble Company.........................      3,834,032
     2,909   Tupperware Corporation...........................         63,998
                                                                -------------
                                                                    8,491,758
                                                                -------------
    Personal Care (.1%)
     2,800   Alberto-Culver Company...........................         85,575
    12,147   Avon Products....................................        540,541
                                                                -------------
                                                                      626,116
                                                                -------------
    Restaurants (.5%)
     6,288   Darden Restaurants, Inc..........................        102,180
    68,421   McDonalds Corporation............................      2,253,617
     9,426   Starbucks Corporation (b)........................        359,955
     7,481   Tricon Global Restaurants, Inc. (b)..............        211,338
     5,741   Wendy's International, Inc.......................        102,262
                                                                -------------
                                                                    3,029,352
                                                                -------------
    Retail (.9%)
    21,692   Albertson's, Inc.................................        721,259
    19,955   CVS Corporation..................................        798,200
     1,900   Great Atlantic & Pacific Tea Company.............         31,587
    42,755   Kroger Company (b)...............................        943,282
     1,953   Longs Drug Stores Corporation....................         42,478
    13,214   Rite Aid Corporation (b).........................         86,717
    25,418   Safeway, Inc. (b)................................      1,146,987
     6,652   Supervalu, Inc...................................        126,804
    51,607   Walgreen Company.................................      1,661,100
     7,328   Winn-Dixie Stores, Inc...........................        104,882
                                                                -------------
                                                                    5,663,296
                                                                -------------
    Service (.3%)
    32,116   Automatic Data Processing, Inc...................      1,720,213
     7,425   Ceridian Corporation (b).........................        178,664
     3,631   Deluxe Corporation...............................         85,555
                                                                -------------
                                                                    1,984,432
                                                                -------------
    Tobacco (.6%)
     8,064   Fortune Brands, Inc..............................        185,976
    16,658   Nabisco Group Holdings Corporation...............        432,067
   117,088   Philip Morris Companies, Inc.....................      3,110,150
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER STAPLES--CONTINUED
     8,230   UST, Inc.........................................  $     120,878
                                                                -------------
                                                                    3,849,071
                                                                -------------
  ENERGY (5.4%)
    Oil (4.1%)
     4,634   Amerada Hess Corporation.........................        286,149
    33,384   Chevron Corporation..............................      2,831,380
    31,967   Conoco, Inc......................................        785,189
   178,250   Exxon Mobile Corporation.........................     13,992,624
    18,875   Occidental Petroleum Corporation.................        397,555
    12,999   Phillips Petroleum Company.......................        658,887
   109,798   Royal Dutch Petroleum Company (c)................      6,759,439
    12,453   Unocal Corporation...............................        412,506
    15,918   USX-Marathon Group...............................        398,945
                                                                -------------
                                                                   26,522,674
                                                                -------------
    Oil & Gas (1.3%)
     6,556   Anadarko Petroleum Corporation...................        323,293
     5,855   Apache Corporation...............................        344,347
     3,607   Ashland, Inc.....................................        126,470
    16,883   Baker Hughes, Inc................................        540,256
    11,052   Burlington Resources, Inc........................        422,739
     1,425   Eastern Enterprises..............................         89,775
    22,731   Halliburton Company..............................      1,072,619
     4,884   Kerr-McGee Corporation...........................        287,851
     3,000   McDermott International, Inc.....................         26,437
     4,819   Rowan Companies, Inc. (b)........................        146,377
    29,139   Schlumberger, Ltd................................      2,174,498
     4,500   Sunoco, Inc......................................        132,469
    28,267   Texaco, Inc......................................      1,505,218
     7,412   Tosco Corporation................................        209,852
    10,809   Transocean Offshore, Inc.........................        577,606
    12,855   Union Pacific Resources Group....................        282,810
                                                                -------------
                                                                    8,262,617
                                                                -------------
  FINANCIAL (12.5%)
    Auto Finance (.2%)
    46,145   Fleet Boston Financial Corporation...............      1,568,930
                                                                -------------
    Banks (4.0%)
    20,115   AmSouth Bancorporation...........................        316,811
    84,858   Bank of America Corporation......................      3,648,875
    58,725   Bank One Corporation.............................      1,559,883
    17,847   BB&T Corporation.................................        426,097
    63,327   Chase Manhattan Corporation......................      2,917,000
     8,063   Comerica Incorporated............................        361,827
    15,857   Fifth Third Bancorp..............................      1,002,955
    50,208   First Union Corporation..........................      1,245,786
    49,669   Firstar Corporation..............................      1,046,153
    11,343   Huntington Bancshares, Inc.......................        179,361
     8,351   J.P. Morgan & Company............................        919,654
    22,262   KeyCorp..........................................        392,368
    25,152   Mellon Financial Corporation.....................        916,476
    31,041   National City Corporation........................        529,637

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  FINANCIAL--CONTINUED
    11,406   Northern Trust Corporation.......................  $     742,103
     6,988   Old Kent Financial Corporation...................        186,929
    14,848   PNC Financial Services Group.....................        696,000
    11,202   Regions Financial Corporation....................        222,640
     8,558   SouthTrust Corporation...........................        193,625
     8,238   State Street Corporation.........................        873,743
     9,022   Summit Bancorp...................................        222,167
    15,467   Suntrust Banks, Inc..............................        706,649
    14,363   Synovus Financial Corporation....................        253,148
    37,765   The Bank of New York Company, Inc................      1,756,072
    38,497   U.S. Bancorp.....................................        741,067
     6,958   Union Planters Corporation.......................        194,389
    10,380   Wachovia Corporation.............................        563,115
    82,501   Wells Fargo & Company............................      3,196,914
                                                                -------------
                                                                   26,011,444
                                                                -------------
    Consumer Finance (1.1%)
    68,405   American Express Company.........................      3,565,611
    37,295   Associates First Capital Corporation.............        832,145
     9,992   Capital One Financial Corporation................        445,893
    24,202   Household International, Inc.....................      1,005,890
    41,056   MBNA Corporation.................................      1,113,630
     7,992   U.S.A. Education, Inc............................        299,200
                                                                -------------
                                                                    7,262,369
                                                                -------------
    Finance-Diversified (2.4%)
    12,698   American General Corporation.....................        774,578
   172,799   CitiGroup, Inc...................................     10,411,140
    35,596   Federal Home Loan Mortgage Corporation...........      1,441,638
    51,583   Federal National Mortgage Association............      2,691,988
     5,417   MGIC Investment Corporation......................        246,473
                                                                -------------
                                                                   15,565,817
                                                                -------------
    Insurance (2.9%)
     7,264   Aetna, Inc.......................................        466,258
    13,590   Aflac, Inc.......................................        624,291
    38,128   Allstate Corporation.............................        848,348
    78,926   American International Group.....................      9,273,805
    13,095   AON Corporation..................................        406,763
     8,983   Chubb Corporation................................        552,454
     8,399   Cigna Corporation................................        785,306
     8,266   Cincinnati Financial Corporation.................        259,862
    16,574   Conseco, Inc.....................................        161,596
    10,968   Hartford Financial Services Group, Inc...........        613,522
     5,266   Jefferson-Pilot Corporation......................        297,200
     9,803   Lincoln National Corporation.....................        354,133
     5,035   Loews Corporation................................        302,100
    13,804   Marsh and McLennan Companys, Inc.................      1,441,655
     4,998   MBIA, Inc........................................        240,841
     3,716   Progressive Corporation..........................        274,984
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  FINANCIAL--CONTINUED
     7,311   Providian Financial Corporation..................  $     657,990
     6,475   Safeco Corporation...............................        128,691
    10,860   The St. Paul Companies, Inc......................        370,609
     6,565   Torchmark Corporation............................        162,073
    12,228   UnumProvident Corporation........................        245,324
     3,222   Wellpoint Health Networks, Inc. (b)..............        233,394
                                                                -------------
                                                                   18,701,199
                                                                -------------
    Investment Bankers/Brokers (1.7%)
     5,620   Bear Stearns Companys, Inc.......................        233,933
    12,478   Franklin Resources, Inc..........................        379,019
     6,264   Lehman Brothers Holdings, Inc....................        592,340
    19,861   Merrill Lynch & Company, Inc.....................      2,284,015
    57,955   Morgan Stanley                                         4,824,754
              Dean Witter & Company...........................
     7,449   Paine Webber Group, Inc..........................        338,929
     6,145   T. Rowe Price Associates, Inc....................        261,163
    69,724   The Charles Schwab Corporation...................      2,344,470
                                                                -------------
                                                                   11,258,623
                                                                -------------
    Public Finance ( -- )
     5,815   Countrywide Credit Industries, Inc...............        176,267
                                                                -------------
    Savings and Loans (.2%)
    10,700   Charter One Financial, Inc.......................        246,100
     8,135   Golden West Financial Corporation................        332,010
    28,048   Washington Mutual, Inc...........................        809,886
                                                                -------------
                                                                    1,387,996
                                                                -------------
    Service ( -- )
     5,033   H&R Block, Inc...................................        162,943
                                                                -------------
  HEALTH CARE (11.1%)
    Biotechnology (.8%)
    52,575   Amgen, Inc. (b)..................................      3,693,394
     7,629   Biogen, Inc. (b).................................        492,071
    10,656   PE Corporation--PE Biosystems Group..............        701,964
                                                                -------------
                                                                    4,887,429
                                                                -------------
    Drugs (7.1%)
    66,781   American Home Products Corporation...............      3,923,384
   101,006   Bristol-Myers Squibb Company.....................      5,883,600
    14,075   Cardinal Health, Inc.............................      1,041,550
    57,828   Eli Lilly & Company..............................      5,775,572
    10,673   Medimmune, Inc. (b)..............................        789,802
   117,741   Merck & Company, Inc.............................      9,021,904
   322,308   Pfizer, Inc......................................     15,470,784
    74,969   Schering-Plough Corporation......................      3,785,935
     4,910   Watson Pharmaceuticals, Inc. (b).................        263,913
                                                                -------------
                                                                   45,956,444
                                                                -------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  HEALTH CARE--CONTINUED
    Health Care-Diversified (1.8%)
    79,337   Abbott Laboratories..............................  $   3,535,455
     6,663   Allergan, Inc....................................        496,394
    19,660   Healthsouth Corporation (b)......................        141,306
    71,220   Johnson & Johnson................................      7,255,538
    15,981   Tenet Healthcare Corporation (b).................        431,487
                                                                -------------
                                                                   11,860,180
                                                                -------------
    Hospital Management (.1%)
    28,554   Columbia/HCA Healthcare Corporation..............        867,328
                                                                -------------
    Managed Care (.2%)
     8,543   Humana, Inc. (b).................................         41,647
     5,178   Manor Care, Inc. (b).............................         36,246
    14,363   McKesson HBOC, Inc...............................        300,725
     8,360   UnitedHealth Group, Inc..........................        716,870
                                                                -------------
                                                                    1,095,488
                                                                -------------
    Medical Products/Supplies (1.1%)
     5,230   Alza Corporation (b).............................        309,224
     2,778   Bausch & Lomb, Inc...............................        214,948
    14,864   Baxter International, Inc........................      1,045,125
    12,925   Becton Dickinson & Company.......................        370,786
     6,091   Biomet, Inc......................................        234,123
    20,845   Boston Scientific Corporation (b)................        457,287
     2,572   C.R. Bard, Inc...................................        123,778
    15,743   Guidant Corporation (b)..........................        779,279
     3,479   Mallinckrodt Group, Inc..........................        151,119
    61,287   Medtronic, Inc...................................      3,052,859
     4,292   St. Jude Medical, Inc. (b).......................        196,896
                                                                -------------
                                                                    6,935,424
                                                                -------------
  TECHNOLOGY (31.3%)
    17,964   3 Com Corporation (b)............................      1,035,176
     5,325   Adaptec, Inc. (b)................................        121,144
    17,273   ADC Telecommunications, Inc. (b).................      1,448,773
     6,187   Adobe Systems, Inc. .............................        804,310
     7,887   Advanced Micro Devices, Inc. (b).................        609,271
    23,145   Agilent Technologies, Inc. (b)...................      1,706,944
    10,193   Altera Corporation (b)...........................      1,039,049
   117,637   America Online, Inc. (b).........................      6,205,352
    18,117   Analog Devices, Inc. (b).........................      1,376,892
     4,104   Andrew Corporation (b)...........................        137,741
    16,667   Apple Computer, Inc. (b).........................        872,934
    41,351   Applied Materials, Inc. (b)......................      3,747,434
     3,005   Autodesk, Inc....................................        104,236
    12,522   BMC Software, Inc. (b)...........................        456,857
    11,175   Broadcom Corporation (b).........................      2,446,627
     9,321   Cabletron Systems, Inc. (b)......................        235,355
   356,185   Cisco Systems, Inc. (b)..........................     22,640,009
     9,436   Citrix Systems, Inc. (b).........................        178,694
    86,945   Compaq Computer Corporation......................      2,222,532
    30,132   Computer Associates International................      1,542,382
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
     8,634   Computer Sciences Corporation (b)................  $     644,852
    18,433   Compuware Corporation (b)........................        191,242
     7,870   Comverse Technology (b)..........................        731,910
    11,100   Conexant Systems, Inc. (b).......................        539,738
   131,852   Dell Computer Corporation (b)....................      6,501,952
    23,852   Electronic Data Systems Corporation..............        983,895
   111,110   EMC Corporation (b)..............................      8,548,526
     7,182   Equifax, Inc.....................................        188,528
    21,074   First Data Corporation...........................      1,045,797
    16,478   Gateway, Inc. (b)................................        935,127
    51,211   Hewlett-Packard Company..........................      6,394,974
    15,172   IMS Health, Inc..................................        273,096
   171,484   Intel Corporation................................     22,925,267
    90,778   International Business Machines Corporation......      9,945,865
     9,491   KLA-Tencor Corporation (b).......................        555,817
    15,981   Linear Technology Corporation....................      1,021,785
    15,719   LSI Logic Corporation (b)........................        850,791
   166,742   Lucent Technologies, Inc.........................      9,879,464
    14,473   Maxim Integrated Products (b)....................        983,259
     4,140   Mercury Interactive Corporation (b)..............        400,545
    28,410   Micron Technology, Inc. (b)......................      2,501,856
   269,459   Microsoft Corporation (b)........................     21,556,720
   110,204   Motorola, Inc....................................      3,202,804
     9,024   National Semiconductor Corporation (b)...........        512,112
     4,840   NCR Corporation (b)..............................        188,458
    15,596   Network Appliance, Inc. (b)......................      1,255,478
   151,682   Nortel Networks Corporation (b)(c)...............     10,352,297
    16,781   Novell, Inc. (b).................................        155,224
     6,652   Novellus Systems, Inc. (b).......................        376,254
   145,340   Oracle Systems (b)...............................     12,217,644
    14,113   Parametric Technology Corporation (b)............        155,243
    19,000   Paychex, Inc.....................................        798,000
    14,126   Peoplesoft, Inc. (b).............................        236,611
     2,494   PerkinElmer, Inc.................................        164,916
     3,000   Sapient Corporation (b)..........................        320,813
     8,150   Scientific-Atlanta, Inc..........................        607,175
    11,601   Seagate Technology, Inc. (b).....................        638,055
    10,209   Siebel Systems, Inc. (b).........................      1,669,810
    81,232   Sun Microsystem, Inc. (b)........................      7,387,035
     2,467   Tektronix, Inc. (b)..............................        182,558
    20,968   Tellabs, Inc. (b)................................      1,434,998
     8,926   Teradyne, Inc. (b)...............................        656,061
    83,791   Texas Instruments, Inc...........................      5,755,394
     2,900   Thomas and Betts Corporation.....................         55,463
    15,955   Unisys Corporation (b)...........................        232,345
    20,016   Veritas DGC, Inc. (b)............................      2,262,121
     4,774   W.W. Grainger, Inc...............................        147,099
    34,115   Xerox Corporation................................        707,886
    16,508   Xilinx, Inc. (b).................................      1,362,942

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
    27,818   Yahoo!, Inc. (b).................................  $   3,445,955
                                                                -------------
                                                                  203,013,469
                                                                -------------
  TRANSPORTATION (.6%)
    Air Freight (.1%)
    14,888   FedEx Corporation (b)............................        565,744
                                                                -------------
    Airlines (.2%)
     7,631   AMR Corporation (b)..............................        201,745
     6,288   Delta Air Lines, Inc.............................        317,937
    25,409   Southwest Airlines Company.......................        481,183
     3,434   US Airways Group, Inc. (b).......................        133,926
                                                                -------------
                                                                    1,134,791
                                                                -------------
    Railroads (.3%)
    21,929   Burlington Northern Santa Fe Corporation.........        502,996
    11,096   CSX Corporation..................................        235,097
     5,769   Kansas City Southern Industries, Inc. (b)........        511,638
    19,616   Norfolk Southern Corporation.....................        291,788
    12,674   Union Pacific Corporation........................        471,314
                                                                -------------
                                                                    2,012,833
                                                                -------------
    Trucking ( -- )
     2,950   Ryder System, Inc................................         55,866
                                                                -------------
  UTILITIES (2.4%)
    Electric Companies (1.6%)
    21,800   AES Corporation (b)..............................        994,625
     7,062   Ameren Corporation...............................        238,343
    16,426   American Electric Power Company, Inc.............        486,620
     7,606   Baltimore Gas & Electric Company.................        247,670
     8,130   Carolina Power & Light Company...................        259,652
     8,094   Cinergy Corporation..............................        205,891
    10,827   Consolidated Edison, Inc.........................        320,750
     5,570   Consumers Energy Company.........................        123,236
    12,202   Dominion Resources, Inc..........................        523,161
     7,271   DTE Energy Company...............................        222,220
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  UTILITIES--CONTINUED
    18,803   Duke Energy Corporation..........................  $   1,060,019
    17,013   Edison International.............................        348,767
    11,755   Entergy Corporation..............................        319,589
    11,807   FirstEnergy Corporation..........................        275,989
     5,026   Florida Progress Corporation.....................        235,594
     9,156   FPL Group, Inc...................................        453,222
     6,237   GPU, Inc.........................................        168,789
     5,931   New Century Energies, Inc. (b)...................        177,930
     8,765   Niagara Mohawk Holdings, Inc. (b)................        122,162
    19,748   Pacific Gas and Electric Company.................        486,295
     8,663   Peco Energy Company..............................        349,227
     4,323   Pinnacle West Capital Corporation................        146,442
     7,300   PPL Corporation..................................        160,144
    11,033   Public Service Enterprise Group, Inc.............        382,018
    15,083   Reliant Energy, Inc..............................        445,891
    33,212   Southern Company.................................        774,255
    13,504   TXU Corporation..................................        398,368
     9,075   Unicom Corporation...............................        351,089
                                                                -------------
                                                                   10,277,958
                                                                -------------
    Natural Gas (.8%)
    10,952   Coastal Corporation..............................        666,703
     4,142   Columbia Energy Group............................        271,819
    11,817   El Paso Energy Corporation.......................        601,928
    37,484   Enron Corporation................................      2,417,718
     2,355   Nicor, Inc.......................................         76,832
     1,500   Oneok, Inc.......................................         38,906
     1,755   Peoples Energy Corporation.......................         56,818
    10,366   Sempra Energy....................................        176,222
    22,621   The Williams Companies, Inc......................        943,013
                                                                -------------
                                                                    5,249,959
                                                                -------------
    Power Products--Industrial ( -- )
     7,992   Northern States Power Company....................        161,339
                                                                -------------
Total common stock (cost: $317,896,892).......................    642,512,993
                                                                -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (.7%)
$4,334,903  Provident Institutional Funds--TempFund                 4,334,903
             Portfolio, current rate 6.460%..................
                                                               --------------
            Total short-term securities (cost: $4,334,903)...       4,334,903
                                                               --------------
            Total investments in securities
             (cost: $322,261,482) (d)........................  $  646,847,896
                                                               ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.1% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $325,157,197. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........................  $  350,622,253
      Gross unrealized depreciation..........................     (28,931,554)
                                                               --------------
      Net unrealized appreciation............................  $  321,609,699
                                                               ==============

CAPITAL APPRECIATION PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
COMMON STOCK (94.3%)
  BASIC MATERIALS (2.5%)
    Chemicals (2.5%)
216,600   Pharmacia Corporation............................  $  11,195,512
                                                             -------------
  CAPITAL GOODS (5.7%)
    Electrical Equipment (3.8%)
204,900   General Electric Company.........................     10,859,700
 71,700   Sanmina Corporation (b)..........................      6,130,350
                                                             -------------
                                                                16,990,050
                                                             -------------
    Machinery (.8%)
 51,700   Cooper Cameron Corporation (b)...................      3,412,200
                                                             -------------
    Manufacturing (1.1%)
 99,700   Tyco International Limited (c)...................      4,723,287
                                                             -------------
  COMMUNICATION SERVICES (8.4%)
    Cellular (2.3%)
104,200   Nextel Communications, Inc. (b)..................      6,375,737
 34,200   Voicestream Wireless Corporation (b).............      3,977,353
                                                             -------------
                                                                10,353,090
                                                             -------------
    Telecommunication (3.1%)
123,800   Metromedia Fiber Network, Inc. (b)...............      4,913,312
137,200   Qwest Communications International, Inc. (b).....      6,817,125
 34,600   Sprint Corporation...............................      1,764,600
                                                             -------------
                                                                13,495,037
                                                             -------------
    Telephone (3.0%)
428,300   AT&T Corporation (b).............................     10,386,275
 70,000   Nextlink Communications, Inc. (b)................      2,655,625
                                                             -------------
                                                                13,041,900
                                                             -------------
  CONSUMER CYCLICAL (4.7%)
    Houseware (.9%)
 15,000   Corning, Inc.....................................      4,048,125
                                                             -------------
    Publishing (1.7%)
 85,800   News Corporation Limited (c).....................      4,676,100
 71,300   Readers Digest Association.......................      2,834,175
                                                             -------------
                                                                 7,510,275
                                                             -------------
    Retail (1.4%)
 36,697   Home Depot, Inc..................................      1,832,556
 75,900   Wal-Mart Stores, Inc.............................      4,373,737
                                                             -------------
                                                                 6,206,293
                                                             -------------
    Service (.7%)
 33,100   Omnicom Group....................................      2,947,969
                                                             -------------
  CONSUMER STAPLES (8.0%)
    Broadcasting (2.8%)
 99,600   Comcast Corporation..............................      4,033,800
167,700   Crown Media Holdings, Inc. (b)...................      2,567,906
                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  CONSUMER STAPLES--CONTINUED
 51,400   Hispanic Broadcasting Corporation (b)............  $   1,702,625
109,100   Infinity Broadcasting Corporation (b)............      3,975,331
                                                             -------------
                                                                12,279,662
                                                             -------------
    Entertainment (4.4%)
 48,400   Time Warner, Inc.................................      3,678,400
170,817   Viacom, Inc. (b).................................     11,647,584
102,700   Walt Disney Company..............................      3,986,044
                                                             -------------
                                                                19,312,028
                                                             -------------
    Retail (.8%)
 80,400   Safeway, Inc. (b)................................      3,628,050
                                                             -------------
  ENERGY (8.7%)
    Oil (4.7%)
147,800   BP Amoco PLC (c).................................      8,359,937
122,400   Devon Energy Corporation.........................      6,877,350
 71,600   Exxon Mobile Corporation.........................      5,620,600
                                                             -------------
                                                                20,857,887
                                                             -------------
    Oil & Gas (4.0%)
 99,800   Apache Finance Property..........................      5,869,487
 39,000   Halliburton Company..............................      1,840,312
 80,500   Nabors Industries, Inc. (b)......................      3,345,781
 77,900   Noble Drilling Corporation (b)...................      3,208,506
 30,400   Veritas DGC, Inc. (b)............................      3,435,675
                                                             -------------
                                                                17,699,761
                                                             -------------
  FINANCIAL (11.5%)
    Banks (1.8%)
 93,700   Northern Trust Corporation.......................      6,096,356
 42,100   Wells Fargo & Company............................      1,631,375
                                                             -------------
                                                                 7,727,731
                                                             -------------
    Consumer Finance (1.8%)
120,700   American Express Company.........................      6,291,488
 69,100   MBNA Corporation.................................      1,874,338
                                                             -------------
                                                                 8,165,826
                                                             -------------
    Finance--Diversified (3.5%)
221,600   CitiGroup, Inc...................................     13,351,400
 50,000   Freddie Mac......................................      2,025,000
                                                             -------------
                                                                15,376,400
                                                             -------------
    Insurance (1.7%)
 62,900   American International Group.....................      7,390,750
                                                             -------------
    Investment Bankers/Brokers (2.7%)
 80,000   Lehman Brothers Holdings, Inc....................      7,565,000
 54,000   Morgan Stanley Dean Witter & Company.............      4,495,500
                                                             -------------
                                                                12,060,500
                                                             -------------

              See accompanying notes to investments in securities.

                                                  CAPITAL APPRECIATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  HEALTH CARE (11.5%)
    Biotechnology (2.7%)
 36,300   Amgen, Inc. (b)..................................  $   2,550,075
 30,400   Genentech, Inc. (b)..............................      5,228,800
 62,900   PE Corporation--PE Biosystems Group..............      4,143,538
                                                             -------------
                                                                11,922,413
                                                             -------------
    Drugs (8.4%)
 69,700   American Home Products Corporation...............      4,094,875
 86,300   Elan Corporation PLC (b)(c)......................      4,180,156
 70,600   Eli Lilly & Company..............................      7,051,175
 54,800   Medimmune, Inc. (b)..............................      4,055,200
323,675   Pfizer, Inc......................................     15,536,400
 18,300   Sepracor, Inc. (b)...............................      2,207,438
                                                             -------------
                                                                37,125,244
                                                             -------------
    Medical Products/Supplies (.4%)
 34,800   Medtronic, Inc...................................      1,733,475
                                                             -------------
  TECHNOLOGY (32.6%)
 11,365   Agilent Technologies, Inc. (b)...................        838,169
 62,800   American Tower Corporation (b)...................      2,617,975
 34,600   Analog Devices, Inc. (b).........................      2,629,600
 70,400   Apple Computer, Inc. (b).........................      3,687,200
 34,000   Applied Materials, Inc. (b)......................      3,081,250
 18,400   Applied Micro Circuits Corporation (b)...........      1,817,000
 15,300   Brocade Communication Systems, Inc. (b)..........      2,807,311
                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  TECHNOLOGY--CONTINUED
 28,400   Ciena Corporation (b)............................  $   4,733,925
196,300   Cisco Systems, Inc. (b)..........................     12,477,319
 32,700   Efficient Networks, Inc. (b).....................      2,405,494
104,200   EMC Corporation (b)..............................      8,016,888
 34,300   Hewlett-Packard Company..........................      4,283,213
 90,200   Intel Corporation................................     12,058,613
 64,900   JDS Uniphase Corporation (b).....................      7,779,888
 82,400   Maxim Integrated Products (b)....................      5,598,050
119,600   Microsoft (b)....................................      9,568,000
 98,900   Nokia Oyj (c)....................................      4,938,819
175,100   Nortel Networks Corporation (c)..................     11,950,575
109,100   Oracle Systems (b)...............................      9,171,219
 80,900   Palm, Inc. (b)...................................      2,700,038
 22,000   PMC-Sierra, Inc. (b)(c)..........................      3,909,125
  9,500   SDL, Inc.........................................      2,709,281
 14,200   Siebel Systems, Inc. (b).........................      2,322,588
  6,200   Stratos Lightwave, Inc. (b)......................        172,825
 87,100   Sun Microsystems, Inc............................      7,920,656
 89,800   Texas Instruments, Inc...........................      6,168,138
 12,100   Verisign, Inc. (b)...............................      2,135,650
 65,900   Xilinx, Inc. (b).................................      5,440,869
                                                             -------------
                                                               143,939,678
                                                             -------------
  TRANSPORTATION (.7%)
    Railroads (.7%)
 36,400   Kansas City Southern Industries, Inc.............      3,228,225
                                                             -------------
Total common stock (cost: $321,714,602)....................    416,371,368
                                                             -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (2.7%)
$11,711,717  Wells Fargo & Company, current rate 5.980%...      11,711,717
                                                            --------------
             Total short-term securities (cost:
              $11,711,717)................................      11,711,717
                                                            --------------
             Total investments in securities (cost:
              $333,426,319) (d)...........................  $  428,083,085
                                                            ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 9.7% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $336,642,729. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation......................  $    95,797,006
      Gross unrealized depreciation......................       (4,356,650)
                                                           ---------------
      Net unrealized appreciation........................  $    91,440,356
                                                           ===============

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
COMMON STOCK (91.1%)
  ARGENTINA (1.4%)
    Telecommunication (1.4%)
   105,700   Telefonica de Argentina ADR......................  $   3,355,975
    61,330   Telefonica de Argentina..........................      1,947,227
                                                                -------------
                                                                    5,303,202
                                                                -------------
  AUSTRALIA (2.2%)
    Air Freight (.4%)
   752,100   Mayne Nickless, Ltd..............................      1,539,019
    Banks (1.8%)
   826,818   Australia & New Zealand Bank.....................      6,318,780
                                                                -------------
                                                                    7,857,799
                                                                -------------
  AUSTRIA (.2%)
    Oil & Gas (.1%)
    14,100   EVN..............................................        523,615
    Real Estate (.1%)
    12,980   Boehler Uddeholm 144A Issue (c)..................        452,978
                                                                -------------
                                                                      976,593
                                                                -------------
  BERMUDA (1.3%)
    Insurance (1.3%)
    83,200   XL Capital Ltd...................................      4,503,200
                                                                -------------
  BRAZIL (3.4%)
    Banks (1.7%)
   685,900   Banco Bradesco ADR...............................      5,969,456
    Oil & Gas (1.2%)
   137,900   Petrobras........................................      4,166,166
    Telecommunication (.5%)
    99,200   Telecomunicacoes de Sao Paulo ADR................      1,835,200
                                                                -------------
                                                                   11,970,822
                                                                -------------
  CANADA (3.8%)
    Banks (.4%)
    50,000   Imperial Bank Canada.............................      1,373,589
    Chemicals (.5%)
   212,200   Agrium, Inc......................................      1,830,225
    Mining (1.2%)
   185,100   Barrick Gold Corporation.........................      3,346,236
   859,900   Kinross Gold Corporation (b).....................        767,093
    Oil & Gas (1.7%)
   470,100   Ranger Oil, Ltd..................................      2,585,550
   343,100   Renaissance (b)..................................      3,327,354
                                                                -------------
                                                                   13,230,047
                                                                -------------
  CHILE (.8%)
    Electric Companies (.5%)
   132,366   Gener SA.........................................      1,944,126
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CHILE--CONTINUED
    Telecommunication (.3%)
    59,500   Compania de Telecomunicaciones de Chile SA ADR...  $   1,078,437
                                                                -------------
                                                                    3,022,563
                                                                -------------
  FINLAND (3.4%)
    Banks (2.2%)
 1,106,700   Nordic...........................................      8,029,954
   177,073   Stora Enso.......................................      1,622,581
   228,200   Stora Enso-Oyj...................................      2,075,139
    Paper and Forest (.2%)
   107,500   Metsa-Serla B....................................        793,302
                                                                -------------
                                                                   12,520,976
                                                                -------------
  FRANCE (9.6%)
    Banks (.9%)
    35,000   Banque Nationale de Paris ADR 144A Issue (c).....      3,381,903
    Chemicals (2.6%)
   125,610   Aventis..........................................      9,143,867
    Investment Bankers/Brokers (2.0%)
    45,745   AXA-UAP..........................................      7,187,134
    Oil & Gas (1.7%)
    40,717   Total Fina Elf SA................................      6,226,579
    Telecommunication (2.4%)
    71,325   Alcatel..........................................      4,665,806
    57,400   Alcatel SA ADR...................................      3,817,100
                                                                -------------
                                                                   34,422,389
                                                                -------------
  GERMANY (3.5%)
    Banks (1.2%)
    51,166   Deutsche Bank....................................      4,209,431
    Chemicals (.5%)
    49,400   Bayer............................................      1,919,178
    Electric Companies (1.8%)
   134,700   E.On.............................................      6,592,633
                                                                -------------
                                                                   12,721,242
                                                                -------------
  HONG KONG (4.5%)
    Aerospace/Defense (.4%)
   821,900   Hong Kong Aircraft Engineering...................      1,581,489
    Airlines (1.1%)
   674,000   Swire Pacific A..................................      3,942,582
    Banks (.9%)
   267,042   HSBC Holdings....................................      3,048,777
    Electric Companies (.9%)
   965,000   Hong Kong Electric Holdings......................      3,107,113
    Houseware (.3%)
 1,519,800   Swire Pacific B..................................      1,237,987
    Investment Bankers/Brokers ( -- )
   113,000   Peregrine Investment Holdings....................             --

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  HONG KONG--CONTINUED
    Real Estate (.9%)
   243,100   Hutchison Whampoa................................  $   3,056,096
                                                                -------------
                                                                   15,974,044
                                                                -------------
  INDONESIA (1.3%)
    Mining (.7%)
   114,300   Anglogold, Ltd. ADR..............................      2,350,294
    Telecommunication (.6%)
   183,400   PT Indosat ADR...................................      2,086,175
                                                                -------------
                                                                    4,436,469
                                                                -------------
  ISRAEL (2.2%)
    Drugs (2.2%)
   139,900   Teva Pharmaceutical..............................      7,755,706
                                                                -------------
  ITALY (1.5%)
    Auto (.5%)
    63,976   Fiat SPA.........................................      1,655,750
    Banks (1.0%)
 1,042,200   Banca Nazionale..................................      3,661,893
                                                                -------------
                                                                    5,317,643
                                                                -------------
  JAPAN (9.6%)
    Drugs (1.3%)
   105,000   Ono Pharmaceutical...............................      4,508,351
    Electrical Equipment (1.6%)
    61,600   Sony Corporation.................................      5,754,836
    Investment Bankers/Brokers (2.1%)
   305,200   Nomura Securities................................      7,473,757
    Office Equipment (.7%)
    77,000   Fujitsu..........................................      2,666,698
    Retail (.7%)
   346,000   Best Denki.......................................      2,380,240
    Telecommunication (2.0%)
       527   Nippon Telephone & Telegraph.....................      7,012,079
    Water Utilities (1.2%)
   201,000   Kurita Water Industries..........................      4,428,942
                                                                -------------
                                                                   34,224,903
                                                                -------------
  MEXICO (2.1%)
    Mining (.4%)
   540,000   Grupo Mexico Series B............................      1,526,950
    Telecommunication (1.7%)
   107,220   Telefonos de Mexico ADR..........................      6,124,942
                                                                -------------
                                                                    7,651,892
                                                                -------------
  NETHERLANDS (4.9%)
    Chemicals (1.8%)
   155,900   Akzo Nobel.......................................      6,605,935
    Electrical Equipment (1.3%)
   101,660   Philips Electronics..............................      4,781,952
    Investment Bankers/Brokers (1.8%)
    94,687   Ing Groep........................................      6,383,396
                                                                -------------
                                                                   17,771,283
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  NEW ZEALAND (1.2%)
    Telecommunication (1.2%)
 1,263,800   Telecom Corporation Of New Zealand...............  $   4,414,737
                                                                -------------
  NORWAY (1.6%)
    Aluminum (.4%)
    78,000   Elkem ASA........................................      1,461,167
    Chemicals (1.2%)
   106,266   Norsk Hydro......................................      4,451,191
                                                                -------------
                                                                    5,912,358
                                                                -------------
  PERU (.4%)
    Telecommunication (.4%)
   115,900   Telefonicia de Peru ADR..........................      1,318,363
                                                                -------------
  PHILIPPINES (.3%)
    Telecommunication (.3%)
    54,000   Philippine Long Distance ADR.....................        958,500
                                                                -------------
  PORTUGAL (.4%)
    Investment Bankers/Brokers (.4%)
   427,800   BPI-SGPS.........................................      1,507,199
                                                                -------------
  SINGAPORE (.9%)
    Air Freight (.2%)
    78,000   Singapore Airlines...............................        771,875
    Houseware (.4%)
   448,568   Jardine Strategic Holding........................      1,341,218
    Paper and Forest (.3%)
   226,400   Asia Pulp & Paper, Ltd. ADR......................      1,146,150
                                                                -------------
                                                                    3,259,243
                                                                -------------
  SOUTH KOREA (.6%)
    Telecommunication (.6%)
    45,900   Korea Telecom ADR................................      2,220,413
                                                                -------------
  SPAIN (3.4%)
    Electric Companies (1.5%)
   110,000   Endesa...........................................      2,125,215
   250,000   Iberdrola SA.....................................      3,213,675
    Oil & Gas (1.9%)
   341,000   Repsol...........................................      6,769,999
                                                                -------------
                                                                   12,108,889
                                                                -------------
  SWEDEN (4.3%)
    Auto (1.0%)
    35,000   Autoliv, Inc.....................................        860,558
   109,900   Autoliv, Inc. ADR................................      2,644,469
    Banks (2.0%)
   205,100   Foreningssparbaken...............................      3,011,713
   286,500   Svenska Handlesbanken............................      4,174,388
    Publishing (.2%)
   114,500   Esselte..........................................        671,229
    Trucks and Parts (1.1%)
   178,500   Volvo............................................      3,891,036
                                                                -------------
                                                                   15,253,393
                                                                -------------

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  SWITZERLAND (2.2%)
    Banks (1.0%)
    18,525   Credit Suisse Group..............................  $   3,681,854
    Investment Bankers/Brokers (1.2%)
     8,350   Zurich Allied....................................      4,122,068
                                                                -------------
                                                                    7,803,922
                                                                -------------
  THAILAND (.2%)
    Banks (.2%)
   699,600   Bangkok Bank 144A Issue (c)......................        857,309
                                                                -------------
  UNITED KINGDOM (19.3%)
    Aerospace/Defense (1.0%)
   562,102   British Aerospace................................      3,512,072
    Airlines (1.3%)
   832,600   British Airways PLC..............................      4,798,120
    Auto (1.2%)
 1,244,600   Rolls-Royce......................................      4,426,125
    Banks (.8%)
   118,943   Barclays.........................................      2,963,654
    Chemicals (4.2%)
   409,400   Celltech Group...................................      7,947,103
   202,490   Hanson PLC.......................................      1,434,074
   575,580   Nycomed Amersham.................................      5,558,571
    Construction (.2%)
   257,100   Hepworth.........................................        734,961
    Electric Companies (.4%)
   208,775   National Power...................................      1,332,943
    Electrical Equipment (1.1%)
 1,083,213   Invensys PLC.....................................      4,073,959
    Engineering/Construction (.1%)
   190,368   Fairview Holdings................................        422,944
    Food (1.8%)
   554,300   J Sainsbury PLC..................................      2,521,838
   322,900   Tate & Lyle......................................      1,615,969
   372,000   Unilever PLC.....................................      2,256,597
    Hardware and Tools (1.3%)
   780,400   Williams PLC.....................................      4,556,476
    Houseware (.2%)
   690,000   Elementis........................................        821,429
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  UNITED KINGDOM--CONTINUED
    Insurance (1.1%)
   323,100   Allied Zurich....................................  $   3,829,279
    Iron and Steel (.9%)
 2,082,500   Corus Group PLC..................................      3,047,638
    Natural Gas (.7%)
   738,990   Centrica PLC.....................................      2,471,145
    Oil & Gas (1.6%)
   703,100   Shell Transportation & Trading...................      5,880,492
    Retail (.8%)
   534,300   Marks & Spencer..................................      1,881,880
 1,460,200   Storehouse.......................................        952,208
    Water Utilities (.6%)
   168,500   Hyder PLC........................................        794,715
   104,762   Thames Water.....................................      1,358,379
                                                                -------------
                                                                   69,192,571
                                                                -------------
  VENEZUELA (.6%)
    Telecommunication (.6%)
    74,300   Compania Anonima National Telefonos de                 2,020,031
              Venezuela.......................................
                                                                -------------
Total common stock (cost: $272,154,882).......................    326,487,701
                                                                -------------

PREFERRED STOCK (1.5%)
  GERMANY (.1%)
    Houseware (.1%)
    46,192   Moebel Walther...................................        527,808
                                                                -------------
  ITALY (1.3%)
    Telecommunication (1.3%)
   694,300   Telecom Italia SPA...............................      4,594,732
                                                                -------------
  UNITED KINGDOM (.1%)
    Water Utilities (.1%)
   137,700   Hyder PLC........................................        199,429
                                                                -------------
Total preferred stock (cost: $3,146,174)......................      5,321,969
                                                                -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (7.0%)
$4,895,672  Bankers Trust Institutional Liquid Assets,              4,895,672
             current rate 6.460%.............................
 5,020,000  U.S. Treasury Bill...........  5.670%  07/13/2000       5,010,023
 8,145,000  U.S. Treasury Bill...........  5.610%  07/27/2000       8,113,404
 7,150,000  U.S. Treasury Bill...........  5.980%  08/10/2000       7,105,539
                                                               --------------
            Total short-term securities (cost:
             $25,124,899)....................................      25,124,638
                                                               --------------
            Total investments in securities (cost:
             $300,425,955) (d)...............................  $  356,934,308
                                                               ==============

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at June 30, 2000, which includes acquistion date and cost, is as follows:

                                                    ACQUISTION
  SECURITY                                             DATE          COST
  --------                                          ----------  --------------
  Banque Nationale De Paris ADR 144A Issue*.......   various    $   1,470,320
  Bohler-Uddeholm 144A Issue*.....................   various          824,910
  Bangkok Bank 144A Issue*........................   various        1,700,078
                                                                -------------
                                                                $   3,995,308
                                                                =============
  *A 144A Issue represents a security which has not been registered with the
   Security and Exchange Commission under the Securities Act of 1933.

(d) At June 30, 2000 the cost of securities for federal income tax purposes was $306,032,650. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........................  $   90,781,015
      Gross unrealized depreciation..........................     (39,879,357)
                                                               --------------
      Net unrealized appreciation............................  $   50,901,658
                                                               ==============

SMALL COMPANY GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
COMMON STOCK (93.7%)
  COMMUNICATION SERVICES (4.1%)
    Cellular (.9%)
    37,622   Powertel, Inc. (b)...............................  $   2,668,811
                                                                -------------
    Telecommunication (2.8%)
    75,901   CTC Communications Group, Inc. (b)...............      2,732,436
    35,223   Polycom, Inc. (b)................................      3,314,264
    69,681   Viatel, Inc. (b).................................      1,990,264
                                                                -------------
                                                                    8,036,964
                                                                -------------
    Telephone (.4%)
    23,800   Advanced Fibre Communication, Inc. (b)...........      1,078,437
                                                                -------------
  CONSUMER CYCLICAL (4.5%)
    Retail (1.9%)
    31,700   Ames Dept Stores, Inc. (b).......................        245,675
    65,000   Ann Taylor Stores Corporation (b)................      2,153,125
    63,384   Marimba, Inc. (b)................................        883,414
    86,345   Valuevision International, Inc. (b)..............      2,072,280
                                                                -------------
                                                                    5,354,494
                                                                -------------
    Service (2.6%)
   129,614   Acxiom Corporation (b)...........................      3,531,981
    58,200   Circus Circus (b)................................      1,164,000
    71,712   Getty Images, Inc. (b)...........................      2,657,826
                                                                -------------
                                                                    7,353,807
                                                                -------------
  CONSUMER STAPLES (1.1%)
    Entertainment (1.1%)
   149,368   American Classic Voyages Company (b).............      3,080,715
                                                                -------------
  ENERGY (9.0%)
    Oil (.8%)
   137,300   Petroleum Geo-Services (b)(c)....................      2,342,681
                                                                -------------
    Oil & Gas (8.2%)
    59,483   BJ Services Company (b)..........................      3,717,687
    98,385   Global Marine, Inc. (b)..........................      2,773,227
    84,400   Precision Drilling Corporation (b)(c)............      3,259,950
   129,700   SEACOR SMIT, Inc. (b)............................      5,017,769
    63,243   Smith International, Inc. (b)....................      4,604,881
    67,796   Stone Energy Corporation.........................      4,050,811
                                                                -------------
                                                                   23,424,325
                                                                -------------
  FINANCIAL (1.9%)
    Auto Finance (.6%)
    98,800   AmeriCredit Corporation (b)......................      1,679,600
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  FINANCIAL--CONTINUED
    Insurance (.8%)
   115,800   Fidelity National Finance........................  $   2,120,587
    11,400   Mid Atlantic Medical Services, Inc. (b)..........        153,900
                                                                -------------
                                                                    2,274,487
                                                                -------------
    Investment Bankers/Brokers (.5%)
    60,198   Frontline Capital Group (b)......................      1,282,970
                                                                -------------
  HEALTH CARE (16.8%)
    Biotechnology (7.0%)
    21,392   Abegenix, Inc. (b)...............................      2,564,032
    39,908   Gilead Sciences, Inc. (b)........................      2,838,456
    22,688   Idec Pharmaceuticals Corporation (b).............      2,661,586
    61,949   Lynx Therapeutics, Inc. (b)......................      2,946,449
    30,356   Maxygen, Inc. (b)................................      1,723,177
    30,000   Medarex, Inc. (b)................................      2,535,000
    40,768   Millennium Pharmaceuticals, Inc. (b).............      4,560,920
                                                                -------------
                                                                   19,829,620
                                                                -------------
    Drugs (1.8%)
    26,200   Alkermes, Inc. (b)...............................      1,150,618
    70,535   Medicis Pharmaceutical Corporation (b)...........      4,020,495
                                                                -------------
                                                                    5,171,113
                                                                -------------
    Hospital Management (3.5%)
   115,805   Province Healthcare Company (b)..................      4,183,456
    88,877   Universal Health Services, Inc. (b)..............      5,865,882
                                                                -------------
                                                                   10,049,338
                                                                -------------
    Managed Care (3.7%)
   153,894   Advance Paradigm, Inc. (b).......................      3,154,827
   310,900   Caremark Rx, Inc. (b)............................      2,118,006
   220,810   Oxford Health Plans (b)..........................      5,258,038
                                                                -------------
                                                                   10,530,871
                                                                -------------
    Medical Products/Supplies (.8%)
    44,656   Cytyc Corporation (b)............................      2,383,514
                                                                -------------
  TECHNOLOGY (53.7%)
    47,700   Aboutcom, Inc. (b)...............................      1,502,550
   110,854   Adapative Broadband Corporation (b)..............      4,073,884
    51,300   Allaire Corporation (b)..........................      1,885,275
    94,310   Alpha Industries, Inc. (b).......................      4,155,534
   126,511   Anadigics, Inc. (b)..............................      4,309,264
    60,100   Anaren Microwave, Inc. (b).......................      7,887,186
    96,825   Antec Corporation (b)............................      4,024,289
   147,397   Applied Power, Inc...............................      4,937,800
    40,116   AudioCodes, Ltd. (b).............................      4,813,920

              See accompanying notes to investments in securities.

                                                  SMALL COMPANY GROWTH PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
   110,455   Backweb Technologies, Ltd. (b)(c)................  $   2,526,658
    42,544   Bisys Group, Inc. (b)............................      2,616,456
    47,869   Bluestone Software, Inc. (b).....................      1,229,635
    31,174   Business Objects SA (b)(c).......................      2,747,209
    86,800   C-Cube Microsystems, Inc. (b)....................      1,703,450
     6,291   Clarus Corporation (b)...........................        244,563
    49,400   Coherent, Inc. (b)...............................      4,143,425
    26,560   Cree, Inc. (b)...................................      3,545,760
    61,316   Cymer, Inc. (b)..................................      2,927,839
    31,300   Digital Island, Inc. (b).........................      1,521,963
    61,082   Documentum, Inc. (b).............................      5,459,204
    82,423   Dupont Photomasks, Inc. (b)......................      5,645,976
    21,700   Emcore Corporation (b)...........................      2,604,000
    17,700   Exar Corporation (b).............................      1,543,219
   149,410   Gasonics International Corporation (b)...........      5,892,357
    44,784   Gene Logic, Inc. (b).............................      1,598,229
    36,600   Gilat Satellite Networks, Ltd. (b)(c)............      2,539,125
    10,700   Informatica Corporation (b)......................        876,731
    69,829   Interlink Electronics, Inc. (b)..................      2,924,089
   153,628   Intranet Solutions, Inc. (b).....................      5,895,475
    52,261   IONA Technologies PLC (b)(c).....................      3,292,443
   133,116   Manugistics Group, Inc. (b)......................      6,223,173
    22,400   MRV Communications, Inc. (b).....................      1,506,400
    13,300   Netro Corporation (b)............................        763,088
    67,837   Orbotech, Ltd. (b)(c)............................      6,300,361
   122,226   Peregrine Systems, Inc. (b)......................      4,239,714
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
    89,382   Photronics, Inc. (b).............................  $   2,536,214
    76,313   Powerwave Technologies, Inc. (b).................      3,357,772
    30,600   Proxim, Inc. (b).................................      3,028,444
    43,300   Puma Technology, Inc. (b)........................      1,160,981
    40,919   QRS Corporation (b)..............................      1,005,073
   123,700   Radiant Systems, Inc. (b)........................      2,968,800
    65,900   Remedy Corporation (b)...........................      3,673,925
    11,500   RSA Security, Inc. (b)...........................        794,938
    43,300   Santa Cruz Operation, Inc. (b)...................        276,038
    87,998   Sea Change International, Inc. (b)...............      2,540,942
    42,000   Spyglass, Inc. (b)...............................      1,315,125
   147,787   Sybase, Inc. (b).................................      3,399,101
    80,212   Tekelec (b)......................................      3,865,216
    37,778   Transwitch Corporation (b).......................      2,915,989
   131,800   Unify Corporation (b)............................      1,128,538
    73,600   Westell Technologies, Inc. (b)...................      1,104,000
                                                                -------------
                                                                  153,171,340
                                                                -------------
  TRANSPORTATION (2.6%)
    Air Freight (2.6%)
   191,971   Airborne Freight Corporation.....................      3,635,451
   124,610   EGL, Inc.........................................      3,831,758
                                                                -------------
                                                                    7,467,209
                                                                -------------
Total common stock
 (cost: $241,483,469).........................................    267,180,296
                                                                -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (5.9%)
$    2,282  Provident Institutional Funds--TempFund                     2,282
             Portfolio, current rate 6.460%..................
 6,000,000  U.S. Treasury Bill...........  5.843%  07/06/2000       5,997,485
 5,292,000  U.S. Treasury Bill...........  6.074%  09/14/2000       5,231,158
 5,708,478  Wells Fargo & Company........  7.552%                   5,708,478
                                                               --------------
            Total short-term securities (cost:
             $16,932,733)....................................      16,939,403
                                                               --------------
            Total investments in securities (cost:
             $258,416,201) (d)...............................  $  284,119,699
                                                               ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 8.1% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $258,576,651. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


  Gross unrealized appreciation..............................  $   69,935,059
  Gross unrealized depreciation..............................     (44,392,011)
                                                               --------------
  Net unrealized appreciation................................  $   25,543,048
                                                               ==============

MATURING GOVERNMENT BOND 2002 PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
LONG-TERM DEBT SECURITIES (99.7%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.7%)
$1,085,000   Federal Home Loan Mortgage Corporation Strip                           $     940,261
              (b).............................................  4.835%    08/15/02
 1,150,000   Financial Corporation Strip (b)..................  6.273%    04/06/02      1,023,901
   650,000   Financial Corporation Strip (b)..................  6.763%    08/03/03        527,253
   281,000   FNMA Strip (b)...................................  5.370%    05/29/03        231,726
   425,000   FNMA Strip (b)...................................  6.367%    08/01/03        345,661
   500,000   FNMA Strip (b)...................................  5.250%    08/15/03        405,730
   182,000   Israel Government Trust Certificates (b).........  7.030%    05/15/02        161,077
   250,000   Israel Government Trust Certificates (b).........  5.530%    11/15/02        215,420
 1,150,000   Tennessee Valley Authority Strip (b).............  7.400%    04/15/03        944,597
   900,000   U.S. Treasury Principal Strip (b)................  6.634%    11/15/01        824,651
   600,000   U.S. Treasury Principal Strip (b)................  6.784%    08/15/02        524,616
   690,000   U.S. Treasury Principal Strip (b)................  6.211%    02/15/03        585,085
 2,050,000   U.S. Treasury Strip (b)..........................  5.902%    02/15/03      1,745,368
                                                                                    -------------
             Total U.S. government and agencies obligations (cost: $8,582,541)....      8,475,346
                                                                                    -------------
             Total long-term debt securities (cost: $8,582,541)...................      8,475,346
                                                                                    -------------
SHORT-TERM SECURITIES (.3%)
    29,355   Trust for Federal Securities--Federal Trust Fund, current rate                29,355
              6.460%..............................................................
                                                                                    -------------
             Total short-term securities (cost: $29,355)..........................         29,355
                                                                                    -------------
             Total investments in securities (cost: $8,611,896) (c)...............  $   8,504,701
                                                                                    =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2000 the cost of securities for federal income tax purposes was $8,613,466. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..............................................  $        8,450
      Gross unrealized depreciation..............................................        (117,215)
                                                                                   --------------
      Net unrealized depreciation................................................  $     (108,765)
                                                                                   ==============

                                         MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           --------------
LONG-TERM DEBT SECURITIES (99.1%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.1%)
$  686,000   Financial Corporation Strip (b)..................  5.142%    11/11/06  $     446,345
   921,000   Financial Corporation Strip (b)..................  7.647%    09/07/07        564,268
   810,000   FNMA Strip (b)...................................  7.620%    08/01/05        573,811
   613,000   FNMA Strip (b)...................................  5.745%    04/08/07        390,505
   553,000   Israel Government Trust Certificate (b)..........  7.440%    11/15/05        387,653
 1,000,000   Israel State Aid Strip (b).......................  6.578%    11/15/06        666,959
 1,000,000   Resolution Funding Corporation Strip (b).........  7.461%    07/15/07        635,089
 2,475,000   U.S. Treasury Strip (b)..........................  6.644%    11/15/06      1,687,156
 1,060,000   U.S. Treasury Strip (b)..........................  5.692%    02/15/07        707,178
                                                                                    -------------
             Total U.S. government and agencies obligations (cost: $6,004,993)....      6,058,964
                                                                                    -------------
             Total long-term debt securities (cost: $6,004,993)...................      6,058,964
                                                                                    -------------
SHORT-TERM SECURITIES (.8%)
    47,982   Trust for Federal Securities--Federal Trust Fund, current rate                47,982
              6.460%..............................................................
                                                                                    -------------
             Total short-term securities (cost: $47,982)..........................         47,982
                                                                                    -------------
             Total investments in securities (cost: $6,052,975) (c)...............  $   6,106,946
                                                                                    =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) Also represents the cost of securities for federal income tax purposes at June 30, 2000.

MATURING GOVERNMENT BOND 2010 PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
---------                                                                            --------------
LONG-TERM DEBT SECURITIES (99.0%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.0%)
$  412,000   Financial Corporation Strip (b)..................   5.490%    11/02/10  $     201,484
   945,000   Financial Corporation Strip (b)..................   7.920%    08/08/11        436,561
   719,000   FNMA Strip (b)...................................   6.000%    11/29/09        382,651
   950,000   FNMA Strip (b)...................................   5.695%    09/23/10        477,279
   132,000   Israel Government Trust Certificate (b)..........   7.660%    05/15/10         67,849
   515,000   Israel State Aid Strip (b).......................   8.264%    03/15/10        272,759
 1,100,000   Israel State Aid Strip (b).......................   6.850%    08/15/11        530,375
   550,000   Resolution Funding Corporation Strip (b).........   6.537%    04/15/11        271,347
   524,000   Turkey Government Trust Certificate (b)..........   6.687%    11/15/10        260,931
 2,000,000   U.S. Treasury Strip (b)..........................   6.202%    05/15/10      1,088,658
   750,000   U.S. Treasury Strip (b)..........................   6.635%    02/15/11        389,774
   905,000   U.S. Treasury Strip (b)..........................   6.354%    08/15/11        455,558
                                                                                     -------------
             Total U.S. government and agencies obligations (cost: $4,838,359).....      4,835,226
                                                                                     -------------
             Total long-term debt securities (cost: $4,838,359)....................      4,835,226
                                                                                     -------------
SHORT-TERM SECURITIES (1.2%)
    56,600   Trust for Federal Securities--Federal Trust Fund, current rate                 56,600
              6.460%...............................................................
                                                                                     -------------
             Total short-term securities (cost: $56,600)...........................         56,600
                                                                                     -------------
             Total investments in securities (cost: $4,894,959) (c)................  $   4,891,826
                                                                                     =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) Also represents the cost of securities for federal income tax purposes at June 30, 2000.

                                                           VALUE STOCK PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
COMMON STOCK (97.4%)
  BASIC MATERIALS (4.4%)
    Aluminum (1.0%)
    55,796   Alcoa Aluminio...................................  $   1,618,084
                                                                -------------
    Chemicals (1.3%)
    44,533   E.I. DuPont de Nemours & Company.................      1,948,319
    10,700   Lyondell Petrochemical Company...................        179,225
                                                                -------------
                                                                    2,127,544
                                                                -------------
    Mining (.9%)
    38,400   Phelps Dodge Corporation.........................      1,428,000
                                                                -------------
    Paper and Forest (1.2%)
    65,300   International Paper Company......................      1,946,756
                                                                -------------
  CAPITAL GOODS (3.8%)
    Electrical Equipment (.9%)
    27,000   General Electric Company.........................      1,431,000
                                                                -------------
    Machinery (1.2%)
    55,000   Deere & Company..................................      2,035,000
                                                                -------------
    Manufacturing (.7%)
    14,500   Minnesota Mining and Manufacturing...............      1,196,250
                                                                -------------
    Office Equipment (1.0%)
    24,400   Lexmark International Group, Inc. (b)............      1,640,900
                                                                -------------
  COMMUNICATION SERVICES (17.8%)
    Telecommunication (4.2%)
    42,100   Adelphia Business Solutions, Inc. (b)............        976,194
    24,400   MCI Worldcom, Inc. (b)...........................      1,119,350
    64,700   Sprint Corporation...............................      3,299,700
    24,300   Sprint Corporation PCS (b).......................      1,445,850
                                                                -------------
                                                                    6,841,094
                                                                -------------
    Telephone (13.6%)
    93,337   AT&T Corporation (b).............................      2,951,783
    26,300   AT&T Corporation (b).............................        733,112
    80,950   Bellsouth Corporation............................      3,450,494
    86,070   GTE Corporation..................................      5,357,857
    53,400   Nextlink Communications, Inc. (b)................      2,025,862
   118,710   SBC Communications, Inc..........................      5,134,207
    30,200   US West, Inc. (b)................................      2,589,650
                                                                -------------
                                                                   22,242,965
                                                                -------------
  CONSUMER CYCLICAL (4.5%)
    Auto (1.7%)
    41,265   Ford Motor Company...............................      1,774,395
    17,072   General Motors Corporation.......................        991,243
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER CYCLICAL--CONTINUED

     1,244   Visteon Corporation..............................  $      15,083
                                                                -------------
                                                                    2,780,721
                                                                -------------
    Broadcasting (1.1%)
    72,800   AT&T Corporation--Liberty Media Group (b)........      1,765,400
                                                                -------------
    Retail (.5%)
    15,300   Wal-Mart Stores, Inc.............................        881,662
                                                                -------------
    Service (1.2%)
   142,875   Cendant Corporation (b)..........................      2,000,250
                                                                -------------
  CONSUMER STAPLES (4.8%)
    Entertainment (4.3%)
    10,400   Time Warner, Inc. (b)............................        790,400
    20,900   Time Warner, Inc.................................      1,345,437
    30,271   Viacom, Inc. (b).................................      2,064,104
    73,300   Walt Disney Company..............................      2,844,956
                                                                -------------
                                                                    7,044,897
                                                                -------------
    Food (.5%)
    39,500   Flowers Industries, Inc..........................        787,531
                                                                -------------
  ENERGY (14.0%)
    Oil (10.0%)
    47,683   BP Amoco PLC (c).................................      2,697,070
    31,420   Chevron Corporation..............................      2,664,809
    24,700   Diamond Offshore Drilling, Inc...................        867,587
   117,852   Exxon Mobile Corporation.........................      9,251,381
    16,300   Royal Dutch Petroleum Company (c)................      1,003,469
                                                                -------------
                                                                   16,484,316
                                                                -------------
    Oil & Gas (4.0%)
    62,800   Baker Hughes, Inc................................      2,009,600
    29,700   Global Marine, Inc. (b)..........................        837,169
    47,500   Nabors Industries, Inc. (b)......................      1,974,219
    10,500   Santa Fe International Corporation...............        366,844
    25,900   Transocean Offshore, Inc.........................      1,384,031
                                                                -------------
                                                                    6,571,863
                                                                -------------
  FINANCIAL (27.7%)
    Auto Finance (.6%)
    29,800   Fleet Boston Financial Corporation...............      1,013,200
                                                                -------------
    Banks (5.0%)
    66,880   Bank Of America Corporation......................      2,875,840
    55,522   Chase Manhattan Corporation......................      2,557,482
    73,600   Wells Fargo & Company............................      2,852,000
                                                                -------------
                                                                    8,285,322
                                                                -------------

              See accompanying notes to investments in securities.

VALUE STOCK PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  FINANCIAL--CONTINUED
    Consumer Finance (3.1%)
    35,100   American Express Company.........................  $   1,829,587
    74,900   Capital One Financial Corporation................      3,342,412
                                                                -------------
                                                                    5,171,999
                                                                -------------
    15,900   Diamonds Trust...................................      1,659,562
                                                                -------------
    Finance--Diversified (8.2%)
   131,430   CitiGroup, Inc...................................      7,918,658
    84,110   Federal National Mortgage Association............      4,389,491
    28,500   Freddie Mac......................................      1,154,250
                                                                -------------
                                                                   13,462,399
                                                                -------------
    Insurance (5.0%)
    44,300   American International Group.....................      5,205,250
    89,000   Nationwide Financial Services, Inc...............      2,925,875
                                                                -------------
                                                                    8,131,125
                                                                -------------
    Investment Bankers/Brokers (4.1%)
    21,100   Merrill Lynch & Company, Inc.....................      2,426,500
    50,810   Morgan Stanley Dean Witter & Company.............      4,229,933
                                                                -------------
                                                                    6,656,433
                                                                -------------
    Real Estate Investment Trust (.7%)
    49,300   Highwoods Properties, Inc........................      1,183,200
                                                                -------------
  HEALTH CARE (3.5%)
    Drugs (2.6%)
    51,300   Pfizer, Inc......................................      2,462,400
    36,300   Schering Plough Corporation......................      1,833,150
                                                                -------------
                                                                    4,295,550
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  HEALTH CARE--CONTINUED

    Health Care--Diversified (.9%)
    32,400   Abbott Laboratories..............................  $   1,443,825
                                                                -------------
  TECHNOLOGY (12.3%)
    35,700   American Tower Corporation (b)...................      1,488,244
     8,100   Computer Associates International, Inc...........        414,619
    11,400   EMC Corporation (b)..............................        877,088
    25,400   Gateway, Inc. (b)................................      1,441,450
    13,600   Hewlett-Packard Company..........................      1,698,300
     7,000   Intel Corporation................................        935,813
    18,340   International Business Machines Corporation......      2,009,376
    39,900   Lam Research Corporation (b).....................      1,496,250
    18,300   Lucent Technologies, Inc.........................      1,084,275
    60,900   McLeodUSA, Inc. (b)..............................      1,259,869
    48,500   Microsoft (b)....................................      3,880,000
    70,200   Motorola, Inc....................................      2,040,188
    14,400   Nokia Oyj (c)....................................        719,100
    11,800   Texas Instruments, Inc...........................        810,513
                                                                -------------
                                                                   20,155,085
                                                                -------------
  UTILITIES (4.6%)
    Electric Companies (3.3%)
    60,000   AES Corporation (b)..............................      2,737,500
    67,400   PECO Energy Company..............................      2,717,063
                                                                -------------
                                                                    5,454,563
                                                                -------------
    Natural Gas (1.3%)
    32,500   Enron Corporation................................      2,096,249
                                                                -------------
Total common stock (cost: $148,624,679).......................    159,832,745
                                                                -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.5%)
$2,536,217  Provident Institutional Funds--TempFund                 2,536,217
             Portfolio, current rate 6.460%..................
                                                               --------------
            Total short-term securities (cost: $2,536,217)...       2,536,217
                                                               --------------
            Total investments in securities (cost:
             $151,160,896) (d)...............................  $  162,368,962
                                                               ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.7% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $153,388,108. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........................  $   20,930,151
      Gross unrealized depreciation..........................     (11,949,297)
                                                               --------------
      Net unrealized appreciation............................  $    8,980,854
                                                               ==============

                                                   SMALL COMPANY VALUE PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
COMMON STOCK (96.4%)
  BASIC MATERIALS (10.3%)
    Chemicals (9.3%)
  34,487   Agrium, Inc. (c).................................  $     297,450
  24,000   American Pacific Corporation (b).................        135,000
   1,839   Bush Boake Allen, Inc. (b).......................         80,456
   1,500   Cabot Microcelectronics Corporation (b)..........         68,625
   5,700   Cambrex Corporation..............................        256,500
  11,406   Lilly Industries, Inc............................        342,893
  14,000   Stepan Company...................................        325,500
                                                              -------------
                                                                  1,506,424
                                                              -------------
    Iron and Steel (.4%)
   2,814   Belden, Inc......................................         72,109
                                                              -------------
    Paper and Forest (.6%)
   9,000   Packaging Corporation of America (b).............         91,125
                                                              -------------
  CAPITAL GOODS (14.7%)
    Aerospace/Defense (2.2%)
  26,000   BE Aerospace, Inc. (b)...........................        178,750
   1,695   Curtiss Wright Corporation.......................         63,033
   5,500   Primex Technologies, Inc.........................        121,000
                                                              -------------
                                                                    362,783
                                                              -------------
    Electrical Equipment (.3%)
     900   Capstone Turbine Corporation (b).................         40,556
                                                              -------------
    Machinery (4.4%)
  10,033   CTB International Corporation (b)................         67,723
  18,000   Denison International PLC (b)(c).................        227,250
  18,800   JLG Industries, Inc..............................        223,250
  19,000   Wabtec Corporation...............................        197,125
                                                              -------------
                                                                    715,348
                                                              -------------
    Manufacturing (4.5%)
  15,000   Gentek, Inc......................................        167,812
   1,887   GSI Group, Inc. (b)..............................         66,281
   8,277   Hawk Corporation (b).............................         62,595
  10,600   Specialty Equipment Companies, Inc. (b)..........        287,525
   5,843   Steelcase, Inc...................................         99,331
   2,965   Wolverine Tube, Inc. (b).........................         50,405
                                                              -------------
                                                                    733,949
                                                              -------------
    Metal Fabrication (3.3%)
  13,000   ABC-NACO, Inc. (b)...............................        104,000
  19,475   Ladish Company, Inc. (b).........................        189,881
   8,000   Lindberg Corporation.............................         57,000
   5,354   Penn Engineering & Manufacturing Corporation.....        188,728
                                                              -------------
                                                                    539,609
                                                              -------------
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  COMMUNICATION SERVICES (.5%)
    Cellular (.1%)
   1,400   UbiquiTel, Inc. (b)..............................  $      13,212
                                                              -------------
    Telecommunication (.4%)
   2,110   Allied Riser Communications Corporation (b)......         29,804
   3,257   Channell Commercial Corporation (b)..............         39,084
                                                              -------------
                                                                     68,888
                                                              -------------
  CONSUMER CYCLICAL (27.8%)
    Auto (7.7%)
   6,000   American Axle & Manufacturing Holdings (b).......         85,125
  13,000   Borg-Warner Automotive, Inc......................        456,625
  11,572   Dura Automotive Systems, Inc. (b)................        125,122
  15,821   Federal Mogul Corporation........................        151,288
   3,080   Intermet Corporation.............................         21,175
  35,000   Simpson Industries, Inc..........................        263,594
  28,000   Titan International, Inc. (b)....................        148,750
                                                              -------------
                                                                  1,251,679
                                                              -------------
    Building Materials (.4%)
   3,028   Nortek, Inc. (b).................................         59,803
                                                              -------------
   2,956   Geon Company.....................................         54,686
                                                              -------------
    Leisure (4.4%)
  17,000   International Game Technology (b)................        450,500
  15,800   Steinway Musical Instruments, Inc. (b)...........        260,700
                                                              -------------
                                                                    711,200
                                                              -------------
    Lodging--Hotel (.6%)
   3,075   MGM Grand, Inc...................................         98,784
                                                              -------------
    Photography/Imagery (.3%)
   2,553   CPI Corporation..................................         53,932
                                                              -------------
    Publishing (4.4%)
   8,000   A.H. Belo Corporation............................        138,500
  28,000   Hollinger International, Inc.....................        381,500
   7,000   R.H. Donnelley Corporation.......................        200,375
                                                              -------------
                                                                    720,375
                                                              -------------
    Retail (2.5%)
  20,000   Bradlees, Inc. (b)...............................        112,500
   8,000   Consolidated Stores Corporation (b)..............         96,000
   4,300   OshKosh BGosh, Inc...............................         70,412
   1,236   Ritchie Brothers Auctioneers, Inc. (b)(c)........         29,587
   3,289   Whitehall Jewellers, Inc. (b)....................         61,258
   2,511   Wilsons The Leather Experts, Inc. (b)............         36,880
                                                              -------------
                                                                    406,637
                                                              -------------

              See accompanying notes to investments in securities.

SMALL COMPANY VALUE PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  CONSUMER CYCLICAL--CONTINUED
    Service (7.0%)
   8,500   Anchor Gaming (b)................................  $     407,469
   5,000   Argosy Gaming Company (b)........................         71,875
   6,000   Circus Circus (b)................................        120,000
   3,200   Exult, Inc. (b)..................................         32,000
  24,000   Harrahs Entertainment, Inc. (b)..................        502,500
     300   ValueClick, Inc. (b).............................          3,075
                                                              -------------
                                                                  1,136,919
                                                              -------------
    Textiles (.2%)
   4,173   Polymer Group, Inc...............................         38,600
                                                              -------------
  CONSUMER STAPLES (4.8%)
    Agriculture Products (.8%)
   4,700   Corn Products International, Inc.................        124,550
                                                              -------------
    Beverage (.5%)
   2,100   Beringer Wine Estates Holdings, Inc. (b).........         74,156
                                                              -------------
    Broadcasting (.5%)
  12,000   Interep National Radio Sales, Inc. (b)...........         63,750
   2,483   Salem Communications Corporation (b).............         23,045
                                                              -------------
                                                                     86,795
                                                              -------------
    Entertainment (1.7%)
  11,000   Championship Auto Racing Teams, Inc. (b).........        280,500
                                                              -------------
    Restaurants (.6%)
  30,000   Zapata Corporation (b)...........................         93,750
                                                              -------------
    Service (.7%)
   5,676   Amerco, Inc. (b).................................        113,520
                                                              -------------
  ENERGY (9.6%)
    Oil & Gas (9.6%)
   8,100   Basin Exploration, Inc. (b)......................        144,788
   2,100   Cabot Oil & Gas Corporation......................         44,494
  27,300   Canadian 88 Energy Corporation (b)(c)............         56,306
   2,200   Cross Timbers Oil Company........................         48,675
   3,700   HS Resources, Inc. (b)...........................        111,000
  16,024   Ocean Energy, Inc. (b)...........................        227,340
   3,700   OSCA, Inc. (b)...................................         62,437
   8,000   Plains Resources, Inc. (b).......................        127,500
   7,122   Pure Resources, Inc. (b).........................        127,306
  30,000   Ranger Oil, Ltd. (b)(c)..........................        165,000
  21,000   Western Gas Resources, Inc.......................        441,000
                                                              -------------
                                                                  1,555,846
                                                              -------------
  FINANCIAL (8.9%)
    Banks (.8%)
   7,670   Staten Island Bancorp, Inc.......................        135,184
                                                              -------------
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  FINANCIAL--CONTINUED
    Finance--Diversified (.5%)
   4,318   Dollar Thrifty Auto Group, Inc. (b)..............  $      79,613
                                                              -------------
    Insurance (5.2%)
  18,258   ACE, Ltd. (c)....................................        511,224
   2,500   Everest Re Group, Ltd............................         82,187
   1,986   PartnerRe, Ltd. (c)..............................         70,379
   4,300   RenaissanceRe Holding, Ltd.......................        187,319
                                                              -------------
                                                                    851,109
                                                              -------------
    Real Estate Investment Trust (.4%)
   5,274   Entertainment Properties Trust...................         72,847
                                                              -------------
    Savings and Loans (2.0%)
  18,059   PBOC Holdings, Inc. (b)..........................        153,501
   8,998   Richmond County Financial Corporation............        172,087
                                                              -------------
                                                                    325,588
                                                              -------------
  HEALTH CARE (2.2%)
    Biotechnology (.9%)
   1,465   Aviron (b).......................................         45,232
     400   Charles River Laboratories International.........          8,875
     900   Intermune Pharmaceuticals, Inc. (b)..............         37,181
   4,318   Invivo Corporation (b)...........................         47,498
                                                              -------------
                                                                    138,786
                                                              -------------
    Drugs (.3%)
   1,700   Sangstat Medical Corporation (b).................         49,088
                                                              -------------
    Hospital Management (.2%)
   2,000   Community Health Systems (b).....................         32,375
                                                              -------------
    Medical Products/Supplies (.8%)
   4,000   Aradigm Corporation (b)..........................         70,000
   2,200   Cepheid, Inc. (b)................................         19,388
   1,400   Conmed Corporation (b)...........................         36,225
                                                              -------------
                                                                    125,613
                                                              -------------
  TECHNOLOGY (14.7%)
     200   Accelerated Networks, Inc........................          8,438
   3,100   Accord Networks, Inc. (b)(c).....................         28,675
     999   ADC Telecommunications, Inc. (b).................         83,791
     933   Alamosa PCS Holdings, Inc. (b)...................         19,476
   2,300   August Technology Corporation (b)................         37,806
   9,600   BEI Technologies, Inc............................        245,400
  12,000   Bell & Howell Company (b)........................        291,000
   1,100   Click Commerce, Inc. (b).........................         24,888
   5,600   Coherent, Inc. (b)...............................        469,700
   1,400   eFunds Corporation (b)...........................         16,275
     300   ExFo Electro-Optical Engineering, Inc. (b)(c)....         13,163
   3,000   Fair Issac & Company.............................        132,000
     400   FairMarket, Inc. (b).............................          2,825

              See accompanying notes to investments in securities.

                                                   SMALL COMPANY VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  TECHNOLOGY--CONTINUED
   8,000   Hutchinson Technology, Inc. (b)..................  $     114,000
   3,700   Imation Corporation (b)..........................        108,688
     700   Infineon Technologies Ag (b)(c)..................         55,475
   2,956   L-3 Communications Holdings, Inc. (b)............        168,677
   1,171   Lifeminders.com, Inc. (b)........................         34,618
     500   Manufacturers' Services, Ltd. (b)................         10,281
     200   Marvell Technology Group, Ltd. (c)...............         11,400
     600   Mobility Electronics, Inc. (b)...................          7,200
   1,056   Nogatech, Inc. (b)...............................          6,996
   5,100   Nova Measuring Instruments, Ltd. (b).............         81,919
   2,600   Pixelworks, Inc. (b).............................         59,150
     900   Precise Software Solutions, Ltd. (b).............         21,600
   1,900   SCG Holding Corporation (b)......................         41,563
   2,249   Spectrasite Holdings, Inc. (b)...................         63,815
     100   StorageNetworks, Inc.............................          9,025
     500   Stratos Lightwave, Inc...........................         13,938
   5,600   Thomas and Betts Corporation.....................        107,100
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  TECHNOLOGY--CONTINUED
   3,000   UTStarom, Inc. (b)...............................  $      91,125
     100   Virage, Inc......................................          1,806
     100   Websense, Inc. (b)...............................          2,513
                                                              -------------
                                                                  2,384,326
                                                              -------------
  TRANSPORTATION (1.9%)
    Air Freight (.4%)
  14,000   AirNet Systems, Inc. (b).........................         63,875
                                                              -------------
    Airlines (1.0%)
  28,000   Mesa Air Group, Inc. (b).........................        154,875
                                                              -------------
    Railroads (.5%)
   5,068   Genesee & Wyoming, Inc. (b)......................         84,889
                                                              -------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
  10,500   Western Resources, Inc...........................        162,750
                                                              -------------
Total common stock (cost: $14,602,714)......................     15,666,653
                                                              -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (4.3%)
$279,000   American Express Credit                                  279,000
            Corporation, Commercial
            Paper....................   6.750%   07/06/2000
     504   Provident Institutional Fund--TempFund Portfolio             504
            current rate 6.460%............................
 356,949   Wells Fargo & Company--Cash Investment Fund,             356,949
            current rate 5.60%.............................
  67,138   Wells Fargo & Company--Treasury Plus Fund,                67,138
            current rate 5.60%.............................
                                                             --------------
           Total short-term securities (cost: $703,591)....         703,591
                                                             --------------
           Total investments in securities
            (cost: $15,306,305) (d)........................  $   16,370,244
                                                             ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.7% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $15,322,262. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation.......................  $    2,332,289
      Gross unrealized depreciation.......................      (1,284,307)
                                                            --------------
      Net unrealized appreciation.........................  $    1,047,982
                                                            ==============

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
---------                                                                            --------------
LONG-TERM DEBT SECURITIES (91.8%)
  ARGENTINA (.3%)
    Government (.3%)
     142,681   Republic of Argentina (Argentina Peso)...........   2.807%  04/01/07  $      98,881
                                                                                     -------------
  CANADA (2.3%)
    Government (2.3%)
     450,000   Government of Canada (U.S. Dollar)...............   6.375%  11/30/04        438,920
     150,000   Ontario Province of Canada (U.S. Dollar).........   7.625%  06/22/04        151,710
     200,000   Quebec Province (U.S. Dollar)....................   5.750%  02/15/09        178,928
                                                                                     -------------
                                                                                           769,558
                                                                                     -------------
  DENMARK (4.7%)
    Government (4.7%)
   6,290,000   Denmark (Danish Krona)...........................   6.000%  11/15/09        818,850
   5,400,000   Denmark (Danish Krona)...........................   8.000%  03/15/06        763,097
                                                                                     -------------
                                                                                         1,581,947
                                                                                     -------------
  GERMANY (5.5%)
    Government (5.5%)
   1,440,000   Bundesrepublic (Euro)............................   4.750%  07/04/28      1,226,135
     262,000   Corporate Adina de Fomento (Euro)................   4.750%  05/06/04        234,882
     362,000   Deutschland Republic (Euro)......................   6.500%  07/04/27        388,811
                                                                                     -------------
                                                                                         1,849,828
                                                                                     -------------
  GREECE (8.9%)
    Electrical Equipment (.7%)
     300,000   Public Power Corporation (Euro)..................   4.500%  03/12/09        249,395
                                                                                     -------------
    Government (8.2%)
 305,000,000   Hellenic Republic (Greek Drachma)................   6.000%  02/19/06        858,726
 210,000,000   Hellenic Republic (Greek Drachma)................   6.500%  10/22/19        607,029
 121,100,000   Hellenic Republic (Greek Drachma)................   7.500%  05/20/13        381,850
 300,000,000   Hellenic Republic (Greek Drachma)................   8.700%  04/08/05        937,891
                                                                                     -------------
                                                                                         3,034,891
                                                                                     -------------
  JAPAN (14.2%)
    Government (13.2%)
 130,000,000   Japan (Japanese Yen).............................   1.000%  04/20/04      1,230,688
 123,000,000   Japan (Japanese Yen).............................   1.100%  03/21/05      1,161,286
  31,000,000   Japan (Japanese Yen).............................   1.300%  06/20/05        294,905
 169,850,000   Japan (Japanese Yen).............................   3.100%  09/20/06      1,764,055
    Investment Bankers/Brokers (1.0%)
   5,000,000   Citic Hong Kong Finance (Japanese Yen)...........   2.800%  03/27/03        321,447
                                                                                     -------------
                                                                                         4,772,381
                                                                                     -------------
  LUXEMBOURG (.6%)
    Investment Bankers/Brokers (.6%)
      90,000   PTC International Finance (Euro).................  11.250%  12/01/09         90,026
     100,000   SWT Finance (Euro)...............................  12.500%  06/01/10         96,172
                                                                                     -------------
                                                                                           186,198
                                                                                     -------------

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
---------                                                                            --------------
  MEXICO (3.8%)
    Government (3.8%)
   3,000,000   International Bank of Reconstruction &                                $     303,185
                Development (Mexican Peso)......................  15.875%  02/28/03
 100,000,000   United Mexican States (Japanese Yen).............   3.000%  12/01/03        967,255
                                                                                     -------------
                                                                                         1,270,440
                                                                                     -------------
  NETHERLANDS (1.1%)
    Telecommunication (1.1%)
     150,000   KPNQwest (Euro)..................................   7.125%  06/01/09        129,153
     140,000   United Pan-Europe (Euro).........................  10.875%  08/01/09        115,978
     160,000   Versatel Telecom (Euro)..........................  11.250%  03/30/10        139,415
                                                                                     -------------
                                                                                           384,546
                                                                                     -------------
  NORWAY (4.4%)
    Government (4.4%)
   6,320,000   Norway (Norwegian Krone).........................   5.750%  11/30/04        712,190
   6,630,000   Norway (Norwegian Krone).........................   6.750%  01/15/07        787,392
                                                                                     -------------
                                                                                         1,499,582
                                                                                     -------------
  SLOVAKIA (.6%)
    Government (.6%)
   7,800,000   European Bank of Reconstruction & Development                               194,721
                (Slovak Koruna).................................  15.700%  05/10/02
                                                                                     -------------
  SOUTH AFRICA (3.1%)
    Government (3.1%)
   5,000,000   International Bank Reconstruction and Development                           138,450
                (South African Rand) (c)........................  15.424%  05/14/12
  15,000,000   International Bank Reconstruction and Development                           196,665
                (South African Rand) (c)........................  14.588%  12/29/17
   2,420,000   South Africa (South African Rand)................  12.000%  02/28/05        337,550
   2,800,000   South Africa (South African Rand)................  13.000%  08/31/10        386,214
                                                                                     -------------
                                                                                         1,058,879
                                                                                     -------------
  UNITED KINGDOM (4.1%)
    Air Freight (.3%)
     110,000   Stagecoach Holdings (Euro).......................   6.000%  11/24/04         95,373
    Broadcasting (.6%)
     250,000   British Sky Broadcasting (U.S. Dollar)...........   6.875%  02/23/09        215,759
    Electrical Equipment (1.5%)
     320,000   UK Treasury (British Sterling Pound).............   6.750%  11/26/04        506,254
     500,000   BAT International Finance (Euro).................   4.250%  04/14/04        442,416
    Food (.4%)
      90,000   Premier (British Sterling Pound).................  12.250%  09/01/09        128,298
                                                                                     -------------
                                                                                         1,388,100
                                                                                     -------------
  UNITED STATES (38.2%)
    Auto Finance (.7%)
     250,000   Ford Motor Credit Corporation (U.S. Dollar)......   7.500%  03/15/05        248,631
    Chemicals (.7%)
     250,000   IMC Global, Inc. (U.S. Dollar)...................   6.625%  10/15/01        245,860
    Containers--Metal/Glass (.9%)
     300,000   Crown Cork & Seal Company, Inc. (U.S. Dollar)....   7.125%  09/01/02        290,136
    Electric Companies (.7%)
     250,000   Wisconsin Power & Light (U.S. Dollar)............   7.000%  06/15/07        243,266
    Oil (.7%)
     250,000   Conoco, Inc. (U.S. Dollar).......................   5.900%  04/15/04        238,500

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(A)
---------                                                                            --------------
  UNITED STATES--CONTINUED
    Retail (.7%)
     250,000   Wal-Mart Stores, Inc. (U.S. Dollar)..............   6.875%  08/10/09  $     244,465
    Telecommunication (.9%)
     200,000   AT&T Corporation (U.S. Dollar)...................   5.625%  03/15/04        188,250
      90,000   NTL, Inc. (British Sterling Pound)...............   9.500%  04/01/08        123,112
    Telephone (.8%)
     250,000   GTE Corporation (U.S. Dollar)....................   9.100%  06/01/03        259,623
    U.S. Government and Agencies Obligations (32.1%)
     568,032   FHLM (U.S. Dollar)...............................   6.500%  06/01/29        536,027
     215,149   FHLMC (U.S. Dollar)..............................   6.500%  05/01/13        207,714
     350,000   FHLMC (U.S. Dollar)..............................   7.000%  03/15/10        347,051
     243,028   FNMA (U.S. Dollar)...............................   6.000%  11/15/29        222,304
     900,000   FNMA (U.S. Dollar)...............................   6.500%  08/15/04        882,545
      97,277   FNMA (U.S. Dollar)...............................   6.500%  08/01/14         93,802
     200,000   FNMA (U.S. Dollar)...............................   6.625%  09/15/09        192,880
     145,456   FNMA (U.S. Dollar)...............................   7.000%  03/01/15        142,592
     426,812   FNMA (U.S. Dollar)...............................   7.000%  02/01/29        413,613
     244,028   FNMA (U.S. Dollar)...............................   7.000%  11/15/29        235,583
     192,142   FNMA (U.S. Dollar)...............................   7.000%  11/15/29        185,494
     200,000   FNMA (U.S. Dollar)...............................   7.125%  02/15/05        200,693
     146,539   GNMA (U.S. Dollar)...............................   7.500%  10/15/29        145,596
     139,242   GNMA (U.S. Dollar)...............................   8.000%  10/15/29        140,801
     600,000   U.S. Treasury Bond (U.S. Dollar).................   6.000%  08/15/09        595,125
     900,000   U.S. Treasury Bond (U.S. Dollar).................   6.125%  08/15/29        909,783
     500,000   U.S. Treasury Note (U.S. Dollar).................   4.750%  02/15/04        475,313
   1,150,000   U.S. Treasury Note (U.S. Dollar).................   5.250%  02/15/29      1,020,266
     470,000   U.S. Treasury Note (U.S. Dollar).................   6.000%  02/15/26        459,425
     150,000   U.S. Treasury Note (U.S. Dollar).................   6.250%  05/15/30        157,452
   1,900,000   U.S. Treasury Note (U.S. Dollar).................   6.625%  05/31/02      1,907,125
     250,000   U.S. Treasury Note (U.S. Dollar).................   6.875%  05/15/06        257,265
   1,500,000   U.S. Treasury Strip (U.S. Dollar) (c)............   6.190%  11/15/04      1,140,209
                                                                                     -------------
                                                                                        12,950,501
                                                                                     -------------
               Total long-term debt securities (cost: $31,718,503).................     31,040,453
                                                                                     -------------

SHORT-TERM SECURITIES (2.3%)
     795,705  Temporary Investment Fund--Temp Fund Portfolio, (U.S. Dollar)                795,705
               current rate 6.460%................................................
                                                                                    --------------
              Total short-term securities (cost: $795,705)........................         795,705
                                                                                    --------------
              Total investments in securities (cost: $32,514,208) (d).............  $   31,836,158
                                                                                    ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $32,629,678. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation...............................................  $      276,024
      Gross unrealized depreciation...............................................      (1,069,544)
                                                                                    --------------
      Net unrealized depreciation.................................................  $     (793,520)
                                                                                    ==============

                                                     INDEX 400 MID-CAP PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
COMMON STOCK (89.7%)
  BASIC MATERIALS (4.7%)
    Agriculture Products (.1%)
       778   NCO Group, Inc. (b)..............................  $      17,991
                                                                -------------
    Chemicals (2.5%)
       903   A. Schulman, Inc.................................         10,892
     2,038   Airgas, Inc......................................         11,591
     1,370   Albemarle Corporation............................         27,057
     2,066   Cabot Corporation................................         56,298
     3,621   Crompton Corporation.............................         44,360
     1,237   Cytec Industries, Inc. (b).......................         30,538
       716   Dexter Corporation...............................         34,368
     2,446   Ethyl Corporation................................          6,115
     1,034   Ferro Corporation................................         21,714
       942   Georgia Gulf Corporation.........................         19,605
       475   H.B. Fuller Company..............................         21,642
     3,485   IMC Global, Inc..................................         45,305
     1,600   Lubrizol Corporation.............................         33,600
     3,580   Lyondell Petrochemical Company...................         59,965
     1,433   M.A. Hanna Company...............................         12,897
       665   Minerals Technologies, Inc.......................         30,590
     1,320   Olin Corporation.................................         21,780
     1,500   Quest Diagnostics, Inc. (b)......................        107,344
     3,243   RPM, Inc.........................................         32,835
     3,353   Solutia, Inc.....................................         46,104
     1,400   Valspar Corporation..............................         47,250
     1,007   Wellman, Inc.....................................         16,301
                                                                -------------
                                                                      738,151
                                                                -------------
    Construction (.6%)
     1,469   Martin Marietta Materials, Inc...................         59,403
     1,160   Southdown, Inc...................................         66,990
     1,449   USG Corporation (b)..............................         44,013
                                                                -------------
                                                                      170,406
                                                                -------------
    Iron and Steel (.2%)
     3,353   AK Steel Corporation.............................         26,824
       586   Carpenter Technology Corporation.................         12,379
       295   Cleveland-Cliffs, Inc............................          7,615
       726   Ryerson Tull, Inc................................          7,532
     1,321   UCAR International, Inc..........................         17,256
                                                                -------------
                                                                       71,606
                                                                -------------
    Paper and Forest (1.3%)
     1,614   Bowater, Inc.....................................         71,218
       568   Chesapeake Corporation...........................         16,827
     2,760   Consolidated Papers, Inc.........................        100,912
     1,514   Longview Fibre Company...........................         16,749
     1,237   P.H. Glatfelter Company..........................         12,602
       834   Rayonier, Inc....................................         29,920
     3,104   Sonoco Products Company..........................         63,826
     2,528   The Timber Company...............................         54,668
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  BASIC MATERIALS--CONTINUED
     1,506   Wausau-Mosinee Paper Corporation.................  $      12,895
                                                                -------------
                                                                      379,617
                                                                -------------
  CAPITAL GOODS (4.5%)
    Aerospace/Defense (.2%)
       755   Precision Castparts Corporation..................         34,164
       277   Sequa Corporation................................         10,578
                                                                -------------
                                                                       44,742
                                                                -------------
    Electrical Equipment (1.5%)
     2,121   Diebold, Inc.....................................         59,123
     1,897   Hubbell, Inc.....................................         48,373
       683   Magnetek, Inc. (b)...............................          5,464
     4,407   SCI Systems, Inc. (b)............................        172,699
     4,118   Vishay Intertechnology, Inc. (b).................        156,227
                                                                -------------
                                                                      441,886
                                                                -------------
    Engineering/Construction (.8%)
       823   Granite Construction, Inc........................         20,163
       793   Jacobs Engineering Group, Inc.(b)................         25,921
       981   Newport News Shipbuilding, Inc...................         36,052
     1,750   Quanta Services, Inc. (b)........................         96,250
     2,763   Varco International, Inc. (b)....................         64,240
                                                                -------------
                                                                      242,626
                                                                -------------
    Machinery (.6%)
     1,745   Agco Corporation.................................         21,376
       891   Albany International                                      12,919
              Corporation (b).................................
     1,700   Hanover Compressor Company (b)...................         64,600
       923   Kaydon Corporation...............................         19,383
       907   Kennametal, Inc..................................         19,444
       633   Tecumseh Products Company........................         24,173
                                                                -------------
                                                                      161,895
                                                                -------------
    Manufacturing (1.0%)
       942   Ametek, Inc......................................         16,485
       900   Carlisle Companies, Inc..........................         40,500
     1,349   Donaldson Company, Inc...........................         26,643
     1,351   Federal Signal Corporation.......................         22,291
     1,093   Flowserve Corporation............................         16,463
       540   Nordson Corporation..............................         27,337
     1,412   Pentair, Inc.....................................         50,126
       820   Stewart & Stevenson Services, Inc................         12,351
     1,115   Teleflex, Inc....................................         41,325
     1,155   Trinity Industries, Inc..........................         21,367
     1,142   York International Corporation...................         29,835
                                                                -------------
                                                                      304,723
                                                                -------------
    Metal Fabrication ( -- )
       187   Maxxam, Inc. (b).................................          3,319
                                                                -------------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CAPITAL GOODS--CONTINUED
    Office Equipment (.4%)
     2,416   Herman Miller, Inc...............................  $      62,514
     1,768   Hon Industries, Inc..............................         41,548
       816   Standard Register Company........................         11,628
     1,227   Wallace Computer Services, Inc...................         12,117
                                                                -------------
                                                                      127,807
                                                                -------------
  COMMUNICATION SERVICES (1.7%)
    Telecommunication (.5%)
     1,554   Comsat Corporation...............................         38,364
       978   Polycom, Inc. (b)................................         92,024
                                                                -------------
                                                                      130,388
                                                                -------------
    Telephone (1.2%)
     6,538   Broadwing, Inc...................................        169,579
     1,910   Telephone and Data Systems, Inc..................        191,477
                                                                -------------
                                                                      361,056
                                                                -------------
  CONSUMER CYCLICAL (11.0%)
    Auto (1.2%)
       690   Arvin Industries, Inc............................         11,989
       686   Bandag, Inc......................................         16,635
       823   Borg-Warner Automotive, Inc......................         28,908
     2,163   Federal Mogul Corporation........................         20,684
     1,176   Harsco Corporation...............................         29,988
     1,966   Lear Corporation (b).............................         39,320
     1,298   Mark IV Industries, Inc..........................         27,096
     1,826   Meritor Automotive, Inc..........................         20,086
       893   Modine Manufacturing Company.....................         24,111
       934   SPX Corporation (b)..............................        112,956
       812   Superior Industries International, Inc...........         20,909
                                                                -------------
                                                                      352,682
                                                                -------------
    Building Materials (.4%)
     2,173   American Standard Companies, Inc. (b)............         89,093
     4,193   Clayton Homes, Inc...............................         33,544
                                                                -------------
                                                                      122,637
                                                                -------------
    Construction (.1%)
     1,205   Lancaster Colony Corporation.....................         23,121
                                                                -------------
    Houseware (.1%)
     1,446   Furniture Brands International, Inc. (b).........         21,871
                                                                -------------
    Leisure (.6%)
     2,229   Callaway Golf Company............................         36,361
     1,019   Gtech Holdings Corporation (b)...................         23,119
     2,299   International Game Technology....................         60,923
     2,393   Premier Parks, Inc. (b)..........................         54,441
                                                                -------------
                                                                      174,844
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER CYCLICAL--CONTINUED
    Publishing (1.9%)
     3,571   A.H. Belo Corporation............................  $      61,823
     2,012   Harte-Hanks, Inc.................................         50,300
       931   Houghton Mifflin Company.........................         43,466
     1,295   Lee Enterprises, Inc.............................         30,190
       811   Media General, Inc. (b)..........................         39,384
     3,225   Readers Digest Association.......................        128,194
       542   Scholastic Corporation (b).......................         33,130
       375   Washington Post..................................        179,250
                                                                -------------
                                                                      565,737
                                                                -------------
    Retail (3.8%)
     3,089   Abercrombie and Fitch                                     37,647
              Company (b).....................................
     1,367   American Eagle Outfitters, Inc. (b)..............         19,138
     2,035   Barnes & Noble, Inc. (b).........................         45,279
     2,254   BJs Wholesale Club, Inc. (b).....................         74,382
     2,266   Borders Group, Inc. (b)..........................         35,265
     2,750   CDW Computer Centers, Inc. (b)...................        171,875
     1,501   Claire's Stores, Inc.............................         28,894
     3,087   Dollar Tree Stores, Inc. (b).....................        122,129
     3,015   Energizer Holdings, Inc. (b).....................         55,024
     5,165   Family Dollar Stores.............................        101,040
     1,214   Fastenal Company.................................         61,459
       906   Lands End, Inc. (b)..............................         30,238
     1,441   Neiman-Marcus Group, Inc. (b)....................         43,500
     3,447   Officemax, Inc. (b)..............................         17,235
       694   Payless ShoeSource, Inc. (b).....................         36,218
     2,695   Ross Stores, Inc.................................         45,983
     4,315   Saks, Inc. (b)...................................         45,307
     1,628   Tech Data Corporation (b)........................         70,920
     1,653   Williams-Sonoma, Inc. (b)........................         53,619
                                                                -------------
                                                                    1,095,152
                                                                -------------
    Service (2.1%)
     2,638   Acxiom Corporation (b)...........................         71,885
     2,322   Apollo Group, Inc. (b)...........................         65,016
     1,802   Checkfree Corporation (b)........................         92,916
     2,139   Devry, Inc. (b)..................................         56,550
     2,757   Mandalay Resort Group (b)........................         55,140
     1,220   Navigant International, Inc. (b).................          5,185
       143   NCH Corporation..................................          5,175
     9,235   Park Place Entertainment Corporation (b).........        112,552
     1,450   Pittston Brinks Group............................         19,847
       881   Rollins, Inc.....................................         13,105
     1,723   Sothebys Holdings................................         30,152
     3,213   Stewart Enterprises, Inc.........................         11,346
     2,883   Viad Corporation.................................         78,562
                                                                -------------
                                                                      617,431
                                                                -------------
    Textiles (.8%)
     1,526   Burlington Industries, Inc. (b)..................          2,575
     3,690   Jones Apparel Group, Inc. (b)....................         86,715

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER CYCLICAL--CONTINUED
     1,621   Mohawk Industries, Inc. (b)......................  $      35,257
     4,021   Shaw Industries, Inc.............................         50,262
     1,732   Unifi, Inc. (b)..................................         21,434
     1,630   Warnaco Group, Inc...............................         12,632
     1,564   Westpoint Stevens, Inc...........................         17,400
                                                                -------------
                                                                      226,275
                                                                -------------
  CONSUMER STAPLES (8.9%)
    Beverage (.2%)
     4,297   Whitman Corporation..............................         53,175
                                                                -------------
    Broadcasting (2.3%)
     1,697   ACNielsen Corporation (b)........................         37,334
     1,117   Chris-Craft Industries, Inc. (b).................         73,792
     3,286   Hispanic Broadcasting Corporation (b)............        108,849
     3,104   Univision Communications,                                321,264
              Inc. (b)........................................
     3,377   Westwood One, Inc. (b)...........................        115,240
                                                                -------------
                                                                      656,479
                                                                -------------
    Entertainment (.2%)
     1,657   International Speedway Corporation...............         68,558
                                                                -------------
    Food (1.4%)
     1,088   Dean Foods Company...............................         34,476
     1,636   Dole Food Company, Inc...........................         26,790
       843   Dreyer's Grand Ice Cream, Inc....................         17,703
     3,054   Flowers Industries, Inc..........................         60,889
     4,345   Hormel Foods Corporation.........................         73,050
     3,244   IBP, Inc.........................................         50,079
     2,003   Interstate Bakeries Corporation..................         28,042
       878   Lance, Inc.......................................          7,902
     2,175   McCormick & Company, Inc.........................         70,687
       849   The JM Smucker                                            16,343
              Company (b)(c)..................................
     1,456   Universal Foods Corporation......................         26,936
                                                                -------------
                                                                      412,897
                                                                -------------
    Food & Health (.2%)
       496   International Multifoods Corporation.............          8,587
       934   Suiza Foods Corporation (b)......................         45,649
                                                                -------------
                                                                       54,236
                                                                -------------
    Household Products (.3%)
     1,409   Blythe Industries, Inc...........................         41,565
     1,138   Church & Dwight Company, Inc.....................         20,484
     3,188   Dial Corporation.................................         33,075
                                                                -------------
                                                                       95,124
                                                                -------------
    Personal Care (.1%)
     1,318   Carter-Wallace, Inc..............................         26,525
     2,150   Perrigo Company (b)..............................         13,572
                                                                -------------
                                                                       40,097
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  CONSUMER STAPLES--CONTINUED
    Restaurants (.7%)
     1,127   Bob Evans Farms..................................  $      16,835
     2,009   Brinker International, Inc. (b)..................         58,763
     1,232   Buffets, Inc. (b)................................         15,631
     1,718   CBRL Group, Inc..................................         25,233
       785   Lone Star Steakhouse & Saloon, Inc...............          7,948
     2,298   Outback Steakhouse, Inc. (b).....................         67,216
       914   Papa Johns International,                                 22,393
              Inc. (b)........................................
                                                                -------------
                                                                      214,019
                                                                -------------
    Retail (.6%)
     1,330   Hannaford Brothers Company.......................         95,594
     1,358   Ruddick Corporation..............................         16,041
     6,892   Tyson Foods, Inc.................................         60,305
                                                                -------------
                                                                      171,940
                                                                -------------
    Service (2.5%)
       711   Banta Corporation................................         13,465
     5,105   Cintas Corporation...............................        187,290
     6,227   Concord EFS, Inc. (b)............................        161,902
     1,059   Kelly Services, Inc..............................         24,489
     2,323   Manpower, Inc....................................         74,336
     2,914   Modis Professional Services,                              25,862
              Inc. (b)........................................
     1,449   Ogden Corporation................................         13,041
     5,458   Robert Half International,                               155,553
              Inc. (b)........................................
     1,262   Sylvan Learning Systems,                                  17,352
              Inc. (b)........................................
     1,748   Valassis Communications,                                  66,642
              Inc. (b)........................................
                                                                -------------
                                                                      739,932
                                                                -------------
    Tobacco (.4%)
     3,313   R J Reynolds Tobacco Holdings, Inc...............         92,557
       859   Universal Corporation............................         18,146
                                                                -------------
                                                                      110,703
                                                                -------------
  ENERGY (6.4%)
    Oil (.6%)
     2,615   Devon Energy Corporation.........................        146,930
     2,285   Pennzoil-Quaker State Company....................         27,566
                                                                -------------
                                                                      174,496
                                                                -------------
    Oil & Gas (5.8%)
     2,616   BJ Services Company (b)..........................        163,500
     4,124   Ensco International, Inc.........................        147,691
     5,312   Global Marine, Inc. (b)..........................        149,732
     3,267   Grant Prideco, Inc. (b)..........................         81,675
     1,555   Helmerich & Payne, Inc...........................         58,118
     1,418   Murphy Oil Corporation...........................         84,282
     4,267   Nabors Industries, Inc. (b)......................        177,347

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  ENERGY--CONTINUED
     1,772   Noble Affiliates, Inc............................  $      66,007
     4,052   Noble Drilling Corporation (b)...................        166,892
     4,990   Ocean Energy, Inc. (b)...........................         70,796
     3,040   Pioneer Natural Resources Company (b)............         38,760
     5,604   Santa Fe Snyder                                           63,745
              Corporation (b).................................
     1,534   Smith International, Inc. (b)....................        111,694
     1,730   Tidewater, Inc...................................         62,280
     2,639   Ultramar Diamond Shamrock Corporation............         65,480
     1,634   Valero Energy Corporation........................         51,879
     3,268   Weatherford International,                               130,107
              Inc. (b)........................................
                                                                -------------
                                                                    1,689,985
                                                                -------------
  FINANCIAL (9.6%)
    Banks (4.1%)
     2,062   Associated Banc-Corp.............................         44,977
     4,879   Banknorth Group, Inc.............................         74,710
     1,186   CCB Financial Corporation........................         43,882
     1,395   City National Corporation........................         49,522
     3,460   Compass Bancshares, Inc..........................         59,036
     5,960   First Security Corporation.......................         80,833
     3,969   First Tennessee National Corporation.............         65,737
     1,456   First Virginia Banks, Inc........................         50,687
     2,734   Firstmerit Corporation...........................         58,439
     4,881   Hibernia Corporation.............................         53,081
     1,427   Keystone Financal, Inc...........................         30,324
     3,243   Marshal & Ilsley Corporation.....................        134,584
     2,120   Mercantile Bankshares Corporation................         63,202
     3,295   National Commerce Bancorp........................         52,926
     2,345   Pacific Century Financial Corporation............         34,296
     1,422   Provident Financial Group........................         33,861
     2,531   TCF Financial Corporation........................         65,015
     1,145   Westamerica Bancorporation.......................         29,913
       971   Wilmington Trust Corporation.....................         41,510
     2,606   Zion Bancorp.....................................        119,591
                                                                -------------
                                                                    1,186,126
                                                                -------------
    Commercial Finance (.4%)
     1,794   Finova Group, Inc................................         23,322
     5,367   North Fork Bancorp...............................         81,176
                                                                -------------
                                                                      104,498
                                                                -------------
    Finance--Diversified (.8%)
     2,149   Ambac Financial Group, Inc.......................        117,792
     2,610   MCN Energy Group, Inc............................         55,789
     1,409   The PMI Group, Inc...............................         66,927
                                                                -------------
                                                                      240,508
                                                                -------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  FINANCIAL--CONTINUED
    Insurance (1.9%)
     1,690   Allmerica Financial Corporation..................  $      88,514
     1,711   American Financial Group, Inc....................         42,454
     1,376   Everest Re Group, Ltd. (c).......................         45,236
     1,202   Horace Mann Educators Corporation................         18,030
       878   HSB Group, Inc...................................         27,328
     1,760   Ohio Casualty Corporation........................         18,700
     3,799   Old Republic International Corporation...........         62,683
     1,890   Protective Life Corporation......................         50,321
     2,701   ReliaStar Financial Corporation..................        141,634
     2,181   Unitrin, Inc.....................................         64,067
                                                                -------------
                                                                      558,967
                                                                -------------
    Investment Bankers/Brokers (1.6%)
     2,713   A.G. Edwards, Inc................................        105,807
     8,773   E*Trade Group, Inc. (b)..........................        144,755
       929   Investment Technology Group, Inc.................         39,541
     1,888   Legg Mason, Inc..................................         94,400
     2,500   Waddell & Reed Financial, Inc....................         82,031
                                                                -------------
                                                                      466,534
                                                                -------------
    Savings and Loans (.8%)
     1,593   Astoria Financial Corporation....................         41,020
     3,348   Dime Bancorp, Inc................................         52,731
     3,260   Greenpoint Financial Corporation.................         61,125
     6,627   Sovereign Bancorp, Inc...........................         46,596
     1,777   Webster Financial Corporation....................         39,427
                                                                -------------
                                                                      240,899
                                                                -------------
  HEALTH CARE (11.0%)
    Biotechnology (2.7%)
     2,566   Genzyme Surgical Products (b)....................        152,517
     1,387   Gilead Sciences, Inc. (b)........................         98,650
     1,288   Idec Pharmaceuticals Corporation (b).............        151,099
       900   Incyte Pharmaceuticals, Inc. (b).................         73,969
     2,719   Millennium Pharmaceuticals,                              304,188
              Inc. (b)........................................
                                                                -------------
                                                                      780,423
                                                                -------------
    Drugs (3.3%)
     4,094   Bergen Brunswig Corporation......................         22,517
     5,531   Chiron Corporation (b)...........................        262,723
     2,577   Forest Laboratores, Inc. (b).....................        260,277
     2,396   ICN Pharmaceuticals, Inc.........................         66,639
     3,890   Mylan Laboratories, Inc..........................         70,993
     2,043   Sepracor, Inc. (b)...............................        246,437
     1,978   Steris Corporation (b)...........................         17,555
                                                                -------------
                                                                      947,141
                                                                -------------

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  HEALTH CARE--CONTINUED
    Health Care--Diversified (.8%)
     4,839   IVAX Corporation (b).............................  $     200,819
     2,072   Quorum Health Group, Inc. (b)....................         21,368
                                                                -------------
                                                                      222,187
                                                                -------------
    Hospital Management (.6%)
     7,265   Health Management Associates,                             94,899
              Inc. (b)........................................
     1,377   Pacificare Health Systems,                                82,878
              Inc. (b)........................................
                                                                -------------
                                                                      177,777
                                                                -------------
    Managed Care (1.0%)
     1,229   Express Scripts, Inc. (b)........................         76,352
     1,438   First Health Group                                        47,184
              Corporation (b).................................
     3,683   Foundation Health Systems,                                47,879
              Inc. (b)........................................
     2,489   Oxford Health Plans (b)..........................         59,269
     1,251   Trigon Healthcare, Inc. (b)......................         64,505
                                                                -------------
                                                                      295,189
                                                                -------------
    Medical Products/Supplies (2.4%)
       783   Acuson Corporation (b)...........................         10,571
     1,547   Dentsply International, Inc......................         47,667
     1,730   Edwards Lifesciences Corporation (b).............         33,086
     1,946   Hillenbrand Industries, Inc......................         60,934
     1,584   Lincare Holdings, Inc. (b).......................         39,006
       932   Minimed, Inc. (b)................................        109,976
     2,081   PSS World Medical, Inc. (b)......................         13,982
     5,884   Stryker Corporation..............................        257,425
     3,151   Sybron International                                      62,429
              Corporation (b).................................
     1,884   VISX, Inc. (b)...................................         52,870
                                                                -------------
                                                                      687,946
                                                                -------------
    Special Services (.2%)
     1,525   Apria Healthcare Group, Inc. (b).................         18,681
     1,671   Covance, Inc. (b)................................         14,726
     2,775   Omnicare, Inc....................................         25,148
                                                                -------------
                                                                       58,555
                                                                -------------
  TECHNOLOGY (21.3%)
     1,257   Adtran, Inc. (b).................................         75,263
     1,448   Affiliated Computer Services, Inc. (b)...........         47,875
     1,150   Antec Corporation (b)............................         47,797
     1,240   Apex, Inc........................................         54,250
     2,922   Arrow Electronics, Inc. (b)......................         90,582
     6,701   Atmel Corporation (b)............................        247,099
     1,322   Avnet, Inc.......................................         78,329
       877   Beckman Instruments, Inc.........................         51,195
     1,700   Burr-Brown Corporation (b).......................        147,369
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
     7,413   Cadence Design Systems,                            $     151,040
              Inc. (b)........................................
     1,770   Cambridge Tech Partners,                                  15,432
              Inc. (b)........................................
     1,933   Cirrus Logic, Inc. (b)...........................         30,928
     4,571   Comdisco, Inc....................................        101,990
     1,489   Commscope, Inc. (b)..............................         61,049
     1,619   CSG Systems International,                                90,765
              Inc. (b)........................................
     3,328   Cypress Semiconductor Corporation (b)............        140,608
     1,959   DST Systems, Inc. (b)............................        149,129
     1,983   Electronic Arts, Inc. (b)........................        144,635
     3,694   Fiserv, Inc. (b).................................        159,766
     2,800   Galileo International, Inc.......................         58,450
     2,692   Gartner Group, Inc...............................         26,584
     2,126   Harris Corporation...............................         69,627
     1,074   Imation Corporation (b)..........................         31,549
     8,196   Informix Corporation (b).........................         60,958
     2,848   Integrated Device Technology, Inc. (b)...........        170,524
     5,947   Intuit, Inc. (b).................................        246,057
     5,692   Jabil Circuit, Inc. (b)..........................        282,466
     2,200   Keane, Inc. (b)..................................         47,575
       976   L-3 Communications Holdings, Inc. (b)............         55,693
     2,490   Legato Systems, Inc. (b).........................         37,661
     1,434   Litton Industries, Inc. (b)......................         60,228
     1,550   Macromedia, Inc. (b).............................        149,866
     4,300   MarchFirst, Inc. (b).............................         78,475
     1,881   Mentor Graphics                                           37,385
              Corporation (b).................................
     2,600   Micrel, Inc. (b).................................        112,938
     2,345   Microchip Technology, Inc. (b)...................        136,633
     4,238   Networks Associates, Inc. (b)....................         86,349
     2,257   Nova Corporation (b).............................         63,055
     2,002   Nvidia Corporation (b)...........................        127,252
     1,042   Policy Management                                         16,021
              Corporation (b).................................
     1,895   Powerwave Technologies,                                   83,380
              Inc. (b)........................................
     2,253   QLogic Corporation (b)...........................        148,839
     4,889   Quantum Corporation (b)..........................         47,362
     2,702   Rational Software                                        251,117
              Corporation (b).................................
     2,235   Reynolds & Reynolds..............................         40,789
     1,338   Sawtek, Inc. (b).................................         77,019
     1,200   Semtech Corporation (b)..........................         91,781
     2,248   Sensormatic Electronics Corporation (b)..........         35,547
     3,050   Storage Technology                                        33,359
              Corporation (b).................................
     1,047   Structural Dynamics Research                              15,770
              Corporation (b).................................
     3,858   Sungard Data Systems, Inc. (b)...................        119,598

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  TECHNOLOGY--CONTINUED
     2,389   Sybase, Inc. (b).................................  $      54,947
     1,241   Sykes Enterprises, Inc. (b)......................         15,978
     1,841   Symantec Corporation (b).........................         99,299
     4,050   Symbol Technologies, Inc.........................        218,700
     2,137   Synopsys, Inc. (b)...............................         73,860
     1,570   Titan Corporation (b)............................         70,258
       994   Transaction Systems Architects, Inc. (b).........         17,022
     1,190   Transwitch Corporation (b).......................         91,853
     1,209   Triquint Semiconductor, Inc. (b).................        115,686
     5,514   Vitesse Semiconductor Corporation (b)............        405,624
     1,923   Waters Corporation (b)...........................        240,014
                                                                -------------
                                                                    6,188,249
                                                                -------------
  TRANSPORTATION (1.1%)
    Air Freight (.3%)
     1,425   Airborne Freight Corporation.....................         26,986
     1,307   C.H. Robinson Worldwide, Inc.....................         64,697
                                                                -------------
                                                                       91,683
                                                                -------------
    Airlines (.1%)
       806   Alaska Airgroup, Inc. (b)........................         21,863
                                                                -------------
    Railroads (.2%)
     1,440   GATX Corporation.................................         48,960
     1,502   Wisconsin Central Transportation                          19,526
              Corporation (b).................................
                                                                -------------
                                                                       68,486
                                                                -------------
    Shipping (.2%)
     1,263   Alexander & Baldwin, Inc.........................         27,865
     1,000   Overseas Shipholding Group, Inc..................         24,625
                                                                -------------
                                                                       52,490
                                                                -------------
    Trucking (.3%)
       721   Arnold Industries, Inc...........................          8,697
     1,417   CNF Transportation, Inc..........................         32,237
     1,044   J.B. Hunt Transport Services, Inc................         16,117
     1,885   Swift Transportation Company, Inc. (b)...........         26,390
                                                                -------------
                                                                       83,441
                                                                -------------
  UTILITIES (9.5%)
    Electric Companies (5.6%)
     3,362   Allegheny Energy, Inc............................         92,035
     2,407   Alliant Energy Corporation.......................         62,582
       571   Black Hills Corporation..........................         12,883
       702   Cleco Corporation................................         23,517
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          --------------
  UTILITIES--CONTINUED
       988   CMP Group, Inc...................................  $      28,961
     2,831   Conectiv, Inc....................................         44,057
     4,068   DPL, Inc.........................................         89,242
     2,307   DQE, Inc.........................................         91,271
     3,771   Energy East Corporation..........................         71,885
       961   Hawaiian Electric Industries.....................         31,533
     1,105   IDACORP, Inc.....................................         35,636
     2,512   Ipalco Enterprises, Inc..........................         50,554
     1,814   Kansas City Power & Light Company................         40,815
     3,948   LG&E Energy Corporation..........................         94,259
     2,153   Minnesota Power & Light Company..................         37,274
     3,355   Montana Power Company............................        118,473
     3,807   NiSource, Inc....................................         70,905
     4,351   Northeast Utilities..............................         94,634
     2,280   OGE Energy Corporation...........................         42,180
     3,609   Potomac Electric Power Company...................         90,225
     1,195   Public Service Company of New Mexico.............         18,448
     2,578   Puget Sound Energy, Inc..........................         54,944
     3,153   Scana Corporation................................         76,066
     2,298   Sierra Pacific Resources.........................         28,869
     3,941   Teco Energy, Inc.................................         79,066
     2,829   Utilicorp United, Inc............................         56,226
     1,796   Vectren Corporation..............................         30,981
     3,588   Wisconsin Energy Corporation.....................         71,087
                                                                -------------
                                                                    1,638,608
                                                                -------------
    Natural Gas (2.5%)
     1,669   AGL Resources, Inc...............................         26,600
     4,639   Dynegy, Inc......................................        316,902
     4,023   Keyspan Corporation..............................        123,707
     3,399   Kinder Morgan, Inc...............................        117,478
     1,246   National Fuel Gas Company........................         60,743
     2,416   Questar Corporation..............................         46,810
     1,362   Washington Gas Light Company.....................         32,773
                                                                -------------
                                                                      725,013
                                                                -------------
    Power Products--Industrial (1.1%)
     3,896   Calpine Corporation (b)..........................        256,162
     1,863   NSTAR............................................         75,801
                                                                -------------
                                                                      331,963
                                                                -------------
    Water Utilities (.3%)
     2,940   American Water Works Company, Inc................         73,500
                                                                -------------
Total common stock (cost: $24,143,696)........................     26,119,650
                                                                -------------

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                   MARKET
PRINCIPAL                                                         VALUE(A)
---------                                                      --------------
SHORT-TERM SECURITIES (10.3%)
$  477,555  Federated Money Market Obligations Trust--Prime    $     477,555
             Obligation Fund, current rate 6.460%............
 1,000,000  General Motors Acceptance Corporation............        997,581
 1,519,749  Provident Institution Funds--TempFund Portfolio,       1,519,749
             current rate 6.460%.............................
                                                               -------------
            Total short-term securities (cost: $2,995,070)...      2,994,885
                                                               -------------
            Total investments in securities (cost:
             $27,138,766) (d)................................  $  29,114,535
                                                               =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Porfolio held .2% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $27,793,066. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........................  $    4,637,947
      Gross unrealized depreciation..........................      (3,316,478)
                                                               --------------
      Net unrealized appreciation............................  $    1,321,469
                                                               ==============

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES

JUNE 30, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
COMMON STOCK (98.5%)
  BASIC MATERIALS (5.0%)
    Aluminum (.5%)
   4,964   Alcoa Aluminio...................................  $     143,956
                                                              -------------
    Chemicals (3.1%)
   9,376   Pharmacia Corporation (c)........................        484,622
  10,800   Rohm and Haas Company (b)........................        372,600
                                                              -------------
                                                                    857,222
                                                              -------------
    Iron and Steel (.4%)
   6,100   Allegheny Technologies, Inc. (b).................        109,800
                                                              -------------
    Paper and Forest (1.0%)
  11,597   Smurfit-Stone Container Corporation (b)..........        149,311
   3,300   Temple Inland, Inc. (b)..........................        138,600
                                                              -------------
                                                                    287,911
                                                              -------------
  CAPITAL GOODS (7.9%)
    Aerospace/Defense (.6%)
   4,700   Honeywell International, Inc.....................        158,331
                                                              -------------
    Electrical Equipment (3.5%)
   5,600   Cooper Industries, Inc. (b)......................        182,350
  14,900   General Electric Company.........................        789,700
                                                              -------------
                                                                    972,050
                                                              -------------
    Manufacturing (3.5%)
  20,132   Tyco International, Ltd. (c).....................        953,753
                                                              -------------
    Waste Management (.3%)
   4,855   Waste Management, Inc............................         92,245
                                                              -------------
  COMMUNICATION SERVICES (7.3%)
    Broadcasting (.3%)
   1,200   Allegiance Telecom, Inc. (b).....................         76,800
                                                              -------------
    Telecommunication (3.4%)
   5,500   Global Crossing, Ltd.............................        144,719
   1,450   Level 3 Comm, Inc. (b)...........................        127,600
   8,627   MCI Worldcom, Inc. (b)...........................        395,764
   2,700   Qwest Communications Intl, Inc. (b)..............        134,156
   2,200   Sprint Corporation (b)...........................        130,900
                                                              -------------
                                                                    933,139
                                                              -------------
    Telephone (3.6%)
   7,000   AT&T Corporation (b).............................        221,375
   6,200   GTE Corporation..................................        385,950
   8,806   SBC Communications, Inc..........................        380,859
                                                              -------------
                                                                    988,184
                                                              -------------
  CONSUMER CYCLICAL (9.3%)
    Auto (.9%)
   3,200   Ford Motor Company...............................        137,600
   4,700   Lear Corporation (b).............................         94,000
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  CONSUMER CYCLICAL--CONTINUED
     419   Visteon Corporation..............................  $       5,080
                                                              -------------
                                                                    236,680
                                                              -------------
    Broadcasting (1.8%)
  20,400   AT&T Corporation--Liberty Media Group (b)........        494,700
                                                              -------------
    Publishing (1.5%)
   7,700   News Corporation Ltd. ADR (c)....................        419,650
                                                              -------------
    Retail (4.3%)
   6,200   Abercrombie and Fitch Company (b)................         75,562
   3,300   Circuit City Stores, Inc. (b)....................        109,519
   3,500   Target Corporation...............................        203,000
   4,200   Federated Department Stores (b)..................        141,750
   2,800   Gap, Inc. (b)....................................         87,500
   9,900   TJX Companies, Inc...............................        185,625
   6,700   Wal-Mart Stores, Inc.............................        386,087
                                                              -------------
                                                                  1,189,043
                                                              -------------
    Service (.5%)
  10,170   Cendant Corporation (b)..........................        142,380
                                                              -------------
    Textiles (.3%)
   3,700   Jones Apparel Group, Inc. (b)....................         86,950
                                                              -------------
  CONSUMER STAPLES (7.1%)
    Beverage (2.0%)
   4,100   The Coca-Cola Company............................        235,494
   5,300   The Seagram Company Limited (c)..................        307,400
                                                              -------------
                                                                    542,894
                                                              -------------
    Broadcasting (.4%)
   2,700   Comcast Corporation (b)..........................        109,350
                                                              -------------
    Entertainment (.9%)
   3,300   Time Warner, Inc.................................        250,800
                                                              -------------
    Household Products (2.2%)
   2,800   Clorox Company...................................        125,475
   7,900   Gillette Company (b).............................        276,006
   3,600   Procter & Gamble Company.........................        206,100
                                                              -------------
                                                                    607,581
                                                              -------------
    Tobacco (1.6%)
  16,000   Philip Morris Companies, Inc.....................        425,000
                                                              -------------
  ENERGY (6.1%)
    Oil (3.8%)
  11,824   Exxon Mobile Corporation (b).....................        928,184
   1,700   Royal Dutch Petroleum Company (c)................        104,656
                                                              -------------
                                                                  1,032,840
                                                              -------------
    Oil & Gas (2.3%)
   4,400   Baker Hughes, Inc................................        140,800
   5,900   Global Marine, Inc. (b)..........................        166,306

              See accompanying notes to investments in securities.

                                                       MACRO-CAP VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  ENERGY--CONTINUED
   4,000   Shell Transport & Trading Company ADR (c)........  $     199,750
   4,500   Tosco Corporation................................        127,406
                                                              -------------
                                                                    634,262
                                                              -------------
  FINANCIAL (13.1%)
    Banks (3.4%)
   3,007   Bank Of America Corporation (b)..................        129,301
  17,300   First Bank System, Inc...........................        333,025
  13,100   First Union Corporation (b)......................        325,044
   7,700   KeyCorp (b)......................................        135,712
                                                              -------------
                                                                    923,082
                                                              -------------
    Consumer Finance (1.4%)
   5,500   Capital One Financial Corporation................        245,437
   8,950   CIT Group, Inc. (b)..............................        145,437
                                                              -------------
                                                                    390,874
                                                              -------------
    Finance--Diversified (3.2%)
   6,200   Ambac Financial Group, Inc.......................        339,837
   6,800   CitiGroup, Inc...................................        409,700
   2,500   Federal National Mortgage Association............        130,469
                                                              -------------
                                                                    880,006
                                                              -------------
    Insurance (2.5%)
   2,300   Cigna Corporation................................        215,050
  10,200   Metlife, Inc. (b)................................        214,837
   4,800   Xl Capital, Ltd. (c).............................        259,800
                                                              -------------
                                                                    689,687
                                                              -------------
    Investment Bankers/Brokers (1.3%)
   4,000   E*trade Group, Inc. (b)..........................         66,000
   3,000   The Goldman Sachs Group, Inc. (b)................        284,625
                                                              -------------
                                                                    350,625
                                                              -------------
    Savings and Loans (1.3%)
   5,300   Dime Bancorp, Inc. (b)...........................         83,475
   9,300   Washington Mutual, Inc...........................        268,538
                                                              -------------
                                                                    352,013
                                                              -------------
  HEALTH CARE (9.4%)
    BioTechnology (.4%)
   1,600   PE Corporation--PE Biosystems Group (b)..........        105,400
    Drugs (7.2%)
   4,900   American Home Products Corporation (b)...........        287,875
   5,700   Bristol-Myers Squibb Company.....................        332,025
   5,300   Eli Lilly & Company (b)..........................        529,338
  10,200   Pfizer, Inc......................................        489,600
   6,400   Schering Plough Corporation......................        323,200
                                                              -------------
                                                                  1,962,038
                                                              -------------
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  HEALTH CARE--CONTINUED
    Medical Products/Supplies (1.8%)
   8,300   Alza Corporation (b).............................  $     490,738
                                                              -------------
  TECHNOLOGY (29.7%)
   6,200   America Online, Inc. (b).........................        327,050
   1,600   Applied Materials, Inc. (b)......................        145,000
  17,100   Cisco Systems, Inc. (b)..........................      1,086,919
   2,500   Citrix Systems, Inc. (b).........................         47,344
   7,000   Compaq Computer Corporation......................        178,938
   6,900   Computer Associates International, Inc...........        353,194
   3,900   Dell Computer Corporation (b)....................        192,319
   5,600   EMC Corporation (b)..............................        430,850
   8,600   Intel Corporation................................      1,149,713
   1,600   International Business Machines Corporation......        175,300
   4,720   Lucent Technologies, Inc.........................        279,660
  13,300   Microsoft (b)....................................      1,064,000
     500   Microstrategy, Inc. (b)..........................         15,000
   8,900   Motorola, Inc....................................        258,656
   4,100   Nortel Networks Corporation (c)..................        279,825
   3,600   Oracle Systems (b)...............................        302,625
   1,150   Parametric Technology Corporation (b)............         12,650
   4,100   Quantum Corporation (b)..........................         39,719
   3,300   Seagate Technology (b)...........................        181,500
   9,100   Sensormatic Electronics Corporation (b)..........        143,894
     850   Siebel Systems, Inc. (b).........................        139,028
   8,800   Sun Microsystems, Inc. (b).......................        800,250
   2,100   Tellabs, Inc. (b)................................        143,719
   5,600   Texas Instruments, Inc. (b)......................        384,650
                                                              -------------
                                                                  8,131,803
                                                              -------------
  TRANSPORTATION (1.2%)
    Railroads (1.2%)
   8,600   Union Pacific Corporation........................        319,813
                                                              -------------
  UTILITIES (2.4%)
    Electric Companies (.9%)
   4,500   DTE Energy Company...............................        137,531
   4,700   Pacific Gas and Electric Company.................        115,738
                                                              -------------
                                                                    253,269
                                                              -------------
    Natural Gas (1.5%)
   3,800   Columbia Energy Group............................        249,375
   2,200   Dynegy, Inc......................................        150,288
                                                              -------------
                                                                    399,663
                                                              -------------
Total common stock (cost: $26,021,221) (d)..................     26,994,532
                                                              -------------

              See accompanying notes to investments in securities.

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
PRINCIPAL                                                        VALUE(A)
---------                                                     --------------
SHORT-TERM SECURITIES (3.5%)
$ 51,000   U.S. Treasury Bill........    5.670%   07/13/2000  $      50,905
 185,000   U.S. Treasury Bill........    5.630%   07/20/2000        184,455
 717,000   U.S. Treasury Bill........    5.760%   08/03/2000        713,321
                                                              -------------
           Total short-term securities (cost: $948,817).....        948,681
                                                              -------------
           Total investments in securities
            (cost: $26,970,038) (d).........................  $  27,943,213
                                                              =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 11.0% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $27,227,175. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation........................  $    3,860,668
      Gross unrealized depreciation........................      (3,144,630)
                                                             --------------
      Net unrealized appreciation..........................  $      716,038
                                                             ==============

                                                      MICRO-CAP GROWTH PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
COMMON STOCK (91.5%)
  BASIC MATERIALS (1.9%)
    Iron and Steel (1.9%)
 56,500   NS Group, Inc. (b)..............................   $   1,182,969
                                                             -------------
  COMMUNICATION SERVICES (2.0%)
    Telecommunication (2.0%)
 12,300   CTC Communications Group, Inc. (b)...............        442,800
 28,400   ECtel Ltd. (b)(c)................................        653,200
 15,100   Z-Tel Technologies, Inc. (b).....................        181,200
                                                             -------------
                                                                 1,277,200
                                                             -------------
  CONSUMER CYCLICAL (9.5%)
    Leisure (1.9%)
 14,000   SCP Pool Corporation (b).........................        329,000
 27,600   Tweeter Home Entertainment Group, Inc. (b).......        838,350
                                                             -------------
                                                                 1,167,350
                                                             -------------
    Retail (5.9%)
 31,300   Accrue Software, Inc. (b)........................      1,111,150
 35,900   Cato Corporation.................................        417,337
 22,500   Childrens Place Retail Stores, Inc. (b)..........        461,250
 12,900   Factory 2-U Stores, Inc. (b).....................        487,781
 35,800   Good Guys, Inc. (b)..............................        129,775
 49,800   Hearme (b).......................................        224,100
 15,250   Kenneth Cole Productions (b).....................        610,000
 36,100   Stamps.com, Inc. (b).............................        263,981
                                                             -------------
                                                                 3,705,374
                                                             -------------
    Service (1.7%)
  2,100   C-Bridge Internet Solutions, Inc. (b)............         36,487
  7,900   Coinstar, Inc. (b)...............................         79,494
 15,900   Getty Images, Inc. (b)...........................        589,294
  6,600   MyPoints.com, Inc. (b)...........................        125,091
  2,600   Newgen Results Corporation (b)...................         42,900
  3,500   The Corporate Executive Board Company (b)........        209,562
                                                             -------------
                                                                 1,082,828
                                                             -------------
  CONSUMER STAPLES (2.2%)
 11,300   Dreamlife, Inc. (b)..............................         40,962
 53,600   HealthStream, Inc. (b)...........................        294,800
                                                             -------------
                                                                   335,762
                                                             -------------
    Restaurants (1.7%)
 31,200   PF Changs China Bistro, Inc. (b).................        996,450
  6,100   PJ America, Inc. (b).............................         59,475
                                                             -------------
                                                                 1,055,925
                                                             -------------
  ENERGY (11.3%)
    Oil (1.2%)
 49,600   Horizon Offshore, Inc. (b).......................        768,800
                                                             -------------
                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  ENERGY--CONTINUED
    Oil & Gas (10.1%)
 29,950   Cross Timbers Oil Company........................  $     662,644
 40,400   Evergreen Resources, Inc. (b)....................      1,196,850
 59,400   Natco Group, Inc. (b)............................        560,587
 19,400   OSCA, Inc. (b)...................................        327,375
 41,100   Patterson Energy, Inc. (b).......................      1,171,350
 19,500   Universal Commpression Holdings (b)..............        653,250
 29,000   UTI Energy Corporation (b).......................      1,163,625
                                                             -------------
                                                                 6,372,681
                                                             -------------
  HEALTH CARE (23.3%)
    Biotechnology (7.4%)
 15,400   Aclara Biosciences, Inc. (b).....................        784,437
 44,400   Cell Therapeutics, Inc. (b)......................      1,359,750
 11,700   Charles River Laboratories International (b).....        259,594
 33,500   Intermune Pharmaceuticals, Inc. (b)..............      1,383,969
 29,200   Lifecell Corporation (b).........................        186,150
 10,700   Pharmacyclics, Inc. (b)..........................        652,700
                                                             -------------
                                                                 4,626,600
                                                             -------------
    Drugs (10.8%)
  9,600   Algos Pharmaceuticals Corporation (b)............        146,400
 42,400   Anesta Corporation (b)...........................      1,054,700
 33,900   Cubist Pharmaceuticals, Inc. (b).................      1,669,575
 20,500   ILEX Oncology, Inc. (b)..........................        722,625
 21,700   Noven Pharmaceuticals, Inc. (b)..................        652,356
 11,300   OraPharma, Inc. (b)..............................        113,000
 21,200   PRAECIS Pharmaceuticals, Inc. (b)................        590,950
 43,200   Titan Pharmaceuticals, Inc. (b)..................      1,857,600
                                                             -------------
                                                                 6,807,206
                                                             -------------
    Medical Products/Supplies (3.4%)
 10,800   ICU Medical, Inc. (b)............................        291,600
 38,100   Physiometrix, Inc. (b)...........................        842,962
 35,500   SonoSite, Inc. (b)...............................      1,022,844
                                                             -------------
                                                                 2,157,406
                                                             -------------
    Special Services (1.7%)
 12,900   Invitrogen Corporation (b).......................        970,120
  9,600   NovaMed Eyecare, Inc. (b)........................         84,600
                                                             -------------
                                                                 1,054,720
                                                             -------------
  TECHNOLOGY (41.3%)
 13,200   Active Sofware, Inc. (b).........................      1,025,475
  9,300   Activision, Inc. (b).............................         60,450
 39,800   Alamosa PCS Holdings, Inc. (b)...................        830,825
 64,900   America Online, Inc. (b).........................        730,125
 25,300   American Superconductor Corporation (b)..........      1,220,725
 18,400   BreezeCom Ltd. (b)(c)............................        800,400
 19,500   Brio Technology, Inc.............................        413,156
 14,200   Broadbase Software, Inc. (b).....................        434,875

              See accompanying notes to investments in securities.

MICRO-CAP GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  TECHNOLOGY--CONTINUED
 14,900   Celeritek, Inc. (b)..............................  $     608,106
 10,200   Clarent Corporation (b)..........................        729,300
 10,200   Cognizant Technology Solutions                           338,512
           Corporation (b).................................
 68,800   DensePac Microsystems, Inc. (b)..................        748,200
  5,800   Dupont Photomasks, Inc. (b)......................        397,300
 54,400   Eloquent, Inc. (b)...............................        489,600
 19,800   FairMarket, Inc. (b).............................        139,837
  2,500   GRIC Communications, Inc. (b)....................         44,844
 18,100   Immersion Corporation (b)........................        543,000
 41,500   Infousa, Inc. (b)................................        269,750
 27,500   Integrated Silicon Solution, Inc. (b)............      1,045,000
 18,000   Interactive Intelligence, Inc. (b)...............        675,000
 23,200   InterCept Group, Inc. (b)........................        394,400
 14,900   IONA Technologies PLC (b)(c).....................        938,700
 18,100   Jacada, Ltd. (b)(c)..............................        229,644
  7,200   Keynote Systems, Inc. (b)........................        508,050
 31,900   Lightspan, Inc. (b)..............................        175,450
 15,500   Liquid Audio, Inc. (b)...........................        146,766
 61,500   Loislaw.com, Inc. (b)............................        526,594
 16,800   Manufacturers' Services, Ltd. (b)................        345,450
 10,100   Mercator Software, Inc. (b)......................        694,375
 12,800   Metawave Communications Corporation (b)..........        341,600
  6,000   NaviSite, Inc. (b)...............................        250,875
 15,400   net.Genesis Corporation (b)......................        278,162
  7,900   Netcentives, Inc. (b)............................        147,137
                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       --------------
  TECHNOLOGY--CONTINUED
  7,900   Netegrity, Inc. (b)..............................  $     594,969
 38,000   Netplex Group, Inc. (b)..........................         81,938
  6,400   NetSolve, Inc. (b)...............................        166,400
  4,300   Numerical Technologies, Inc. (b).................        209,088
 25,500   Packeteer, Inc. (b)..............................        742,688
 26,800   Paradyne Networks, Inc. (b)......................        872,675
 23,200   Photronics, Inc. (b).............................        658,300
 31,200   Pilot Network Services, Inc. (b).................        464,100
  9,200   Primus Knowledge Solutions, Inc. (b).............        414,000
 19,200   QuickLogic Corporation (b).......................        427,200
 21,100   RADVision, Ltd. (b)(c)...........................        589,481
 18,700   Retek, Inc. (b)..................................        598,400
 27,000   Sage, Inc. (b)...................................        349,313
 16,200   Stanford Microdevices, Inc. (b)..................        703,688
 10,000   Telaxis Communication Corporation (b)............        312,500
 22,200   Therma-Wave, Inc. (b)............................        495,338
 21,800   Ulticom, Inc. (b)................................        523,541
 24,500   Veritas DGC, Inc. (b)............................        637,000
 12,300   Versata, Inc. (b)................................        495,844
 35,800   Xicor, Inc. (b)..................................        239,413
  7,500   Zoran Corporation (b)............................        494,531
                                                             -------------
                                                                25,955,090
                                                             -------------
Total common stock (cost: $50,193,862).....................     57,549,911
                                                             -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (8.4%)
$  643,650  Federated Money Market Obligations                     643,650
             Trust--Prime Obligations Fund, current rate
             6.460%.......................................
 1,164,718  Provident Institutional Funds--TempFund              1,164,718
             Portfolio, current rate 6.460%...............
 3,487,273  U.S. Treasury Bill..........  5.718%  07/06/00       3,488,538
                                                            --------------
            Total short-term securities (cost:
             $5,295,641)..................................       5,296,906
                                                            --------------
            Total investments in securities (cost:
             $55,489,503) (d).............................  $   62,846,817
                                                            ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.1% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $55,489,503. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


    Gross unrealized appreciation.........................  $   16,027,790
    Gross unrealized depreciation.........................      (8,670,476)
                                                            --------------
    Net unrealized appreciation...........................  $    7,357,314
                                                            ==============

                                                REAL ESTATE SECURITIES PORTFOLIO

                                                       INVESTMENTS IN SECURITIES

                                                                   JUNE 30, 2000

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
COMMON STOCK (95.7%)
  CAPITAL GOODS (2.0%)
    Manufacturing (2.0%)
   4,700   St. Joe Company..................................  $     141,000
                                                              -------------
  COMMUNICATION SERVICES (1.2%)
    Telephone (1.2%)
   1,600   Pinnacle Holdings, Inc. (b)......................         86,400
                                                              -------------
  CONSUMER CYCLICAL (8.6%)
    Building Materials (.7%)
   1,200   DR Horton, Inc...................................         16,275
     500   Pulte Corporation................................         10,812
   1,200   Toll Brothers, Inc...............................         24,600
                                                              -------------
                                                                     51,687
                                                              -------------
    Lodging-Hotel (7.9%)
   3,800   Extended Stay America, Inc. (b)..................         35,150
   6,900   Hilton Hotels....................................         64,687
   9,000   Host Marriott Corporation........................         84,375
  11,400   Starwood Hotels & Resorts Worldwide, Inc.........        368,362
                                                              -------------
                                                                    552,574
                                                              -------------
  FINANCIAL (82.9%)
    Real Estate (3.9%)
  14,400   Catellus Development Corporation (b).............        216,000
   2,300   Newhall Land & Farming Company...................         60,950
                                                              -------------
                                                                    276,950
                                                              -------------
    Real Estate Investment Trust (79.0%)
  11,000   AMB Property Corporation.........................        250,937
   6,760   Apartment Investment and Management..............        292,370
   5,400   Archstone Communities Trust......................        113,737
   8,000   Arden Realty Group, Inc..........................        188,000
   6,650   Avalonbay Communities, Inc.......................        277,637
   2,200   Boston Properties, Inc...........................         84,975
   2,800   Camden Property Trust............................         82,250
   6,500   Carramerica Realty Corporation...................        172,250
   6,100   CBL & Associates Properties, Inc.................        152,119
   4,700   Developers Diversified Realty Corporation........         70,206
   3,000   Duke Realty LP...................................         67,125
   6,900   Equity Office Properties Trust...................        190,181
   3,300   Equity Residential Properties Trust..............        151,800
   1,100   Essex Property Trust, Inc........................         46,200
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        --------------
  FINANCIAL--CONTINUED
   3,300   Felcor Suite Hotels, Inc.........................  $      61,050
   7,900   Franchise Finance Corporation of America.........        181,700
   6,600   General Growth Properties, Inc...................        209,550
   4,400   Golf Trust Of America, Inc.......................         69,850
   7,800   Highwoods Properties, Inc........................        187,200
   1,300   Home Properties New York, Inc....................         39,000
  11,700   Innkeepers USA Trust.............................        106,763
     905   Istar Financial, Inc.............................         18,948
   4,300   Kilroy Realty Corporation........................        111,531
   3,600   Kimco Realty Corporation.........................        147,600
   6,710   Koger Equity, Inc................................        113,231
   1,900   Lennar Corporation...............................         38,475
   6,600   Liberty Property Trust...........................        171,188
   1,900   Macerich Company.................................         41,919
   3,200   Mack-Cali Realty Corporation.....................         82,200
   2,700   Meristar Hospitality Corporation.................         56,700
   4,100   Mills Corporation................................         77,131
   6,700   Pacific Gulf Properties, Inc.....................        167,919
   5,900   Pan Pacific Retail Properties, Inc...............        118,738
   5,000   Parkway Properties, Inc..........................        152,500
   6,400   Philips International Realty Corporation.........        111,200
   1,500   Post Properties, Inc.............................         66,000
   8,900   Prologis Trust...................................        189,681
   6,516   Public Storage, Inc..............................        152,719
   1,126   Reckson Associates Realty Corporation............         28,643
   4,100   Reckson Associates Realty Corporation Class B....         97,375
   7,400   Simon Property Group, Inc........................        164,188
   2,300   Spieker Properties, Inc. (b).....................        108,675
   3,100   Summit Properties, Inc...........................         65,100
   7,400   Trammell Crow Company (b)........................         79,550
   8,100   Trizechhahn Corporation (c)......................        144,788
   8,100   Winston Hotels, Inc..............................         60,750
                                                              -------------
                                                                  5,561,649
                                                              -------------
  TECHNOLOGY (1.0%)
     600   American Tower Corporation (b)...................         25,013
     900   Manugistics Group, Inc. (b)......................         42,075
                                                              -------------
                                                                     67,088
                                                              -------------
Total common stock (cost: $6,182,680).......................      6,737,348
                                                              -------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (3.1%)
$215,327   Provident Institutional Funds--TempFund                  215,327
            Portfolio, current rate 6.460%.................
                                                             --------------
           Total short-term securities (cost: $215,327)....         215,327
                                                             --------------
           Total investments in securities
            (cost: $6,398,007) (d).........................  $    6,952,675
                                                             ==============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.1% of net assets in foreign securities as of June 30, 2000.
(d) At June 30, 2000 the cost of securities for federal income tax purposes was $6,500,721. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


    Gross unrealized appreciation..........................  $      609,190
    Gross unrealized depreciation..........................        (157,236)
                                                             --------------
    Net unrealized appreciation............................  $      451,954
                                                             ==============

ADVANTUS SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

                                                                        MONEY
                                            GROWTH         BOND         MARKET
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ------------  ------------  ------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $607,752,975  $172,179,522  $144,134,436
Cash in bank on demand deposit.........           648       345,472            52
Receivable for Fund shares sold........       149,000       106,372       273,776
Receivable for investment securities
 sold..................................     1,463,171        14,162            --
Dividends and accrued interest
 receivable............................       245,048     2,570,394       131,641
Receivable for refundable foreign
 income taxes withheld.................            --            --            --
Other Receivable.......................            --            --         1,667
                                         ------------  ------------  ------------
    Total assets.......................   609,610,842   175,215,922   144,541,572
                                         ------------  ------------  ------------
              LIABILITIES
Payable for Fund shares repurchased....       426,993        42,488       168,552
Payable for investment securities
 purchased.............................     9,934,641            --            --
Payable to Adviser.....................       356,696        88,730        68,422
Other Payable..........................            --            --            --
                                         ------------  ------------  ------------
    Total liabilities..................    10,718,330       131,218       236,974
                                         ------------  ------------  ------------
Net assets applicable to outstanding
 capital stock.........................  $598,892,512  $175,084,704  $144,304,598
                                         ============  ============  ============
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........     1,808,111     1,535,870     1,443,046
  Additional paid-in capital...........   342,035,982   185,503,418   142,861,552
  Undistributed net investment
   income..............................      (444,070)    5,810,194            --
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    41,747,534   (12,835,768)           --
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...   213,744,955    (4,929,010)           --
                                         ------------  ------------  ------------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $598,892,512  $175,084,704  $144,304,598
                                         ============  ============  ============
Net asset value per share of
 outstanding capital stock.............  $       3.31  $       1.14  $       1.00
                                         ============  ============  ============
*  Identified cost.....................  $394,008,020  $177,108,532  $144,134,436
** Shares outstanding..................   180,811,104   153,587,021   144,304,598

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                                                   JUNE 30, 2000

                                                                                                                   SMALL
                                            ASSET        MORTGAGE                    CAPITAL     INTERNATIONAL    COMPANY
                                          ALLOCATION    SECURITIES    INDEX 500    APPRECIATION      STOCK         GROWTH
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ------------  ------------  ------------  ------------  -------------  ------------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $765,700,126  $138,402,029  $646,847,896  $428,083,085  $356,934,308   $284,119,699
Cash in bank on demand deposit.........       169,140     1,113,405        11,289         6,164     3,655,544             --
Receivable for Fund shares sold........       205,444       143,628       318,298        60,456        95,747        114,957
Receivable for investment securities
 sold..................................     2,564,307     3,829,505     5,218,901    28,554,786       514,279      5,853,667
Dividends and accrued interest
 receivable............................     2,718,478       891,106       535,917       115,286       902,552         28,069
Receivable for refundable foreign
 income taxes withheld.................            --            --            --            --       273,316             --
Other Receivable.......................            --            --       108,625            --       127,778             --
                                         ------------  ------------  ------------  ------------  ------------   ------------
    Total assets.......................   771,357,495   144,379,674   653,040,926   456,819,777   362,503,524    290,116,392
                                         ------------  ------------  ------------  ------------  ------------   ------------
              LIABILITIES
Payable for Fund shares repurchased....       564,406       100,841       468,590       173,221       228,227        148,772
Payable for investment securities
 purchased.............................    13,894,765     5,379,781     3,358,892    14,912,284     3,562,557      4,594,617
Payable to Adviser.....................       391,772        71,712       223,212       283,950       419,981        211,622
Other Payable..........................            --            --            --            --        18,549             --
                                         ------------  ------------  ------------  ------------  ------------   ------------
    Total liabilities..................    14,850,943     5,552,334     4,050,694    15,369,455     4,229,314      4,955,011
                                         ------------  ------------  ------------  ------------  ------------   ------------
Net assets applicable to outstanding
 capital stock.........................  $756,506,552  $138,827,340  $648,990,232  $441,450,322  $358,274,210   $285,161,381
                                         ============  ============  ============  ============  ============   ============
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........     3,193,074     1,224,496     1,450,776     1,277,929     2,007,320      1,185,716
  Additional paid-in capital...........   526,207,771   139,878,078   322,472,335   263,867,840   282,328,122    174,742,498
  Undistributed net investment
   income..............................     7,694,043     4,975,908     2,320,027            --     3,988,707       (671,387)
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    35,783,785    (3,382,379)   (1,839,320)   81,647,787    13,256,404     84,201,056
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...   183,627,879    (3,868,763)  324,586,414    94,656,766    56,693,657     25,703,498
                                         ------------  ------------  ------------  ------------  ------------   ------------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $756,506,552  $138,827,340  $648,990,232  $441,450,322  $358,274,210   $285,161,381
                                         ============  ============  ============  ============  ============   ============
Net asset value per share of
 outstanding capital stock.............  $       2.37  $       1.13  $       4.47  $       3.45  $       1.78   $       2.41
                                         ============  ============  ============  ============  ============   ============
*  Identified cost.....................  $582,072,247  $142,441,891  $322,231,795  $333,426,319  $300,425,955   $258,416,201
** Shares outstanding..................   319,307,430   122,449,623   145,077,610   127,792,871   200,731,991    118,571,569

ADVANTUS SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
JUNE 30, 2000

                                          MATURING    MATURING    MATURING
                                         GOVERNMENT  GOVERNMENT  GOVERNMENT
                                         BOND 2002   BOND 2006   BOND 2010
                                         PORTFOLIO   PORTFOLIO   PORTFOLIO
                                         ----------  ----------  ----------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $8,504,701  $6,106,946  $4,891,826
Cash in bank on demand deposit.........         11       8,153           --
Receivable for Fund shares sold........         --         297          242
Receivable for investment securities
 sold..................................         --          --           --
Dividends and accrued interest
 receivable............................        215         339          141
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................         --          --           --
Receivable for refundable foreign
 income taxes withheld.................         --          --           --
Other Receivable.......................         --          --           --
                                         ----------  ----------  ----------
    Total assets.......................  8,504,927   6,115,735    4,892,209
                                         ----------  ----------  ----------
              LIABILITIES
Bank overdraft.........................         --          --        8,135
Payable for Fund shares repurchased....        349         288          318
Payable for investment securities
 purchased.............................         --          --           --
Payable to Adviser.....................      2,774       1,986        1,571
Other Payable..........................         --          --           --
                                         ----------  ----------  ----------
    Total liabilities..................      3,123       2,274       10,024
                                         ----------  ----------  ----------
Net assets applicable to outstanding
 capital stock.........................  $8,501,804  $6,113,461  $4,882,185
                                         ==========  ==========  ==========
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........     78,243      53,261       40,670
  Additional paid-in capital...........  8,332,844   5,925,229    4,788,171
  Undistributed net investment
   income..............................    244,176     185,900      149,686
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    (46,264)   (104,900)     (93,209)
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...   (107,195)     53,971       (3,133)
                                         ----------  ----------  ----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $8,501,804  $6,113,461  $4,882,185
                                         ==========  ==========  ==========
Net asset value per share of
 outstanding capital stock.............  $    1.09   $    1.15   $     1.20
                                         ==========  ==========  ==========
*  Identified cost.....................  $8,611,896  $6,052,975  $4,894,959
** Shares outstanding..................  7,824,261   5,326,097    4,067,020

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                                                   JUNE 30, 2000

                                                          SMALL
                                            VALUE        COMPANY      GLOBAL      INDEX 400    MACRO-CAP    MICRO-CAP   REAL ESTATE
                                            STOCK         VALUE        BOND        MID-CAP       VALUE       GROWTH     SECURITIES
                                          PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------  -----------  -----------  -----------  -----------  -----------  -----------
                ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing*.....................  $162,368,962  $16,370,244  $31,836,158  $29,114,535  $27,943,213  $62,846,817  $6,952,675
Cash in bank on demand deposit.........         1,868           --      508,422       17,871        2,609           12          22
Receivable for Fund shares sold........        57,335       13,718       24,666       17,895        6,972       67,550      11,203
Receivable for investment securities
 sold..................................     4,548,710       65,222      701,755       10,754      238,867      556,950     169,958
Dividends and accrued interest
 receivable............................       116,963       21,542      608,750       25,057       22,889       10,569      55,001
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................            --           --      177,875           --           --           --          --
Receivable for refundable foreign
 income taxes withheld.................            --           --       18,304           --           --           --          --
Other Receivable.......................            --           --       25,421        8,695           --           --          --
                                         ------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total assets.......................   167,093,838   16,470,726   33,901,351   29,194,807   28,214,550   63,481,898   7,188,859
                                         ------------  -----------  -----------  -----------  -----------  -----------  ----------
              LIABILITIES
Bank overdraft.........................            --           --           --           --           --           --          --
Payable for Fund shares repurchased....       246,982        6,202        4,495       14,786       18,722       15,243       1,112
Payable for investment securities
 purchased.............................     2,588,022      187,276           --       54,659      779,450      512,817     142,016
Payable to Adviser.....................       115,242       13,927       61,107       13,267       20,287       62,845       5,661
Other Payable..........................            --          582       11,376           --           --           --          --
                                         ------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total liabilities..................     2,950,246      207,987       76,978       82,712      818,459      590,905     148,789
                                         ------------  -----------  -----------  -----------  -----------  -----------  ----------
Net assets applicable to outstanding
 capital stock.........................  $164,143,593  $16,262,739  $33,824,373  $29,112,095  $27,396,091  $62,890,993  $7,040,070
                                         ============  ===========  ===========  ===========  ===========  ===========  ==========
Represented by:
  Capital stock--authorized 10 trillion
   shares of $.01 par value**..........     1,018,347      168,626      367,284      230,344      241,142      265,963      82,238
  Additional paid-in capital...........   158,525,559   15,774,122   36,336,476   24,712,429   26,399,980   48,735,135   7,506,458
  Undistributed net investment
   income..............................       626,190       58,110      631,363      130,702       60,810           --     141,779
  Accumulated net realized gains
   (losses) from investments and
   foreign currency transactions.......    (7,234,569)    (802,053)  (3,017,928)   2,062,851     (279,016)   6,532,581  (1,245,073)
  Unrealized appreciation
   (depreciation) on investments and
   translation of assets and
   liabilities in foreign currencies...    11,208,066    1,063,934     (492,822)   1,975,769      973,175    7,357,314     554,668
                                         ------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $164,143,593  $16,262,739  $33,824,373  $29,112,095  $27,396,091  $62,890,993  $7,040,070
                                         ============  ===========  ===========  ===========  ===========  ===========  ==========
Net asset value per share of
 outstanding capital stock.............  $       1.61  $       .96  $       .92  $      1.26  $      1.14  $      2.36  $      .86
                                         ============  ===========  ===========  ===========  ===========  ===========  ==========
*  Identified cost.....................  $151,160,896  $15,306,305  $32,514,208  $27,138,766  $26,970,038  $55,489,503  $6,398,007
** Shares outstanding..................   101,834,740   16,862,595   36,728,395   23,034,360   24,114,207   26,596,263   8,223,780

ADVANTUS SERIES FUND, INC.
STATEMENT OF OPERATIONS
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000

                                                                      MONEY
                                            GROWTH        BOND        MARKET
                                          PORTFOLIO     PORTFOLIO   PORTFOLIO
                                         ------------  -----------  ----------
Investment Income
  Interest.............................  $    477,725  $ 5,921,354  $4,364,616
  Dividends (net of foreign withholding
   taxes of $432,723 for International
   Stock Portfolio)....................       856,127      403,833          --
                                         ------------  -----------  ----------
      Total investment income..........     1,333,852    6,325,187   4,364,616
                                         ------------  -----------  ----------
Expenses (note 5):
  Investment advisory fee..............     1,428,839      380,474     298,030
  Rule 12b-1 fees......................       240,612       72,092      60,143
  Custodian fees.......................         9,509        4,786       5,488
  Administrative services fee..........        25,400       25,400      25,400
  Auditing and accounting services.....         9,924        5,028       3,753
  Legal fees...........................         7,749        4,500       4,500
  Registration fees....................            --           50         137
  Printing and shareholder reports.....        51,317       20,247       7,873
  Directors' fees......................         3,045        1,182         892
  Insurance............................         1,527          832         696
  Other................................            --          402       4,404
                                         ------------  -----------  ----------
      Total expenses...................     1,777,922      514,993     411,316
  Less fees and expenses waived or
   absorbed by Minnesota Life:.........            --           --          --
                                         ------------  -----------  ----------
      Total net expenses...............     1,777,922      514,993     411,316
                                         ------------  -----------  ----------
      Investment income (loss)--net....      (444,070)   5,810,194   3,953,300
                                         ------------  -----------  ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    43,578,463   (7,022,894)         --
    Foreign currency transactions......            --           --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (27,669,992)   6,255,912          --
    Translation of assets and
     liabilities in foreign currency...            --           --          --
                                         ------------  -----------  ----------
      Net gains (losses) on
       investments.....................    15,908,471     (766,982)         --
                                         ------------  -----------  ----------
Net increase (decrease) in net assets
 resulting from operations.............  $ 15,464,401  $ 5,043,212  $3,953,300
                                         ============  ===========  ==========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                             STATEMENT OF OPERATIONS - CONTINUED
                                    PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000

                                                                                                                SMALL
                                            ASSET       MORTGAGE                  CAPITAL     INTERNATIONAL    COMPANY
                                          ALLOCATION   SECURITIES   INDEX 500   APPRECIATION      STOCK         GROWTH
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ------------  ----------  -----------  ------------  -------------  ------------
Investment Income
  Interest.............................  $  7,601,964  $5,294,556  $   101,159  $    544,859  $    986,478   $    496,568
  Dividends (net of foreign withholding
   taxes of $432,723 for International
   Stock Portfolio)....................     2,215,074      90,894    3,621,775       599,749     4,657,344         23,423
                                         ------------  ----------  -----------  ------------  ------------   ------------
      Total investment income..........     9,817,038   5,385,451    3,722,934     1,144,608     5,643,822        519,991
                                         ------------  ----------  -----------  ------------  ------------   ------------
Expenses (note 5):
  Investment advisory fee..............     1,674,347     294,097      978,904     1,484,748     1,142,480      1,021,649
  Rule 12b-1 fees......................       306,324      56,660       37,601       177,813       143,379        108,394
  Custodian fees.......................        19,054       7,168        9,577         6,159       161,163         12,762
  Administrative services fee..........        25,400      25,400       25,400        25,400        18,300         25,400
  Auditing and accounting services.....        19,008       5,640        6,201         8,037       111,632          3,702
  Legal fees...........................         9,719       4,500        8,412         5,798         4,561          4,500
  Registration fees....................            --          43          325            --            15             --
  Printing and shareholder reports.....        58,277      14,125       59,598        28,979        51,719         12,667
  Directors' fees......................         4,059         905        3,611         2,259         1,868          1,097
  Insurance............................         1,752         699        1,653         1,211         1,125            812
  Other................................         5,055         306        3,777        11,798        18,873            395
                                         ------------  ----------  -----------  ------------  ------------   ------------
      Total expenses...................     2,122,995     409,543    1,402,907     1,752,202     1,655,115      1,191,378
  Less fees and expenses waived or
   absorbed by Minnesota Life:.........            --          --           --            --            --             --
                                         ------------  ----------  -----------  ------------  ------------   ------------
      Total net expenses...............     2,122,995     409,543    1,402,907     1,752,202     1,655,115      1,191,378
                                         ------------  ----------  -----------  ------------  ------------   ------------
      Investment income (loss)--net....     7,694,043   4,975,908    2,320,027      (607,594)    3,988,707       (671,387)
                                         ------------  ----------  -----------  ------------  ------------   ------------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    39,300,743    (215,315)   1,837,653    83,359,598    18,597,959     84,673,349
    Foreign currency transactions......            --          --           --            --      (255,884)            --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (19,568,876)    613,783   (7,760,024)  (76,741,758)  (15,343,605)   (72,805,583)
    Translation of assets and
     liabilities in foreign currency...            --          --           --            --       203,137             --
                                         ------------  ----------  -----------  ------------  ------------   ------------
      Net gains (losses) on
       investments.....................    19,731,867     398,468   (5,922,371)    6,617,840     3,201,607     11,867,766
                                         ------------  ----------  -----------  ------------  ------------   ------------
Net increase (decrease) in net assets
 resulting from operations.............  $ 27,425,910  $5,374,376  $(3,602,344) $  6,010,246  $  7,190,314   $ 11,196,379
                                         ============  ==========  ===========  ============  ============   ============

ADVANTUS SERIES FUND, INC.
STATEMENT OF OPERATIONS - CONTINUED
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000

                                          MATURING    MATURING    MATURING
                                         GOVERNMENT  GOVERNMENT  GOVERNMENT
                                         BOND 2002   BOND 2006   BOND 2010
                                         PORTFOLIO   PORTFOLIO   PORTFOLIO
                                         ----------  ----------  ----------
Investment Income
  Interest.............................   $261,675    $197,881    $159,251
  Dividends............................         --          --          --
                                          --------    --------    --------
      Total investment income..........    261,675     197,881     159,251
                                          --------    --------    --------
Expenses (note 5):
  Investment advisory fee..............     10,937       7,488       5,978
  Rule 12b-1 fees......................         --          --          --
  Custodian fees.......................      3,658       2,374       2,177
  Administrative services fee..........     25,400      25,400      25,400
  Auditing and accounting services.....      5,174       4,813       4,684
  Legal fees...........................      4,500       4,500       4,500
  Registration fees....................          2           3           3
  Printing and shareholder reports.....      1,382       1,114         894
  Directors' fees......................         50          42          34
  Insurance............................        177         152         150
  Other................................         19          14          11
                                          --------    --------    --------
      Total expenses...................     51,299      45,900      43,831
  Less fees and expenses waived or
   absorbed by Minnesota Life:.........    (33,800)    (33,919)    (34,266)
                                          --------    --------    --------
      Total net expenses...............     17,499      11,981       9,565
                                          --------    --------    --------
      Investment income (loss)--net....    244,176     185,900     149,686
                                          --------    --------    --------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    (20,649)    (36,877)    (53,104)
    Foreign currency transactions......         --          --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................     26,454     179,571     282,584
    Translation of assets and
     liabilities in foreign currency...         --          --          --
                                          --------    --------    --------
      Net gains (losses) on
       investments.....................      5,805     142,694     229,480
                                          --------    --------    --------
Net increase (decrease) in net assets
 resulting from operations.............   $249,981    $328,594    $379,166
                                          ========    ========    ========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                             STATEMENT OF OPERATIONS - CONTINUED
                                    PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000

                                                         SMALL
                                            VALUE       COMPANY      GLOBAL     INDEX 400   MACRO-CAP    MICRO-CAP   REAL ESTATE
                                            STOCK        VALUE        BOND       MID-CAP      VALUE       GROWTH     SECURITIES
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------  ----------  -----------  ----------  ----------  -----------  -----------
Investment Income
  Interest.............................  $    111,571  $   39,731  $ 1,030,887  $   52,621  $  23,353   $   276,798   $   6,669
  Dividends............................     1,231,641      80,957           --     151,328    145,592         2,702     164,385
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
      Total investment income..........     1,343,212     120,688    1,030,887     203,949    168,945       279,500     171,054
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
Expenses (note 5):
  Investment advisory fee..............       586,142      49,736       95,949      41,409     78,557       291,328      21,750
  Rule 12b-1 fees......................        70,639       6,241           --      10,000     10,879        22,495       2,834
  Custodian fees.......................         3,294      10,034        4,307      15,686      7,224         8,399       5,388
  Administrative services fee..........        25,400      25,400       18,300      25,400     25,400        18,300      25,400
  Auditing and accounting services.....         4,569       8,546       50,174       8,190     34,647         8,190       7,259
  Legal fees...........................         4,500       4,500        4,500       4,500      4,500         4,500       4,500
  Registration fees....................            --          --           --          --         --            --         113
  Printing and shareholder reports.....        17,883      10,323        5,518       3,282      3,833         3,544       1,041
  Directors' fees......................         1,092          84          207         118        144           113          40
  Insurance............................           812         209          331         240        246           215         151
  Other................................         2,691       1,304        4,835       2,199      1,231         2,482       1,726
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
      Total expenses...................       717,022     116,377      184,121     122,886    166,661       359,566      70,202
  Less fees and expenses waived or
   absorbed by Minnesota Life:.........            --     (50,204)          --     (49,639)   (58,526)       (7,200)    (40,927)
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
      Total net expenses...............       717,022      66,173      184,121      73,247    108,135       352,366      29,275
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
      Investment income (loss)--net....       626,190      54,515      846,766     130,702     60,810       (72,866)    141,779
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    (4,282,850)    535,903     (123,141)  2,336,635     (7,457)    6,632,511    (270,619)
    Foreign currency transactions......            --          --   (1,899,542)         --         --            --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................    (7,173,427)    419,738      448,818    (313,257)  (364,965)   (8,793,903)    929,430
    Translation of assets and
     liabilities in foreign currency...            --          --      275,764          --         --            --          --
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
      Net gains (losses) on
       investments.....................   (11,456,277)    955,641   (1,298,101)  2,023,378   (372,422)   (2,161,392)    658,811
                                         ------------  ----------  -----------  ----------  ---------   -----------   ---------
Net increase (decrease) in net assets
 resulting from operations.............  $(10,830,087) $1,010,156  $  (451,335) $2,154,080  $(311,612)  $(2,234,260)  $ 800,590
                                         ============  ==========  ===========  ==========  =========   ===========   =========

ADVANTUS SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999


                                                   GROWTH                       BOND
                                                 PORTFOLIO                   PORTFOLIO
                                         --------------------------  --------------------------
                                             2000          1999          2000          1999
                                         ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $   (444,070) $    620,866  $  5,810,194  $ 10,726,543
  Net realized gains (losses) on
   investments.........................    43,578,463    20,132,234    (7,022,894)   (5,461,475)
  Net change in unrealized appreciation
   or depreciation of investments......   (27,669,992)  100,961,695     6,255,912   (10,168,312)
                                         ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................    15,464,401   121,714,795     5,043,212    (4,903,244)
                                         ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............       (20,866)   (2,151,114)  (10,726,543)   (9,315,816)
  Net realized gains...................   (20,539,219)  (13,013,829)           --    (3,747,942)
                                         ------------  ------------  ------------  ------------
    Total distributions................   (20,560,085)  (15,164,943)  (10,726,543)  (13,063,758)
                                         ------------  ------------  ------------  ------------
Capital share transactions (note 7):
  Proceeds from sales:.................    66,956,984   121,088,623    17,321,831    53,604,180
  Shares issued as a result of
   reinvested distributions............    20,560,085    15,164,943    10,726,543    13,063,758
  Payments for redemption of shares....   (78,204,594) (116,509,613)  (29,161,580)  (45,612,304)
                                         ------------  ------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...     9,312,475    19,743,953    (1,113,206)   21,055,634
                                         ------------  ------------  ------------  ------------
    Total increase in net assets.......     4,216,791   126,293,805    (6,796,537)    3,088,632
Net assets at beginning of period......   594,675,721   468,381,916   181,881,241   178,792,609
                                         ------------  ------------  ------------  ------------
Net assets at end of period*...........  $598,892,512  $594,675,721  $175,084,704  $181,881,241
                                         ============  ============  ============  ============
* including undistributed net
 investment income of..................  $         --  $     20,866  $  5,810,194  $ 10,726,543

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                  STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                    MONEY                       ASSET                      MORTGAGE
                                                   MARKET                     ALLOCATION                  SECURITIES
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                         ---------------------------  --------------------------  --------------------------
                                             2000          1999           2000          1999          2000          1999
                                         ------------  -------------  ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $  3,953,300  $   6,592,689  $  7,694,043  $ 15,216,856  $  4,975,908  $  9,141,650
  Net realized gains (losses) on
   investments.........................            --             --    39,300,743    33,121,659      (215,315)     (882,469)
  Net change in unrealized appreciation
   or depreciation of investments......            --             --   (19,568,876)   50,655,655       613,783    (5,631,350)
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................     3,953,300      6,592,689    27,425,910    98,994,170     5,374,376     2,627,831
                                         ------------  -------------  ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............    (3,953,300)    (6,592,689)     (409,615)  (28,808,007)   (9,141,650)   (7,552,106)
  Net realized gains...................            --             --   (33,866,432)  (32,912,956)           --            --
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Total distributions................    (3,953,300)    (6,592,689)  (34,276,047)  (61,720,963)   (9,141,650)   (7,552,106)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Capital share transactions (note 7):
  Proceeds from sales:.................    80,048,322    196,154,692    55,334,870   131,884,774    15,468,636    43,047,353
  Shares issued as a result of
   reinvested distributions............     3,955,977      6,592,689    34,276,047    61,720,963     9,141,650     7,552,106
  Payments for redemption of shares....   (96,279,378)  (172,344,676)  (76,382,917) (118,746,975)  (20,830,939)  (31,218,007)
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...   (12,275,079)    30,402,705    13,228,000    74,858,762     3,779,347    19,381,452
                                         ------------  -------------  ------------  ------------  ------------  ------------
    Total increase in net assets.......   (12,275,079)    30,402,705     6,377,863   112,131,969        12,073    14,457,177
Net assets at beginning of period......   156,579,677    126,176,972   750,128,689   637,996,720   138,815,267   124,358,090
                                         ------------  -------------  ------------  ------------  ------------  ------------
Net assets at end of period*...........  $144,304,598  $ 156,579,677  $756,506,552  $750,128,689  $138,827,340  $138,815,267
                                         ============  =============  ============  ============  ============  ============
* including undistributed net
 investment income of..................  $         --  $          --  $  7,694,043  $    409,615  $  4,975,908  $  9,141,650

ADVANTUS SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                                              CAPITAL
                                                 INDEX 500                  APPRECIATION
                                                 PORTFOLIO                   PORTFOLIO
                                         --------------------------  --------------------------
                                             2000          1999          2000          1999
                                         ------------  ------------  ------------  ------------
Operations:
  Investment income (loss)--net........  $  2,320,027  $  5,080,124  $   (607,594) $   (923,100)
  Net realized gains (losses) on
   investments.........................     1,837,653     8,470,614    83,359,598    40,283,314
  Net change in unrealized appreciation
   or depreciation of investments......    (7,760,024)  100,231,061   (76,741,758)   41,566,691
                                         ------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................    (3,602,344)  113,781,799     6,010,246    80,926,905
                                         ------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income--net...............       (80,124)  (10,083,595)           --            --
  Net realized gains...................    (9,444,500)   (8,167,486)  (39,535,288)  (52,034,035)
                                         ------------  ------------  ------------  ------------
    Total distributions................    (9,524,624)  (18,251,081)  (39,535,288)  (52,034,035)
                                         ------------  ------------  ------------  ------------
Capital share transactions (note 7):
  Proceeds from sales:.................    95,679,189   206,284,610    38,680,586    69,233,507
  Shares issued as a result of
   reinvested distributions............     9,524,624    18,251,081    39,535,288    52,034,035
  Payments for redemption of shares....  (100,910,978) (199,101,535)  (60,689,264)  (85,511,305)
                                         ------------  ------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...     4,292,835    25,434,156    17,526,610    35,756,237
                                         ------------  ------------  ------------  ------------
    Total increase in net assets.......    (8,834,133)  120,964,874   (15,998,432)   64,649,107
Net assets at beginning of period......   657,824,365   536,859,491   457,448,754   392,799,647
                                         ------------  ------------  ------------  ------------
Net assets at end of period*...........  $648,990,232  $657,824,365  $441,450,322  $457,448,754
                                         ============  ============  ============  ============
* including undistributed net
 investment income of..................  $  2,319,498  $     80,124  $         --  $         --

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                  STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                                               SMALL                     MATURING
                                               INTERNATIONAL                  COMPANY                   GOVERNMENT
                                                   STOCK                       GROWTH                   BOND 2002
                                                 PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         --------------------------  --------------------------  ------------------------
                                             2000          1999          2000          1999         2000         1999
                                         ------------  ------------  ------------  ------------  -----------  -----------
Operations:
  Investment income (loss)--net........  $  3,988,707  $  6,521,852  $   (671,387) $   (876,683) $   244,176  $   421,786
  Net realized gains (losses) on
   investments.........................    18,342,075    28,995,007    84,673,349    36,374,507      (20,649)     (19,742)
  Net change in unrealized appreciation
   or depreciation of investments......   (15,140,468)   28,324,477   (72,805,583)   48,401,789       26,454     (425,226)
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     7,190,314    63,841,336    11,196,379    83,899,613      249,981      (23,182)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............    (5,722,102)   (7,999,361)           --            --       (3,786)    (421,076)
  Net realized gains...................   (29,802,795)  (15,540,036)  (17,648,661)           --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Total distributions................   (35,524,897)  (23,539,397)  (17,648,661)           --       (3,786)    (421,076)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Capital share transactions (note 7):
  Proceeds from sales:.................    36,826,273    72,079,888    42,493,274    48,493,150      482,765    5,070,623
  Shares issued as a result of
   reinvested distributions............    35,524,897    23,539,397    17,648,661            --        3,786      421,076
  Payments for redemption of shares....   (49,591,335)  (82,944,819)  (38,409,384)  (57,858,209)  (2,391,513)  (1,741,050)
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    22,759,835    12,674,466    21,732,551    (9,365,059)  (1,904,962)   3,750,649
                                         ------------  ------------  ------------  ------------  -----------  -----------
    Total increase in net assets.......    (5,574,748)   52,976,405    15,280,269    74,534,554   (1,658,767)   3,306,391
Net assets at beginning of period......   363,848,958   310,872,553   269,881,112   195,346,558   10,160,571    6,854,180
                                         ------------  ------------  ------------  ------------  -----------  -----------
Net assets at end of period*...........  $358,274,210  $363,848,958  $285,161,381  $269,881,112  $ 8,501,804  $10,160,571
                                         ============  ============  ============  ============  ===========  ===========
* including undistributed net
 investment income of..................  $  3,988,707  $  5,722,102  $         --  $         --  $   244,176  $     3,786

ADVANTUS SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                MATURING                  MATURING
                                               GOVERNMENT                GOVERNMENT
                                                BOND 2006                BOND 2010
                                                PORTFOLIO                PORTFOLIO
                                         -----------------------  ------------------------
                                            2000        1999         2000         1999
                                         ----------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $  185,900  $   376,514  $   149,686  $   312,933
  Net realized gains (losses) on
   investments.........................     (36,877)     (48,930)     (53,104)          85
  Net change in unrealized appreciation
   or depreciation of investments......     179,571     (865,808)     282,584     (979,955)
                                         ----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     328,594     (538,224)     379,166     (666,937)
                                         ----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............      (2,514)    (374,327)    (312,933)    (231,080)
  Net realized gains...................          --           --      (23,561)     (10,517)
  Tax return of capital................          --           --           --           --
                                         ----------  -----------  -----------  -----------
    Total distributions................      (2,514)    (374,327)    (336,494)    (241,597)
                                         ----------  -----------  -----------  -----------
Capital share transactions (note 7):
  Proceeds from sales:.................     292,659    1,720,301      564,060    2,038,505
  Shares issued as a result of
   reinvested distributions............       2,514      374,327      336,494      241,597
  Payments for redemption of shares....    (768,316)  (1,791,410)  (1,003,373)  (2,077,689)
                                         ----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    (473,143)     303,218     (102,819)     202,413
                                         ----------  -----------  -----------  -----------
    Total increase in net assets.......    (147,063)    (609,333)     (60,147)    (706,121)
Net assets at beginning of period......   6,260,524    6,869,857    4,942,332    5,648,453
                                         ----------  -----------  -----------  -----------
Net assets at end of period*...........  $6,113,461  $ 6,260,524  $ 4,882,185  $ 4,942,332
                                         ==========  ===========  ===========  ===========
* including undistributed net
 investment income of..................  $  185,900  $     2,514  $   149,686  $   312,933

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                  STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                   VALUE                  SMALL COMPANY                 GLOBAL
                                                   STOCK                      VALUE                      BOND
                                                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         --------------------------  ------------------------  ------------------------
                                             2000          1999         2000         1999         2000         1999
                                         ------------  ------------  -----------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $    626,189  $  2,544,301  $    54,515  $   146,405  $   846,766  $ 1,850,693
  Net realized gains (losses) on
   investments.........................    (4,282,850)    8,724,028      535,903     (724,418)  (2,022,683)  (2,333,129)
  Net change in unrealized appreciation
   or depreciation of investments......    (7,173,427)  (10,353,629)     419,738      409,866      724,582   (2,043,163)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................   (10,830,087)      914,700    1,010,156     (168,147)    (451,335)  (2,525,599)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income--net...............       (94,301)   (5,725,701)      (5,268)    (150,000)      (6,987)    (908,156)
  Net realized gains...................            --            --           --           --           --     (141,029)
  Tax return of capital................            --            --           --           --           --           --
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total distributions................       (94,301)   (5,725,701)      (5,268)    (150,000)      (6,987)  (1,049,185)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Capital share transactions (note 7):
  Proceeds from sales:.................    20,299,961    45,459,132    5,271,175    6,559,658    4,553,804    7,332,871
  Shares issued as a result of
   reinvested distributions............        94,301     5,725,701        5,268      150,000        6,987    1,049,185
  Payments for redemption of shares....   (36,706,058)  (69,039,954)  (2,536,132)  (2,519,839)  (2,371,008)  (3,866,428)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...   (16,311,796)  (17,855,121)   2,740,311    4,189,819    2,189,783    4,515,628
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total increase in net assets.......   (27,236,184)  (22,666,122)   3,745,199    3,871,672    1,731,461      940,844
Net assets at beginning of period......   191,379,777   214,045,899   12,517,540    8,645,868   32,092,912   31,152,068
                                         ------------  ------------  -----------  -----------  -----------  -----------
Net assets at end of period*...........  $164,143,593  $191,379,777  $16,262,739  $12,517,540  $33,824,373  $32,092,912
                                         ============  ============  ===========  ===========  ===========  ===========
* including undistributed net
 investment income of..................  $    626,190  $     94,301  $    58,110  $     8,863  $   631,363  $  (208,416)

ADVANTUS SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                INDEX 400
                                                 MID-CAP
                                                PORTFOLIO
                                         ------------------------
                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income (loss)--net........  $   130,702  $   110,929
  Net realized gains (losses) on
   investments.........................    2,336,635    1,165,577
  Net change in unrealized appreciation
   or depreciation of investments......     (313,257)   1,664,366
                                         -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    2,154,080    2,940,872
                                         -----------  -----------
Distributions to shareholders from:
  Investment income--net...............      (12,429)     (98,500)
  Net realized gains...................     (395,850)  (1,658,627)
  Tax return of capital................           --           --
                                         -----------  -----------
    Total distributions................     (408,279)  (1,757,127)
                                         -----------  -----------
Capital share transactions (note 7):
  Proceeds from sales:.................    9,658,575   14,710,439
  Shares issued as a result of
   reinvested distributions............      408,279    1,757,127
  Payments for redemption of shares....   (7,057,831)  (3,805,290)
                                         -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...    3,009,023   12,662,276
                                         -----------  -----------
    Total increase in net assets.......    4,754,824   13,846,021
Net assets at beginning of period......   24,357,271   10,511,250
                                         -----------  -----------
Net assets at end of period*...........  $29,112,095  $24,357,271
                                         ===========  ===========
* including undistributed net
 investment income of..................  $   130,702  $    12,429

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                  STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
   PERIOD FROM JANUARY 1, 2000 TO JUNE 30, 2000 AND YEAR ENDED DECEMBER 31, 1999

                                                MACRO-CAP                  MICRO-CAP                REAL ESTATE
                                                  VALUE                     GROWTH                   SECURITIES
                                                PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         ------------------------  -------------------------  ------------------------
                                            2000         1999          2000         1999         2000         1999
                                         -----------  -----------  ------------  -----------  -----------  -----------
Operations:
  Investment income (loss)--net........  $    60,810  $    96,533  $    (72,868) $   (73,150) $  141,779   $   252,754
  Net realized gains (losses) on
   investments.........................       (7,457)     700,348     6,632,511    5,447,807    (270,619)     (579,299)
  Net change in unrealized appreciation
   or depreciation of investments......     (364,965)     382,932    (8,793,903)  14,803,544     929,430        87,999
                                         -----------  -----------  ------------  -----------  ----------   -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     (311,612)   1,179,813    (2,234,260)  20,178,201     800,590      (238,546)
                                         -----------  -----------  ------------  -----------  ----------   -----------
Distributions to shareholders from:
  Investment income--net...............          (33)     (98,097)           --           --          --      (252,754)
  Net realized gains...................     (212,125)    (826,182)   (4,470,284)          --          --            --
  Tax return of capital................           --           --            --           --          --       (60,746)
                                         -----------  -----------  ------------  -----------  ----------   -----------
    Total distributions................     (212,158)    (924,279)   (4,470,284)          --          --      (252,754)
                                         -----------  -----------  ------------  -----------  ----------   -----------
Capital share transactions (note 7):
  Proceeds from sales:.................    9,075,899   13,357,586    37,595,284   19,083,551     850,685     1,811,607
  Shares issued as a result of
   reinvested distributions............      212,158      924,279     4,470,284   (4,742,527)         --       313,500
  Payments for redemption of shares....   (3,938,472)  (3,055,089)  (15,023,701)          --    (437,152)   (1,069,575)
                                         -----------  -----------  ------------  -----------  ----------   -----------
    Increase (decrease) in net assets
     from capital share transactions...    5,349,585   11,226,776    27,041,865   14,341,024     413,533     1,055,532
                                         -----------  -----------  ------------  -----------  ----------   -----------
    Total increase in net assets.......    4,825,815   11,482,310    20,337,321   34,519,225   1,214,123       564,232
Net assets at beginning of period......   22,570,276   11,087,966    42,533,670    8,034,445   5,825,947     5,322,461
                                         -----------  -----------  ------------  -----------  ----------   -----------
Net assets at end of period*...........  $27,396,091  $22,570,276  $ 62,890,993  $42,553,670  $7,040,070   $ 5,886,693
                                         ===========  ===========  ============  ===========  ==========   ===========
* including undistributed net
 investment income of..................  $    60,810  $        33  $         --  $        --  $  141,779   $        --

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000

(1) ORGANIZATION

    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions,

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FUTURES TRANSACTION

    To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers at June 30, 2000, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Bond...............................................................  $ 5,531,670
Mortgage Securities................................................    3,054,354
Maturing Government Bond 2002......................................       18,739
Maturing Government Bond 2006......................................       33,411
Maturing Government Bond 2010......................................       11,305
Value Stock........................................................    1,417,246
Small Company Value................................................    1,224,022
Global Bond........................................................      946,758
Real Estate Securities.............................................      888,601

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustments were made as follows:

                                                    UNDISTRIBUTED NET      ACCUMULATED       ADDITIONAL PAID IN
                                                    INVESTMENT INCOME   REALIZED GAIN/LOSS        CAPITAL
                                                    -----------------   ------------------   ------------------
Capital Appreciation..............................      $607,594             $(607,594)              $0
Micro-Cap Growth..................................        72,866               (72,866)               0

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market flucuations. As of June 30, 2000, Asset Allocation Portfolio had entered into outstanding, when-issued or forward commitments of $4,340,320. The Portfolio has segregated assets with the Portfolio's custodian to cover such when-issued and forward commitments.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended June 30, 2000, the cost of purchases and proceeds from sales of investment securities aggregated $469,810,874 and $481,194,899, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 2000 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $393,037,801  $413,163,016
Bond...............................................   162,414,545   173,363,128
Asset Allocation...................................   545,484,086   564,552,965
Mortgage Securities................................    47,599,157    47,004,640
Index 500..........................................    44,642,042    51,563,828
Capital Appreciation...............................   572,425,961   616,809,026
International Stock................................    31,975,199    45,807,043
Small Company Growth...............................    17,289,143    14,047,620
Maturing Government Bond 2002......................     3,267,328     4,878,559
Maturing Government Bond 2006......................             0       311,344
Maturing Government Bond 2010......................       220,668       547,181
Value Stock........................................   156,623,029   171,697,743
Small Company Value................................    17,289,143    14,047,620
Global Bond........................................    44,001,107    42,399,763
Index 400 Mid-Cap..................................    14,735,823    14,822,535
Macro-Cap Value....................................    11,532,451     5,484,936
Micro-Cap Growth...................................    50,930,162    26,280,976
Real Estate Securities.............................     4,108,420     3,643,435

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On June 30, 2000, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

      EXCHANGE             CURRENCY TO BE            CURRENCY TO BE         UNREALIZED      UNREALIZED
        DATE                  DELIVERED                 RECEIVED           APPRECIATION    DEPRECIATION
---------------------   ---------------------   ------------------------  --------------  --------------
     08/10/2000         1,603,250    US$          2,750,000     AUD          $ 38,499        $     --
     08/23/2000         1,639,456    US$          2,410,000     CAD                --           8,499
     07/03/2000         1,600,000    US$          1,757,711     EUR            73,999              --
     08/14/2000         1,600,000    US$          1,754,867     EUR            75,404              --
     07/24/2000         1,280,000    US$          1,429,130     EUR            82,811              --
     08/25/2000         1,600,000    US$          1,747,373     EUR            69,243              --
     07/26/2000           306,000    US$            334,796     EUR            13,299              --
     08/25/2000         1,600,000    US$          1,690,081     EUR            14,513              --
     08/14/2000         1,520,000    MXP            151,018     US$                --           4,147
     08/22/2000           753,968    EUR         76,000,000     JPY             4,191              --
     08/22/2000           753,221    EUR         76,000,000     JPY             4,905              --
     08/22/2000         1,324,440    US$        139,000,000     JPY               323              --
     07/03/2000            11,261    ARA             11,809     EUR                --              21
     07/05/2000           483,618    ARA            483,618     US$                --             276
     07/05/2000           105,022    ARA            105,022     US$                --              60
     08/10/2000         2,750,000    AUD          1,650,756     US$             9,008              --
     07/03/2000         1,776,495    EUR          1,600,000     US$                --          91,888
     08/14/2000         1,784,221    EUR          1,600,000     US$                --         103,429
                                                                             --------        --------
                                                                             $386,195        $208,320
                                                                             ========        ========

ARA  Argentina Peso
AUD  Australian Dollar
CAD  Canadian Dollar
EUR  Euro
JPY  Japanese Yen
MXP  Mexican Peso
US$  United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Minnesota Life. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                              ANNUAL FEE
                                          --------------------------------------------------
Growth..................................  .45% of assets to $1 billion; and
                                          .40% of assets exceeding $1 billion
Bond....................................  .30% of assets to $500 million
                                          .25% of assets exceeding $500 million to
                                           $1 billion; and
                                          .20% of assets exceeding $1 billion
Money Market............................  .25% of assets to $1 billion; and
                                          .20% of assets exceeding $1 billion
Asset Allocation........................  .35% of assets to $1 billion; and
                                          .30% of assets exceeding $1 billion
Mortgage Securities.....................  .30% of assets to $1 billion; and
                                          .25% of assets exceeding $1 billion
Index 500...............................  .15% of assets to $250 million;
                                          .10% of assets exceeding $250 million to
                                           $1 billion; and
                                          .075% of assets exceeding $1 billion
Capital Appreciation....................  .50% of assets to $1 billion; and
                                          .45% of assets exceeding $1 billion
International Stock.....................  .60% of assets to $250 million;
                                          .55% of assets exceeding $250 million to
                                           $500 million
                                          .50% of assets exceeding $500 million to
                                           $1 billion; and
                                          .45% of assets exceeding $1 billion
Small Company Growth....................  .65% of assets to $1 billion; and
                                          .60% of assets exceeding $1 billion
Maturing Government Bond 2002...........  .25%
Maturing Government Bond 2006...........  .25%
Maturing Government Bond 2010...........  .25%
Value Stock.............................  .50% of assets to $500 million;
                                          .45% of assets exceeding $500 million to
                                           $1 billion; and
                                          .40% of assets exceeding $1 billion
Small Company Value.....................  .70% of assets to $1 billion; and
                                          .65% of assets exceeding $1 billion
Global Bond.............................  .60% of assets to $1 billion; and
                                          .55% of assets exceeding $1 billion
Index 400 Mid Cap.......................  .15% of assets to $250 million
                                          .10% of assets exceeding $250 million to
                                           $1 billion; and
                                          .075% of assets exceeding $1 billion
Macro-Cap Value.........................  .50%
Micro-Cap Growth........................  .95%
Real Estate Securities..................  .60% of assets to $1 billion; and
                                          .55% of assets exceeding $1 billion

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers a portion of the above annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                                SUB-ADVISOR                              FEE
---------                                -----------                 ------------------------------
Capital Appreciation       Credit Suisse Asset Management, LLC       .50% of total assets between
                                                                      $0 and $500 million;
                                                                     .45% of total assets between
                                                                      $500 million and $1 billion;
                                                                     .35% of total assets between
                                                                      $1 billion and $2 billion;
                                                                      and
                                                                     .30% of total assets exceeding
                                                                      $2 billion
International Stock        Templeton Investment Counsel, Inc.        .70% of total assets between
                                                                      $0 and $10 million;
                                                                     .65% of total assets exceeding
                                                                      $10 million to $25 million;
                                                                     .55% of total assets exceeding
                                                                      $25 million to $50 million;
                                                                     .50% of total assets exceeding
                                                                      $50 million to $100 million;
                                                                      and
                                                                     .40% of assets exceeding
                                                                      $100 million
Small Company Growth       Credit Suisse Asset Management, LLC       .65% of total assets between
                                                                      $0 and $500 million;
                                                                     .60% of total assets between
                                                                      $500 million and $1 billion;
                                                                     .50% of total assets between
                                                                      $1 billion and $2 billion;
                                                                      and
                                                                     .45% of total assets exceeding
                                                                      $2 billion
Small Company Value        State Street Research & Management        .65% on the first
                           Company                                    $500 million of assets;
                                                                     .60% on the next $500 million
                                                                      of assets;
                                                                     .50% of assets in excess of
                                                                      $1 billion
Global Bond                Julius Baer Investment Management, Inc.   .30% of average daily net
                                                                      assets
Macro-Cap Value            J.P. Morgan Investment Managment, Inc.    .45% of average daily net
                                                                      assets
Micro-Cap Growth           Wall Street Associates                    .85% of average daily net
                                                                      assets

Prior to May 1, 2000, each portfolio of the Fund paid Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                                   ANNUAL FEE
                                                         ------------------------------
Growth.................................................  .50%
Bond...................................................  .50%
Money Market...........................................  .50%
Asset Allocation.......................................  .50%
Mortgage Securities....................................  .50%
Index 500..............................................  .40%
Capital Appreciation...................................  .75%
International Stock....................................  1.00% on the first
                                                         $10 million in net assets
                                                         .90% on the next $15 million
                                                         .80% on the next $25 million
                                                         .75% on the next $50 million
                                                         .65% thereafter
Small Company Growth...................................  .75%
Maturing Government Bond 2002..........................  .25%
Maturing Government Bond 2006..........................  .25%
Maturing Government Bond 2010..........................  .25%

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

                                                                   ANNUAL FEE
                                                         ------------------------------
Value Stock............................................  .75%
Small Company Value....................................  .75%
Global Bond............................................  .60%
Index 400 Mid-Cap......................................  .40%
Macro-Cap Value........................................  .70%
Micro-Cap Value........................................  1.10%
Real Estate Securities.................................  .75%

Prior to May 1, 2000 Advantus Capital had sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital paid the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                            SUB-ADVISOR                             FEE
---------                            -----------                ------------------------------
Capital Appreciation    Winslow Capital Management, Inc.        .375%
International Stock     Templeton Investment Counsel, Inc.      .75% on the first $10 million
                                                                 in net assets
                                                                .65% on the next $15 million
                                                                .55% on the next $25 million
                                                                .50% on the next $50 million
                                                                .40% thereafter
Global Bond             Julius Baer Investment Management,      .30%
                        Inc.
Macro-Cap Value         J.P. Morgan Investment Management,      .45%
                        Inc.
Micro-Cap Growth        Wall Street Associates                  .85%

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital Management directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital Management.

  VOLUNTARY FEE ABSORPTION

    Prior to May 1, 2000, Minnesota Life had voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Growth Portfolio, Bond Portfolio, Money Market Portfolio, Asset Allocation Portfolio and Mortgage Securities Portfolio, .55% of average daily net assets for the Index 500 Portfolio and Index 400 Mid-Cap Portfolio, .90% of average daily net assets for the Capital Appreciation Portfolio, Small Company Growth Portfolio, Value Stock Portfolio, Small Company Value Portfolio and Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.60% of average daily net assets of Global Bond Portfolio, .85% of average daily net assets of Macro-Cap Value Portfolio, and 1.25% of average daily net assets of Micro-Cap Growth Portfolio. In addition, Minnesota Life had voluntarily agreed to absorb expenses, excluding investment advisory fees, that exceed 1.00% for International Stock Portfolio. Effective May 1, 2000, Advantus Capital has voluntarily agreed to absorb all fees and expenses that exceed, for each Portfolio, the percentage of average daily net assets set forth above. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

During the period ended, Advantus Capital Management voluntarily agreed to absorb $33,800, $33,919, $34,266, $50,204, $49,639, $58,526, $7,200 and $40,927
in expenses that were otherwise payable by Maturing

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $3,100 per month for each Portfolio. Prior to February 1, 2000, the administrative services fee was $3,900 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee was $2,800 per month.

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

  DISTRIBUTION FEES

    The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolio's share price. The fees are paid to Ascend Financial Services, Inc. (Ascend Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Ascend Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6) STOCK INDEX FUTURES CONTRACTS

    Investments in securities as of June 30, 2000, included securities valued at $8,480,000 in the Index 500 Portfolio and $428,905 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits in eleven open purchase contracts in the Index 500 Portfolio and eleven open purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of June 30, 2000 was $4,037,275 in the Index 500 Portfolio and $2,685,650 in the Index 400 Mid-Cap Portfolio with a net realized gain of $331,309 in the Index 500 Portfolio and a realized loss of $119,703 in the Index 400 Mid-Cap Portfolio.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) CAPITAL SHARE TRANSACTIONS

    Transactions in shares of Portfolios for the period ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                                                                        GROWTH                         BOND
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   19,497,297      42,839,351    14,420,331     44,447,081
Issued for reinvested distributions.........................    5,676,127       5,597,679     9,520,538     10,863,182
Redeemed....................................................  (22,795,661)    (41,077,172)  (24,539,772)   (37,836,298)
                                                              -----------    ------------   -----------    -----------
                                                                2,377,763       7,359,858      (598,903)    17,473,965
                                                              ===========    ============   ===========    ===========

                                                                     MONEY MARKET                ASSETS ALLOCATION
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   77,293,035     196,147,412    23,485,965     59,907,235
Issued for reinvested distributions.........................    3,955,976       6,599,969    13,823,434     28,365,669
Redeemed....................................................  (93,524,090)   (172,344,676)  (32,328,838)   (53,909,578)
                                                              -----------    ------------   -----------    -----------
                                                              (12,275,079)     30,402,705     4,980,561     34,363,326
                                                              ===========    ============   ===========    ===========

                                                                  MORTGAGE SECURITIES                INDEX 500
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   12,921,211      36,777,720    21,236,099     49,686,146
Issued for reinvested distributions.........................    8,281,538       6,511,621     2,058,564      4,378,781
Redeemed....................................................  (17,540,343)    (26,626,624)  (22,355,791)   (47,233,005)
                                                              -----------    ------------   -----------    -----------
                                                                3,662,406      16,662,717       938,872      6,831,922
                                                              ===========    ============   ===========    ===========

                                                                 CAPITAL APPRECIATION           INTERNATIONAL STOCK
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   10,898,886      22,418,718    20,181,618     41,001,132
Issued for reinvested distributions.........................   10,472,197      17,936,740    20,289,924     14,386,485
Redeemed....................................................  (17,071,749)    (27,938,372)  (27,343,917)   (47,503,619)
                                                              -----------    ------------   -----------    -----------
                                                                4,299,334      12,417,086    13,127,625      7,883,998
                                                              ===========    ============   ===========    ===========

                                                                                                MATURING GOVERNMENT
                                                                 SMALL COMPANY GROWTH                BOND 2002
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   16,444,934      28,170,922       345,729      4,624,824
Issued for reinvested distributions.........................    6,303,095              --         3,555        398,816
Redeemed....................................................  (14,811,254)    (34,140,673)   (2,157,287)    (1,590,033)
                                                              -----------    ------------   -----------    -----------
                                                                7,936,775      (5,969,751)   (1,808,003)     3,433,607
                                                              ===========    ============   ===========    ===========

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                  MATURING GOVERNMENT           MATURING GOVERNMENT
                                                                       BOND 2006                     BOND 2010
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................      256,290       1,435,106       458,616      1,602,449
Issued for reinvested distributions.........................        2,273         343,513       290,108        186,504
Redeemed....................................................     (694,223)     (1,497,984)     (832,917)    (1,644,699)
                                                              -----------    ------------   -----------    -----------
                                                                 (435,660)        280,635       (84,193)       144,254
                                                              ===========    ============   ===========    ===========

                                                                      VALUE STOCK               SMALL COMPANY VALUE
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................   11,590,609      26,200,731     5,931,543      7,303,801
Issued for reinvested distributions.........................       54,879       3,356,163         6,120        167,362
Redeemed....................................................  (21,563,605)    (39,454,214)   (2,863,080)    (2,800,436)
                                                              -----------    ------------   -----------    -----------
                                                               (9,918,117)     (9,897,320)    3,074,583      4,670,727
                                                              ===========    ============   ===========    ===========

                                                                      GLOBAL BOND                INDEX 400 MID CAP
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    4,991,751       7,504,432     7,930,030     13,266,825
Issued for reinvested distributions.........................        7,579       1,097,583       319,338      1,593,032
Redeemed....................................................   (2,594,992)     (3,985,565)   (5,795,067)    (3,424,608)
                                                              -----------    ------------   -----------    -----------
                                                                2,404,338       4,616,450     2,454,301     11,435,249
                                                              ===========    ============   ===========    ===========

                                                                    MACRO-CAP VALUE              MICRO-CAP GROWTH
                                                              ---------------------------   ---------------------------
                                                                  2000           1999           2000           1999
                                                              ------------   ------------   ------------   ------------
Sold........................................................    7,968,313      11,509,155    13,926,078     12,260,117
Issued for reinvested distributions.........................      176,492         799,052     1,493,917             --
Redeemed....................................................   (3,431,971)     (2,636,601)   (5,785,962)    (3,263,605)
                                                              -----------    ------------   -----------    -----------
                                                                4,712,834       9,671,606     9,634,033      8,996,512
                                                              ===========    ============   ===========    ===========

                                                                REAL ESTATE SECURITIES
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
Sold........................................................    1,080,502       2,176,152
Issued for reinvested distributions.........................           --         418,384
Redeemed....................................................     (560,569)     (1,289,081)
                                                              -----------    ------------
                                                                  519,933       1,305,455
                                                              ===========    ============

(8) ILLIQUID SECURITIES

    Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 2000, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock were $6,794,499, $17,594,297, $45,577,128 and $4,692,190, respectively, which represent 3.9%, 2.3%, 32.8% and 1.3% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   3.33      $   2.74    $   2.40    $   2.34    $   2.21    $   1.87
                                            --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................           --            --         .01         .02         .02         .02
  Net gains on securities (both
   realized and unrealized)............          .10           .67         .74         .62         .32         .41
                                            --------      --------    --------    --------    --------    --------
    Total from investment operations...          .10           .67         .75         .64         .34         .43
                                            --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income..............................           --          (.01)       (.02)       (.02)       (.02)       (.02)
  Distributions from net realized
   gains...............................         (.12)         (.07)       (.39)       (.56)       (.19)       (.07)
                                            --------      --------    --------    --------    --------    --------
    Total distributions................         (.12)         (.08)       (.41)       (.58)       (.21)       (.09)
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period.........     $   3.31      $   3.33    $   2.74    $   2.40    $   2.34    $   2.21
                                            ========      ========    ========    ========    ========    ========
Total return (a).......................         2.58%        25.67%      34.70%      33.41%      17.15%      24.28%
Net assets, end of period
 (in thousands)........................     $598,893      $594,676    $468,382    $330,816    $248,465    $201,678
Ratio of expenses to average daily net
 assets................................          .60%(c)       .53%        .53%        .55%        .59%        .55%
Ratio of net investment income to
 average daily net assets..............         (.15)%(c)      .12%        .40%       1.16%       1.04%       1.04%
Portfolio turnover rate (excluding
 short-term securities)................         67.7%         65.3%       66.4%      120.1%      154.7%       91.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

BOND PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   1.18      $   1.31    $   1.33    $   1.28    $   1.33    $   1.16
                                            --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................          .04           .07         .06         .08         .06         .07
  Net gains (losses) on securities
   (both realized and unrealized)......         (.01)         (.10)        .01         .04        (.03)        .15
                                            --------      --------    --------    --------    --------    --------
    Total from investment operations...          .03          (.03)        .07         .12         .03         .22
                                            --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income..............................         (.07)         (.07)       (.07)       (.07)       (.07)       (.05)
  Distributions from net realized
   gains...............................           --          (.03)       (.02)         --        (.01)         --
                                            --------      --------    --------    --------    --------    --------
    Total distributions................         (.07)         (.10)       (.09)       (.07)       (.08)       (.05)
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period.........     $   1.14      $   1.18    $   1.31    $   1.33    $   1.28    $   1.33
                                            ========      ========    ========    ========    ========    ========
Total return (a).......................         2.91%        (2.73)%      6.08%       9.42%       2.96%      19.75%
Net assets, end of period
 (in thousands)........................     $175,085      $181,881    $178,793    $139,824    $125,886    $101,045
Ratio of expenses to average daily net
 assets................................          .20%(c)       .56%        .55%        .57%        .56%        .58%
Ratio of net investment income to
 average daily net assets..............         2.20%(c)      5.92%       5.84%       6.39%       6.36%       6.57%
Portfolio turnover rate (excluding
 short-term securities)................        176.4%        140.8%      252.1%      200.0%      154.0%      205.4%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MONEY MARKET PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   1.00      $   1.00    $   1.00    $  1.00     $  1.00     $  1.00
                                            --------      --------    --------    -------     -------     -------
Income from investment operations:
  Net investment income................          .03           .05         .05        .05         .05         .05
                                            --------      --------    --------    -------     -------     -------
    Total from investment operations...          .03           .05         .05        .05         .05         .05
                                            --------      --------    --------    -------     -------     -------
Less distributions:
  Dividends from net investment
   income..............................         (.03)         (.05)       (.05)      (.05)       (.05)       (.05)
                                            --------      --------    --------    -------     -------     -------
    Total distributions................         (.03)         (.05)       (.05)      (.05)       (.05)       (.05)
                                            --------      --------    --------    -------     -------     -------
Net asset value, end of period.........     $   1.00      $   1.00    $   1.00    $  1.00     $  1.00     $  1.00
                                            ========      ========    ========    =======     =======     =======
Total return (a).......................         2.78%         4.71%       4.97%      5.11%       4.92%       5.43%
Net assets, end of period
 (in thousands)........................     $144,305      $156,580    $126,177    $53,583     $51,461     $30,166
Ratio of expenses to average daily net
 assets................................          .57%(c)       .56%        .58%       .59%        .60%        .64%
Ratio of net investment income to
 average daily net assets..............         5.50%(c)      4.61%       4.84%      5.13%       4.81%       5.29%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1,1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   2.39      $   2.28    $   2.03    $   1.87    $   1.83    $   1.52
                                            --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................          .02           .05         .05         .05         .05         .06
  Net gains on securities (both
   realized and unrealized)............          .07           .27         .40         .27         .16         .31
                                            --------      --------    --------    --------    --------    --------
    Total from investment operations...          .09           .32         .45         .32         .21         .37
                                            --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income..............................           --          (.10)       (.06)       (.05)       (.06)       (.05)
  Distributions from net realized
   gains...............................          .11          (.11)       (.14)       (.11)       (.11)       (.01)
                                            --------      --------    --------    --------    --------    --------
    Total distributions................         (.11)         (.21)       (.20)       (.16)       (.17)       (.06)
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period.........     $   2.37      $   2.39    $   2.28    $   2.03    $   1.87    $   1.83
                                            ========      ========    ========    ========    ========    ========
Total return (a).......................         3.69%        15.17%      23.65%      18.99%      12.50%      25.01%
Net assets, end of period (in
 thousands)............................     $756,507      $750,129    $637,997    $507,220    $414,709    $349,010
Ratio of expenses to average daily net
 assets................................          .57%(c)       .53%        .53%        .55%        .54%        .55%
Ratio of net investment income to
 average daily net assets..............         2.06%(c)      2.28%       2.51%       3.10%       3.09%       3.75%
Portfolio turnover rate (excluding
 short-term securities)................         74.9%         97.0%      129.6%      140.2%      120.1%      157.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MORTGAGE SECURITIES PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   1.17      $   1.22    $   1.21    $  1.19     $  1.21     $  1.10
                                            --------      --------    --------    -------     -------     -------
Income from investment operations:
  Net investment income................          .04           .07         .08        .07         .08         .08
  Net gains (losses) on securities
   (both realized and unrealized)......           --          (.05)         --        .03        (.02)        .11
                                            --------      --------    --------    -------     -------     -------
    Total from investment operations...          .04           .02         .08        .10         .06         .19
                                            --------      --------    --------    -------     -------     -------
Less distributions:
  Dividends from net investment
   income..............................         (.08)         (.07)       (.07)      (.08)       (.08)       (.08)
                                            --------      --------    --------    -------     -------     -------
    Total distributions................         (.08)         (.07)       (.07)      (.08)       (.08)       (.08)
                                            --------      --------    --------    -------     -------     -------
Net asset value, end of period.........     $   1.13      $   1.17    $   1.22    $  1.21     $  1.19     $  1.21
                                            ========      ========    ========    =======     =======     =======
Total return(a)........................         4.10%         1.99%       6.57%      9.14%       5.26%      18.01%
Net assets, end of period
 (in thousands)........................     $138,827      $138,815    $124,358    $99,233     $75,992     $69,746
Ratio of expenses to average daily net
 assets................................          .60%(c)       .57%        .57%       .59%        .58%        .58%
Ratio of net investment income to
 average daily net assets..............         7.31%(c)      6.88%       6.76%      7.08%       6.94%       7.09%
Portfolio turnover rate (excluding
 short-term securities)................         64.6%         79.4%      116.7%     106.4%       70.0%      133.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 500 PORTFOLIO

                                            PERIOD FROM
                                            JANUARY 1,
                                              2000 TO                      YEAR ENDED DECEMBER 31,
                                             JUNE 30,      --------------------------------------------------------
                                              2000(D)        1999        1998      1997(B)       1996        1995
                                            -----------    --------    --------    --------    --------    --------
Net asset value beginning of year.......     $   4.56      $   3.91    $   3.10    $   2.41    $   2.02    $   1.52
                                             --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................          .02           .04         .04         .03         .03         .03
  Net gains (losses) on securities (both
   realized and unrealized).............         (.04)          .74         .82         .73         .40         .51
                                             --------      --------    --------    --------    --------    --------
    Total from investment operations....         (.02)          .78         .86         .76         .43         .54
                                             --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................           --          (.07)       (.03)       (.03)       (.03)       (.03)
  Distributions from net realized
   gains................................         (.07)         (.06)       (.02)       (.04)       (.01)       (.01)
                                             --------      --------    --------    --------    --------    --------
    Total distributions.................         (.07)         (.13)       (.05)       (.07)       (.04)       (.04)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period..........     $   4.47      $   4.56    $   3.91    $   3.10    $   2.41    $   2.02
                                             ========      ========    ========    ========    ========    ========
Total return (a)........................         (.61)%       20.28%      27.99%      32.36%      21.64%      36.83%
Net assets, end of period
 (in thousands).........................     $648,990      $657,824    $536,859    $380,751    $204,395    $123,999
Ratio of expenses to average daily net
 assets.................................          .44%(c)       .45%        .44%        .45%        .45%        .47%
Ratio of net investment income to
 average daily net assets...............          .72%(c)       .85%       1.08%       1.33%       1.77%       2.08%
Portfolio turnover rate (excluding
 short-term securities).................          7.0%         25.6%       30.2%        8.3%       15.2%        4.8%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

CAPITAL APPRECIATION PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   3.70      $   3.54    $   2.85    $   2.47    $   2.16    $   1.81
                                            --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss..................           --          (.01)         --          --          --          --
  Net gains on securities (both
   realized and unrealized)............          .08           .64         .86         .62         .37         .40
                                            --------      --------    --------    --------    --------    --------
    Total from investment operations...          .08           .63         .86         .62         .37         .40
                                            --------      --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized
   gains...............................         (.33)         (.47)       (.17)       (.24)       (.06)       (.05)
                                            --------      --------    --------    --------    --------    --------
    Total distributions................         (.33)         (.47)       (.17)       (.24)       (.06)       (.05)
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period.........     $   3.45      $   3.70    $   3.54    $   2.85    $   2.47    $   2.16
                                            ========      ========    ========    ========    ========    ========
Total return (a).......................         1.35%        21.51%      30.83%      28.26%      17.61%      22.78%
Net assets, end of period
 (in thousands)........................     $441,450      $457,449    $392,800    $294,665    $214,468    $163,520
Ratio of expenses to average daily net
 assets................................          .79%(c)       .79%        .78%        .80%        .85%        .80%
Ratio of net investment income to
 average daily net assets..............         (.27)%(c)     (.24)%      (.21)%      (.12)%      (.09)%      (.15)%
Portfolio turnover rate (excluding
 short-term securities)................        134.2%        114.1%       82.7%       74.0%       62.9%       51.1%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1,1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(D)        1999        1998      1997(B)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......     $   1.94      $   1.73    $   1.71    $   1.60    $   1.41    $   1.24
                                            --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................          .02           .04         .04         .03         .03         .03
  Net gains on securities (both
   realized and unrealized)............          .01           .31         .08         .15         .24         .14
                                            --------      --------    --------    --------    --------    --------
    Total from investment operations...          .03           .35         .12         .18         .27         .17
                                            --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income..............................         (.03)         (.05)       (.05)       (.05)       (.04)         --
  Distributions from net realized
   gains...............................         (.16)         (.09)       (.05)       (.02)       (.04)         --
                                            --------      --------    --------    --------    --------    --------
    Total distributions................         (.19)         (.14)       (.10)       (.07)       (.08)         --
                                            --------      --------    --------    --------    --------    --------
Net asset value, end of period.........     $   1.78      $   1.94    $   1.73    $   1.71    $   1.60    $   1.41
                                            ========      ========    ========    ========    ========    ========
Total return (a).......................         2.09%        21.43%       6.61%      11.94%      19.79%      14.23%
Net assets, end of period
 (in thousands)........................     $358,274      $363,849    $310,873    $287,170    $213,608    $140,770
Ratio of expenses to average daily net
 assets................................         1.03%(c)       .90%        .94%        .97%       1.06%       1.04%
Ratio of net investment income to
 average daily net assets..............         2.47%(c)      2.03%       2.55%       2.29%       2.53%       2.69%
Portfolio turnover rate (excluding
 short-term securities)................         10.0%         34.7%       22.4%       12.5%       11.5%       20.3%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY GROWTH PORTFOLIO

                                            PERIOD FROM
                                            JANUARY 1,
                                              2000 TO                      YEAR ENDED DECEMBER 31,
                                             JUNE 30,      --------------------------------------------------------
                                              2000(D)        1999        1998      1997(B)       1996        1995
                                            -----------    --------    --------    --------    --------    --------
Net asset value beginning of year.......     $   2.44      $   1.68    $   1.65    $   1.54    $   1.60    $   1.23
                                             --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss...................         (.01)         (.01)         --          --          --          --
  Net gains on securities (both realized
   and unrealized)......................          .13           .77         .03         .11         .10         .39
                                             --------      --------    --------    --------    --------    --------
    Total from investment operations....          .12           .76         .03         .11         .10         .39
                                             --------      --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................           --            --          --          --        (.16)       (.02)
  Distributions from net realized
   gains................................         (.16)           --          --          --          --          --
                                             --------      --------    --------    --------    --------    --------
    Total distributions.................         (.16)           --          --          --        (.16)       (.02)
                                             --------      --------    --------    --------    --------    --------
Net asset value, end of period..........     $   2.40      $   2.44    $   1.68    $   1.65    $   1.54    $   1.60
                                             ========      ========    ========    ========    ========    ========
Total return (a)........................         4.22%        45.63%       1.27%       7.75%       6.45%      32.06%
Net assets, end of period (in
 thousands).............................     $285,161      $269,881    $195,347    $182,917    $144,544    $ 98,895
Ratio of expenses to average daily net
 assets.................................          .84%(c)       .80%        .79%        .82%        .81%        .84%
Ratio of net investment income to
 average daily net assets...............         (.47)%(c)     (.45)%      (.28)%      (.05)%       .24%        .15%
Portfolio turnover rate (excluding
 short-term securities).................        105.6%        105.1%       75.5%       63.8%       74.4%       61.3%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(E)        1999        1998      1997(C)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......      $  1.05      $  1.11     $  1.07     $  1.05     $  1.09     $   .93
                                             -------      -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income................          .03          .05         .05         .06         .06         .07
  Net gains (losses) on securities
   (both realized and unrealized)......          .01         (.06)        .06         .02        (.04)        .16
                                             -------      -------     -------     -------     -------     -------
    Total from investment operations...          .04         (.01)        .11         .08         .02         .23
                                             -------      -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment
   income..............................           --         (.05)       (.06)       (.05)       (.06)       (.07)
  Distributions from net realized
   gains...............................           --           --        (.01)       (.01)         --          --
                                             -------      -------     -------     -------     -------     -------
    Total distributions................           --         (.05)       (.07)       (.06)       (.06)       (.07)
                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period.........      $  1.09      $  1.05     $  1.11     $  1.07     $  1.05     $  1.09
                                             =======      =======     =======     =======     =======     =======
Total return (a).......................         3.06%        (.48)%      9.61%       8.50%       1.73%      25.02%
Net assets, end of period
 (in thousands)........................      $ 8,502      $10,161     $ 6,854     $ 4,208     $ 3,900     $ 3,049
Ratio of expenses to average daily net
 assets (b)............................          .40%(d)      .40%        .34%        .20%        .20%        .20%
Ratio of net investment income to
 average daily net assets (b)..........         5.57%(d)     5.37%       5.74%       5.99%       6.52%       6.52%
Portfolio turnover rate (excluding
 short-term securities)................         36.9%        21.1%       35.2%       36.9%       21.9%         --

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $33,800, $53,336, $37,949, $36,833,
     $31,158 and $24,709 in expenses for the period ended June 30, 2000, the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.17%, 1.08%, 1.07%, 1.14%, 1.14% and 1.06%, respectively, and the ratio of net investment income to average daily net assets would have been 4.80%, 4.69%, 5.01%, 5.05%, 5.58% and 5.66%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                            PERIOD FROM
                                            JANUARY 1,
                                              2000 TO                      YEAR ENDED DECEMBER 31,
                                             JUNE 30,      --------------------------------------------------------
                                              2000(E)        1999        1998      1997(C)       1996        1995
                                            -----------    --------    --------    --------    --------    --------
Net asset value beginning of year.......      $  1.09      $  1.25     $  1.16     $  1.09     $  1.17     $   .92
                                              -------      -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income.................          .03          .07         .05         .07         .06         .07
  Net gains (losses) on securities (both
   realized and unrealized).............          .03         (.16)        .11         .07        (.07)        .25
                                              -------      -------     -------     -------     -------     -------
    Total from investment operations....          .06         (.09)        .16         .14        (.01)        .32
                                              -------      -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment
   income...............................           --         (.07)       (.06)       (.06)       (.06)       (.07)
  Excess distributions of net investment
   income...............................           --           --        (.01)       (.01)       (.01)         --
                                              -------      -------     -------     -------     -------     -------
    Total distributions.................           --         (.07)       (.07)       (.07)       (.07)       (.07)
                                              -------      -------     -------     -------     -------     -------
Net asset value, end of period..........      $  1.15      $  1.09     $  1.25     $  1.16     $  1.09     $  1.17
                                              =======      =======     =======     =======     =======     =======
Total return (a)........................         5.68%       (7.81)%     14.37%      12.62%      (1.21)%     34.72%
Net assets, end of period
 (in thousands).........................      $ 6,113      $ 6,261     $ 6,870     $ 3,900     $ 3,095     $ 2,570
Ratio of expenses to average daily net
 assets (b).............................          .40%(d)      .40%        .40%        .40%        .40%        .40%
Ratio of net investment income to
 average daily net assets (b)...........         6.19%(d)     5.76%       5.57%       6.23%       6.43%       6.56%
Portfolio turnover rate (excluding
 short-term securities).................           --         19.8%       21.6%        3.1%       25.7%       10.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $33,919, $56,178, $37,165, $37,425,
     $31,536 and $25,199 in expenses for the period ended June 30, 2000, the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.53%, 1.26%, 1.12%, 1.50%, 1.58% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 5.06%, 4.90%, 4.85%, 5.13%, 5.25% and 5.40%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                           PERIOD FROM
                                           JANUARY 1,
                                             2000 TO                      YEAR ENDED DECEMBER 31,
                                            JUNE 30,      --------------------------------------------------------
                                             2000(E)        1999        1998      1997(C)       1996        1995
                                           -----------    --------    --------    --------    --------    --------
Net asset value beginning of year......      $  1.19      $  1.41     $  1.29     $  1.17     $  1.21     $   .91
                                             -------      -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income................          .04          .08         .06         .07         .05         .07
  Net gains (losses) on securities
   (both realized and unrealized)......          .05         (.24)        .12         .11        (.09)        .30
                                             -------      -------     -------     -------     -------     -------
    Total from investment operations...          .09         (.16)        .18         .18        (.04)        .37
                                             -------      -------     -------     -------     -------     -------
Less distributions:
  Dividends from net investment
   income..............................         (.08)        (.06)       (.06)       (.05)         --        (.07)
  Distributions from net realized
   gains...............................           --           --          --        (.01)         --          --
                                             -------      -------     -------     -------     -------     -------
    Total distributions................         (.08)        (.06)       (.06)       (.06)         --        (.07)
                                             -------      -------     -------     -------     -------     -------
Net asset value, end of period.........      $  1.20      $  1.19     $  1.41     $  1.29     $  1.17     $  1.21
                                             =======      =======     =======     =======     =======     =======
Total return (a).......................         8.16%      (11.54)%     14.28%      17.87%      (3.42)%     41.22%
Net assets, end of period (in
 thousands)............................      $ 4,882      $ 4,942     $ 5,648     $ 3,176     $ 2,813     $ 1,384
Ratio of expenses to average daily net
 assets (b)............................          .40%(d)      .40%        .40%        .40%        .40%        .40%
Ratio of net investment income to
 average daily net assets (b)..........         6.24%(d)     5.82%       5.48%       6.18%       6.40%       6.58%
Portfolio turnover rate (excluding
 short-term securities)................          4.6%        28.4%       28.2%       39.3%       71.0%         --

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b)  Minnesota Life voluntarily absorbed $34,266, $55,419, $39,052, $38,967,
     $33,042 and $26,308 in expenses for the period ended June 30, 2000, the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.83%, 1.43%, 1.33%, 1.85%, 2.18% and 2.68%, respectively, and the ratio of net investment income to average daily net assets would have been 4.81%, 4.79%, 4.55%, 4.73%, 4.62%, 4.30%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

VALUE STOCK PORTFOLIO

                                            PERIOD FROM
                                            JANUARY 1,
                                              2000 TO                      YEAR ENDED DECEMBER 31,
                                             JUNE 30,      --------------------------------------------------------
                                              2000(E)        1999        1998      1997(C)       1996        1995
                                            -----------    --------    --------    --------    --------    --------
Net asset value beginning of year.......     $   1.71      $   1.76    $   1.73    $   1.59    $  1.31     $  1.04
                                             --------      --------    --------    --------    -------     -------
Income from investment operations:
  Net investment income.................          .01           .02         .03         .01        .01         .01
  Net gains (losses) on securities (both
   realized and unrealized).............         (.11)         (.02)         --         .32        .39         .33
                                             --------      --------    --------    --------    -------     -------
    Total from investment operations....         (.10)           --         .03         .33        .40         .34
                                             --------      --------    --------    --------    -------     -------
Less distributions:
  Dividends from net investment
   income...............................           --          (.05)         --        (.02)      (.01)       (.01)
  Distributions from net realized
   gains................................           --            --          --        (.17)      (.11)       (.06)
                                             --------      --------    --------    --------    -------     -------
    Total distributions.................           --          (.05)         --        (.19)      (.12)       (.07)
                                             --------      --------    --------    --------    -------     -------
Net asset value, end of period..........     $   1.61      $   1.71    $   1.76    $   1.73    $  1.59     $  1.31
                                             ========      ========    ========    ========    =======     =======
Total return (a)........................        (5.89)%         .27%       1.75%      21.19%     30.95%      32.96%
Net assets, end of period (in
 thousands).............................     $164,144      $191,380    $214,046    $208,093    $97,187     $31,825
Ratio of expenses to average daily net
 assets (b).............................          .82%(d)       .80%        .79%        .80%       .83%        .89%
Ratio of net investment income to
 average daily net assets (b)...........          .71%(d)      1.26%       1.54%       1.13%      1.28%       1.25%
Portfolio turnover rate (excluding
 short-term securities).................        168.7%        131.2%       88.9%      115.4%      88.6%      164.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
(b) Minnesota Life voluntarily absorbed $11,610 in expenses for the year ended December 31, 1995. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95%, and the ratio of net investment income to average daily net assets would have been 1.19%.
(c) Effective May 1, 1997 the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1,1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY VALUE PORTFOLIO

                                           PERIOD FROM                            PERIOD FROM
                                           JANUARY 1,          YEAR ENDED          OCTOBER 1,
                                             2000 TO          DECEMBER 31,         1997(A) TO
                                            JUNE 30,      --------------------    DECEMBER 31,
                                             2000(E)        1999        1998          1997
                                           -----------    --------    --------    ------------
Net asset value beginning of year......      $   .91      $   .95     $  1.03       $  1.01
                                             -------      -------     -------       -------
Income from investment operations:
  Net investment income................           --          .01         .01            --
  Net gains (losses) on securities
   (both realized and unrealized)......          .05         (.04)       (.08)          .02
                                             -------      -------     -------       -------
    Total from investment operations...          .05         (.03)       (.07)          .02
                                             -------      -------     -------       -------
Less distributions:
  Dividends from net investment
   income..............................           --         (.01)       (.01)           --
                                             -------      -------     -------       -------
    Total distributions................           --         (.01)       (.01)           --
                                             -------      -------     -------       -------
Net asset value, end of period.........      $   .96      $   .91     $   .95       $  1.03
                                             =======      =======     =======       =======
Total return (b).......................         6.28%       (3.07)%     (6.75)%        2.30%
Net assets, end of period (in
 thousands)............................      $16,263      $12,518     $ 8,646       $ 5,177
Ratio of expenses to average daily net
 assets (c)............................          .97%(d)      .90%        .90%          .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........          .80%(d)     1.42%       1.52%         1.13%(d)
Portfolio turnover rate (excluding
 short-term securities)................        111.9%       101.5%       70.2%         13.0%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $50,204, $67,886, $58,848 and $11,517 in expenses for the period ended June 30, 2000 and the years ended December 31, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.71%, 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .06%, .76%, .59% and .25%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

GLOBAL BOND PORTFOLIO

                                             PERIOD FROM                                        PERIOD FROM
                                             JANUARY 1,                YEAR ENDED               OCTOBER 31,
                                               2000 TO                DECEMBER 31,              1997(A) TO
                                              JUNE 30,       ------------------------------    DECEMBER 31,
                                               2000(D)           1999             1998             1997
                                            -------------    -------------    -------------    -------------
Net asset value, beginning of year......       $   .94          $  1.05          $   .98          $  1.00
                                               -------          -------          -------          -------
Income from investment operations:
  Net investment income (loss)..........           .02              .05              .05             (.02)
  Net gains (losses) on securities (both
   realized and unrealized).............          (.04)            (.13)             .11              .02
                                               -------          -------          -------          -------
    Total from investment operations....          (.02)            (.08)             .16               --
                                               -------          -------          -------          -------
Less distributions:
  Dividends from net investment
   income...............................            --             (.03)            (.03)            (.01)
  Distributions from net realized
   gains................................            --               --             (.06)              --
  Excess distributions of net investment
   income...............................            --               --               --             (.01)
                                               -------          -------          -------          -------
    Total distributions.................            --             (.03)            (.09)            (.02)
                                               -------          -------          -------          -------
    Net asset value, end of period......       $   .92          $   .94          $  1.05          $   .98
                                               =======          =======          =======          =======
Total return (b)........................         (1.48)%          (7.81)%          16.18%             .10%
Net assets, end of period
 (in thousands).........................       $33,824          $32,093          $31,152          $25,019
Ratio of expenses to average daily net
 assets.................................          1.18%(c)          .94%            1.13%            1.60%(c)
Ratio of net investment income to
 average daily net assets...............          5.41%(c)         5.90%            4.86%            3.66%(c)
Portfolio turnover rate (excluding
 short-term securities).................         142.8%           287.4%           285.3%           120.5%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO

                                             PERIOD FROM                                        PERIOD FROM
                                             JANUARY 1,                YEAR ENDED               OCTOBER 1,
                                               2000 TO                DECEMBER 31,              1997(A) TO
                                              JUNE 30,       ------------------------------    DECEMBER 31,
                                               2000(E)           1999             1998             1997
                                            -------------    -------------    -------------    -------------
Net asset value beginning of year.......       $  1.18          $  1.15          $  1.01          $  1.00
                                               -------          -------          -------          -------
Income from investment operations:
  Net investment income.................           .01               --              .01               --
  Net gains on securities (both realized
   and unrealized)......................           .09              .15              .16              .01
                                               -------          -------          -------          -------
    Total from investment operations....           .10              .15              .17              .01
                                               -------          -------          -------          -------
Less distributions:
  Dividends from net investment
   income...............................            --               --             (.01)              --
  Distributions from net realized
   gains................................          (.02)            (.12)            (.02)              --
                                               -------          -------          -------          -------
    Total distributions.................          (.02)            (.12)            (.03)              --
                                               -------          -------          -------          -------
Net asset value, end of period..........       $  1.26          $  1.18          $  1.15          $  1.01
                                               =======          =======          =======          =======
Total return (b)........................          8.16%           15.96%           16.68%             .06%
Net assets, end of period
 (in thousands).........................       $29,112          $24,357          $10,511          $ 5,052
Ratio of expenses to average daily net
 assets (c).............................           .55%(d)          .55%             .55%             .55%(d)
Ratio of net investment income to
 average daily net assets (c)...........           .98%(d)          .72%             .78%             .89%(d)
Portfolio turnover rate (excluding
 short-term securities).................          58.6%            76.6%            85.4%             4.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $49,639, $70,044, $52,946 and $14,670 in expenses for the period ended June 30, 2000, the years ended December 31, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .92%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .61%, .27%, (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MACRO-CAP VALUE PORTFOLIO

                                             PERIOD FROM                                        PERIOD FROM
                                             JANUARY 1,                YEAR ENDED               OCTOBER 15,
                                               2000 TO                DECEMBER 31,              1997(A) TO
                                              JUNE 30,       ------------------------------    DECEMBER 31,
                                               2000(E)           1999             1998             1997
                                            -------------    -------------    -------------    -------------
Net asset value beginning of year.......       $  1.16          $  1.14          $   .97          $  1.00
                                               -------          -------          -------          -------
Income from investment operations:
  Net investment income.................            --              .01              .01               --
  Net gains (losses) on securities (both
   realized and unrealized).............          (.01)             .07              .21             (.02)
                                               -------          -------          -------          -------
    Total from investment operations....          (.01)             .08              .22             (.02)
                                               -------          -------          -------          -------
Less distributions:
  Dividends from net investment
   income...............................            --             (.01)              --             (.01)
  Distributions from net realized
   gains................................          (.01)            (.05)            (.05)              --
                                               -------          -------          -------          -------
    Total distributions.................          (.01)            (.06)            (.05)            (.01)
                                               -------          -------          -------          -------
Net asset value, end of period..........       $  1.14          $  1.16          $  1.14          $   .97
                                               =======          =======          =======          =======
Total return (b)........................         (1.56)%           7.17%           22.33%           (2.13)%
Net assets, end of period
 (in thousands).........................       $27,396          $22,570          $11,088          $ 4,923
Ratio of expenses to average daily net
 assets (c).............................           .89%(d)          .85%(d)          .85%             .85%(d)
Ratio of net investment income to
 average daily net assets (c)...........           .50%(d)          .60%(d)          .69%            2.04%(d)
Portfolio turnover rate (excluding
 short-term securities).................          22.3%           103.4%           164.0%            36.7%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares . For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $58,526, $102,703, $114,468 and $22,940 in expenses for the period ended June 30, 2000 and the years ended
     December 31, 1999, and 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.38%, 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .02, (.03)%, (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

MICRO-CAP GROWTH PORTFOLIO

                                             PERIOD FROM                                        PERIOD FROM
                                             JANUARY 1,                YEAR ENDED               OCTOBER 1,
                                               2000 TO                DECEMBER 31,              1997(A) TO
                                              JUNE 30,       ------------------------------    DECEMBER 31,
                                               2000(E)           1999             1998             1997
                                            -------------    -------------    -------------    -------------
Net asset value beginning of year.......       $  2.51          $  1.01          $   .89          $  1.06
                                               -------          -------          -------          -------
Income from investment operations:
  Net gains (losses) on securities (both
   realized and unrealized).............           .05             1.50              .12             (.14)
                                               -------          -------          -------          -------
    Total from investment operations....           .05             1.50              .12             (.14)
                                               -------          -------          -------          -------
Less distributions:
  Distributions from net realized
   gains................................          (.20)              --               --             (.03)
                                               -------          -------          -------          -------
    Total distributions.................          (.20)              --               --             (.03)
                                               -------          -------          -------          -------
Net asset value, end of period..........       $  2.36          $  2.51          $  1.01          $   .89
                                               =======          =======          =======          =======
Total return (b)........................          0.59%          148.77%           13.44%          (13.20)%
Net assets, end of period
 (in thousands).........................       $62,891          $42,554          $ 8,034          $ 4,591
Ratio of expenses to average daily net
 assets (c).............................          1.27%(d)         1.25%            1.25%            1.25%(d)
Ratio of net investment income to
 average daily net assets (c)...........          (.26)%(d)        (.47)%           (.40)%           (.24)%(d)
Portfolio turnover rate (excluding
 short-term securities).................          56.6%           108.5%            67.4%            28.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $7,200, $50,020, $46,960 and $11,102 in expenses for period ending June 30, 2000 and the years ended December 31, 1999 and 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.29%, 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.29)%, (.79)%, (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(9) FINANCIAL HIGHLIGHTS - (CONTINUED)

REAL ESTATE SECURITIES PORTFOLIO

                                            PERIOD FROM                    PERIOD FROM
                                            JANUARY 1,                        MAY 1,
                                              2000 TO       YEAR ENDED      1998(A) TO
                                             JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                              2000(E)          1999            1998
                                            -----------    ------------    ------------
Net asset value beginning of year.......      $   .76          $   .83       $  1.02
                                              -------          -------       -------
Income from investment operations:
  Net investment income.................          .02              .04           .03
  Net gains (losses) on securities (both
   realized and unrealized).............          .08             (.07)         (.19)
                                              -------          -------       -------
    Total from investment operations....          .10             (.03)         (.16)
                                              -------          -------       -------
Less distributions:
  Dividends from net investment
   income...............................           --             (.03)         (.03)
  Excess distributions of net investment
   income...............................           --             (.01)           --
                                              -------          -------       -------
    Total distributions.................           --             (.04)         (.03)
                                              -------          -------       -------
Net asset value, end of period..........      $   .86          $   .76       $   .83
                                              =======          =======       =======
Total return (b)........................        13.12%           (3.89)%      (14.90)%
Net assets, end of period
 (in thousands).........................      $ 7,040          $ 5,826       $ 5,322
Ratio of expenses to average daily net
 assets (c).............................          .93%(d)          .90%          .90%(d)
Ratio of net investment income to
 average daily net assets (c)...........         4.52%(d)         4.58%         5.54%(d)
Portfolio turnover rate (excluding
 short-term securities).................         60.1%           106.3%         54.0%

------------

(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $40,927, $63,511 and $31,736 in expenses for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.24%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 4.52%, 3.43% and 4.54%, respectively.
(d)  Adjusted to an annual basis.
(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special shareholder meeting was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                              VOTES        VOTES
DIRECTOR                                       FOR        WITHHELD
--------                                  -------------  ----------
William N. Westhoff.....................  1,675,277,404  33,022,140
Frederick P. Feuerherm..................  1,675,342,158  32,957,386
Ralph D. Ebbott.........................  1,674,612,153  33,687,391
Charles E. Arner........................  1,674,138,756  34,160,788
Ellen S. Berscheid......................  1,674,681,707  33,617,837

(2) To approve the elimination or modification of the following investment policies for.

GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  162,970,678   9,277,101   6,445,572
B. Modify policy regarding
 concentration in a particular
 industry..............................  162,561,620   9,686,159   6,445,572
C. Modify policy regarding investments
 in real estate........................  163,067,100   9,180,679   6,445,572
D. Modify policy regarding investments
 in commodities........................  162,595,495   9,652,284   6,445,572
E. Modify policies regarding lending...  163,052,224   9,195,555   6,445,572
F. Eliminate policy restricting margin
 purchases and short sales.............  162,219,748  10,028,031   6,445,572
G. Eliminate diversification
 policies..............................  162,621,844   9,625,935   6,445,572

BOND PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  135,941,156   5,997,512   7,096,357
B. Modify policy regarding
 concentration in a particular
 industry..............................  137,089,020   4,849,648   7,096,357
C. Modify policy regarding investments
 in real estate........................  136,796,518   5,142,150   7,096,357
D. Modify policy regarding investments
 in commodities........................  136,934,739   5,003,929   7,096,357
E. Modify policies regarding lending...  137,005,252   4,933,416   7,096,357
F. Eliminate policy restricting margin
 purchases and short sales.............  136,373,092   5,565,576   7,096,357
G. Eliminate diversification
 policies..............................  136,970,694   4,967,974   7,096,357

MONEY MARKET PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  124,407,694   7,980,911   5,910,629
B. Modify policy regarding
 concentration in a particular
 industry..............................  126,474,409   5,914,196   5,910,629
C. Modify policy regarding investments
 in real estate........................  126,519,735   5,868,870   5,910,629
D. Modify policy regarding investments
 in commodities........................  126,273,892   6,114,713   5,910,629
E. Modify policies regarding lending...  126,516,020   5,872,585   5,910,629
F. Eliminate policy restricting margin
 purchases and short sales.............  124,186,390   8,202,215   5,910,629
G. Eliminate diversification
 policies..............................  126,516,020   5,872,585   5,910,629

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  284,929,038  11,456,519  15,367,317
B. Modify policy regarding
 concentration in a particular
 industry..............................  284,593,242  11,792,315  15,367,317
C. Modify policy regarding investments
 in real estate........................  284,980,601  11,404,956  15,367,317
D. Modify policy regarding investments
 in commodities........................  284,595,378  11,790,179  15,367,317
E. Modify policies regarding lending...  285,020,581  11,364,976  15,367,317
F. Eliminate policy restricting margin
 purchases and short sales.............  284,125,657  12,259,900  15,367,317
G. Eliminate diversification
 policies..............................  284,864,629  11,520,928  15,367,317

MORTGAGE SECURITIES PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  105,561,140   4,864,871   5,525,841
B. Modify policy regarding
 concentration in a particular
 industry..............................  106,411,239   4,014,772   5,525,841
C. Modify policy regarding investments
 in real estate........................  106,526,107   3,899,904   5,525,841
D. Modify policy regarding investments
 in commodities........................  106,609,577   3,816,434   5,525,841
E. Modify policies regarding lending...  106,491,612   3,934,399   5,525,841
F. Eliminate policy restricting margin
 purchases and short sales.............  105,742,279   4,683,732   5,525,841
G. Eliminate diversification
 policies..............................  106,534,729   3,891,282   5,525,841

INDEX 500 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  133,867,187   6,051,695   6,042,782
B. Modify policy regarding
 concentration in a particular
 industry..............................  133,899,521   6,019,361   6,042,782
C. Modify policy regarding investments
 in real estate........................  134,173,462   5,745,420   6,042,782
D. Modify policy regarding investments
 in commodities........................  133,834,229   6,084,653   6,042,782
E. Modify policies regarding lending...  134,226,721   5,692,161   6,042,782
F. Eliminate policy restricting margin
 purchases and short sales.............  133,739,525   6,179,357   6,042,782
G. Eliminate diversification
 policies..............................  134,220,672   5,698,210   6,042,782

CAPITAL APPRECIATION PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  112,074,931   5,565,616   4,640,899
B. Modify policy regarding
 concentration in a particular
 industry..............................  112,138,720   5,501,827   4,640,899
C. Modify policy regarding investments
 in real estate........................  112,109,969   5,530,578   4,640,899
D. Modify policy regarding investments
 in commodities........................  111,946,413   5,694,134   4,640,899
E. Modify policies regarding lending...  112,177,868   5,462,679   4,640,899
F. Eliminate policy restricting margin
 purchases and short sales.............  111,664,972   5,975,575   4,640,899
G. Eliminate diversification
 policies..............................  112,119,704   5,520,843   4,640,899

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  168,876,598   8,306,036  11,139,010
B. Modify policy regarding
 concentration in a particular
 industry..............................  169,090,875   8,091,759  11,139,010
C. Modify policy regarding investments
 in real estate........................  168,998,841   8,183,793  11,139,010
D. Modify policy regarding investments
 in commodities........................  168,895,564   8,287,070  11,139,010
E. Modify policies regarding lending...  169,262,117   7,920,517  11,139,010
F. Eliminate policy restricting margin
 purchases and short sales.............  168,550,075   8,632,559  11,139,010
G. Eliminate diversification
 policies..............................  169,152,491   8,030,143  11,139,010

SMALL COMPANY GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................  102,272,608   4,570,376   5,225,139
B. Modify policy regarding
 concentration in a particular
 industry..............................  102,291,762   4,551,222   5,225,139
C. Modify policy regarding investments
 in real estate........................  102,340,780   4,502,204   5,225,139
D. Modify policy regarding investments
 in commodities........................  102,088,566   4,754,418   5,225,139
E. Modify policies regarding lending...  102,340,075   4,502,909   5,225,139
F. Eliminate policy restricting margin
 purchases and short sales.............  101,830,698   5,012,286   5,225,139
G. Eliminate diversification
 policies..............................  102,316,846   4,526,138   5,225,139

MATURING GOVERNMENT BOND 2002 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    7,772,539      82,150      26,066
B. Modify policy regarding
 concentration in a particular
 industry..............................    7,772,539      82,150      26,066
C. Modify policy regarding investments
 in real estate........................    7,777,687      77,002      26,066
D. Modify policy regarding investments
 in commodities........................    7,777,687      77,002      26,066
E. Modify policies regarding lending...    7,777,687      77,002      26,066
F. Eliminate policy restricting margin
 purchases and short sales.............    7,772,539      82,150      26,066
G. Eliminate diversification
 policies..............................    7,772,539      82,150      26,066

MATURING GOVERNMENT BOND 2006 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    4,938,876     161,683     355,836
B. Modify policy regarding
 concentration in a particular
 industry..............................    5,019,327      81,232     355,836
C. Modify policy regarding investments
 in real estate........................    5,019,327      81,232     355,836
D. Modify policy regarding investments
 in commodities........................    4,932,629     167,930     355,836
E. Modify policies regarding lending...    5,019,327      81,232     355,836
F. Eliminate policy restricting margin
 purchases and short sales.............    5,013,080      87,479     355,836
G. Eliminate diversification
 policies..............................    5,019,327      81,232     355,836

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    3,796,220      41,273      18,094
B. Modify policy regarding
 concentration in a particular
 industry..............................    3,796,220      41,273      18,094
C. Modify policy regarding investments
 in real estate........................    3,801,722      35,771      18,094
D. Modify policy regarding investments
 in commodities........................    3,797,252      40,241      18,094
E. Modify policies regarding lending...    3,801,722      35,771      18,094
F. Eliminate policy restricting margin
 purchases and short sales.............    3,791,750      45,743      18,094
G. Eliminate diversification
 policies..............................    3,796,220      41,273      18,094

VALUE STOCK PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   99,487,551   3,737,776   5,531,382
B. Modify policy regarding
 concentration in a particular
 industry..............................   99,693,917   3,531,410   5,531,382
C. Modify policy regarding investments
 in real estate........................   99,619,880   3,605,447   5,531,382
D. Modify policy regarding investments
 in commodities........................   99,447,583   3,777,744   5,531,382
E. Modify policies regarding lending...   99,725,632   3,499,695   5,531,382
F. Eliminate policy restricting margin
 purchases and short sales.............   99,111,772   4,113,555   5,531,382
G. Eliminate diversification
 policies..............................   99,780,804   3,444,523   5,531,382

SMALL COMPANY VALUE PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   13,928,439     503,165     419,695
B. Modify policy regarding
 concentration in a particular
 industry..............................   13,923,499     508,105     419,695
C. Modify policy regarding investments
 in real estate........................   13,928,577     503,027     419,695
D. Modify policy regarding investments
 in commodities........................   13,927,406     504,198     419,695
E. Modify policies regarding lending...   13,934,173     497,431     419,695
F. Eliminate policy restricting margin
 purchases and short sales.............   13,817,293     614,311     419,695
G. Eliminate diversification
 policies..............................   13,928,577     503,027     419,695

GLOBAL BOND PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   29,199,216   4,709,188     478,751
B. Modify policy regarding
 concentration in a particular
 industry..............................   30,294,963   3,613,441     478,751
C. Modify policy regarding investments
 in real estate........................   30,294,963   3,613,441     478,751
D. Modify policy regarding investments
 in commodities........................   30,294,963   3,613,441     478,751
E. Modify policies regarding lending...   30,294,927   3,613,477     478,751
F. Eliminate policy restricting margin
 purchases and short sales.............   29,201,803   4,706,601     478,751

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   20,314,477     594,764     610,729
B. Modify policy regarding
 concentration in a particular
 industry..............................   20,315,066     594,175     610,729
C. Modify policy regarding investments
 in real estate........................   20,314,974     594,267     610,729
D. Modify policy regarding investments
 in commodities........................   20,314,974     594,267     610,729
E. Modify policies regarding lending...   20,309,089     600,152     610,729
F. Eliminate policy restricting margin
 purchases and short sales.............   20,314,439     594,802     610,729
G. Eliminate diversification
 policies..............................   20,315,066     594,175     610,729

MACRO-CAP VALUE PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   19,400,419     936,837     723,383
B. Modify policy regarding
 concentration in a particular
 industry..............................   19,736,098     601,158     723,383
C. Modify policy regarding investments
 in real estate........................   19,736,098     601,158     723,383
D. Modify policy regarding investments
 in commodities........................   19,736,098     601,158     723,383
E. Modify policies regarding lending...   19,731,738     605,518     723,383
F. Eliminate policy restricting margin
 purchases and short sales.............   19,394,050     943,206     723,383
G. Eliminate diversification
 policies..............................   19,736,098     601,158     723,383

MICRO-CAP GROWTH PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................   19,288,297     349,376     680,607
B. Modify policy regarding
 concentration in a particular
 industry..............................   19,385,054     252,619     680,607
C. Modify policy regarding investments
 in real estate........................   19,385,002     252,671     680,607
D. Modify policy regarding investments
 in commodities........................   19,381,843     255,830     680,607
E. Modify policies regarding lending...   19,382,173     255,500     680,607
F. Eliminate policy restricting margin
 purchases and short sales.............   19,276,108     361,565     680,607
G. Eliminate diversification
 policies..............................   19,385,054     252,619     680,607

REAL ESTATE SECURITIES PORTFOLIO:

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
A. Modify policies regarding borrowing
 and the issuance of senior
 securities............................    5,380,052   2,210,511     256,979
B. Modify policy regarding
 concentration in a particular
 industry..............................    5,383,932   2,206,631     256,979
C. Modify policy regarding investments
 in real estate........................    5,383,932   2,206,631     256,979
D. Modify policy regarding investments
 in commodities........................    5,382,829   2,207,734     256,979
E. Modify policies regarding lending...    5,381,155   2,209,408     256,979
F. Eliminate policy restricting margin
 purchases and short sales.............    5,382,829   2,207,734     256,979
G. Eliminate diversification
 policies..............................    5,383,932   2,206,631     256,979

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(10) SHAREHOLDER VOTING RESULTS - (CONTINUED)

(3) To approve an amended Investment Advisory Agreement between the Fund and Advantus Capital, changing the schedule of advisory fees payable by certain Portfolios, deleting a provision requiring Advantus Capital to pay distribution-related expenses of the Fund, and modify the agreement's amendment provision.

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
Growth Portfolio.......................   154,659,41  16,353,676   7,680,262
Bond Portfolio.........................  133,043,274   9,221,259   6,770,492
Money Market Portfolio.................  121,367,003  11,190,441   5,741,790
Asset Allocation Portfolio.............  276,095,437  18,268,724  17,388,713
Mortgage Securities Portfolio..........  103,841,804   6,293,581   5,816,467
Index 500 Portfolio....................  129,957,418  10,618,933   5,385,313
Capital Appreciation Portfolio.........  108,792,718   8,320,322   5,168,406
International Stock Portfolio..........  164,941,057  12,175,733  11,204,854
Small Company Growth Portfolio.........  100,217,742   7,243,147   4,607,234
Maturing Government Bond 2002
 Portfolio.............................    7,824,923      11,175      44,657
Maturing Government Bond 2006
 Portfolio.............................    5,065,958      16,626     373,811
Maturing Government Bond 2010
 Portfolio.............................    3,769,171      48,683      37,733
Value Stock Portfolio..................   98,138,540   6,099,218   4,518,951
Small Company Value Portfolio..........   13,283,927   1,074,334     493,038
Global Bond Portfolio..................   28,831,307   5,073,976     481,872
Index 400 Mid-Cap Portfolio............   19,249,989   1,455,782     814,199
Macro-Cap Value Portfolio..............   19,154,451   1,134,836     771,352
Micro-Cap Growth Portfolio.............   18,724,183     772,207     821,890
Real Estate Securities Portfolio.......    5,553,725   2,166,590     127,227

(4) To approve a Plan of Distribution under Rule 12b-1, pursuant to which certain Portfolios would pay a distribution fee of 0.25% of average daily net assets per annum.

                                            VOTES       VOTES       VOTES
                                             FOR       AGAINST     WITHHELD
                                         -----------  ----------  ----------
Growth Portfolio.......................  150,490,293  20,004,782   8,198,276
Bond Portfolio.........................  131,245,839  10,980,079   6,809,107
Money Market Portfolio.................  114,646,738  18,486,860   5,165,636
Asset Allocation Portfolio.............  269,214,723  25,395,367  17,142,784
Mortgage Securities Portfolio..........  102,584,255   7,662,868   5,704,729
Index 500 Portfolio....................  125,364,345  15,189,090   5,408,229
Capital Appreciation Portfolio.........  106,086,228  10,825,532   5,369,686
International Stock Portfolio..........  160,412,299  16,540,419  11,368,926
Small Company Growth Portfolio.........   97,306,902   9,924,644   4,836,577
Value Stock Portfolio..................   95,947,659   8,153,132   4,655,918
Small Company Value Portfolio..........   12,962,374   1,479,333     409,592
Global Bond Portfolio..................   27,782,267   6,057,087     547,801
Index 400 Mid-Cap Portfolio............   18,871,840   2,044,008     604,122
Macro-Cap Value Portfolio..............   18,418,315   2,156,135     486,189
Micro-Cap Growth Portfolio.............   17,932,966   1,582,438     802,876
Real Estate Securities Portfolio.......    5,432,993   2,287,322     127,227

(5)  To approve amended and restated articles of incorporation of the Fund.

                                             VOTES        VOTES       VOTES
                                              FOR        AGAINST     WITHHELD
                                         -------------  ----------  ----------
                                         1,558,331,864  65,836,890  84,130,791

(6) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                             VOTES        VOTES       VOTES
                                              FOR        AGAINST     WITHHELD
                                         -------------  ----------  ----------
                                         1,619,383,432  23,248,520  65,667,592

                                   THIS OFFERING IS AVAILABLE THROUGH ASCEND
                                   FINANCIAL SERVICES, INC., A REGISTERED
                                   BROKER/DEALER. ASCEND FINANCIAL SERVICES,
                                   INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

                                   THIS REPORT MAY BE USED AS SALES LITERATURE
                                   IN CONNECTION WITH THE OFFER OR SALE OF
                                   VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS
                                   FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

                                   [LOGO]

                                   ASCEND FINANCIAL SERVICES, INC.
                                   SECURITIES DEALER, MEMBER NASD/SIPC
                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1.888.AFS.1838
                                   (1.888.237.1838)

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $209 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.




MINNESOTA LIFE                                              PRESORTED STANDARD
A MINNESOTA MUTUAL COMPANY                                  U.S. POSTAGE PAID
                                                                ST. PAUL MN
400 Robert Street North                                       PERMIT NO. 3547
St. Paul, MN 55101-2098
www.minnesotalife.com


ADDRESS SERVICE REQUESTED






-C-2000 Minnesota Life Insurance Company.                        2000-0606-85001
All rights reserved.                                                DOFU: 8/2000

F. 34490 Rev. 8-2000